                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

                              Loomis Sayles Funds I
               (Exact name of registrant as specified in charter)

           399 Boylston Street, Boston, Massachusetts     02116
            (Address of principal executive offices)    (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30, 2004

Date of reporting period: March 31, 2005

Item 1. Reports to Stockholders.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund
         Loomis Sayles Worldwide Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             16

                    Statements of Assets and Liabilities 45

                    Statements of Operations             47

                    Statements of Changes in Net Assets  49

                    Financial Highlights                 53

                    Notes to Financial Statements        59

         SEMI-ANNUAL REPORT
         MARCH 31, 2005 (Unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
                          Manager since February 1999

PORTFOLIO REVIEW
Aside from some specific stock "torpedoes," including Biogen Idec and Onyx Pharmaceuticals, there was one principal reason why the Fund underperformed its Benchmark, the Russell Midcap Growth Index, for the six-months ended March 31, 2005. Poor stock selection in the healthcare sector was responsible for most of the Fund's underperformance. Specifically, the Fund's biotech and medical devices stocks generated poor results. The most difficult period for the Fund was in March, when yields on the 10-year Treasury spiked, causing a sharp sell-off in stocks. Investors took profits in many of the leadership stocks and groups to which the Fund is most exposed, including energy, materials, hotels and gaming and homebuilders.

The best performing sectors for the Fund included the consumer discretionary, technology, and producer durables areas. Returns in the consumer sector were broad-based, as the Fund experienced good returns from specialty retail, hotel and gaming, and restaurant holdings.

Market leadership reversed sharply during the fiscal period. Technology was the Benchmark's strongest sector in the fourth quarter of 2004, but it was the weakest sector in the first quarter of 2005. Software, in particular, was subject to profit-taking during the more seasonally challenged first quarter. However, several of our technology stocks were strong performers during the full period. Apple Computer advanced strongly on rising earnings estimates. Investors gained confidence that the "halo effect" from the iPod would drive sales of notebooks and desktops. VeriSign, a major provider of Internet and wireless services, also experienced strong earnings growth, driven by its recently acquired Jamba subsidiary.

In the producer durables sector, we focused on homebuilders, which continued to post strong earnings and improved earnings forecasts. Toll Brothers, a leading builder of high-end homes, was particularly strong. We also emphasized mining equipment companies, which benefited from rising backlogs and a buoyant aftermarket for parts.

During most of the fiscal period we tried to strike a balance between cyclical companies and industries on the one hand, and more defensive non-cyclicals and financials on the other. Recently, we have been favoring companies that we believe should be able to sustain earnings momentum even in a decelerating economic environment, including healthcare, consumer staples and select services. Nevertheless, we still own some late cyclicals--including energy, materials, and capital equipment--where we believe fundamentals remain strong. We also have been reducing the Fund's exposure to companies likely to suffer from a steep increase in interest rates.

OUTLOOK
For the next several months we expect inflation and the pace at which the Federal Reserve Board raises interest rates to influence stock returns. Our biggest concern is that the inflation-adjusted federal funds rate (as measured by the February Consumer Price Index) is still less than half a percentage point, compared to a more normal level



 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in IPOs) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $50.3 million
of 2% to 4%. This suggests that before the Fed is finished, short-term rates could reach 4% or more, and the cycle probably would include at least one 50-basis-point hike. High oil prices also remain a concern.

It is difficult to envision a strong equity market under this scenario. In particular, rate-sensitive industries and companies whose earnings are tied to the economic cycle are likely to come under pressure. That leaves the opportunities among classic defensive and non-cyclical sectors, including healthcare, staples, and utilities. However, once investors are able to see an end to the current Fed tightening cycle, we think stocks could be poised for a strong rebound in the back half of the year.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                          9.77%     10.48%    -17.36%      8.73%
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                          9.69      10.27     -17.58       8.43
                       ----------------------------------------------

                       LIPPER MID-CAP GROWTH FUNDS INDEX(a)
                          9.30       5.42      -9.27       5.31
                       ----------------------------------------------

                       RUSSELL MIDCAP GROWTH INDEX(a)
                         12.04       8.31      -7.30       7.47
                       ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(b)(c)

                                     [CHART]

                  Loomis Sayles  Lipper Mid-Cap
                    Aggressive        Growth        Russell Midcap
                   Growth Fund    Funds Index(a)    Growth Index(a)
                  --------------  --------------    --------------
 12/31/1996       $  250,000       $  250,000       $  250,000
  1/31/1997          265,500          256,397          261,061
  2/28/1997          257,243          239,354          255,313
  3/31/1997          240,754          221,150          240,886
  4/30/1997          243,498          219,235          246,786
  5/31/1997          265,486          247,788          268,901
  6/30/1997          267,982          258,228          276,343
  7/31/1997          295,235          273,998          302,793
  8/31/1997          288,475          273,237          299,837
  9/30/1997          314,235          292,801          315,012
 10/31/1997          307,228          276,403          299,240
 11/30/1997          297,735          271,981          302,386
 12/31/1997          306,607          278,351          306,356
  1/31/1998          290,602          273,087          300,840
  2/28/1998          313,821          296,284          329,124
  3/31/1998          324,491          311,625          342,920
  4/30/1998          333,025          312,981          347,577
  5/31/1998          318,072          294,737          333,279
  6/30/1998          334,358          308,295          342,709
  7/31/1998          317,272          287,776          328,029
  8/31/1998          252,961          225,733          265,422
  9/30/1998          280,433          249,272          285,500
 10/31/1998          299,390          258,441          306,521
 11/30/1998          301,785          278,080          327,197
 12/31/1998          341,983          313,952          361,083
  1/31/1999          345,300          329,536          371,908
  2/28/1999          338,394          303,940          353,720
  3/31/1999          434,058          325,607          373,420
  4/30/1999          456,195          338,963          390,435
  5/31/1999          473,074          337,552          385,412
  6/30/1999          535,000          364,759          412,319
  7/31/1999          530,827          359,767          399,191
  8/31/1999          561,774          357,945          395,042
  9/30/1999          555,145          368,394          391,679
 10/31/1999          695,041          400,964          421,963
 11/30/1999          815,700          451,259          465,661
 12/31/1999        1,018,402          545,390          546,293
  1/31/2000        1,046,917          536,026          546,182
  2/29/2000        1,423,493          670,359          661,006
  3/31/2000        1,292,817          623,177          661,685
  4/30/2000        1,170,516          540,968          597,454
  5/31/2000        1,052,645          492,337          553,903
  6/30/2000        1,201,700          568,843          612,677
  7/31/2000        1,173,099          545,247          573,879
  8/31/2000        1,388,480          616,555          660,427
  9/30/2000        1,377,234          586,921          628,140
 10/31/2000        1,166,792          539,463          585,150
 11/30/2000          873,461          426,655          457,993
 12/31/2000          961,331          457,408          482,109
  1/31/2001          881,925          463,620          509,649
  2/28/2001          688,607          394,076          421,494
  3/31/2001          589,930          352,264          361,172
  4/30/2001          686,029          398,709          421,375
  5/31/2001          654,129          401,997          419,393
  6/30/2001          634,178          400,428          419,614
  7/31/2001          570,887          379,366          391,316
  8/31/2001          498,556          353,948          362,953
  9/30/2001          397,199          302,898          302,968
 10/31/2001          435,847          319,762          334,814
 11/30/2001          480,957          346,026          370,860
 12/31/2001          486,825          361,034          384,958
  1/31/2002          470,126          347,226          372,458
  2/28/2002          422,691          329,962          351,343
  3/31/2002          457,859          350,761          378,158
  4/30/2002          433,821          339,101          358,137
  5/31/2002          405,709          327,786          347,451
  6/30/2002          367,045          298,335          309,107
  7/31/2002          330,414          266,160          279,076
  8/31/2002          325,128          262,987          278,104
  9/30/2002          313,423          246,647          256,009
 10/31/2002          326,023          259,085          275,839
 11/30/2002          350,637          274,472          297,429
 12/31/2002          309,052          258,247          279,459
  1/31/2003          305,250          254,417          276,716
  2/28/2003          302,625          250,489          274,309
  3/31/2003          303,805          254,073          279,417
  4/30/2003          326,652          271,896          298,442
  5/31/2003          362,975          294,377          327,158
  6/30/2003          363,266          298,986          331,824
  7/31/2003          382,591          310,778          343,682
  8/31/2003          417,445          326,063          362,609
  9/30/2003          401,040          315,122          355,578
 10/31/2003          440,302          339,841          384,234
 11/30/2003          443,516          347,922          394,516
 12/31/2003          432,960          349,706          398,822
  1/31/2004          450,235          358,542          411,991
  2/29/2004          441,141          363,487          418,902
  3/31/2004          451,110          363,400          418,102
  4/30/2004          445,246          351,872          406,298
  5/31/2004          466,351          359,534          415,886
  6/30/2004          483,932          368,183          422,505
  7/31/2004          442,943          342,024          394,524
  8/31/2004          429,167          336,100          389,660
  9/30/2004          454,059          350,478          404,208
 10/31/2004          464,003          360,835          417,918
 11/30/2004          495,045          380,891          439,501
 12/31/2004          516,728          398,778          460,556
  1/31/2005          501,949          385,893          448,228
  2/28/2005          517,911          390,875          459,578
  3/31/2005          498,427          383,086          452,864



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) See page 13 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]

                                 MARK F. BURNS
                          Manager since January 2005


PORTFOLIO REVIEW
Strong stock selection helped the Fund outperform its Benchmark, the Russell 2000 Growth Index, during the six-months ended March 31, 2005. Our holdings in the healthcare and technology sectors accounted for most of the Fund's outperformance. Within these sectors many of our holdings posted strong earnings reports, which the market rewarded with multiple expansions.

In particular, Tessera Technologies, a company with significant semiconductor intellectual property and a royalty-based business model, was the Fund's best technology stock. Its earnings grew dramatically, and key license agreements bode well for the future. In addition, Intuitive Surgical, a manufacturer of robotic surgical equipment, is seeing rapid adoption of its products, which is reflected in its earnings trajectory. F5 Networks, a networking company that is the leader in an increasingly important niche of the market, posted strong stock performance for the fiscal period.

Both the materials and consumer staples sectors had a slightly negative impact on the Fund's six-month performance. We maintained relatively small weightings in each, but poor stock selection led to negative performance.

The Fund's worst-performing stocks for the last six months were Input/Output, Jakks Pacific and Steel Dynamics. In each case, the negative impact was felt entirely in the fourth quarter of 2004. Input/Output, an energy service company, reported disappointing earnings, which prompted us to sell the position. Subsequently, the company reported more negative news. Jakks Pacific delivered solid earnings and seemed relatively well positioned, but it entered into a difficult lawsuit that caused its stock price to decline. Steel Dynamics, a mini mill, posted poor fourth-quarter performance due to a correction in commodity prices.

OUTLOOK
Looking ahead, we believe economic growth may slow as the year progresses, but we still believe it will be possible to generate significant positive returns through stock selection. So far in 2005, nearly all the Fund's outperformance has been derived through security selection. We plan to continue emphasizing companies that appear to be able to grow and generate cash regardless of the economic environment. To that end, we have reduced the Fund's technology weighting, redirecting those assets to the consumer discretionary and energy sectors.

As time passes and the market becomes comfortable with a decelerating--but still growing--economy, we think stocks can regain strength. We are particularly excited about growth stocks. Throughout the last few years, corporations have implemented significant cost-cutting measures, making the earnings profiles of a great many stocks appear attractive. However, going forward we believe only true growth companies, or those growing at the revenue line, may be able to generate attractive earnings.

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $19.3 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ---------------------------------------------

                       LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                         9.60%       3.81%    -18.96%      1.19%
                       ---------------------------------------------

                       LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                         9.57        3.55     -19.16       0.94
                       ---------------------------------------------

                       LIPPER SMALL-CAP GROWTH FUNDS INDEX(a)
                         8.91        1.43      -5.71       5.79
                       ---------------------------------------------

                       RUSSELL 2000 INDEX(a)
                         8.00        5.41       4.01       7.99
                       ---------------------------------------------

                       RUSSELL 2000 GROWTH INDEX(a)
                         7.23        0.87      -6.60       2.95
                       ---------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(b)(c)
                                     [CHART]

                                      Lipper         Russell
                   Loomis Sayles     Small-Cap        2000          Russell
                    Small Cap      Growth Funds      Growth          2000
                   Growth Fund       Index(a)        Index(a)       Index(a)
                       -----          -----           -----          -----
 12/31/1996          $250,000       $250,000        $250,000       $250,000
  1/31/1997           256,500        255,797         256,245        254,996
  2/28/1997           237,493        237,326         240,769        248,813
  3/31/1997           212,747        220,207         223,779        237,073
  4/30/1997           208,747        216,928         221,191        237,734
  5/31/1997           242,752        247,023         254,436        264,182
  6/30/1997           257,001        260,237         263,063        275,503
  7/31/1997           277,741        275,899         276,542        288,323
  8/31/1997           282,491        280,282         284,841        294,920
  9/30/1997           313,734        303,870         307,571        316,506
 10/31/1997           291,741        288,334         289,097        302,603
 11/30/1997           288,503        281,817         282,204        300,645
 12/31/1997           298,572        278,064         282,363        305,908
  1/31/1998           288,809        273,937         278,596        301,080
  2/28/1998           320,202        296,085         303,193        323,343
  3/31/1998           334,707        309,478         315,911        336,678
  4/30/1998           330,222        311,729         317,848        338,541
  5/31/1998           302,516        289,667         294,756        320,308
  6/30/1998           332,042        298,156         297,767        320,982
  7/31/1998           299,336        275,720         272,902        294,997
  8/31/1998           231,806        215,500         209,905        237,715
  9/30/1998           259,228        227,024         231,187        256,318
 10/31/1998           269,520        235,975         243,245        266,771
 11/30/1998           303,264        255,166         262,115        280,748
 12/31/1998           354,424        280,746         285,834        298,121
  1/31/1999           364,702        287,535         298,691        302,083
  2/28/1999           341,763        259,868         271,368        277,616
  3/31/1999           367,873        271,613         281,033        281,950
  4/30/1999           371,295        282,219         305,852        307,215
  5/31/1999           364,426        283,757         306,336        311,702
  6/30/1999           419,017        310,316         322,473        325,797
  7/31/1999           406,614        309,220         312,501        316,858
  8/31/1999           418,487        304,885         300,814        305,131
  9/30/1999           441,420        315,937         306,616        305,198
 10/31/1999           498,098        334,359         314,470        306,434
 11/30/1999           550,847        376,545         347,721        324,731
 12/31/1999           679,800        452,471         409,007        361,491
  1/31/2000           667,428        447,759         405,201        355,685
  2/29/2000           908,703        578,948         499,476        414,422
  3/31/2000           788,481        533,505         446,973        387,099
  4/30/2000           725,166        467,554         401,845        363,805
  5/31/2000           627,051        429,327         366,657        342,602
  6/30/2000           701,420        504,937         414,022        372,467
  7/31/2000           629,454        472,086         378,540        360,483
  8/31/2000           734,950        522,857         418,358        387,989
  9/30/2000           711,506        496,964         397,574        376,585
 10/31/2000           641,849        459,679         365,301        359,775
 11/30/2000           476,188        381,396         298,975        322,843
 12/31/2000           556,378        415,131         317,270        350,570
  1/31/2001           531,174        427,780         342,949        368,822
  2/28/2001           413,519        373,014         295,939        344,622
  3/31/2001           352,235        336,786         269,033        327,764
  4/30/2001           416,835        373,146         301,970        353,405
  5/31/2001           405,331        383,257         308,964        362,092
  6/30/2001           415,180        392,921         317,390        374,595
  7/31/2001           356,598        371,018         290,313        354,318
  8/31/2001           316,374        349,053         272,183        342,874
  9/30/2001           247,816        294,576         228,265        296,719
 10/31/2001           276,439        316,162         250,225        314,083
 11/30/2001           297,476        340,661         271,112        338,398
 12/31/2001           309,256        361,298         287,991        359,285
  1/31/2002           294,380        350,373         277,746        355,548
  2/28/2002           257,612        329,170         259,769        345,804
  3/31/2002           273,610        356,082         282,348        373,597
  4/30/2002           263,514        346,687         276,239        377,002
  5/31/2002           250,891        332,779         260,087        360,270
  6/30/2002           229,290        308,052         238,032        342,394
  7/31/2002           196,731        264,364         201,449        290,682
  8/31/2002           194,488        263,980         201,355        289,942
  9/30/2002           178,209        247,970         186,811        269,120
 10/31/2002           189,722        258,551         196,260        277,749
 11/30/2002           200,668        280,207         215,716        302,536
 12/31/2002           180,742        261,487         200,840        285,691
  1/31/2003           174,850        254,582         195,384        277,784
  2/28/2003           172,612        246,649         190,173        269,391
  3/31/2003           170,920        251,735         193,052        272,859
  4/30/2003           188,884        272,540         211,323        298,731
  5/31/2003           209,926        300,331         235,137        330,789
  6/30/2003           214,145        310,509         239,668        336,775
  7/31/2003           229,028        328,666         257,786        357,847
  8/31/2003           247,282        346,094         271,633        374,254
  9/30/2003           241,100        337,594         264,757        367,346
 10/31/2003           261,039        368,222         287,629        398,194
 11/30/2003           269,731        378,027         297,006        412,325
 12/31/2003           259,077        378,566         298,334        420,691
  1/31/2004           277,601        396,277         314,007        438,968
  2/29/2004           266,663        394,788         313,521        442,903
  3/31/2004           265,543        392,059         314,986        447,031
  4/30/2004           254,045        372,901         299,175        424,239
  5/31/2004           262,175        380,679         305,126        430,991
  6/30/2004           272,557        391,533         315,278        449,142
  7/31/2004           247,563        356,991         286,979        418,900
  8/31/2004           236,893        345,426         280,801        416,747
  9/30/2004           251,533        365,160         296,328        436,311
 10/31/2004           254,856        375,398         303,528        444,900
 11/30/2004           269,459        401,685         329,184        483,490
 12/31/2004           283,498        419,415         341,015        497,801
  1/31/2005           278,735        403,540         325,652        477,031
  2/28/2005           283,780        411,512         330,122        485,111
  3/31/2005           275,676        397,685         317,739        471,224


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) See page 13 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

As of April 1, 2005, John Slavik became co-manager of this Fund.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

[PHOTO]

Joseph Gatz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
                           Manager since April 2000

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the Russell 2000 Value Index, for the six-months ended March 31, 2005. We positioned the Fund fairly conservatively during the period, with a focus on companies at the higher end of the small-cap universe's market capitalization range. We also continued to emphasize higher-quality companies with solid balance sheets, positive earnings trends and healthy cash flows.

The Fund's performance lagged early in the period, as smaller, lower-profitability companies pushed the overall market higher. Nevertheless, as market returns moderated from December through March, investors returned to higher-quality, larger and more profitable companies. As a result, stock selection ended the period broadly positive, with notable contributions from healthcare, producer durables and consumer-related companies.

The Fund's sector weights remained fairly constant during the period, although we continued to fine-tune the Portfolio in recognition of the maturing economic cycle, rising interest rates and slower earnings growth in future quarters. We made modest additions to healthcare, where valuations appear more attractive after a period of underperformance. We reduced exposure to producer durables stocks, reflecting strong performance by many industrial companies and the likelihood that growth rates may slow due to higher energy costs and interest rates.

Contribution to return was fairly broad-based, as all Fund sectors provided positive results for the fiscal period. The consumer discretionary, materials and processing, and producer durables sectors were the best-performing groups, and all three were beneficiaries of an improving U.S. economy. Consumer discretionary holdings were the strongest contributors, driven by select business-services companies, including R.H. Donnelley and Adesa. Building materials companies, such as Lennox International and ElkCorp, drove performance in the materials and processing group. The producer durables sector advanced on good performance from general industrial companies, but the Fund's top performer for the second quarter was United Defense Industries, which designs and manufactures combat vehicles and various artillery munitions systems. United Defense agreed to be acquired by a British defense company for $75 per share in an all-cash deal. We purchased the stock originally during its initial public offering in late 2001 at $19 per share and it has remained in the Portfolio since that time.

Rising oil and natural gas prices led to strong absolute returns in the energy sector during the period, but the Portfolio had a relatively small weighting in this sector, which moderated the overall impact on the Fund.

Performance was muted in consumer staples and healthcare, as investors preferred more economically- sensitive sectors. However, the individual stocks we selected within healthcare were strong, offsetting the sector's weaker overall performance. Although technology shares rallied early in the period, disappointing fundamentals doused the rally and resulted in only slight gains for the sector during the period.



 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin; 1/2/98
 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $635.1 million

OUTLOOK
Although the economy continues to expand and corporate balance sheets appear to be strong, valuations seem somewhat elevated, and we believe earnings growth is likely to slow in the near term. With oil prices near record highs, the ability to pass through higher input costs will remain a focus of our stock selections in 2005. Standout opportunities among sectors currently appear limited, but fundamentals remain positive within select capital-spending-sensitive and general industrial sectors. We are mindful of the strong performance these sectors have produced, and valuations in other areas, including healthcare, appear more interesting.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                       SINCE
               6 MONTHS* 1 YEAR 5 YEARS 10 YEARS(a) INCEPTION(a)
               -------------------------------------------------
               LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                 9.26%   11.86%  12.25%    14.64%      15.12%
               -------------------------------------------------
               LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                 9.13    11.62   11.99     14.40       14.94
               -------------------------------------------------
               LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                 8.99    11.31   11.70     14.00       14.57
               -------------------------------------------------
               LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                 7.95     8.07    6.26     11.84         N/A
               -------------------------------------------------
               RUSSELL 2000 VALUE INDEX(c)
                 8.70     9.79   15.42     14.28       14.73
               -------------------------------------------------
               RUSSELL 2000 INDEX(c)
                 8.00     5.41    4.01     10.43       11.23
               -------------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(d)(e)

                                     [CHART]

               Loomis Sayles      Lipper Small
                 Small Cap         -Cap Core        Russell 2000     Russell
                 Value Fund      Funds Index(c)    Value Index(c)  2000 Index(c)
               -------------      -------------     ------------   ------------
  5/13/1991     $  250,000         $  250,000       $  250,000     $  250,000
  5/31/1991        255,500            250,000          261,728        261,916
  6/30/1991        246,500            250,000          249,473        246,653
  7/31/1991        266,000            250,000          255,952        255,308
  8/31/1991        286,250            250,000          263,720        264,758
  9/30/1991        286,500            250,000          264,026        266,831
 10/31/1991        292,250            250,000          267,028        273,889
 11/30/1991        285,000            250,000          256,192        261,221
 12/31/1991        326,192            250,000          272,804        282,138
  1/31/1992        359,360            265,945          295,624        304,999
  2/29/1992        379,469            273,568          309,725        313,896
  3/31/1992        359,099            264,312          306,355        303,271
  4/30/1992        340,817            255,365          302,112        292,646
  5/31/1992        341,340            254,825          310,327        296,538
  6/30/1992        311,567            245,833          300,278        282,514
  7/31/1992        320,185            252,555          311,590        292,344
  8/31/1992        309,739            248,421          305,517        284,095
  9/30/1992        313,134            249,627          311,285        290,647
 10/31/1992        323,058            258,944          318,551        299,885
 11/30/1992        353,875            277,051          338,259        322,832
 12/31/1992        368,973            287,564          352,287        334,079
  1/31/1993        385,875            296,024          370,979        345,386
  2/28/1993        376,994            289,261          372,463        337,409
  3/31/1993        392,750            297,159          386,591        348,358
  4/30/1993        382,724            287,452          377,301        338,796
  5/31/1993        399,053            298,214          389,167        353,787
  6/30/1993        401,058            300,514          392,856        355,994
  7/31/1993        410,798            303,304          399,600        360,909
  8/31/1993        432,856            312,400          415,222        376,501
  9/30/1993        452,622            317,447          425,169        387,126
 10/31/1993        464,941            324,170          434,894        397,090
 11/30/1993        447,179            316,166          423,565        384,020
 12/31/1993        460,032            325,338          436,038        397,150
  1/31/1994        469,799            333,938          451,601        409,602
  2/28/1994        462,637            333,304          450,293        408,121
  3/31/1994        435,940            320,340          430,084        386,573
  4/30/1994        431,056            319,794          434,322        388,871
  5/31/1994        424,545            320,604          433,699        384,504
  6/30/1994        414,452            310,196          422,386        371,448
  7/31/1994        416,731            314,670          430,189        377,550
  8/31/1994        436,266            329,162          447,122        398,589
  9/30/1994        435,940            329,749          442,378        397,254
 10/31/1994        433,019            331,467          434,283        395,686
 11/30/1994        415,785            323,070          416,763        379,706
 12/31/1994        421,856            325,868          429,306        389,907
  1/31/1995        423,163            329,229          427,200        384,988
  2/28/1995        439,582            342,338          443,008        401,003
  3/31/1995        450,088            349,588          445,199        407,909
  4/30/1995        451,393            355,463          458,439        416,979
  5/31/1995        460,602            359,779          468,257        424,149
  6/30/1995        473,084            374,109          484,258        446,152
  7/31/1995        504,591            394,788          501,926        471,851
  8/31/1995        528,862            407,916          516,837        481,612
  9/30/1995        538,699            414,898          524,553        490,213
 10/31/1995        510,794            400,223          503,602        468,290
 11/30/1995        535,415            412,187          523,618        487,965
 12/31/1995        557,206            426,052          539,838        500,839
  1/31/1996        558,321            429,170          543,420        500,301
  2/29/1996        586,348            444,379          551,937        515,895
  3/31/1996        599,834            455,506          563,523        526,396
  4/30/1996        635,464            486,931          578,898        554,543
  5/31/1996        661,646            508,903          593,556        576,396
  6/30/1996        646,031            485,793          586,548        552,727
  7/31/1996        609,659            446,334          555,366        504,450
  8/31/1996        640,203            469,085          579,461        533,738
  9/30/1996        661,842            488,809          595,280        554,597
 10/31/1996        671,571            479,658          602,183        546,049
 11/30/1996        703,672            496,987          634,587        568,549
 12/31/1996        726,893            505,760          655,187        583,449
  1/31/1997        739,832            517,036          665,260        595,109
  2/28/1997        730,214            503,508          671,575        580,680
  3/31/1997        714,296            478,111          653,562        553,280
  4/30/1997        707,581            478,242          663,172        554,822
  5/31/1997        784,495            529,245          715,970        616,546
  6/30/1997        821,288            559,170          752,202        642,968
  7/31/1997        868,348            592,820          783,774        672,887
  8/31/1997        886,496            607,321          796,217        688,283
  9/30/1997        939,332            652,898          849,164        738,661
 10/31/1997        909,743            626,902          826,076        706,213
 11/30/1997        906,377            618,871          835,128        701,645
 12/31/1997        915,712            618,206          863,435        713,926
  1/31/1998        895,567            609,161          847,814        702,659
  2/28/1998        958,973            654,637          899,067        754,616
  3/31/1998      1,001,743            685,496          935,534        785,738
  4/30/1998        997,335            692,091          940,158        790,086
  5/31/1998        954,549            656,163          906,874        747,534
  6/30/1998        942,236            653,811          901,752        749,107
  7/31/1998        881,273            606,640          831,121        688,464
  8/31/1998        730,311            489,398          700,960        554,778
  9/30/1998        767,192            509,982          740,546        598,194
 10/31/1998        807,546            530,915          762,535        622,590
 11/30/1998        853,253            560,518          783,175        655,209
 12/31/1998        905,814            595,725          807,733        695,755
  1/31/1999        863,331            591,259          789,399        705,001
  2/28/1999        802,380            542,960          735,503        647,899
  3/31/1999        802,861            545,426          729,435        658,014
  4/30/1999        868,294            582,266          796,024        716,977
  5/31/1999        885,747            594,314          820,492        727,450
  6/30/1999        926,669            628,657          850,200        760,345
  7/31/1999        915,178            625,223          830,023        739,482
  8/31/1999        884,702            602,297          799,682        712,114
  9/30/1999        865,239            601,830          783,694        712,270
 10/31/1999        856,760            607,069          768,013        715,155
 11/30/1999        874,580            646,203          771,994        757,856
 12/31/1999        909,126            715,909          795,713        843,645
  1/31/2000        875,398            702,150          774,905        830,097
  2/29/2000        937,288            801,151          822,268        967,176
  3/31/2000        990,432            789,758          826,123        903,410
  4/30/2000        992,512            745,843          831,013        849,047
  5/31/2000        950,033            714,136          818,331        799,563
  6/30/2000        981,194            777,128          842,243        869,262
  7/31/2000        997,580            752,970          870,306        841,295
  8/31/2000      1,059,929            820,051          909,215        905,486
  9/30/2000      1,044,030            798,977          904,060        878,874
 10/31/2000      1,063,449            774,942          900,851        839,641
 11/30/2000      1,029,312            697,771          882,512        753,451
 12/31/2000      1,119,891            765,544          977,337        818,159
  1/31/2001      1,151,024            792,794        1,004,314        860,755
  2/28/2001      1,121,558            742,434        1,002,928        804,277
  3/31/2001      1,081,182            707,334          986,842        764,935
  4/30/2001      1,140,647            763,688        1,032,519        824,776
  5/31/2001      1,173,954            791,519        1,059,070        845,048
  6/30/2001      1,219,738            815,994        1,101,681        874,227
  7/31/2001      1,226,813            797,090        1,076,976        826,906
  8/31/2001      1,212,582            774,784        1,073,245        800,198
  9/30/2001      1,084,412            673,267          954,769        692,481
 10/31/2001      1,122,583            713,264          979,707        733,006
 11/30/2001      1,190,948            766,270        1,050,104        789,753
 12/31/2001      1,275,148            820,091        1,114,398        838,499
  1/31/2002      1,273,363            810,375        1,129,190        829,778
  2/28/2002      1,284,314            788,738        1,136,065        807,036
  3/31/2002      1,358,933            849,341        1,221,145        871,899
  4/30/2002      1,362,602            853,515        1,264,131        879,845
  5/31/2002      1,337,530            821,702        1,222,322        840,796
  6/30/2002      1,292,856            775,677        1,195,260        799,078
  7/31/2002      1,124,139            670,247        1,017,670        678,393
  8/31/2002      1,142,462            673,799        1,013,148        676,665
  9/30/2002      1,056,321            626,103          940,778        628,071
 10/31/2002      1,074,067            648,354          954,930        648,208
 11/30/2002      1,127,877            696,200        1,031,134        706,057
 12/31/2002      1,106,448            662,377          987,077        666,744
  1/31/2003      1,077,680            643,007          959,285        648,291
  2/28/2003      1,054,402            622,929          927,036        628,702
  3/31/2003      1,057,460            628,189          936,937        636,798
  4/30/2003      1,144,277            680,497        1,025,932        697,177
  5/31/2003      1,215,795            740,279        1,130,685        771,993
  6/30/2003      1,241,448            757,321        1,149,843        785,964
  7/31/2003      1,289,120            796,158        1,207,184        835,142
  8/31/2003      1,337,977            830,662        1,253,039        873,432
  9/30/2003      1,304,394            812,622        1,238,666        857,310
 10/31/2003      1,412,528            876,479        1,339,669        929,304
 11/30/2003      1,453,633            908,054        1,391,094        962,283
 12/31/2003      1,488,520            933,305        1,441,403        981,806
  1/31/2004      1,522,458            962,874        1,491,241      1,024,461
  2/29/2004      1,551,994            979,629        1,520,117      1,033,645
  3/31/2004      1,577,757            990,251        1,541,139      1,043,278
  4/30/2004      1,523,167            956,217        1,461,439        990,088
  5/31/2004      1,535,047            964,540        1,479,080      1,005,846
  6/30/2004      1,603,357          1,005,716        1,554,201      1,048,206
  7/31/2004      1,536,818            952,723        1,482,754        977,627
  8/31/2004      1,558,794            944,388        1,497,299        972,602
  9/30/2004      1,615,772            991,351        1,556,525      1,018,262
 10/31/2004      1,631,445          1,007,585        1,580,705      1,038,305
 11/30/2004      1,743,036          1,087,155        1,720,972      1,128,366
 12/31/2004      1,814,152          1,104,726        1,762,049      1,161,765
  1/31/2005      1,754,285          1,072,697        1,693,888      1,113,292
  2/28/2005      1,791,125          1,097,759        1,727,522      1,132,150
  3/31/2005      1,765,155          1,070,118        1,691,957      1,099,740

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 13 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]

Robert Ix
Manager since September 2002

[PHOTO]

Mark A. Shank
Manager since June 2003

PORTFOLIO REVIEW
The Fund underperformed its Benchmark, the S&P 500 Index, for the six-months ended March 31, 2005. The Fund's healthcare holdings, notably Kinetic Concepts, Perrigo and Medtronic, hurt performance in the fourth quarter of 2004. Although its results improved considerably in the first quarter of 2005, the Fund was unable to pull ahead of the Index for the full six-month period.

Our strategies during the fiscal period included increasing the Fund's weighting in consumer staples by adding Wal-Mart Stores and trimming its energy holdings by taking profits based on stock valuations.

The energy and information technology sectors offered the greatest contributions to performance for the six-month period. The Fund benefited from its emphasis in the top-performing energy sector and from good stock selection, including Devon Energy and ConocoPhillips, both of which were direct beneficiaries of rising energy prices. In the technology sector, the Fund's overweighted position contributed to overall performance.

In addition to strength from its energy holdings, Goldman Sachs Group and Harris Corporation were among the Fund's best performers for the period. Investment services leader, Goldman Sachs, profited from strong proprietary trading and improvement in merger activity. Harris, a communications products company, continued to benefit from strong government and military sales of communication devices.

Telecommunications and financials were the Fund's weakest sectors. Although our stock selections in these sectors hurt performance for the six-month period, they were both underweighted relative to the Benchmark. In terms of individual holdings, Accenture traded downward after questions arose surrounding the implementation of a large United Kingdom health contract. A highly publicized SEC investigation regarding allegations that American International Group's business practices were unfair and criticism of actions taken by the company's management team caused AIG stock to drop sharply. We subsequently eliminated the Fund's position in AIG.

OUTLOOK
In the near term, we continue to believe the market will be volatile, reflecting increasing energy costs, rising interest rates, and a declining dollar. Nevertheless, our longer-term forecast calls for an end to the current rate-tightening cycle and a moderation of energy costs, which should help promote equity returns that are closer to historical norms.



 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $7.9 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                         SINCE             SINCE
          6 MONTHS* 1 YEAR 5 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
          -----------------------------------------------------------

          LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
            5.54%    4.44%   1.03%        9.19%            10.23%
          -----------------------------------------------------------

          RETURN AFTER TAXES ON DISTRIBUTIONS
            5.49     4.38   -0.67         5.58              7.07
          -----------------------------------------------------------

          RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
            3.68     2.96   -0.13         6.05              7.28
          -----------------------------------------------------------

          LIPPER LARGE-CAP CORE FUNDS INDEX(c)
            6.04     4.79   -4.23         5.67              7.95
          -----------------------------------------------------------

          S&P 500 INDEX(c)
            6.88     6.69   -3.16         6.70              9.45
          -----------------------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2005(d)

                                    [CHART]

             Loomis Sayles Tax-   Lipper Large-Cap
            Managed Equity Fund   Core Funds Index(c)    S&P 500 Index(c)
            -------------------   ------------------    ----------------
03/07/1997        $250,000          $250,000                $250,000
03/31/1997         239,400           240,761                 239,728
04/30/1997         249,995           249,093                 254,039
05/31/1997         260,386           265,902                 269,506
06/30/1997         264,664           275,935                 281,581
07/31/1997         285,059           296,903                 303,985
08/31/1997         272,223           288,745                 286,955
09/30/1997         281,799           304,622                 302,671
10/31/1997         272,630           293,161                 292,563
11/30/1997         273,853           298,142                 306,106
12/31/1997         270,575           302,300                 311,363
01/31/1998         274,989           303,991                 314,807
02/28/1998         295,293           325,697                 337,512
03/31/1998         310,079           340,978                 354,796
04/30/1998         316,259           344,674                 358,365
05/31/1998         307,210           335,215                 352,206
06/30/1998         316,700           344,621                 366,512
07/31/1998         319,128           337,592                 362,609
08/31/1998         272,561           285,037                 310,184
09/30/1998         299,927           298,549                 330,055
10/31/1998         312,507           318,921                 356,902
11/30/1998         327,514           336,014                 378,533
12/31/1998         363,190           358,799                 400,346
01/31/1999         375,218           370,701                 417,087
02/28/1999         362,604           356,420                 404,125
03/31/1999         383,139           367,674                 420,293
04/30/1999         394,287           382,673                 436,569
05/31/1999         388,420           378,397                 426,260
06/30/1999         413,943           396,944                 449,917
07/31/1999         411,890           388,203                 435,868
08/31/1999         406,902           381,437                 433,712
09/30/1999         394,874           371,928                 421,822
10/31/1999         400,155           390,806                 448,515
11/30/1999         402,795           403,387                 457,632
12/31/1999         430,627           433,310                 484,585
01/31/2000         417,766           421,067                 460,238
02/29/2000         439,940           437,289                 451,526
03/31/2000         482,958           465,317                 495,699
04/30/2000         482,958           448,043                 480,785
05/31/2000         489,611           432,472                 470,921
06/30/2000         482,515           450,709                 482,531
07/31/2000         473,202           443,666                 474,989
08/31/2000         510,455           474,966                 504,490
09/30/2000         494,933           453,148                 477,856
10/31/2000         494,489           448,028                 475,836
11/30/2000         482,071           409,881                 438,322
12/31/2000         505,560           418,852                 440,467
01/31/2001         484,405           433,310                 456,094
02/28/2001         473,013           394,303                 414,507
03/31/2001         457,825           370,916                 388,248
04/30/2001         474,098           400,964                 418,418
05/31/2001         477,895           404,342                 421,222
06/30/2001         459,995           397,384                 410,970
07/31/2001         455,113           389,394                 406,924
08/31/2001         436,669           367,333                 381,450
09/30/2001         416,056           329,678                 350,647
10/31/2001         423,108           338,629                 357,333
11/30/2001         438,297           365,222                 384,743
12/31/2001         446,478           373,780                 388,114
01/31/2002         442,615           365,514                 382,450
02/28/2002         440,959           358,912                 375,074
03/31/2002         461,931           373,438                 389,180
04/30/2002         454,205           357,565                 365,585
05/31/2002         451,997           354,636                 362,892
06/30/2002         427,714           326,853                 337,043
07/31/2002         399,016           301,075                 310,776
08/31/2002         397,360           302,980                 312,810
09/30/2002         374,181           275,117                 278,814
10/31/2002         387,978           292,537                 303,354
11/30/2002         399,568           310,351                 321,209
12/31/2002         388,649           292,519                 302,338
01/31/2003         376,452           287,579                 294,418
02/28/2003         374,234           282,614                 290,001
03/31/2003         375,343           283,528                 292,816
04/30/2003         399,183           305,579                 316,936
05/31/2003         418,588           326,243                 333,634
06/30/2003         419,142           331,114                 337,890
07/31/2003         426,350           337,512                 343,848
08/31/2003         434,666           347,890                 350,554
09/30/2003         424,686           343,263                 346,831
10/31/2003         443,537           363,706                 366,451
11/30/2003         447,418           369,385                 369,675
12/31/2003         467,972           384,112                 389,063
01/31/2004         479,884           393,136                 396,204
02/29/2004         489,527           399,242                 401,711
03/31/2004         486,701           394,711                 395,651
04/30/2004         479,877           386,400                 389,440
05/31/2004         482,132           391,028                 394,784
06/30/2004         494,041           399,684                 402,461
07/31/2004         473,637           383,296                 389,140
08/31/2004         470,795           383,014                 390,714
09/30/2004         481,596           391,205                 394,946
10/31/2004         482,752           373,068                 400,980
11/30/2004         503,172           387,234                 417,204
12/31/2004         513,437           399,336                 431,401
01/31/2005         510,613           390,311                 420,886
02/28/2005         518,017           397,594                 429,743
03/31/2005         508,299           390,310                 422,133


 INCEPTION TO MARCH 31, 2005(d)


                                    [CHART]

             Loomis Sayles Tax-     Lipper Large-Cap
             Managed Equity Fund    Core Funds Index(c)  S&P 500 Index(c)
             -------------------    ------------------   ---------------
10/01/1995         $250,000            $250,000           $250,000
10/31/1995          245,000             246,367            249,106
11/30/1995          251,000             256,957            260,042
12/31/1995          251,056             260,604            265,051
01/31/1996          250,806             267,360            274,072
02/29/1996          255,316             272,840            276,613
03/31/1996          255,316             276,407            279,276
04/30/1996          261,079             283,096            283,393
05/31/1996          265,087             288,628            290,702
06/30/1996          263,334             285,556            291,811
07/31/1996          248,801             271,583            278,918
08/31/1996          257,070             280,648            284,802
09/30/1996          270,600             294,863            300,832
10/31/1996          277,114             298,544            309,129
11/30/1996          297,158             317,833            332,495
12/31/1996          290,230             313,950            325,907
01/31/1997          308,432             328,827            346,268
02/28/1997          305,904             327,853            348,982
03/31/1997          297,056             315,737            334,643
04/30/1997          310,202             326,663            354,621
05/31/1997          323,096             348,707            376,211
06/30/1997          328,405             361,864            393,066
07/31/1997          353,712             389,362            424,342
08/31/1997          337,783             378,663            400,569
09/30/1997          349,666             399,485            422,507
10/31/1997          338,289             384,455            408,396
11/30/1997          339,806             390,987            427,302
12/31/1997          335,738             396,440            434,641
01/31/1998          341,215             398,658            439,448
02/28/1998          366,409             427,122            471,143
03/31/1998          384,757             447,163            495,270
04/30/1998          392,425             452,009            500,252
05/31/1998          381,197             439,604            491,654
06/30/1998          392,973             451,940            511,625
07/31/1998          395,985             442,722            506,177
08/31/1998          338,203             373,801            432,995
09/30/1998          372,160             391,521            460,733
10/31/1998          387,769             418,236            498,210
11/30/1998          406,391             440,653            528,405
12/31/1998          450,659             470,533            558,855
01/31/1999          465,584             486,141            582,224
02/28/1999          449,931             467,414            564,129
03/31/1999          475,413             482,172            586,699
04/30/1999          489,246             501,842            609,419
05/31/1999          481,965             496,235            595,028
06/30/1999          513,635             520,557            628,051
07/31/1999          511,087             509,094            608,440
08/31/1999          504,898             500,221            605,430
09/30/1999          489,974             487,751            588,833
10/31/1999          496,526             512,507            626,095
11/30/1999          499,802             529,006            638,822
12/31/1999          534,337             568,248            676,446
01/31/2000          518,378             552,192            642,460
02/29/2000          545,893             573,466            630,298
03/31/2000          599,271             610,222            691,960
04/30/2000          599,271             587,569            671,142
05/31/2000          607,526             567,148            657,372
06/30/2000          598,721             591,065            673,578
07/31/2000          587,165             581,829            663,050
08/31/2000          633,390             622,876            704,232
09/30/2000          614,129             594,263            667,053
10/31/2000          613,579             587,549            664,233
11/30/2000          598,171             537,523            611,866
12/31/2000          627,316             549,287            614,860
01/31/2001          601,066             568,248            636,675
02/28/2001          586,931             517,094            578,622
03/31/2001          568,085             486,423            541,966
04/30/2001          588,277             525,828            584,082
05/31/2001          592,989             530,259            587,995
06/30/2001          570,777             521,134            573,684
07/31/2001          564,719             510,656            568,037
08/31/2001          541,834             481,724            532,477
09/30/2001          516,257             432,343            489,478
10/31/2001          525,007             444,082            498,812
11/30/2001          543,854             478,956            537,074
12/31/2001          554,006             490,179            541,779
01/31/2002          549,212             479,339            533,873
02/28/2002          547,158             470,681            523,577
03/31/2002          573,180             489,731            543,268
04/30/2002          563,593             468,915            510,331
05/31/2002          560,854             465,074            506,571
06/30/2002          530,722             428,638            470,488
07/31/2002          495,113             394,834            433,821
08/31/2002          493,058             397,332            436,660
09/30/2002          464,296             360,792            389,204
10/31/2002          481,417             383,636            423,460
11/30/2002          495,797             406,998            448,385
12/31/2002          482,249             383,612            422,043
01/31/2003          467,114             377,135            410,987
02/28/2003          464,363             370,624            404,820
03/31/2003          465,739             371,822            408,751
04/30/2003          495,320             400,739            442,420
05/31/2003          519,398             427,839            465,730
06/30/2003          520,086             434,227            471,671
07/31/2003          529,029             442,617            479,987
08/31/2003          539,349             456,227            489,348
09/30/2003          526,966             450,159            484,151
10/31/2003          550,356             476,968            511,540
11/30/2003          555,171             484,415            516,041
12/31/2003          580,676             503,729            543,104
01/31/2004          595,589             515,564            553,073
02/29/2004          607,561             523,571            560,760
03/31/2004          604,037             517,628            552,300
04/30/2004          595,580             506,730            543,630
05/31/2004          598,380             512,799            551,090
06/30/2004          613,160             524,150            561,806
07/31/2004          587,836             502,659            543,212
08/31/2004          584,309             502,289            545,409
09/30/2004          597,568             513,030            551,317
10/31/2004          599,124             494,448            559,739
11/30/2004          624,467             513,222            582,387
12/31/2004          637,206             529,262            602,205
1/31/2005           633,702             517,301            587,526
2/28/2005           642,890             526,953            599,890
3/31/2005           630,702             517,299            589,267




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Except as indicated in the table above, returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 13 for a description of the indexes and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]

Warren Koontz
                            Manager since June 2000

[PHOTO]

James Carroll
                          Manager since November 2002

PORTFOLIO REVIEW
In absolute terms, the Fund performed well for the six months ended March 31, 2005, but it lagged its Benchmark, the Russell 1000 Value Index. Favorable stock selection was the primary driver of the Fund's performance.

The energy, consumer discretionary and information technology sectors had the greatest positive impact. Energy stocks substantially outperformed the market, continuing a two-year run. Rising oil and gas prices and growth in exploration and development spending has fueled confidence in a "stronger for longer" energy cycle. In the technology sector, the strong economy generated growing demand for technology products. In particular, the Fund performed well due to its focus on faster-growing companies, many of which had positive earnings surprises in recent quarters. The consumer discretionary sector continued to benefit from exposure to multi-year turnarounds, including JC Penney and Federated Department Stores.

Individual securities that were standouts during the period included JC Penney, Apple Computer and ExxonMobil. JC Penney is a potential beneficiary of the recent consolidation trend in the retail industry. The company has abundant free cash flow, giving it the ability to acquire real estate in markets where it has been under-represented, including the Northeast and parts of California. Sales of Apple's iPod grew much faster than investors expected, causing a strong increase in earnings and a higher valuation for the stock. Investor demand for shares of ExxonMobil after its outstanding fourth-quarter earnings report reflect the company's strong results and the market's overall reassessment of the energy sector.

Telecommunications was the only sector that had a negative impact on Fund performance. Throughout the period, the large-cap companies in the group, including SBC Communications and BellSouth, struggled. On an absolute basis, financials was one of the weakest sectors. Specific factors that weakened the sector included concerns about rising interest rates and the regulatory, merger integration and growth challenges facing the sector's largest companies, including fund holding JP Morgan Chase. Exposure to Fannie Mae also dragged down results, as investors demonstrated continued concerns regarding future growth.

OUTLOOK
We continue to follow a disciplined value approach, attempting to "play the gap" between a company's intrinsic value and its current stock price. We look for stocks that sell at meaningful discounts to what we regard as their intrinsic value. Of course, the assumptions we use to calculate intrinsic value must be reasonable, and we must understand the industry and company dynamics that cause such a valuation gap to occur.

We continue to believe that returns in the range of 7% to 9% may be likely for the near future. Although interest rates remain relatively low, we believe rates will continue to rise, reducing returns in the financials sector. The level of long-term interest rates will depend on the strength of the economy and the direction of the U.S. dollar. Nevertheless, the economic recovery remains underway, and corporate profits continue to grow in a healthy fashion. As inflation begins to increase, the best




 FUND FACTS
 SYMBOL | LSGIX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies
 FUND INCEPTION DATE | 5/13/91
 EXPENSE RATIO | 0.85%
 TOTAL NET ASSETS | $35.2 million
performing sectors of the market are likely to be those where investors have lower expectations for earnings growth, and companies are able to pass on higher costs. In particular, we believe the materials and energy sectors and certain parts of the industrial sector may perform well.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES VALUE: INSTITUTIONAL
                    9.83%  12.22%   4.96%   9.93%     10.22%
                 ----------------------------------------------

                 LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                    7.90    8.45    1.23   10.34      10.59
                 ----------------------------------------------

                 RUSSELL 1000 VALUE INDEX(b)(d)
                   10.48   13.17    5.19   12.81      12.66
                 ----------------------------------------------

                 S&P 500 INDEX(b)
                    6.88    6.69   -3.16   10.79      10.81
                 ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE


 INCEPTION TO MARCH 31, 2005(c)

                                    [CHART]

            Loomis Sayles  Lipper Large-Cap      Russell 1000
             Value Fund    Value Funds Index(b) Value Index(b)  S&P 500 Index(b)
            -------------   -----------------   -------------    -------------
05/13/1991  $  250,000      $  250,000          $  250,000       $   250,000
05/31/1991     263,750         260,446             259,303           260,785
06/30/1991     248,750         247,339             248,376           248,838
07/31/1991     257,000         258,858             258,755           260,436
08/31/1991     263,250         265,201             263,428           262,978
09/30/1991     256,250         263,184             261,453           262,144
10/31/1991     257,250         268,159             265,798           265,669
11/30/1991     240,500         256,911             252,150           254,964
12/31/1991     267,887         284,716             273,280           284,123
01/31/1992     276,529         282,621             273,741           278,829
02/29/1992     282,375         287,719             280,455           282,440
03/31/1992     275,766         281,277             276,374           276,947
04/30/1992     282,120         286,450             288,310           285,078
05/31/1992     282,629         288,668             289,714           286,476
06/30/1992     276,529         282,325             287,937           282,214
07/31/1992     287,712         293,299             298,425           293,743
08/31/1992     279,325         287,289             289,253           287,731
09/30/1992     281,358         290,677             293,246           291,112
10/31/1992     283,900         292,636             293,510           292,118
11/30/1992     299,658         304,674             303,142           302,065
12/31/1992     305,652         309,352             310,405           305,772
01/31/1993     312,545         312,900             319,401           308,328
02/28/1993     315,461         315,955             330,547           312,530
03/31/1993     321,293         325,136             340,311           319,125
04/30/1993     312,810         319,076             335,944           311,411
05/31/1993     319,702         327,700             342,702           319,741
06/30/1993     319,437         329,180             350,294           320,678
07/31/1993     317,051         328,208             354,156           319,388
08/31/1993     329,776         341,482             366,948           331,507
09/30/1993     327,920         342,711             367,562           328,964
10/31/1993     335,078         348,613             367,255           335,769
11/30/1993     330,306         343,067             359,619           332,569
12/31/1993     341,961         350,389             366,487           336,590
01/31/1994     355,103         361,813             380,266           348,033
02/28/1994     351,544         353,113             367,299           338,586
03/31/1994     337,033         338,450             353,607           323,825
04/30/1994     343,878         342,660             360,387           327,978
05/31/1994     347,711         347,605             364,556           333,360
06/30/1994     337,033         339,230             355,823           325,189
07/31/1994     348,806         349,126             366,904           335,867
08/31/1994     364,138         363,280             377,457           349,637
09/30/1994     351,544         353,816             364,951           341,087
10/31/1994     350,996         359,615             370,041           348,750
11/30/1994     334,569         347,102             355,121           336,049
12/31/1994     338,950         351,034             359,246           341,034
01/31/1995     346,131         357,357             370,305           349,878
02/28/1995     365,089         370,646             384,961           363,513
03/31/1995     374,855         379,335             393,431           374,240
04/30/1995     388,930         390,363             405,872           385,260
05/31/1995     405,591         404,834             422,920           400,658
06/30/1995     408,463         413,616             428,649           409,964
07/31/1995     424,262         426,690             443,572           423,560
08/31/1995     426,560         429,282             449,840           424,625
09/30/1995     440,060         444,703             466,108           442,545
10/31/1995     429,145         441,145             461,480           440,963
11/30/1995     448,678         460,256             484,852           460,320
12/31/1995     458,348         467,728             497,039           469,187
01/31/1996     471,875         482,113             512,525           485,156
02/29/1996     475,965         487,530             516,401           489,655
03/31/1996     480,998         492,803             525,181           494,368
04/30/1996     480,998         499,503             527,199           501,656
05/31/1996     490,121         508,756             533,791           514,594
06/30/1996     491,065         509,051             534,228           516,557
07/31/1996     473,133         489,082             514,039           493,735
08/31/1996     484,458         501,793             528,740           504,150
09/30/1996     508,601         526,381             549,757           532,526
10/31/1996     522,477         537,498             571,013           547,214
11/30/1996     558,944         576,000             612,420           588,576
12/31/1996     555,351         566,255             604,606           576,914
01/31/1997     584,543         594,832             633,916           612,957
02/28/1997     588,458         599,601             643,229           617,761
03/31/1997     568,523         576,688             620,102           592,378
04/30/1997     588,458         602,345             646,154           627,742
05/31/1997     624,058         637,054             682,250           665,961
06/30/1997     654,673         663,641             711,518           695,797
07/31/1997     711,826         713,656             765,048           751,160
08/31/1997     689,343         683,123             737,791           709,079
09/30/1997     724,517         718,085             782,384           747,913
10/31/1997     697,684         696,421             760,522           722,934
11/30/1997     718,353         719,260             794,148           756,401
12/31/1997     717,570         727,491             817,330           769,391
01/31/1998     719,197         728,533             805,765           777,901
02/28/1998     766,791         776,460             860,010           834,007
03/31/1998     789,978         810,968             912,612           876,716
04/30/1998     796,486         819,212             918,715           885,536
05/31/1998     782,656         805,276             905,093           870,316
06/30/1998     781,435         820,337             916,692           905,667
07/31/1998     746,452         806,111             900,514           896,023
08/31/1998     641,501         696,099             766,502           766,478
09/30/1998     685,434         729,554             810,497           815,580
10/31/1998     743,604         787,979             873,278           881,920
11/30/1998     769,232         828,198             913,964           935,371
12/31/1998     793,193         860,189             945,071           989,272
01/31/1999     791,361         874,489             952,618         1,030,640
02/28/1999     768,005         854,461             939,172           998,609
03/31/1999     795,941         880,403             958,608         1,038,562
04/30/1999     853,186         932,283           1,048,142         1,078,780
05/31/1999     848,149         916,368           1,036,621         1,053,306
06/30/1999     869,673         956,763           1,066,718         1,111,763
07/31/1999     837,615         929,600           1,035,488         1,077,048
08/31/1999     802,352         912,659             997,057         1,071,719
09/30/1999     757,472         878,903             962,214         1,042,339
10/31/1999     785,866         921,229           1,017,596         1,108,299
11/30/1999     780,930         924,442           1,009,638         1,130,829
12/31/1999     782,659         952,911           1,014,512         1,197,430
01/31/2000     748,924         912,630             981,416         1,137,268
02/29/2000     688,719         874,249             908,501         1,115,741
03/31/2000     758,266         954,304           1,019,350         1,224,892
04/30/2000     755,152         943,680           1,007,488         1,188,040
05/31/2000     768,127         944,384           1,018,110         1,163,665
06/30/2000     749,962         933,958             971,579         1,192,353
07/31/2000     746,848         929,738             983,746         1,173,717
08/31/2000     797,191         983,551           1,038,484         1,246,616
09/30/2000     784,735         968,022           1,047,993         1,180,803
10/31/2000     814,319         975,755           1,073,736         1,175,811
11/30/2000     796,672         933,933           1,033,880         1,083,111
12/31/2000     840,165         971,538           1,085,678         1,088,412
01/31/2001     851,185         979,621           1,089,853         1,127,028
02/28/2001     828,095         932,405           1,059,547         1,024,263
03/31/2001     797,134         896,167           1,022,106           959,376
04/30/2001     835,442         946,942           1,072,232         1,033,930
05/31/2001     849,086         962,182           1,096,318         1,040,857
06/30/2001     834,393         936,035           1,072,003         1,015,524
07/31/2001     827,571         929,657           1,069,724         1,005,527
08/31/2001     796,609         886,115           1,026,875           942,579
09/30/2001     729,438         816,964             954,603           866,463
10/31/2001     734,685         822,288             946,387           882,986
11/30/2001     775,371         875,034           1,001,406           950,716
12/31/2001     792,655         888,223           1,024,992           959,045
01/31/2002     785,626         871,835           1,017,095           945,049
02/28/2002     781,841         867,010           1,018,728           926,824
03/31/2002     808,335         905,288           1,066,924           961,681
04/30/2002     788,330         866,699           1,030,333           903,376
05/31/2002     793,737         867,866           1,035,498           896,721
06/30/2002     735,882         807,346             976,043           832,848
07/31/2002     674,243         737,605             885,311           767,941
08/31/2002     682,354         742,570             891,996           772,965
09/30/2002     603,953         656,741             792,816           688,960
10/31/2002     647,209         704,932             851,553           749,600
11/30/2002     687,220         749,126             905,198           793,721
12/31/2002     660,364         713,451             865,881           747,091
01/31/2003     645,108         696,464             844,919           727,520
02/28/2003     620,045         679,041             822,394           716,604
03/31/2003     616,776         678,604             823,759           723,562
04/30/2003     666,903         735,895             896,270           783,162
05/31/2003     715,940         781,191             954,124           824,425
06/30/2003     728,471         790,129             966,055           834,942
07/31/2003     732,285         801,134             980,439           849,663
08/31/2003     746,996         814,674             995,717           866,233
09/30/2003     736,644         805,523             986,002           857,034
10/31/2003     773,149         849,965           1,046,344           905,517
11/30/2003     788,405         860,420           1,060,539           913,484
12/31/2003     833,639         913,198           1,125,909           961,391
01/31/2004     844,666         927,032           1,145,709           979,037
02/29/2004     863,412         946,582           1,170,263           992,645
03/31/2004     860,577         935,257           1,160,020           977,670
04/30/2004     844,571         918,021           1,131,669           962,322
05/31/2004     857,830         924,729           1,143,211           975,528
6/30/2004      874,387         945,085           1,170,222           994,497
7/31/2004      861,708         922,336           1,153,740           961,582
8/31/2004      864,982         929,020           1,170,147           965,472
9/30/2004      879,401         939,998           1,188,285           975,928
10/31/2004     888,811         950,011           1,208,038           990,838
11/30/2004     936,184         991,259           1,269,115         1,030,929
12/31/2004     959,682       1,022,738           1,311,614         1,066,010
1/31/2005      949,030       1,002,905           1,288,331         1,040,026
02/28/2005     977,596       1,031,047           1,331,029         1,061,913
3/31/2005      965,852       1,014,289           1,312,765         1,043,108


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000. (d) The Russell 1000 Value Index replaces the S&P 500 Index as the Fund's comparative index because Loomis Sayles believes it is more representative of the types of stocks in which the Fund can invest.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES WORLDWIDE FUND

[PHOTO]

Daniel Fuss
                                  DANIEL FUSS
                            Manager Since May 1996

[PHOTO]


                               MARK B. BARIBEAU
                          Manager Since October 2004


[PHOTO]

David Rolley
                                 DAVID ROLLEY
                         Manager Since September 2000

[PHOTO]

Warren Koontz
                                 WARREN KOONTZ
                          Manager Since October 2004

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the S&P 500 Index, during the six-month period ended March 31, 2005. In particular, the Fund's stock selections in the consumer discretionary, technology and financials sectors contributed to outperformance. Overall, the stock Portfolio performed well due to a focus on faster-growing companies, many of which had positive earnings surprises in recent quarters.

Within the consumer discretionary sector, our continued emphasis on the travel and leisure segments helped performance. For example, Aristocrat Leisure, one of the Fund's top performers for the quarter, gained market share by introducing slot machines with better graphics and audio features. In the technology sector, the strong economy powered demand for technology products. In particular, sales of Apple Computer's iPod grew faster than investors expected, which caused a strong increase in earnings and a higher valuation for Apple stock. Strength in the Portfolio's financials sector primarily was due to strong performance from Legg Mason, which reported higher-than-expected earnings.

The utilities sector was the only negative contributor to performance. Utilities stocks in general remained out of favor with investors, and AES Corporation, a leading electric power provider, decreased its quarterly earnings estimate, causing the stock price to slide.

Performance in the Fund's bond Portfolio was volatile. Weakness in the U.S. dollar contributed to a strong fourth quarter in 2004, but the dollar's rally in the first quarter of 2005 erased some of those gains. The Portfolio's European currency positions performed well, but our U.S. dollar positions and positions in Asian currencies, including the Japanese yen, Singapore dollar, and a new position in the Thai baht, either produced below-average gains or lost value.

Within local markets, we maintained a defensive duration strategy, which was slightly positive as bond yields rose late in the first quarter of 2005. Although we have increased quality and reduced exposure to corporate bonds and emerging markets, our remaining holdings in these sectors still underperformed in the first quarter of 2005, after helping performance slightly in the fourth quarter of 2004.

OUTLOOK
Our short- and long-term stock market outlook remains positive. Although earnings growth for the overall S&P 500 Index is likely to decelerate this year, we believe specific companies and a few industries should continue to post stellar results. In particular, the stock Portfolio is positioned to take advantage of rapidly growing companies in some emerging technologies, such as Internet-based sales and services, and in leading global financial-services companies. In the healthcare arena, we


 FUND FACTS
 SYMBOL | LSWWX
 OBJECTIVE | High total investment return through a combination of capital appreciation and current income
 STRATEGY | Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging securities markets
 FUND INCEPTION DATE | 5/1/96
 EXPENSE RATIO | 1.00%
 TOTAL NET ASSETS | $20.8 million
continue to focus on foreign companies that appear to have better product pipelines than their U.S. counterparts.

The bond segment of the Portfolio is positioned to take advantage of a weaker dollar, with approximately 79% of global bond assets in non-dollar currencies. We are maintaining a defensive duration position and a high-quality profile, saving our "risk budget" for potentially lower entry prices for good-quality bonds. Specific overweights include Sweden, which still looks attractively priced, and the United Kingdom sterling, which is benefiting from higher yields and a better-performing economy than the euro. We still look for a material appreciation of the Asian currencies as a group, but we do not see an imminent catalyst for such a move. Regarding credit quality, spreads have widened enough to present a few opportunities, but generally we are remaining patient with the market, because we expect spreads to widen further over the course of the cycle.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                         SINCE
                     6 MONTHS*    1 YEAR    5 YEARS   INCEPTION(a)
                     -----------------------------------------------

                     LOOMIS SAYLES WORLDWIDE: INSTITUTIONAL
                       9.15%       8.41%      3.93%      10.64%
                     -----------------------------------------------

                     LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS INDEX(b)
                       8.11        7.15       1.79        7.00
                     -----------------------------------------------

                     S&P 500 INDEX(b)
                       6.88        6.69      -3.16        8.56
                     -----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(c)

                                    [CHART]

                Loomis Sayles    Lipper Global Flexible
                Worldwide Fund    Portfolio Funds Index(b)    S&P 500 Index(b)
                --------------   ------------------------     ----------------
05/01/1996        $250,000            $250,000                   $250,000
05/31/1996         252,250             251,586                    256,447
06/30/1996         253,000             252,629                    257,426
07/31/1996         244,500             246,466                    246,053
08/31/1996         250,500             250,102                    251,243
09/30/1996         258,500             257,121                    265,384
10/31/1996         263,500             260,291                    272,704
11/30/1996         276,250             271,371                    293,316
12/31/1996         273,097             271,756                    287,504
01/31/1997         273,097             276,787                    305,466
02/28/1997         273,611             278,385                    307,860
03/31/1997         273,097             273,834                    295,211
04/30/1997         275,666             276,512                    312,835
05/31/1997         283,631             288,138                    331,881
06/30/1997         286,971             296,211                    346,750
07/31/1997         302,330             308,392                    374,340
08/31/1997         295,076             299,543                    353,369
09/30/1997         306,742             312,306                    372,722
10/31/1997         289,110             301,232                    360,274
11/30/1997         289,370             302,170                    376,952
12/31/1997         282,692             304,762                    383,426
01/31/1998         291,293             305,506                    387,666
02/28/1998         309,069             319,280                    415,627
03/31/1998         311,936             329,994                    436,911
04/30/1998         307,922             332,904                    441,306
05/31/1998         294,733             330,053                    433,721
06/30/1998         282,405             329,795                    451,338
07/31/1998         282,405             326,570                    446,532
08/31/1998         252,301             290,436                    381,974
09/30/1998         252,014             295,085                    406,443
10/31/1998         270,077             310,493                    439,504
11/30/1998         286,132             324,396                    466,142
12/31/1998         291,114             332,163                    493,003
01/31/1999         295,187             336,107                    513,619
02/28/1999         289,547             327,933                    497,656
03/31/1999         298,634             338,611                    517,566
04/30/1999         311,169             356,802                    537,609
05/31/1999         312,736             351,118                    524,914
06/30/1999         319,943             364,134                    554,046
07/31/1999         325,897             363,883                    536,746
08/31/1999         324,644             362,603                    534,090
09/30/1999         322,137             360,621                    519,449
10/31/1999         334,671             367,933                    552,320
11/30/1999         387,079             380,851                    563,548
12/31/1999         467,272             406,460                    596,738
01/31/2000         451,347             398,155                    566,757
02/29/2000         515,728             420,307                    556,028
03/31/2000         507,934             418,265                    610,424
04/30/2000         484,893             404,266                    592,059
05/31/2000         472,694             397,916                    579,912
06/30/2000         487,942             412,180                    594,208
07/31/2000         472,016             407,090                    584,921
08/31/2000         485,231             420,974                    621,250
09/30/2000         472,016             408,554                    588,452
10/31/2000         449,652             400,636                    585,964
11/30/2000         426,926             385,157                    539,767
12/31/2000         446,497             400,748                    542,409
01/31/2001         450,281             405,929                    561,653
02/28/2001         438,929             385,458                    510,441
03/31/2001         418,591             366,444                    478,104
04/30/2001         425,686             385,129                    515,258
05/31/2001         432,308             382,183                    518,710
06/30/2001         428,997             376,598                    506,085
07/31/2001         424,267             371,266                    501,103
08/31/2001         421,902             362,098                    469,733
09/30/2001         402,510             338,224                    431,801
10/31/2001         410,550             346,217                    440,035
11/30/2001         417,172             358,725                    473,789
12/31/2001         418,713             359,167                    477,939
01/31/2002         412,510             356,843                    470,965
02/28/2002         413,543             353,916                    461,882
03/31/2002         421,297             363,747                    479,253
04/30/2002         423,365             358,846                    450,197
05/31/2002         430,602             363,067                    446,880
06/30/2002         420,780             349,394                    415,049
07/31/2002         401,137             328,712                    382,703
08/31/2002         405,790             330,347                    385,207
09/30/2002         389,248             310,026                    343,343
10/31/2002         399,069             323,079                    373,562
11/30/2002         415,611             336,044                    395,550
12/31/2002         417,580             327,497                    372,312
01/31/2003         421,323             322,306                    362,559
02/28/2003         425,600             318,934                    357,119
03/31/2003         426,670             318,595                    360,586
04/30/2003         448,057             337,122                    390,288
05/31/2003         471,582             355,162                    410,851
06/30/2003         475,325             359,456                    416,092
07/31/2003         469,443             362,263                    423,429
08/31/2003         479,068             369,911                    431,687
09/30/2003         498,316             375,567                    427,102
10/31/2003         517,030             389,936                    451,263
11/30/2003         521,842             396,191                    455,234
12/31/2003         547,702             409,462                    479,108
01/31/2004         556,008             418,719                    487,902
02/29/2004         562,654             424,606                    494,684
03/31/2004         568,259             426,515                    487,221
04/30/2004         557,689             414,215                    479,572
05/31/2004         566,445             416,130                    486,154
06/30/2004         577,378             421,198                    495,607
07/31/2004         569,006             411,174                    479,204
08/31/2004         571,168             412,788                    481,142
09/30/2004         564,315             422,703                    486,353
10/31/2004         579,800             430,456                    493,783
11/30/2004         607,514             450,385                    513,762
12/31/2004         625,071             463,206                    531,245
01/31/2005         616,570             454,984                    518,296
02/28/2005         633,033             465,661                    529,203
03/31/2005         615,962             456,995                    519,832


 Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

 Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

 (a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

 WHAT YOU SHOULD KNOW
 Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Portfolio Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2004 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2004 through March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                Beginning          Ending           Expenses Paid
                                              Account Value     Account Value      During Period*
Institutional Class                              10/1/04           3/31/05        10/1/04 - 3/31/05
-------------------                           -------------     -------------     -----------------
Actual                                           $1,000            $1,098               $5.23
Hypothetical (5% return before expenses)         $1,000            $1,020               $5.04

Retail Class
------------
Actual                                           $1,000            $1,097               $6.54
Hypothetical (5% return before expenses)         $1,000            $1,019               $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                Beginning          Ending           Expenses Paid
                                              Account Value     Account Value      During Period*
Institutional Class                              10/1/04           3/31/05        10/1/04 - 3/31/05
-------------------                           -------------     -------------     -----------------
Actual                                           $1,000            $1,096               $5.23
Hypothetical (5% return before expenses)         $1,000            $1,020               $5.04

Retail Class
------------
Actual                                           $1,000            $1,096               $6.53
Hypothetical (5% return before expenses)         $1,000            $1,019               $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                                                   Beginning      Ending       Expenses Paid
                                                                                 Account Value Account Value  During Period*
Institutional Class                                                                 10/1/04       3/31/05    10/1/04 - 3/31/05
-------------------                                                              ------------- ------------- -----------------
Actual                                                                              $1,000        $1,093           $4.70
Hypothetical (5% return before expenses)                                            $1,000        $1,020           $4.53

Retail Class
------------
Actual                                                                              $1,000        $1,091           $6.00
Hypothetical (5% return before expenses)                                            $1,000        $1,019           $5.79

Admin Class
-----------
Actual                                                                              $1,000        $1,090           $7.29
Hypothetical (5% return before expenses)                                            $1,000        $1,018           $7.04
* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and Admin
  Classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                              Beginning        Ending         Expenses Paid
                                            Account Value   Account Value    During Period*
Institutional Class                            10/1/04         3/31/05      10/1/04 - 3/31/05
-------------------                         -------------   -------------   -----------------
Actual                                         $1,000          $1,055             $3.33
Hypothetical (5% return before expenses)       $1,000          $1,022             $3.28
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                              Beginning        Ending         Expenses Paid
                                            Account Value   Account Value    During Period*
Institutional Class                            10/1/04         3/31/05      10/1/04 - 3/31/05
-------------------                         -------------   -------------   -----------------
Actual                                         $1,000          $1,098             $4.45
Hypothetical (5% return before expenses)       $1,000          $1,021             $4.28
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES WORLDWIDE FUND

                                              Beginning        Ending         Expenses Paid
                                            Account Value   Account Value    During Period*
Institutional Class                            10/1/04         3/31/05      10/1/04 - 3/31/05
-------------------                         -------------   -------------   -----------------
Actual                                         $1,000          $1,092             $5.22
Hypothetical (5% return before expenses)       $1,000          $1,020             $5.04
*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES AGGRESSIVE GROWTH FUND


                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - 103.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 4.8%
L-3 Communications Holdings, Inc.            18,575 $1,319,196
Precision Castparts Corp.                    14,075  1,083,916
                                                    ----------
                                                     2,403,112
                                                    ----------
BEVERAGES - 2.3%
Constellation Brands, Inc., Class A(c)       21,975  1,161,818
                                                    ----------
BIOTECHNOLOGY - 3.3%
Affymetrix, Inc.(c)                          12,325    528,003
Gen-Probe, Inc.(c)                           17,175    765,318
Idenix Pharmaceuticals, Inc.(c)(d)           19,900    395,015
                                                    ----------
                                                     1,688,336
                                                    ----------
CAPITAL MARKETS - 6.4%
Investors Financial Services Corp.           23,175  1,133,489
Legg Mason, Inc.                             12,950  1,011,913
T. Rowe Price Group, Inc.                    18,200  1,080,716
                                                    ----------
                                                     3,226,118
                                                    ----------
CHEMICALS - 1.4%
Lyondell Chemical Co.                        25,000    698,000
                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Corporate Executive Board Co.                17,250  1,103,138
                                                    ----------
COMMUNICATIONS EQUIPMENT - 2.5%
F5 Networks, Inc.(c)(d)                      15,125    763,661
Research In Motion Ltd.(c)                    6,750    515,835
                                                    ----------
                                                     1,279,496
                                                    ----------
COMPUTERS & PERIPHERALS - 5.8%
Apple Computer, Inc.(c)                      31,550  1,314,688
Network Appliance, Inc.(c)                   28,350    784,161
QLogic Corp.(c)                              19,850    803,925
                                                    ----------
                                                     2,902,774
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 3.9%
Chicago Mercantile Exchange                   4,250    824,627
Moody's Corp.                                14,150  1,144,169
                                                    ----------
                                                     1,968,796
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Cogent, Inc.(c)(d)                           20,625    519,338
                                                    ----------
FOOD & DRUG RETAILING - 2.4%
Whole Foods Market, Inc.                     11,800  1,205,134
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 7.5%
C.R. Bard, Inc.                              19,025  1,295,222
Intuitive Surgical, Inc.(c)                  17,350    788,905
Kinetic Concepts, Inc.(c)                     8,975    535,359
Ventana Medical Systems, Inc.(c)(d)          30,175  1,130,355
                                                    ----------
                                                     3,749,841
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 7.2%
Medco Health Solutions, Inc.(c)              16,500    817,905
PacifiCare Health Systems, Inc.(c)           13,250    754,190
Sierra Health Services, Inc.(c)(d)           15,225    971,964
WellPoint, Inc.(c)                            8,800  1,103,080
                                                    ----------
                                                     3,647,139
                                                    ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES  VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 12.5%
Harrah's Entertainment, Inc.                       12,075 $  779,804
Las Vegas Sands Corp.(c)(d)                        10,775    484,875
Starwood Hotels & Resorts Worldwide, Inc.          23,125  1,388,194
Station Casinos, Inc.                              23,575  1,592,491
Wynn Resorts, Ltd.(c)                              11,775    797,638
Yum! Brands, Inc.                                  24,075  1,247,326
                                                          ----------
                                                           6,290,328
                                                          ----------
INTERNET SOFTWARE & SERVICES - 1.1%
Google, Inc., Class A(c)                            3,150    568,607
                                                          ----------
IT SERVICES - 3.8%
Cognizant Technology Solutions Corp.(c)            29,725  1,373,295
SRA International, Inc., Class A(c)(d)              9,075    546,769
                                                          ----------
                                                           1,920,064
                                                          ----------
MACHINERY - 3.0%
Bucyrus International, Inc., Class A               12,600    492,156
Joy Global, Inc.                                   29,000  1,016,740
                                                          ----------
                                                           1,508,896
                                                          ----------
MEDIA - 5.4%
Getty Images, Inc.(c)                              17,025  1,210,648
Sirius Satellite Radio, Inc.(c)(d)                 63,225    355,324
XM Satellite Radio Holdings, Inc., Class A(c)(d)   36,500  1,149,750
                                                          ----------
                                                           2,715,722
                                                          ----------
METALS & MINING - 2.1%
Nucor Corp.                                        17,975  1,034,641
                                                          ----------
OIL & GAS DRILLING EQUIPMENT - 6.0%
Noble Corp.                                        26,000  1,461,460
Transocean, Inc.(c)                                30,175  1,552,805
                                                          ----------
                                                           3,014,265
                                                          ----------
OIL & GAS EXPLORATION - 3.8%
EOG Resources, Inc.                                17,700    862,698
Ultra Petroleum Corp.(c)(d)                        20,375  1,035,050
                                                          ----------
                                                           1,897,748
                                                          ----------
REAL ESTATE - 2.1%
St. Joe Co.                                        15,500  1,043,150
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Marvell Technology Group Ltd.(c)                   36,050  1,382,157
                                                          ----------
SOFTWARE - 2.8%
Mercury Interactive Corp.(c)                       18,175    861,132
NAVTEQ(c)                                          12,500    541,875
                                                          ----------
                                                           1,403,007
                                                          ----------
SPECIALTY RETAIL - 3.7%
American Eagle Outfitters, Inc.(d)                 33,450    988,447
Chico's FAS, Inc.(c)                               30,600    864,756
                                                          ----------
                                                           1,853,203
                                                          ----------
TEXTILES APPAREL & LUXURY GOODS - 2.0%
Coach, Inc.(c)                                     18,050  1,022,172
                                                          ----------

                                                                                                SHARES
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRANSPORTATION SERVICES - 1.8%
UTI Worldwide, Inc.(d)                                                                          13,125


TOTAL COMMON STOCKS
 (Identified Cost $46,090,032)


                                                                                      PRINCIPAL AMOUNT
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 17.3%
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.25% to be repurchased at $2,597,090 on
4/01/05 collateralized by $2,305,000 U.S. Treasury
Bond, 6.000% due 2/15/26 with a value of $2,652,073                                         $2,597,000


                                                                                                SHARES
----------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(e)                                                                                 6,144,079


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,741,079)


TOTAL INVESTMENTS - 120.8%
 (Identified Cost $54,831,111)(b)
 Other assets less liabilities--(20.8)%


TOTAL NET ASSETS - 100%


(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost $54,831,111 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation

                                                                         VALUE (a)
----------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRANSPORTATION SERVICES - 1.8%
UTI Worldwide, Inc.(d)                                               $     911,531
                                                                     -------------

TOTAL COMMON STOCKS
 (Identified Cost $46,090,032)                                          52,118,531
                                                                     -------------


----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 17.3%
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.25% to be repurchased at $2,597,090 on
4/01/05 collateralized by $2,305,000 U.S. Treasury
Bond, 6.000% due 2/15/26 with a value of $2,652,073                      2,597,000
                                                                     -------------


----------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(e)                                                             6,144,079
                                                                     -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,741,079)                                            8,741,079
                                                                     -------------

TOTAL INVESTMENTS - 120.8%
 (Identified Cost $54,831,111)(b)                                       60,859,610
 Other assets less liabilities--(20.8)%                               (10,517,159)
                                                                     -------------

TOTAL NET ASSETS - 100%                                              $  50,342,451
                                                                     -------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost $54,831,111 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $   6,569,925
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value       (541,426)
                                                                     -------------
   Net unrealized appreciation                                                                                     $   6,028,499
                                                                     -------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $108,430,596 of which $87,288,208 expires on September 30, 2010 and $21,142,388 expires on September 30, 2011. These amounts may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)All or a portion of securities on loan to brokers at March 31, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure   12.5% Biotechnology                            3.3%
Healthcare Equipment & Supplies  7.5  Machinery                                3.0
Healthcare Providers & Services  7.2  Software                                 2.8
Capital Markets                  6.4  Semiconductors & Semiconductor Equipment 2.7
Oil & Gas Drilling Equipment     6.0  Communications Equipment                 2.5
Computers & Peripherals          5.8  Food & Drug Retailing                    2.4
Media                            5.4  Beverages                                2.3
Aerospace & Defense              4.8  Commercial Services & Supplies           2.2
Diversified Financial Services   3.9  Real Estate                              2.1
IT Services                      3.8  Metals & Mining                          2.1
Oil & Gas Exploration            3.8  Textiles Apparel & Luxury Goods          2.0
Specialty Retail                 3.7  Other, less than 2% each                 5.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - 98.2% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.1%
Aviall, Inc.(c)                               7,500 $  210,000
Essex Corp.(c)                               12,850    209,841
                                                    ----------
                                                       419,841
                                                    ----------
BIOTECHNOLOGY - 0.8%
Idenix Pharmaceuticals, Inc.(c)(d)            8,000    158,800
                                                    ----------
BUILDING & CONSTRUCTION - 0.8%
Trex Company, Inc.(c)(d)                      3,600    159,876
                                                    ----------
BUILDING PRODUCTS - 0.9%
Simpson Manufacturing Co., Inc.               5,825    179,993
                                                    ----------
BUSINESS SERVICES - 1.3%
Global Payments, Inc.(d)                      4,025    259,572
                                                    ----------
CAPITAL MARKETS - 0.9%
Affiliated Managers Group, Inc.(c)(d)         2,950    182,989
                                                    ----------
COMMERCIAL BANKS - 2.3%
East West Bancorp, Inc.                       6,925    255,671
Hanmi Financial Corp.                        10,900    180,395
                                                    ----------
                                                       436,066
                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 8.8%
Bright Horizons Family Solutions, Inc.(c)     4,550    153,517
Charles River Associates, Inc.(c)(d)          5,400    266,490
Corporate Executive Board Co.                 3,175    203,041
DiamondCluster International, Inc.(c)        13,950    224,595
Hudson Highland Group, Inc.(c)               11,600    198,244
Laureate Education, Inc.(c)                   4,850    207,532
Mobile Mini, Inc.(c)                          5,450    220,234
Navigant Consulting, Inc.(c)                  8,225    223,967
                                                    ----------
                                                     1,697,620
                                                    ----------
COMMUNICATIONS EQUIPMENT - 0.7%
F5 Networks, Inc.(c)                          2,625    132,536
                                                    ----------
EDUCATION - 1.1%
Universal Technical Institute, Inc.(c)(d)     5,725    210,680
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 4.6%
Atwood Oceanics, Inc.(c)                      3,775    251,188
Cal Dive International, Inc.(c)               3,100    140,430
Hydril Co.(c)                                 3,450    201,515
Maverick Tube Corp.(c)                        3,475    112,972
Pioneer Drilling Co.(c)(d)                   12,675    174,535
                                                    ----------
                                                       880,640
                                                    ----------
FOOD & STAPLES RETAILING - 1.0%
United Natural Foods, Inc.(c)                 6,625    189,674
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 6.7%
American Medical Systems Holdings, Inc.(c)    7,250    124,555
American Science & Engineering, Inc.(c)(d)    4,000    178,840
ArthroCare Corp.(c)(d)                        6,900    196,650
Immucor, Inc.(c)                              6,825    206,046
Intuitive Surgical, Inc.(c)                   5,000    227,350
Palomar Medical Technologies, Inc.(c)(d)      5,275    142,267
Ventana Medical Systems, Inc.(c)(d)           5,900    221,014
                                                    ----------
                                                     1,296,722
                                                    ----------

                                                  SHARES  VALUE (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 15.8%
Advisory Board Co.(c)                              5,075 $  221,777
Chemed Corp.(d)                                    3,175    242,824
HealthExtras, Inc.(c)                             12,275    204,379
HealthTronics, Inc.(c)(d)                         18,250    196,370
LCA-Vision, Inc.                                  11,350    377,955
Matria Healthcare, Inc.(c)(d)                      5,337    163,899
Molina Healthcare, Inc.(c)                         3,225    148,640
NovaMed, Inc.(c)                                  24,125    138,719
Psychiatric Solutions, Inc.(c)(d)                  5,100    234,600
Radiation Therapy Services, Inc.(c)                9,700    184,106
Sierra Health Services, Inc.(c)(d)                 4,075    260,148
Symbion, Inc.(c)                                  11,800    252,166
United Surgical Partners International, Inc.(c)    5,175    236,860
Ventiv Health, Inc.(c)                             8,675    199,525
                                                         ----------
                                                          3,061,968
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.5%
Applebee's International, Inc.                     6,975    192,231
Buffalo Wild Wings, Inc.(c)(d)                     5,300    200,499
Cosi, Inc.(c)(d)                                  28,400    193,120
Panera Bread Co., Class A(c)(d)                    4,225    238,839
Pinnacle Entertainment, Inc.(c)                   12,550    209,585
Sonic Corp.(c)                                     6,675    222,945
Sunterra Corp.(c)                                 12,625    190,385
                                                         ----------
                                                          1,447,604
                                                         ----------
HOUSEHOLD DURABLES - 1.9%
Meritage Homes Corp.(c)                            3,175    187,071
Tempur-Pedic International, Inc.(c)(d)             9,450    176,337
                                                         ----------
                                                            363,408
                                                         ----------
INSURANCE - 2.4%
CB Richard Ellis Group, Inc., Class A(c)           7,950    278,170
ProAssurance Corp.(c)                              4,925    194,538
                                                         ----------
                                                            472,708
                                                         ----------
INTERNET & CATALOG RETAIL - 1.9%
Coldwater Creek, Inc.(c)                          10,200    188,496
GSI Commerce, Inc.(c)                             13,450    181,979
                                                         ----------
                                                            370,475
                                                         ----------
INTERNET SOFTWARE & SERVICES - 3.0%
CryptoLogic, Inc.(d)                               5,450    168,841
j2 Global Communications, Inc.(c)(d)               4,950    169,835
Niku Corp.(c)(d)                                  13,000    234,650
                                                         ----------
                                                            573,326
                                                         ----------
IT SERVICES - 2.5%
Infocrossing, Inc.(c)(d)                          13,500    213,840
iPayment Holdings, Inc.(c)                         6,175    260,585
                                                         ----------
                                                            474,425
                                                         ----------
MACHINERY - 2.3%
Bucyrus International, Inc., Class A               4,950    193,347
Joy Global, Inc.                                   7,087    248,470
                                                         ----------
                                                            441,817
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES   VALUE (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

METALS & MINING - 1.5%
Commercial Metals Co.                               4,325 $   146,574
GFI Group, Inc.(c)                                  5,625     150,919
                                                          -----------
                                                              297,493
                                                          -----------
OIL & GAS - 4.3%
ATP Oil & Gas Corp.(c)                              5,950     128,758
Energy Partners Ltd.(c)                             6,275     162,962
Range Resources Corp.                               6,200     144,832
Unit Corp.(c)                                       3,325     150,190
W-H Energy Services, Inc.(c)                       10,075     241,095
                                                          -----------
                                                              827,837
                                                          -----------
PHARMACEUTICALS - 0.9%
Impax Laboratories, Inc.(c)(d)                     11,275     180,400
                                                          -----------
REAL ESTATE - 1.0%
Jones Lang LaSalle, Inc.(c)                         4,325     201,761
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
ATMI, Inc.(c)(d)                                    9,350     234,124
FormFactor, Inc.(c)                                 8,575     194,138
Microsemi Corp.(c)                                 22,050     359,195
Tessera Technologies, Inc.(c)                       4,975     215,069
                                                          -----------
                                                            1,002,526
                                                          -----------
SOFTWARE - 5.6%
Bottomline Technologies, Inc.(c)(d)                19,500     254,475
Epicor Software Corp.(c)(d)                        14,525     190,277
Hyperion Solutions Corp.(c)                         4,225     186,365
Macromedia, Inc.(c)                                 6,000     201,000
SS&C Technologies, Inc.                            10,775     245,670
                                                          -----------
                                                            1,077,787
                                                          -----------
SPECIALTY RETAIL - 4.7%
Central Garden & Pet Co.(c)                         5,675     248,905
Children's Place Retail Stores, Inc. (The)(c)       5,350     255,462
Guitar Center, Inc.(c)(d)                           3,550     194,647
PETCO Animal Supplies, Inc.(c)                      5,600     206,136
                                                          -----------
                                                              905,150
                                                          -----------
TELECOMMUNICATIONS - 1.0%
SBA Communications Corp.(c)(d)                     21,675     198,543
                                                          -----------
TELECOMMUNICATIONS - WIRELESS - 0.8%
Alamosa Holdings, Inc.(c)(d)                       12,400     144,708
                                                          -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Carter's, Inc.(c)                                   4,975     197,756
                                                          -----------
TRADING COMPANIES & DISTRIBUTORS - 1.5%
NuCo2, Inc.(c)(d)                                  10,650     280,095
                                                          -----------
TRANSPORTATION - 1.4%
Hub Group, Inc., Class A(c)                         4,375     274,181
                                                          -----------

TOTAL COMMON STOCKS
 (Identified Cost $17,662,652)                             18,998,977
                                                          -----------

                                                                                    PRINCIPAL AMOUNT                 VALUE (a)
------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 28.1%
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.25% to be repurchased at $379,013 on
4/01/05 collateralized by $355,000 U.S. Treasury Bond,
5.250% due 8/15/28 with a value of $387,715                                               $  379,000              $    379,000
                                                                                                                  ------------

                                                                                              SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(e)                                                                               5,054,684                 5,054,684
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $5,433,684)                                                                                        5,433,684
                                                                                                                  ------------

TOTAL INVESTMENTS - 126.3%
 (Identified Cost $23,096,336)(b)                                                                                   24,432,661
 Other assets less liabilities--(26.3)%                                                                            (5,096,627)
                                                                                                                  ------------

TOTAL NET ASSETS - 100%                                                                                           $ 19,336,034
                                                                                                                  ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $23,096,336 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $  1,773,012
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (436,687)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  1,336,325
                                                                                                                  ------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $209,546,027 of which $150,262,987 expires on September 30, 2010 and $59,283,040 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)All or a portion of this security was on loan to brokers at March 31, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Healthcare Providers & Services          15.8% Oil & Gas                     4.3%
Commercial Services & Supplies            8.8  Internet Software & Services  3.0
Hotels, Restaurants & Leisure             7.5  IT Services                   2.5
Healthcare Equipment & Supplies           6.7  Insurance                     2.4
Software                                  5.6  Commercial Banks              2.3
Semiconductors & Semiconductor Equipment  5.2  Machinery                     2.3
Specialty Retail                          4.7  Aerospace & Defense           2.1
Energy Equipment & Services               4.6  Other, less than 2% each     20.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES SMALL CAP VALUE FUND



                                                SHARES   VALUE (a)
------------------------------------------------------------------

COMMON STOCKS - 96.5% OF TOTAL NET ASSETS

ADVERTISING - 0.4%
Catalina Marketing Corp.(e)                     91,850 $ 2,378,915
                                                       -----------
AEROSPACE & DEFENSE - 1.2%
Allied Defense Group, Inc. (The)(c)             76,175   1,865,526
Moog, Inc., Class A(c)                         128,275   5,798,030
                                                       -----------
                                                         7,663,556
                                                       -----------
AUTO COMPONENTS - 1.2%
ArvinMeritor, Inc.(e)                          197,750   3,059,193
Cooper Tire & Rubber Co.(e)                    236,450   4,341,222
                                                       -----------
                                                         7,400,415
                                                       -----------
AUTO & RELATED - 0.7%
Oshkosh Truck Corp.(e)                          52,325   4,290,127
                                                       -----------
AUTOMOBILES - 0.2%
Monaco Coach Corp.(e)                           86,200   1,392,130
                                                       -----------
BUILDING & CONSTRUCTION - 0.5%
Insituform Technologies, Inc., Class A(c)(e)   223,900   3,248,789
                                                       -----------
BUILDING PRODUCTS - 1.2%
Elk Corp.(e)                                    47,850   1,840,311
Lennox International, Inc.(e)                  270,525   5,929,908
                                                       -----------
                                                         7,770,219
                                                       -----------
CHEMICALS - 3.6%
Cabot Corp.(e)                                 105,850   3,538,566
Cytec Industries, Inc.(e)                      122,225   6,630,706
FMC Corp.(c)                                    40,450   2,162,052
Great Lakes Chemical Corp.(e)                   61,650   1,980,198
Nalco Holding Co.(c)                           102,300   1,926,309
Scotts Miracle-Gro. Co., Class A(c)(e)          55,125   3,871,429
Spartech Corp.(e)                              172,375   3,421,644
                                                       -----------
                                                        23,530,904
                                                       -----------
COMMERCIAL BANKS - 8.9%
Alabama National BanCorporation(e)              57,975   3,588,073
Community Bancorp(c)(e)                         67,275   1,694,657
CVB Financial Corp.(e)                         202,090   3,665,913
East West Bancorp, Inc.(e)                     154,950   5,720,754
First Midwest Bancorp, Inc.(e)                 127,675   4,146,884
IBERIABANK Corp.(e)                             62,275   3,503,592
Independent Bank Corp.(e)                      182,437   5,248,712
Oriental Financial Group, Inc.(e)              154,182   3,610,942
Pennsylvania Commerce Bancorp, Inc.             88,300   2,649,000
PrivateBankcorp, Inc.(e)                       116,750   3,667,118
Signature Bank(c)(e)                           172,100   4,562,371
South Financial Group, Inc.(e)                 178,775   5,459,788
Texas Regional Bancshares, Inc., Class A(e)    142,500   4,290,675
Wintrust Financial Corp.(e)                    100,625   4,738,431
                                                       -----------
                                                        56,546,910
                                                       -----------
COMMERCIAL SERVICES & SUPPLIES - 2.7%
Hudson Highland Group, Inc.(c)(e)              236,950   4,049,476
McGrath Rentcorp(e)                            198,000   4,629,240
Vertrue, Inc.(c)(e)                             70,450   2,496,748

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                  SHARES   VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMERCIAL SERVICES & SUPPLIES - CONTINUED
Waste Connections, Inc.(c)(e)                    114,675 $ 3,984,956
WCA Waste Corp.(c)                               223,811   2,193,348
                                                         -----------
                                                          17,353,768
                                                         -----------
COMMUNICATIONS EQUIPMENT - 2.3%
ADTRAN, Inc.(e)                                  180,875   3,190,635
Anaren, Inc.(c)                                  132,825   1,611,167
Aspect Communications Corp.(c)(e)                246,425   2,565,284
Comtech Telecommunications Corp.(c)(e)            60,650   3,159,865
Foundry Networks, Inc.(c)(e)                     203,900   2,018,610
SafeNet, Inc.(c)(e)                               78,750   2,308,163
                                                         -----------
                                                          14,853,724
                                                         -----------
COMPUTERS & PERIPHERALS - 0.8%
Imation Corp.(e)                                 149,475   5,194,256
                                                         -----------
CONSTRUCTION & ENGINEERING - 0.9%
Washington Group International, Inc.(c)(e)       134,125   6,034,284
                                                         -----------
CONSTRUCTION MATERIALS - 0.6%
Eagle Materials, Inc.(e)                          45,800   3,707,052
                                                         -----------
CONSUMER DURABLES & APPAREL - 0.4%
Tupperware Corp.(e)                              114,375   2,328,675
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
iShares Russell 2000 Value Index Fund(e)          25,900   4,772,075
National Financial Partners Corp.(e)             112,850   4,491,430
                                                         -----------
                                                           9,263,505
                                                         -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
Commonwealth Telephone Enterprises, Inc.(c)(e)    64,625   3,046,423
Iowa Telecommunications Services, Inc.(e)        159,525   3,110,737
                                                         -----------
                                                           6,157,160
                                                         -----------
ELECTRIC UTILITIES - 0.2%
Otter Tail Corp.(e)                               56,375   1,411,630
                                                         -----------
ELECTRICAL EQUIPMENT - 2.2%
AMETEK, Inc.                                     188,200   7,575,050
Artesyn Technologies, Inc.(c)(e)                 398,100   3,467,451
General Cable Corp.(c)(e)                        228,350   2,756,184
                                                         -----------
                                                          13,798,685
                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Anixter International, Inc.(e)                   101,725   3,677,359
Daktronics, Inc.(c)(e)                               550      11,907
Excel Technology, Inc.(c)(e)                      66,700   1,639,486
Global Imaging System, Inc.(c)(e)                 94,600   3,354,516
Rogers Corp.(c)(e)                                18,825     753,000
Varian, Inc.(c)(e)                                80,725   3,058,670
                                                         -----------
                                                          12,494,938
                                                         -----------
ENERGY EQUIPMENT & SERVICES - 2.4%
Cal Dive International, Inc.(c)(e)               120,825   5,473,372
Carbo Ceramics, Inc.(e)                           48,825   3,425,074
FMC Technologies, Inc.(c)(e)                     137,275   4,554,784
Hydril Co.(c)(e)                                  33,175   1,937,752
                                                         -----------
                                                          15,390,982
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                         SHARES   VALUE (a)
---------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

FOOD & STAPLES RETAILING - 1.3%
BJ's Wholesale Club, Inc.(c)                            123,825 $ 3,846,005
Performance Food Group Co.(c)(e)                         97,925   2,710,564
Smart & Final, Inc.(c)(e)                               157,050   1,909,728
                                                                -----------
                                                                  8,466,297
                                                                -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.(e)                               33,625   1,574,659
Ralcorp Holdings, Inc.(e)                               145,125   6,871,669
                                                                -----------
                                                                  8,446,328
                                                                -----------
GAS UTILITIES - 1.5%
AGL Resources, Inc.(e)                                  162,450   5,674,378
Southern Union Co.(e)                                   144,636   3,631,810
                                                                -----------
                                                                  9,306,188
                                                                -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.3%
Arrow International, Inc.(e)                             91,025   3,126,709
Sybron Dental Specialties, Inc.(c)(e)                   141,250   5,070,875
                                                                -----------
                                                                  8,197,584
                                                                -----------
HEALTHCARE PROVIDERS & SERVICES - 1.8%
Andrx Corp.(c)(e)                                       200,075   4,535,700
Kindred Healthcare, Inc.(c)(e)                           69,850   2,451,735
LifePoint Hospitals, Inc.(c)(e)                          98,500   4,318,240
                                                                -----------
                                                                 11,305,675
                                                                -----------
HOTELS, RESTAURANTS & LEISURE - 3.0%
CBRL Group, Inc.(e)                                      90,850   3,752,105
Dover Downs Entertainment, Inc.(e)                      165,461   2,059,989
Fairmont Hotels & Resorts, Inc.(e)                      138,925   4,603,974
Six Flags, Inc.(c)(e)                                   229,250     944,510
Steak n Shake Co. (The)(c)(e)                           212,950   4,120,583
Sunterra Corp.(c)(e)                                    240,925   3,633,149
                                                                -----------
                                                                 19,114,310
                                                                -----------
INDUSTRIAL CONGLOMERATES - 1.3%
ALLETE, Inc.(e)                                          60,583   2,535,398
SI International, Inc.(c)(e)                            129,825   3,587,065
Texas Industries, Inc.(e)                                35,625   1,914,844
                                                                -----------
                                                                  8,037,307
                                                                -----------
INFORMATION TECHNOLOGY - CONSULTING & SERVICES - 0.4%
Avocent Corp.(c)(e)                                     111,475   2,860,449
                                                                -----------
INSURANCE - 5.4%
AmerUs Group Co.(e)                                      66,150   3,125,588
Delphi Financial Group, Inc.(e)                         123,225   5,298,675
Endurance Specialty Holdings Ltd.                       146,400   5,539,776
KMG America Corp.(c)                                    298,000   2,905,500
Ohio Casualty Corp.(c)(e)                               214,250   4,923,465
ProAssurance Corp.(c)(e)                                107,375   4,241,312
Protective Life Corp.                                    89,975   3,536,017
RLI Corp.(e)                                            109,975   4,558,464
                                                                -----------
                                                                 34,128,797
                                                                -----------
INTERNET & CATALOG RETAIL - 0.4%
FTD Group, Inc.(c)                                      208,750   2,530,050
                                                                -----------

                                              SHARES   VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET SOFTWARE & SERVICES - 1.2%
Borland Software Corp.(c)(e)                 160,450 $ 1,302,854
Digitas, Inc.(c)                             610,225   6,163,273
                                                     -----------
                                                       7,466,127
                                                     -----------
IT SERVICES - 1.4%
Perot Systems Corp., Class A(c)(e)           228,675   3,073,392
Wright Express Corp.(c)                      327,050   5,592,555
                                                     -----------
                                                       8,665,947
                                                     -----------
MACHINERY - 5.7%
Actuant Corp., Class A(c)(e)                 115,900   5,206,228
Albany International Corp., Class A          107,925   3,332,724
Barnes Group, Inc.(e)                        183,600   4,988,412
CLARCOR, Inc.(e)                             129,625   6,735,315
Commercial Vehicle Group, Inc.(c)            169,725   3,394,500
ESCO Technologies, Inc.(c)(e)                 31,675   2,545,086
IDEX Corp.(e)                                164,700   6,645,645
Reliance Steel & Aluminum Co.(e)              91,500   3,660,915
                                                     -----------
                                                      36,508,825
                                                     -----------
MANUFACTURING - 0.9%
Harsco Corp.                                  91,925   5,479,649
                                                     -----------
MEDIA - 5.7%
ADVO, Inc.                                   126,437   4,735,066
Harte-Hanks, Inc.                            181,625   5,005,585
John Wiley & Son, Inc., Class A(e)           124,200   4,378,050
R.H. Donnelley Corp.(c)                      174,325  10,126,539
Saga Communications, Inc., Class A(c)        217,250   3,497,725
Scholastic Corp.(c)(e)                       129,150   4,764,343
Valassis Communications, Inc.(c)             109,725   3,835,986
                                                     -----------
                                                      36,343,294
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.8%
Energen Corp.(e)                              41,225   2,745,585
NorthWestern Corp.(e)                        179,000   4,720,230
ONEOK, Inc.(e)                               137,600   4,240,832
                                                     -----------
                                                      11,706,647
                                                     -----------
MULTILINE RETAIL - 0.3%
ShopKo Stores, Inc.(c)(e)                     74,725   1,660,390
                                                     -----------
OIL & GAS - 3.5%
ATP Oil & Gas Corp.(c)                       140,850   3,047,994
Carrizo Oil & Gas, Inc.(e)                   154,475   2,624,530
Denbury Resources, Inc.(c)(e)                 97,900   3,449,017
Energy Partners Ltd.(c)(e)                   271,025   7,038,519
Stone Energy Corp.(c)(e)                      66,800   3,244,476
Western Gas Resources, Inc.(e)                82,200   2,831,790
                                                     -----------
                                                      22,236,326
                                                     -----------
PHARMACEUTICALS - 2.0%
Par Pharmaceutical Cos., Inc.(c)(e)          117,775   3,938,396
Perrigo Co.(e)                               464,800   8,900,920
                                                     -----------
                                                      12,839,316
                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES   VALUE (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE - 6.0%
American Home Mortgage Investment Corp.           149,700 $ 4,287,408
CBL & Associates Properties, Inc.(e)               74,750   5,345,372
Corporate Office Properties Trust(e)              155,975   4,130,218
Eagle Hospitality Properties Trust, Inc.(c)       399,350   3,582,170
First Potomac Realty Trust(e)                     198,350   4,532,297
Highland Hospitality Corp.(e)                     200,900   2,079,315
LaSalle Hotel Properties(e)                       159,400   4,630,570
Levitt Corp., Class A(e)                          111,587   2,861,091
Newcastle Investment Corp.(e)                     156,475   4,631,660
Ramco-Gershenson Properties Trust(e)               75,400   2,047,110
                                                          -----------
                                                           38,127,211
                                                          -----------
ROAD & RAIL - 3.0%
Genesee & Wyoming, Inc., Class A(c)(e)            172,275   4,463,645
Laidlaw International, Inc.(c)(e)                 266,700   5,547,360
Landstar System, Inc.(c)(e)                        92,300   3,022,825
Marten Transport Ltd(c)(e)                        108,075   2,305,240
Old Dominion Freight Line, Inc.(c)(e)              99,300   3,093,195
Universal Truckload Services, Inc.(c)(e)           27,675     583,942
                                                          -----------
                                                           19,016,207
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
AMIS Holdings, Inc.(c)(e)                         292,600   3,303,454
Cymer, Inc.(c)(e)                                 101,500   2,717,155
Diodes, Inc.(c)                                    10,650     288,935
DSP Group, Inc.(c)(e)                             163,675   4,216,268
                                                          -----------
                                                           10,525,812
                                                          -----------
SOFTWARE - 1.1%
Hyperion Solutions Corp.(c)(e)                     63,650   2,807,602
MRO Software, Inc.(c)(e)                           70,400     987,712
Progress Software Corp.(c)(e)                     117,450   3,079,539
                                                          -----------
                                                            6,874,853
                                                          -----------
SPECIALTY RETAIL - 4.0%
Adesa, Inc.(e)                                    181,750   4,245,680
Cost Plus, Inc.(c)(e)                              74,450   2,001,216
Hot Topic, Inc.(c)(e)                             111,450   2,435,182
Men's Wearhouse, Inc.(c)(e)                       120,700   5,094,747
Party City Corp.(c)(e)                             99,750   1,460,340
Pier 1 Imports, Inc.(e)                           183,625   3,347,484
Rush Enterprises, Inc., Class A(c)                111,075   1,741,656
West Marine, Inc.(c)(e)                           245,950   5,228,897
                                                          -----------
                                                           25,555,202
                                                          -----------
TEXTILES APPAREL & LUXURY GOODS - 0.3%
Fossil, Inc.(c)(e)                                 76,787   1,990,703
                                                          -----------
THRIFTS & MORTGAGE FINANCE - 3.0%
BankAtlantic Bancorp, Inc., Class A(e)            253,325   4,407,855
BankUnited Financial Corp.(c)                     193,125   5,187,337
Independence Community Bank Corp.                 107,275   4,183,725
Provident Bancorp, Inc.                           421,950   5,164,668
                                                          -----------
                                                           18,943,585
                                                          -----------

                                                                                             SHARES                     VALUE (a)
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 1.9%
BlueLinx Holdings, Inc.(c)(e)                                                               291,625                $    3,939,854
Hughes Supply, Inc.(e)                                                                      131,150                     3,901,713
UAP Holding Corp.(c)(e)                                                                     249,175                     4,011,717
                                                                                                                   --------------
                                                                                                                       11,853,284
                                                                                                                   --------------
WATER UTILITIES - 0.4%
American States Water Co.                                                                   110,350                     2,791,855
                                                                                                                   --------------

TOTAL COMMON STOCKS
 (Identified Cost $491,393,103)                                                                                       613,188,842
                                                                                                                   --------------

                                                                                   PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 28.8%

COMMERCIAL PAPER - 1.9%
San Paolo United States Financial Co.,
2.000%, 4/01/2005(d)                                                                   $ 11,851,000                    11,851,000
                                                                                                                   --------------

                                                                                             SHARES
---------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(f)                                                                            170,787,636                   170,787,636
                                                                                                                   --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $182,638,636)                                                                                       182,638,636
                                                                                                                   --------------

TOTAL INVESTMENTS - 125.3%
 (Identified Cost $674,031,739)(b)                                                                                    795,827,478
 Other assets less liabilities--(25.3)%                                                                             (160,749,130)
                                                                                                                   --------------

TOTAL NET ASSETS - 100%                                                                                            $  635,078,348
                                                                                                                   --------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $674,031,739 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $  132,168,271
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (10,372,532)
                                                                                                                   --------------
   Net unrealized appreciation                                                                                     $  121,795,739
                                                                                                                   --------------

(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)All or a portion of this security was on loan to brokers at March 31, 2005.
(f)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Commercial Banks              8.9% Road & Rail                         3.0%
Real Estate                   6.0  Thrifts & Mortgage Finance          3.0
Machinery                     5.7  Commercial Services & Supplies      2.7
Media                         5.7  Energy Equipment & Services         2.4
Insurance                     5.4  Communications Equipment            2.3
Specialty Retail              4.0  Electrical Equipment                2.2
Chemicals                     3.6  Electronic Equipment & Instruments  2.0
Oil & Gas                     3.5  Pharmaceuticals                     2.0
Hotels, Restaurants & Leisure 3.0  Other, less than 2% each           31.1

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                SHARES VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - 96.4% OF TOTAL NET ASSETS

AUTOMOBILES - 2.2%
Harley-Davidson, Inc.                            3,000  $173,280
                                                       ---------
BEVERAGES - 2.9%
PepsiCo, Inc.                                    4,250   225,377
                                                       ---------
BIOTECHNOLOGY - 2.4%
Amgen, Inc.(c)                                   3,200   186,272
                                                       ---------
CAPITAL MARKETS - 5.3%
Bear Stearns Cos., Inc.                          1,750   174,825
Goldman Sachs Group, Inc.                        2,250   247,477
                                                       ---------
                                                         422,302
                                                       ---------
CHEMICALS - 2.1%
Praxair, Inc.                                    3,500   167,510
                                                       ---------
COMMERCIAL BANKS - 4.8%
Wells Fargo & Co.                                3,300   197,340
Zions Bancorporation                             2,550   176,001
                                                       ---------
                                                         373,341
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 1.8%
ARAMARK Corp., Class B                           5,250   137,970
                                                       ---------
COMMUNICATIONS EQUIPMENT - 6.0%
Cisco Systems, Inc.(c)                           6,750   120,757
Harris Corp.                                     5,800   189,370
Nokia Oyj ADR                                    5,300    81,779
QUALCOMM, Inc.                                   2,100    76,965
                                                       ---------
                                                         468,871
                                                       ---------
COMPUTERS & PERIPHERALS - 2.2%
Dell, Inc.(c)                                    4,500   172,890
                                                       ---------
CONTAINERS & PACKAGING - 2.2%
Ball Corp.                                       4,125   171,105
                                                       ---------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc.                                  4,400   197,736
                                                       ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
SBC Communications, Inc.                         7,000   165,830
                                                       ---------
ELECTRIC UTILITIES - 1.1%
Dominion Resources, Inc.                         1,200    89,316
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
Flextronics International Ltd.(c)                9,000   108,360
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 1.6%
GlobalSantaFe Corp.                              3,300   122,232
                                                       ---------
FOOD & STAPLES RETAILING - 2.4%
Wal-Mart Stores, Inc.                            3,750   187,913
                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 5.2%
Guidant Corp.                                    2,000   147,800
Kinetic Concepts, Inc.(c)                        1,875   111,844
Zimmer Holdings, Inc.(c)                         1,900   147,839
                                                       ---------
                                                         407,483
                                                       ---------

                                                   SHARES  VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 3.8%
Caremark Rx, Inc.(c)                                3,925 $  156,137
Medtronic, Inc.                                     2,775    141,386
                                                          ----------
                                                             297,523
                                                          ----------
HOTELS, RESTAURANTS & LEISURE - 5.1%
Carnival Corp.                                      4,000    207,240
Yum! Brands, Inc.                                   3,725    192,992
                                                          ----------
                                                             400,232
                                                          ----------
HOUSEHOLD DURABLES - 2.1%
Leggett & Platt, Inc.                               5,750    166,060
                                                          ----------
INDUSTRIAL CONGLOMERATES - 5.3%
3M Co.                                              1,700    145,673
General Electric Co.                                7,425    267,745
                                                          ----------
                                                             413,418
                                                          ----------
INSURANCE - 2.8%
AFLAC, Inc.                                         6,000    223,560
                                                          ----------
IT SERVICES - 3.5%
Accenture Ltd., Class A(c)                          8,675    209,501
First Data Corp.                                    1,750     68,793
                                                          ----------
                                                             278,294
                                                          ----------
MACHINERY - 4.9%
Danaher Corp.                                       2,500    133,525
Dover Corp.                                         4,025    152,105
Illinois Tool Works, Inc.                           1,100     98,483
                                                          ----------
                                                             384,113
                                                          ----------
MEDIA - 2.7%
Viacom, Inc., Class B                               6,150    214,205
                                                          ----------
MULTILINE RETAIL - 1.8%
Target Corp.                                        2,875    143,808
                                                          ----------
OIL & GAS - 7.1%
ConocoPhillips                                      1,400    150,976
Devon Energy Corp.                                  3,900    186,225
ExxonMobil Corp.                                    3,675    219,030
                                                          ----------
                                                             556,231
                                                          ----------
PERSONAL PRODUCTS - 2.2%
Avon Products, Inc.                                 4,000    171,760
                                                          ----------
PHARMACEUTICALS - 2.5%
Perrigo Co.                                        10,450    200,118
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
DSP Group, Inc.(c)                                  5,000    128,800
Intel Corp.                                         4,675    108,600
Maxim Integrated Products, Inc.                     2,600    106,262
                                                          ----------
                                                             343,662
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $6,715,989)                              7,570,772
                                                          ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                                                                                     VALUE (a)
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 96.4%
 (Identified Cost $6,715,989)(b)                                                                                     7,570,772
 Other assets less liabilities--3.6%                                                                                   284,521
                                                                                                                    ----------

TOTAL NET ASSETS - 100%                                                                                             $7,855,293
                                                                                                                    ----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the unrealized appreciation on investments based on cost of $6,715,989 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost   $  943,420
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value        (88,637)
                                                                                                                    ----------
   Net unrealized appreciation                                                                                      $  854,783
                                                                                                                    ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $4,164,003 of which $214,505 expires on September 30, 2009, $2,177,191 expires on September 30, 2010, $1,662,157 expires on September 30, 2011 and $110,150 expires on September 30, 2012. These amounts may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Oil & Gas                                7.1% Media                                  2.7%
Communications Equipment                 6.0  Pharmaceuticals                        2.5
Capital Markets                          5.3  Diversified Financials                 2.5
Industrial Conglomerates                 5.3  Food & Staples Retailing               2.4
Healthcare Equipment & Supplies          5.2  Biotechnology                          2.4
Hotels, Restaurants & Leisure            5.1  Automobiles                            2.2
Machinery                                4.9  Computers & Peripherals                2.2
Commercial Banks                         4.8  Personal Products                      2.2
Semiconductors & Semiconductor Equipment 4.4  Containers & Packaging                 2.2
Healthcare Providers & Services          3.8  Chemicals                              2.1
IT Services                              3.5  Household Durables                     2.1
Beverages                                2.9  Diversified Telecommunication Services 2.1
Insurance                                2.8  Other, less than 2% each               7.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES VALUE FUND


                                                SHARES  VALUE (a)
-----------------------------------------------------------------

COMMON STOCKS - 96.6% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.0%
Honeywell International, Inc.                   17,050 $  634,430
Northrop Grumman Corp.                          12,250    661,255
United Technologies Corp.                        4,575    465,095
                                                       ----------
                                                        1,760,780
                                                       ----------
BEVERAGES - 0.8%
Anheuser-Busch Cos., Inc.                        5,750    272,493
                                                       ----------
CAPITAL MARKETS - 3.6%
Lehman Brothers Holdings, Inc.                   7,600    715,616
Merrill Lynch & Co., Inc.                        9,750    551,850
                                                       ----------
                                                        1,267,466
                                                       ----------
CHEMICALS - 2.1%
Praxair, Inc.                                   15,525    743,026
                                                       ----------
COMMERCIAL BANKS - 8.0%
Bank of America Corp.                           10,325    455,332
Comerica, Inc.                                   4,025    221,697
SunTrust Banks, Inc.                             4,625    333,324
U.S. Bancorp                                    26,050    750,761
Wachovia Corp.                                  12,504    636,579
Wells Fargo & Co.                                7,200    430,560
                                                       ----------
                                                        2,828,253
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Waste Management, Inc.                          24,125    696,006
                                                       ----------
COMMUNICATIONS EQUIPMENT - 2.4%
Avaya, Inc.(c)                                  32,700    381,936
Motorola, Inc.                                  30,475    456,211
                                                       ----------
                                                          838,147
                                                       ----------
COMPUTERS & PERIPHERALS - 0.9%
Apple Computer, Inc.(c)                          7,300    304,191
                                                       ----------
CONSUMER FINANCE - 1.4%
American Express Co.                             9,550    490,583
                                                       ----------
DIVERSIFIED FINANCIALS - 6.1%
CIT Group, Inc.                                 10,575    401,850
Citigroup, Inc.                                 22,275  1,001,038
J.P. Morgan Chase & Co.                         21,700    750,820
                                                       ----------
                                                        2,153,708
                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.7%
BellSouth Corp.                                 17,775    467,305
CenturyTel, Inc.                                 8,325    273,393
Citizens Communications Co.                     24,625    318,647
SBC Communications, Inc.                        24,875    589,289
                                                       ----------
                                                        1,648,634
                                                       ----------
ELECTRIC UTILITIES - 4.0%
Exelon Corp.                                    17,200    789,308
PG&E Corp.                                      17,725    604,422
                                                       ----------
                                                        1,393,730
                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - 4.1%
GlobalSantaFe Corp.                          19,800 $  733,392
Halliburton Co.                              16,075    695,244
                                                    ----------
                                                     1,428,636
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.6%
Baxter International, Inc.                   16,650    565,767
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 3.4%
Quest Diagnostics, Inc.                       4,200    441,546
Universal Health Services, Inc., Class B     14,275    748,010
                                                    ----------
                                                     1,189,556
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 2.0%
McDonald's Corp.                             22,450    699,093
                                                    ----------
INDUSTRIAL CONGLOMERATES - 2.2%
Tyco International Ltd.                      22,875    773,175
                                                    ----------
INSURANCE - 3.4%
Allstate Corp.                               13,700    740,622
Prudential Financial, Inc.                    7,925    454,895
                                                    ----------
                                                     1,195,517
                                                    ----------
IT SERVICES - 3.0%
Accenture Ltd., Class A(c)                   19,125    461,869
First Data Corp.                              4,175    164,119
SunGard Data Systems, Inc.(c)                12,750    439,875
                                                    ----------
                                                     1,065,863
                                                    ----------
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Hasbro, Inc.                                 19,550    399,798
                                                    ----------
MEDIA - 6.8%
DIRECTV Group, Inc. (The)(c)                 35,775    515,875
McGraw-Hill Cos., Inc.                        4,600    401,350
News Corp., Class A                          37,250    630,270
Time Warner, Inc.(c)                         31,025    544,489
Tribune Co.                                   7,700    306,999
                                                    ----------
                                                     2,398,983
                                                    ----------
METALS & MINING - 1.6%
Peabody Energy Corp.                         12,000    556,320
                                                    ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.2%
Constellation Energy Group, Inc.              8,100    418,770
                                                    ----------
MULTILINE RETAIL - 3.6%
Federated Department Stores, Inc.             7,325    466,163
J.C. Penney Co., Inc. (Holding Co.)          15,750    817,740
                                                    ----------
                                                     1,283,903
                                                    ----------
OIL & GAS - 9.7%
BP Plc ADR                                   13,725    856,440
ChevronTexaco Corp.                           8,550    498,550
ConocoPhillips                                6,200    668,608
ExxonMobil Corp.                             23,150  1,379,740
                                                    ----------
                                                     3,403,338
                                                    ----------
PHARMACEUTICALS - 1.8%
Abbott Laboratories                           7,775    362,471

                                                                                           SHARES                VALUE (a)
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - CONTINUED
Pfizer, Inc.                                                                               11,075              $   290,940
                                                                                                               -----------
                                                                                                                   653,411
                                                                                                               -----------
PROPERTY & CASUALTY INSURANCE - 2.0%
Berkshire Hathaway, Inc., Class B(c)                                                          244                  696,864
                                                                                                               -----------
REAL ESTATE - 1.0%
Simon Property Group, Inc.                                                                  5,650                  342,277
                                                                                                               -----------
ROAD & RAIL - 1.5%
Burlington Northern Santa Fe Corp.                                                         10,000                  539,300
                                                                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
Freescale Semiconductor, Inc., Class B(c)                                                  22,198                  382,916
                                                                                                               -----------
TOBACCO - 2.1%
Altria Group, Inc.                                                                         11,400                  745,446
                                                                                                               -----------
THRIFTS & MORTGAGE - 2.4%
Fannie Mae                                                                                  4,750                  258,638
Sovereign Bancorp, Inc.                                                                    26,600                  589,456
                                                                                                               -----------
                                                                                                                   848,094
                                                                                                               -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,110,001)                                                                                  33,984,044
                                                                                                               -----------

                                                                                 PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.3%

COMMERCIAL PAPER - 3.3%
San Paolo United States Financial Co.,
 2.000%, 4/01/2005(d)                                                                 $ 1,168,000                1,168,000
                                                                                                               -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $1,168,000)                                                                                    1,168,000
                                                                                                               -----------

TOTAL INVESTMENTS - 99.9%
 (Identified Cost $28,278,001)(b)                                                                               35,152,044
 Other assets less liabilities--0.1%                                                                                47,905
                                                                                                               -----------

TOTAL NET ASSETS -  100%                                                                                       $35,199,949
                                                                                                               -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $28,278,001 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $ 7,337,0
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (463,00
                                                                                                               -----------
   Net unrealized appreciation                                                                                 $ 6,874,043
                                                                                                               -----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $2,114,368 which expires on September 30, 2011. This may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Oil & Gas                               9.7%
Commercial Banks                        8.0
Media                                   6.8
Diversified Financials                  6.1
Aerospace & Defense                     5.0
Diversified Telecommunication Services  4.7
Energy Equipment & Services             4.1
Electric Utilities                      4.0
Capital Markets                         3.6
Multiline Retail                        3.6
Insurance                               3.4
Healthcare Providers & Services         3.4
IT Services                             3.0
Thrifts & Mortgages                     2.4
Communications Equipment                2.4
Industrial Conglomerates                2.2
Tobacco                                 2.1
Chemicals                               2.1
Hotels, Restaurants & Leisure           2.0
Property & Casualty Insurance           2.0
Commercial Services & Supplies          2.0
Other, less than 2% each               14.0

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES WORLDWIDE FUND


                                                    PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - 34.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 33.6%

AUSTRALIA - 0.6%
Queensland Treasury Corp., 8.000%, 9/14/2007    AUD          100,000  $ 81,262
South Australia Government Finance Authority,
 Zero Coupon Bond, 12/21/2015                                120,000    48,681
                                                                     ---------
                                                                       129,943
                                                                     ---------
BELGIUM - 0.6%
Kingdom of Belgium, 3.750%, 3/28/2009           EUR           25,000    33,436
Kingdom of Belgium, 4.250%, 9/28/2013                         65,000    88,614
                                                                     ---------
                                                                       122,050
                                                                     ---------
BRAZIL - 1.1%
Republic of Brazil C Bond, 8.000%, 4/15/2014    USD           27,853    27,611
Republic of Brazil, 8.250%, 1/20/2034                        185,000   164,280
Republic of Brazil, 8.750%, 2/04/2025(f)                      50,000    46,750
                                                                     ---------
                                                                       238,641
                                                                     ---------
CANADA - 1.3%
Avenor, Inc., 10.850%, 11/30/2014               CAD           20,000    19,877
Canadian Government, 0.700%, 3/20/2006          JPY       10,000,000    93,801
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                        CAD           25,000    21,213
Province of British Columbia, 6.000%, 6/09/2008               35,000    31,024
Province of Ontario, 5.900%, 3/08/2006                        15,000    12,722
Rogers Wireless, Inc., 7.625%, 12/15/2011                     25,000    21,492
Shaw Communications, Inc., 7.500%, 11/20/2013                 70,000    62,637
                                                                     ---------
                                                                       262,766
                                                                     ---------
CAYMAN ISLAND - 0.4%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A     USD           15,000    15,239
Vale Overseas Ltd., 8.250%, 1/17/2034                         75,000    78,000
                                                                     ---------
                                                                        93,239
                                                                     ---------
CHILE - 0.3%
Empresa Nacional de Electricidad SA, Series B,
 8.500%, 4/01/2009                                            50,000    54,605
                                                                     ---------

COLOMBIA - 0.4%
Republic of Colombia, 8.125%, 5/21/2024(f)                    40,000    36,400
Republic of Columbia, 11.750%, 3/01/2010        COP      100,000,000    41,961
                                                                     ---------
                                                                        78,361
                                                                     ---------
DENMARK - 0.2%
Kingdom of Denmark, 5.000%, 8/15/2005           DKK          225,000    39,532
                                                                     ---------
FRANCE - 0.2%
Dexia Municipal Agency, 5.500%, 4/25/2006       EUR           25,000    33,482
                                                                     ---------
GERMANY - 2.3%
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007                           150,000   199,558
Hypothekenbank in Essen AG, 5.250%, 1/22/2008                115,000   158,966
Kreditanstalt Wiederauf, 5.250%, 1/04/2010                    80,000   113,698
Republic of Germany, 3.250%, 4/17/2009                        10,000    13,127
                                                                     ---------
                                                                       485,349
                                                                     ---------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                 PRINCIPAL AMOUNT VALUE (a)
---------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

IRELAND - 0.2%
Republic of Ireland, 4.600%, 4/18/2016       EUR           30,000  $ 42,094
                                                                  ---------
ITALY - 2.4%
Republic of Italy, 0.375%, 10/10/2006        JPY       33,000,000   309,283
Republic of Italy, 4.500%, 3/01/2007         EUR          135,000   181,517
                                                                  ---------
                                                                    490,800
                                                                  ---------
MEXICO - 0.9%
Government of Mexico, 6.750%, 6/06/2006      JPY        7,000,000    70,095
Innova S de RL, 9.375%, 9/19/2013            USD           25,000    27,687
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012 MXN        1,000,000    82,681
                                                                  ---------
                                                                    180,463
                                                                  ---------
NETHERLANDS - 0.8%
E. On International Finance, Series EMTN,
 5.750%, 5/29/2009                           EUR           10,000    14,231
GMAC International Finance BV,
 8.000%, 3/14/2007                           NZD           55,000    37,165
Kingdom of Netherlands, 5.000%, 7/15/2011    EUR           50,000    71,153
Olivetti Finance NV, 6.875%, 1/24/2013                     10,000    15,282
RWE Finance B.V., 6.125%, 10/26/2012                       25,000    37,576
                                                                  ---------
                                                                    175,407
                                                                  ---------
NORWAY - 0.3%
Kingdom of Norway, 6.750%, 1/15/2007         NOK          380,000    64,152
                                                                  ---------
PERU - 0.2%
Republic of Peru, 5.000%, 3/07/2017(e)       USD           49,500    45,664
                                                                  ---------
SINGAPORE - 0.5%
Government of Singapore, 4.625%, 7/01/2010   SGD          125,000    82,735
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                          EUR           10,000    14,680
                                                                  ---------
                                                                     97,415
                                                                  ---------
SOUTH AFRICA - 0.3%
Republic of South Africa, 5.250%, 5/16/2013                50,000    67,317
                                                                  ---------
SUPRANATIONAL - 0.9%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                             BRL          700,000   140,183
International Bank for Reconstruction &
 Development, 2.000%, 2/18/2008              JPY        4,000,000    39,218
                                                                  ---------
                                                                    179,401
                                                                  ---------
SWEDEN - 0.5%
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                           SEK          495,000    77,202
Stena AB, 7.500%, 11/01/2013                 USD           25,000    24,750
                                                                  ---------
                                                                    101,952
                                                                  ---------
UNITED KINGDOM - 1.5%
Barclays Financial LLC, 4.100%, 3/22/2010    THB        4,000,000   100,041
Barclays Financial LLC, 4.160%, 2/22/2010               4,000,000   100,429
NGG Finance Plc, 6.125%, 8/23/2011           EUR           10,000    14,733
United Kingdom Treasury, 5.000%, 3/07/2025   GBP           10,000    19,756
United Kingdom Treasury, 6.250%, 11/25/2010                25,000    50,932

                                                   PRINCIPAL AMOUNT VALUE (a)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED KINGDOM - CONTINUED
WPP Group Plc, 6.000%, 6/18/2008               EUR           10,000  $ 14,100
                                                                    ---------
                                                                      299,991
                                                                    ---------
UNITED STATES - 17.6%
AES Corp., 7.750%, 3/01/2014                   USD          100,000   103,250
Agco Corp., 6.875%, 4/15/2014                  EUR           20,000    27,228
AK Steel Corp., 7.750%, 6/15/2012              USD          100,000    96,250
American Standard, Inc., 8.250%, 6/01/2009     GBP           10,000    20,437
Amkor Technology, Inc., 10.500%, 5/01/2009     USD           50,000    44,750
Arrow Electronics, Inc., 6.875%, 7/01/2013                   75,000    80,467
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                       SGD          100,000    59,255
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                             USD           83,251    82,652
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                 42,865    35,243
Bausch & Lomb, Inc., 7.125%, 8/01/2028                       95,000   101,876
Borden, Inc., 7.875%, 2/15/2023                             150,000   136,500
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                         200,000   153,500
Chesapeake Energy Corp., 6.875%, 1/15/2016                  110,000   111,100
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                          50,000    47,736
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                          50,000    51,850
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                           41,441    39,331
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/2012                                           75,000    74,425
Corning Glass, 8.875%, 3/15/2016,                            25,000    29,390
Cummins Engine Co., Inc., 7.125%, 3/01/2028                 160,000   161,600
Dillard's, Inc., 6.625%, 1/15/2018                           50,000    49,500
Dillard's, Inc., 7.000%, 12/01/2028                          50,000    48,500
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011                                          22,000    23,336
Federal Home Loan Mortgage Corp.,
 5.125%, 1/15/2012                             EUR          200,000   285,123
Federal National Mortgage Association,
 2.290%, 2/19/2009                             SGD          100,000    59,526
Federal National Mortgage Association,
 2.375%, 2/15/2007                             USD           50,000    48,575
General Electric Capital Corp.,
 0.100%, 12/20/2005                            JPY        2,000,000    18,654
General Motors Acceptance Corp.,
 3.610%, 7/16/2007                             USD           75,000    70,659
Georgia-Pacific Group, 7.375%, 12/01/2025                    50,000    52,250
Georgia-Pacific Group, 7.750%, 11/15/2029                    35,000    38,150
IMC Global, Inc., 7.375%, 8/01/2018,                        100,000   103,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023(f)                 25,000    24,750
Lear Corp., 8.125%, 4/01/2008                  EUR           50,000    71,310
Lucent Technologies, Inc., 6.450%, 3/15/2029   USD          155,000   133,687
Morgan Stanley, 5.375%, 11/14/2013             GBP           20,000    37,962
Motorola, Inc., 8.000%, 11/01/2011             USD           75,000    86,804
News America Holdings, Inc., 8.625%, 2/07/2014 AUD           50,000    38,351

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                    PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                              USD          115,000 $  124,315
U.S. Treasury Notes, 2.500%, 5/31/2006                        35,000     34,582
U.S. Treasury Notes, 2.625%, 5/15/2008                        50,000     48,031
U.S. Treasury Notes, 2.750%, 6/30/2006                        40,000     39,597
U.S. Treasury Notes, 3.000%, 2/15/2008                        50,000     48,732
U.S. Treasury Notes, 3.250%, 8/15/2008                       200,000    195,188
US West Capital Funding, Inc.,
 6.875%, 7/15/2028(f)                                        200,000    155,000
US West Corp., 6.875%, 9/15/2033(f)                           30,000     25,875
Williams Cos., Inc., 7.500%, 1/15/2031                       100,000    105,000
Woolworth Corp., 8.500%, 1/15/2022                           150,000    162,750
Xerox Capital Trust I, 8.000%, 2/01/2027                      50,000     50,000
Xerox Corp., 7.200%, 4/01/2016                                20,000     20,600
                                                                     ----------
                                                                      3,656,647
                                                                     ----------
VENEZUELA - 0.1%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020 144A                                      30,000     27,900
                                                                     ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $6,330,168)                                         6,967,171
                                                                     ----------

CONVERTIBLE BONDS - 0.5%

UNITED STATES - 0.5%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)                                         95,000         10
Corning, Inc., 3.500%, 11/01/2008                             33,000     37,661
Loews Corp., 3.125%, 9/15/2007                                70,000     70,525
                                                                     ----------
                                                                        108,196
                                                                     ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $184,417)                                             108,196
                                                                     ----------

TOTAL BONDS AND NOTES
 (Identified Cost $6,514,585)                                         7,075,367
                                                                     ----------

                                                              SHARES
-------------------------------------------------------------------------------

COMMON STOCKS - 62.5% OF TOTAL NET ASSETS

AUSTRALIA - 1.0%
Aristocrat Leisure Ltd.                                       27,050    212,808
                                                                     ----------
AUSTRIA - 1.2%
Erste Bank der oesterreichischen Sparkassen AG                 2,225    116,469
Wienerberger AG                                                3,125    142,376
                                                                     ----------
                                                                        258,845
                                                                     ----------
BELGIUM - 0.8%
Umicore                                                        1,675    170,022
                                                                     ----------
BERMUDA - 1.6%
Accenture Ltd., Class A(c)                                     5,450    131,618

                                            SHARES VALUE (a)
------------------------------------------------------------

COMMON STOCKS - CONTINUED

BERMUDA - CONTINUED
Marvell Technology Group Ltd.(c)             5,313  $203,700
                                                   ---------
                                                     335,318
                                                   ---------
CANADA - 0.5%
PetroKazakhstan, Inc., Class A               2,680   107,998
                                                   ---------
DENMARK - 0.5%
William Demant Holding A/S(c)                2,000    99,852
                                                   ---------
FINLAND - 1.1%
Nokia Oyj, ADR                              14,275   220,263
                                                   ---------
FRANCE - 2.1%
Sanofi-Aventis, ADR                          7,025   297,438
Total Fina SA, Class B                         575   134,759
                                                   ---------
                                                     432,197
                                                   ---------
GERMANY - 0.6%
Siemens AG                                   1,525   120,664
                                                   ---------
GREECE - 0.7%
Piraeus Bank S.A.                            8,050   145,519
                                                   ---------
HONG KONG - 0.4%
Esprit Holdings Ltd.                        10,775    73,501
                                                   ---------
INDIA - 0.6%
Wipro Ltd., ADR(f)                           5,675   115,827
                                                   ---------
IRELAND - 0.6%
Anglo Irish Bank Corp. Plc                   4,646   116,249
                                                   ---------
ITALY - 0.6%
Eni Spa                                      4,925   128,084
                                                   ---------
JAPAN - 3.6%
Honda Motor Co. Ltd.(f)                      5,075   254,088
SFCG Co. Ltd.                                  495   120,433
SONY Corp., ADR                              4,775   191,095
Sumitomo Realty & Development Co. Ltd.(f)    7,550    90,783
UFJ Holdings, Inc.                              18    94,702
                                                   ---------
                                                     751,101
                                                   ---------
MEXICO - 0.8%
America Movil S.A. de C.V., Series L        63,875   164,698
                                                   ---------
NETHERLANDS - 0.9%
Randstad Holding N.V.                        4,450   198,092
                                                   ---------
SCOTLAND - 0.7%
Royal Bank of Scotland Group Plc             4,650   148,077
                                                   ---------
SINGAPORE - 0.5%
Singapore Press Holdings Ltd.               39,325   108,623
                                                   ---------
SWEDEN - 0.2%
SKF AB                                       1,050    49,062
                                                   ---------
SWITZERLAND - 1.9%
Alcon, Inc.,                                 1,750   156,258
Roche Holding AG                               950   101,783

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   SHARES VALUE (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

SWITZERLAND - CONTINUED
Synthes, Inc.                                       1,275  $141,720
                                                          ---------
                                                            399,761
                                                          ---------
THAILAND - 0.7%
PTT Public Company Ltd.                            29,000   143,275
                                                          ---------
UNITED KINGDOM - 2.1%
Standard Chartered Plc                             15,775   283,447
Vodafone Group Plc                                 54,250   144,100
                                                          ---------
                                                            427,547
                                                          ---------
UNITED STATES - 38.8%
AES Corp. (The),(c)                                15,675   256,756
Aetna, Inc.,                                        2,500   187,375
American Express Co.,                               4,375   224,744
Apple Computer, Inc.(c)                             6,825   284,398
Burlington Northern Santa Fe Corp.                  5,150   277,739
CenturyTel, Inc.                                    4,250   139,570
Chicago Mercantile Exchange                           350    67,911
Chico's FAS, Inc.(c)                                5,750   162,495
Citigroup, Inc.                                     2,600   116,844
Coach, Inc.(c)                                      4,825   273,240
ConocoPhillips                                      1,425   153,672
Corning, Inc.(c)                                    1,757    19,555
Danaher Corp.                                       1,900   101,479
Dell, Inc.(c)                                       6,650   255,493
ExxonMobil Corp.                                    2,850   169,860
General Electric Co.                                6,850   247,011
GlobalSantaFe Corp.                                 4,800   177,792
Goldman Sachs Group, Inc.                           1,125   123,739
Google, Inc., Class A(c)                            1,525   275,278
Intel Corp.                                         8,025   186,421
Johnson & Johnson                                   5,150   345,874
Legg Mason, Inc.                                    3,525   275,443
McDonald's Corp.                                    5,750   179,055
NIKE, Inc., Class B                                 1,925   160,372
Northrop Grumman Corp.                              2,450   132,251
Oracle Corp.(c)                                    15,775   196,872
Peabody Energy Corp.                                4,000   185,440
Praxair, Inc.                                       1,900    90,934
Prudential Financial, Inc.                          4,650   266,910
QUALCOMM, Inc.                                      7,250   265,712
Shanda Interactive Entertainment Ltd., ADR(c)(f)    3,075    92,865
St. Jude Medical, Inc.(c)                           3,975   143,100
Stryker Corp.                                       3,475   155,020
SunGard Data Systems, Inc.(c)                       5,000   172,500
Symantec Corp.(c)                                   9,575   204,235
Texas Instruments, Inc.                            10,075   256,812
Toll Brothers, Inc.(c)                              2,875   226,694
UnitedHealth Group, Inc.                            1,625   154,992
VeriSign, Inc.(c)                                   5,650   162,155
WellPoint, Inc.(c)                                  1,475   184,891
Wells Fargo & Co.                                   2,125   127,075
Whole Foods Market, Inc.                            1,575   160,855
XTO Energy, Inc.                                    3,233   106,183

                                                                                             SHARES              VALUE (a)
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED
Zimmer Holdings, Inc.(c)                                                                      1,425            $   110,879
                                                                                                               -----------
                                                                                                                 8,058,491
                                                                                                               -----------

TOTAL COMMON STOCKS
 (Identified Cost $11,331,922)                                                                                  12,985,874
                                                                                                               -----------

WARRANTS - 0.0% OF TOTAL NET ASSETS

CANADA - 0.0%
Anooraq Resources Corp., expiring 06/01/05(c)                                                11,900                      0
                                                                                                               -----------

TOTAL WARRANTS
 (Identified Cost $0)                                                                                                    0
                                                                                                               -----------

                                                                                   PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 5.2%
Repurchase Agreement with State Street Corp., dated
3/31/2005 at 1.250% to be repurchased at $579,020 on
4/01/05 collateralized by $515,000 U.S. Treasury Bond,
6.000% due 2/15/26 with a value of $592,546                                               $ 579,000                579,000
                                                                                                               -----------

                                                                                             SHARES
--------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                                                                509,197                509,197
                                                                                                               -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,088,197)                                                                                    1,088,197
                                                                                                               -----------

TOTAL INVESTMENTS - 101.8%
 (Identified Cost $18,934,704)(b)                                                                               21,149,438
 Other assets less liabilities--(1.8)%                                                                           (379,871)
                                                                                                               -----------

TOTAL NET ASSETS - 100%                                                                                        $20,769,567
                                                                                                               -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $18,952,822 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $ 2,611,4
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (414,83
                                                                                                               -----------
   Net unrealized appreciation                                                                                 $ 2,196,616
                                                                                                               -----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $2,049,444 of which $1,008,781 expires on September 30, 2010 and $1,040,663 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Variable rate security. Rate as of March 31, 2005 is disclosed.
(f)All or a portion of this security was on loan to brokers at March 31, 2005.
(g)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $123,607 or 0.60% of total net assets.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

ADRAn American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; COP: Columbian Peso; DKK: Danish Krone; EUR: Euro; GBP:
   Great British Pound; JPY: Japanese Yen; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar; SEK: Swedish Krona;
   THB: Thai Baht; USD: United States Dollar.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

Sovereigns                                7.5%
Oil & Gas                                 4.5
Healthcare Equipment & Supplies           3.6
Semiconductors & Semiconductor Equipment  3.1
Capital Markets                           2.6
Computers & Peripherals                   2.6
Healthcare Providers & Services           2.5
Textiles Apparel & Luxury Goods           2.4
Communications Equipment                  2.4
Software                                  2.4
Specialty Retail                          2.1
Internet Software & Services              2.1
IT Services                               2.0
Wireless Telecommunication Services       2.0
Other, less than 2% each                 54.8

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2005 (UNAUDITED)

                                                                                  AGGRESSIVE         SMALL CAP
                                                                                  GROWTH FUND       GROWTH FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments at cost                                                           $     54,831,111  $     23,096,336
 Net unrealized appreciation                                                          6,028,499         1,336,325
                                                                               ----------------  ----------------
 Investments at value (including securities on loan of $6,007,604, $4,928,110,
   $166,742,976, $0, $0, and $494,033)                                               60,859,610        24,432,661
 Cash                                                                                       571                --
 Foreign cash at value (identified cost of $23,796)                                          --                --
 Securities lending income receivable                                                       223               266
 Receivable for Fund shares sold                                                         80,362             1,573
 Receivable for securities sold                                                              --                --
 Dividends and interest receivable                                                       13,139               818
 Tax reclaims receivable                                                                     --                --
 Receivable from investment adviser                                                      10,260            19,212
 Other                                                                                       --                --
                                                                               ----------------  ----------------
    TOTAL ASSETS                                                                     60,964,165        24,454,530
                                                                               ----------------  ----------------

LIABILITIES
 Payable due to custodian bank                                                               --             1,243
 Payable for securities purchased                                                     1,080,651                --
 Collateral on securities loaned, at value                                            6,144,079         5,054,684
 Payable for Fund shares redeemed                                                     3,320,898             5,256
 Foreign taxes                                                                               --                --
 Management fees payable                                                                 34,825            12,582
 Trustees' fees payable                                                                     965             1,032
 Deferred Trustees' fees                                                                 10,051             9,409
 Accounting and administrative fees payable                                               8,081             7,098
 Service and distribution fees payable                                                      182                29
 Transfer agent fees payable                                                              7,876             6,365
 Other accounts payable and accrued expenses                                             14,106            20,798
                                                                               ----------------  ----------------
    TOTAL LIABILITIES                                                                10,621,714         5,118,496
                                                                               ----------------  ----------------
NET ASSETS                                                                     $     50,342,451  $     19,336,034
                                                                               ----------------  ----------------
Net Assets consist of:
 Paid in capital                                                               $    149,225,129  $    223,260,830
 Undistributed (overdistributed) net investment income (loss)                          (794,054)         (134,741)
 Accumulated net realized gain (loss) on investments                               (104,117,123)     (205,126,380)
 Net unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                              6,028,499         1,336,325
                                                                               ----------------  ----------------
NET ASSETS                                                                     $     50,342,451  $     19,336,034
                                                                               ----------------  ----------------

NET ASSET VALUE AND OFFERING PRICE
  INSTITUTIONAL CLASS
 Net assets                                                                    $     23,879,509  $     15,043,991
                                                                               ----------------  ----------------
 Shares of beneficial interest                                                        1,417,751         1,531,454
                                                                               ----------------  ----------------
 Net asset value, offering and redemption price per share                      $          16.84  $           9.82
                                                                               ----------------  ----------------
  RETAIL CLASS
 Net assets                                                                    $     26,462,942  $      4,292,043
                                                                               ----------------  ----------------
 Shares of beneficial interest                                                        1,600,312           446,198
                                                                               ----------------  ----------------
 Net asset value, offering and redemption price per share                      $          16.54  $           9.62
                                                                               ----------------  ----------------
  ADMIN CLASS
 Net assets                                                                                  --                --
                                                                               ----------------  ----------------
 Shares of beneficial interest                                                               --                --
                                                                               ----------------  ----------------
 Net asset value, offering and redemption price per share                                    --                --
                                                                               ----------------  ----------------

                See accompanying notes to financial statements.

        SMALL CAP         TAX-MANAGED
        VALUE FUND        EQUITY FUND       VALUE FUND      WORLDWIDE FUND
     -----------------------------------------------------------------------
     $    674,031,739  $      6,715,989  $     28,278,001  $     18,933,560
          121,795,739           854,783         6,874,043         2,216,878
     -----------------------------------------------------------------------
          795,827,478         7,570,772        35,152,044        21,150,438
                1,448           129,627               129               188
                   --                --                --            23,300
                6,917                --                --               227
            1,055,344           210,000                --                --
           11,985,148            65,305            49,061                --
              634,577             3,896            41,705           131,807
                   --                --                --             1,607
                4,105            13,615             5,422            12,881
                   --                --                --             1,050
     -----------------------------------------------------------------------
          809,515,017         7,993,215        35,248,361        21,321,498
     -----------------------------------------------------------------------

                   --                --                --                --
            2,229,609           111,047                --                --
          170,787,636                --                --           510,197
              820,519                --                --                --
                2,158                --                --             2,449
              420,490             3,196            15,034            13,221
                  743               926               977               927
               29,938             8,181             9,404             8,657
               81,104             1,173             5,805             2,239
                2,284                --                --                --
               11,014             2,158             2,634             2,674
               51,174            11,241            14,558            11,567
     -----------------------------------------------------------------------
          174,436,669           137,922            48,412           551,931
     -----------------------------------------------------------------------
     $    635,078,348  $      7,855,293  $     35,199,949  $     20,769,567
     -----------------------------------------------------------------------
     $    477,529,291  $     11,160,781  $     28,876,897  $     19,415,619
            1,176,479            12,426           206,760           178,279
           34,576,839        (4,172,697)         (757,751)       (1,040,641)
          121,795,739           854,783         6,874,043         2,216,310
     -----------------------------------------------------------------------
     $    635,078,348  $      7,855,293  $     35,199,949  $     20,769,567
     -----------------------------------------------------------------------

     $    365,127,619  $      7,855,293  $     35,199,949  $     20,769,567
     -----------------------------------------------------------------------
           14,373,254           879,567         2,039,994         1,913,651
     -----------------------------------------------------------------------
     $          25.40  $           8.93  $          17.25  $          10.85
     -----------------------------------------------------------------------
     $    209,369,315                --                --                --
     -----------------------------------------------------------------------
            8,291,159                --                --                --
     -----------------------------------------------------------------------
     $          25.25                --                --                --
     -----------------------------------------------------------------------
     $     60,581,414                --                --                --
     -----------------------------------------------------------------------
            2,422,237                --                --                --
     -----------------------------------------------------------------------
     $          25.01                --                --                --
     -----------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                                    AGGRESSIVE       SMALL CAP
                                                                                    GROWTH FUND     GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                         $      126,997  $       10,378
Interest                                                                                   5,629           1,307
Securities lending income                                                                    223             266
Less net foreign taxes withheld                                                               --             (41)
                                                                                  --------------  --------------
                                                                                         132,849          11,910
                                                                                  --------------  --------------

EXPENSES
Management fees                                                                          200,814          97,007
Distribution fees--Retail Class                                                           33,314          12,429
Service and distribution fees--Admin Class                                                    --              --
Trustees' fees and expenses                                                                7,362           6,809
Accounting and administrative fees                                                        17,435           8,422
Custodian                                                                                 24,647          25,375
Transfer agent fees--Institutional Class, Retail Class, Admin Class                       23,985          22,167
Audit and tax services                                                                    11,572          13,717
Registration                                                                              11,991          17,020
Shareholder reporting                                                                     11,560           9,272
Legal                                                                                      1,710           1,177
Miscellaneous                                                                              3,396           2,865
                                                                                  --------------  --------------
Total expenses                                                                           347,786         216,260
Less reimbursement/waiver                                                                (46,595)        (74,598)
                                                                                  --------------  --------------
Net expenses                                                                             301,191         141,662
                                                                                  --------------  --------------
Net investment income (loss)                                                            (168,342)       (129,752)
                                                                                  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net                                                                       4,353,126       4,437,816
Foreign currency transactions--net                                                            --              --
                                                                                  --------------  --------------
Total net realized gain (loss) on investments and foreign currency transactions        4,353,126       4,437,816
                                                                                  --------------  --------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                         660,396      (1,396,647)
Foreign currency translations--net                                                            --              --
                                                                                  --------------  --------------
Total net change in unrealized appreciation (depreciation) on investments
  and foreign currency translations                                                      660,396      (1,396,647)
                                                                                  --------------  --------------
Total net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         5,013,522       3,041,169
                                                                                  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $    4,845,180  $    2,911,417
                                                                                  --------------  --------------

                See accompanying notes to financial statements.

          SMALL CAP       TAX-MANAGED
          VALUE FUND      EQUITY FUND     VALUE FUND    WORLDWIDE FUND
        ---------------------------------------------------------------
        $    4,395,036  $       37,966  $      354,580  $       71,899
               274,167             177           4,556         221,503
                 6,917              --              --             227
                (5,816)             --          (1,486)         (4,991)
        ---------------------------------------------------------------
             4,670,304          38,143         357,650         288,638
        ---------------------------------------------------------------

             2,359,370          16,625          85,805          72,073
               244,779              --              --              --
               165,755              --              --              --
                20,379           6,223           6,930           6,531
               204,841           2,165          11,174           6,257
                57,302          15,564          17,573          43,030
                81,455           9,653          11,469           9,952
                17,486           9,005          10,419           9,948
                27,697          11,235           8,361           8,302
                46,966           2,737           5,844           3,271
                18,329             154           1,164             542
                21,564           1,631           2,655           2,043
        ---------------------------------------------------------------
             3,265,923          74,992         161,394         161,949
               (25,117)        (53,380)        (15,526)        (65,852)
        ---------------------------------------------------------------
             3,240,806          21,612         145,868          96,097
        ---------------------------------------------------------------
             1,429,498          16,531         211,782         192,541
        ---------------------------------------------------------------


            38,783,236          43,304       1,445,280       1,022,783
                    --              --              --           7,263
        ---------------------------------------------------------------
            38,783,236          43,304       1,445,280       1,030,046
        ---------------------------------------------------------------

            13,795,319         264,566       1,481,955         319,332
                    --              --              --          (1,773)
        ---------------------------------------------------------------

            13,795,319         264,566       1,481,955         317,559
        ---------------------------------------------------------------

            52,578,555         307,870       2,927,235       1,347,605
        ---------------------------------------------------------------

        $   54,008,053  $      324,401  $    3,139,017  $    1,540,146
        ---------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $  (168,342)      $   (536,251)
    Net realized gain (loss) on investments and foreign currency transactions              4,353,126         11,771,511
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                   660,396         (4,394,736)
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                            4,845,180          6,840,524
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 NET INVESTMENT INCOME:
    Institutional Class                                                                     (280,790)                --
    Retail Class                                                                            (217,988)                --
                                                                                       ---------------- ------------------
     Total distributions                                                                    (498,778)                --
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                (4,577,136)       (12,946,996)
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                                (230,734)        (6,106,472)
NET ASSETS
    Beginning of period                                                                   50,573,185         56,679,657
                                                                                       ---------------- ------------------
    End of period                                                                        $50,342,451       $ 50,573,185
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $  (794,054)      $   (126,934)
                                                                                       ---------------- ------------------

SMALL CAP GROWTH FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $   (129,752)     $   (474,524)
    Net realized gain (loss) on investments and foreign currency transactions               4,437,816        12,648,409
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                 (1,396,647)       (8,644,086)
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                             2,911,417         3,529,799
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                (14,031,988)      (25,938,308)
                                                                                       ---------------- ------------------
  REDEMPTION FEES
    Institutional Class                                                                           777                63
    Retail Class                                                                                  272                41
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                              (11,119,522)      (22,408,405)
NET ASSETS
    Beginning of period                                                                    30,455,556        52,863,961
                                                                                       ---------------- ------------------
    End of period                                                                        $ 19,336,034      $ 30,455,556
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $   (134,741)     $     (4,989)
                                                                                       ---------------- ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $  1,429,498      $    223,709
   Net realized gain (loss) on investments and foreign currency transactions               38,783,236        65,900,639
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                 13,795,319        46,216,250
                                                                                       ---------------- ------------------
   Increase (decrease) in net assets resulting from operations                             54,008,053       112,340,598
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                      (329,960)         (755,336)
    Retail Class                                                                                   --           (73,295)
    Admin Class                                                                                    --                --
  CAPITAL GAINS:
    Institutional Class                                                                   (36,097,787)       (7,446,392)
    Retail Class                                                                          (18,456,167)       (3,811,026)
    Admin Class                                                                            (6,757,571)       (1,088,512)
                                                                                       ---------------- ------------------
     Total distributions                                                                  (61,641,485)      (13,174,561)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                 60,263,611        15,767,810
                                                                                       ---------------- ------------------
  REDEMPTION FEES
    Institutional Class                                                                           926             2,915
    Retail Class                                                                                  488             1,477
    Admin Class                                                                                   167               486
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               52,631,760       114,938,725
NET ASSETS
    Beginning of period                                                                   582,446,588       467,507,863
                                                                                       ---------------- ------------------
    End of period                                                                        $635,078,348      $582,446,588
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $  1,176,479      $     76,941
                                                                                       ---------------- ------------------

TAX-MANAGED EQUITY FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   16,531        $   21,562
    Net realized gain (loss) on investments and foreign currency transactions                 43,304           (11,257)
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                   264,566           375,137
                                                                                       ---------------- ------------------
   Increase (decrease) in net assets resulting from operations                               324,401           385,442
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                      (23,811)          (62,322)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                 2,352,664         2,388,811
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               2,653,254         2,711,931
NET ASSETS
    Beginning of period                                                                    5,202,039         2,490,108
                                                                                       ---------------- ------------------
    End of period                                                                         $7,855,293        $5,202,039
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   12,426        $   19,706
                                                                                       ---------------- ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

VALUE FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $   211,782       $    529,906
    Net realized gain (loss) on investments and foreign currency transactions              1,445,280          3,827,567
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                 1,481,955          2,637,813
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                            3,139,017          6,995,286
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                     (524,122)          (456,216)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                  (978,004)       (10,935,484)
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               1,636,891         (4,396,414)
NET ASSETS
    Beginning of period                                                                   33,563,058         37,959,472
                                                                                       ---------------- ------------------
    End of period                                                                        $35,199,949       $ 33,563,058
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $   206,760       $    519,100
                                                                                       ---------------- ------------------

WORLDWIDE FUND

                                                                                       SIX MONTHS ENDED
                                                                                        MARCH 31, 2005      YEAR ENDED
                                                                                         (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                         $   192,541       $   384,618
    Net realized gain (loss) on investments and foreign currency transactions              1,030,046           501,611
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency transactions                                                                   317,559           772,068
                                                                                       ---------------- ------------------
    Increase (decrease) in net assets resulting from operations                            1,540,146         1,658,297
                                                                                       ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                     (480,214)         (448,271)
                                                                                       ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS                 2,435,190         5,565,347
                                                                                       ---------------- ------------------
  REDEMPTION FEES
    Institutional Class                                                                           18                --
                                                                                       ---------------- ------------------
     Total increase (decrease) in net assets                                               3,495,140         6,775,373
NET ASSETS
    Beginning of period                                                                   17,274,427        10,499,054
                                                                                       ---------------- ------------------
    End of period                                                                        $20,769,567       $17,274,427
                                                                                       ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                             $   178,279       $   465,952
                                                                                       ---------------- ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                              -----------------------------------------  ----------------------------
                    Net asset
                     value,                   Net realized                 Dividends    Distributions
                    beginning      Net       and unrealized Total from        from        from net
                     of the    investment    gain (loss) on investment   net investment   realized
                     period   income (loss)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $15.50      $(0.04)(c)     $  1.56      $  1.52         $(0.18)       $   --
9/30/2004             13.69       (0.13)(c)        1.94         1.81             --            --
9/30/2003             10.70       (0.10)(c)        3.09         2.99             --            --
9/30/2002             13.56       (0.13)(c)       (2.73)       (2.86)            --            --
9/30/2001             47.71       (0.20)(c)      (33.43)      (33.63)            --         (0.52)
9/30/2000             20.08       (0.26)(c)       29.11        28.85             --         (1.22)

RETAIL CLASS
3/31/2005(e)         $15.20      $(0.06)(c)     $  1.53      $  1.47         $(0.13)       $   --
9/30/2004             13.46       (0.16)(c)        1.90         1.74             --            --
9/30/2003             10.55       (0.13)(c)        3.04         2.91             --            --
9/30/2002             13.41       (0.16)(c)       (2.70)       (2.86)            --            --
9/30/2001             47.33       (0.25)(c)      (33.15)      (33.40)            --         (0.52)
9/30/2000             19.99       (0.38)(c)       28.94        28.56             --         (1.22)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year. (e) For the six months ended March 31, 2005 (Unaudited)

                See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS
--------------                                              --------------------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                          Net         Portfolio
    Total     Redemption end of the   Total     the period        Net           Gross         investment      turnover
distributions    fee       period   return/(a)/    (000)    expenses/(b)(d)/ expenses/(d)/ income (loss)/(d)/   rate
-----------------------------------------------------------------------------------------------------------------------

   $(0.18)       $--       $16.84       9.8%     $ 23,880        1.00%           1.17%           (0.50)%         159%
       --         --        15.50      13.2        25,191        1.00            1.17            (0.84)          284
       --         --        13.69      27.9        23,866        1.00            1.23            (0.88)          248
       --         --        10.70     (21.1)       13,421        1.00            1.31            (0.91)          220
    (0.52)        --        13.56     (71.1)       16,347        1.00            1.13            (0.75)          258
    (1.22)        --        47.71     147.8        62,364        1.00            1.11            (0.66)          191

   $(0.13)       $--       $16.54       9.7      $ 26,463        1.25            1.43            (0.75)          159
       --         --        15.20      12.9        25,382        1.25            1.42            (1.10)          284
       --         --        13.46      27.6        32,813        1.25            1.47            (1.13)          248
       --         --        10.55     (21.3)       26,885        1.25            1.45            (1.16)          220
    (0.52)        --        13.41     (71.2)       41,456        1.25            1.37            (1.01)          258
    (1.22)        --        47.33     147.0       110,824        1.25            1.35            (0.89)          191

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS
                              ------------------------------------------  ----------------------------
                    Net asset
                     value,                    Net realized                 Dividends    Distributions
                    beginning      Net        and unrealized Total from        from        from net
                     of the    investment     gain (loss) on investment   net investment   realized
                     period   income (loss)    investments   operations       income     capital gains
------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $ 8.96      $(0.04)(c)      $  0.90      $  0.86         $   --        $   --
9/30/2004              8.59       (0.09)(c)         0.46         0.37             --            --
9/30/2003              6.35       (0.06)(c)         2.30         2.24             --            --
9/30/2002              8.83       (0.08)(c)        (2.40)       (2.48)            --            --
9/30/2001             26.98       (0.12)(c)       (17.06)      (17.18)            --         (0.97)
9/30/2000             16.74       (0.16)(c)        10.40        10.24             --            --

RETAIL CLASS
3/31/2005(e)         $ 8.78      $(0.05)(c)      $  0.89      $  0.84         $   --        $   --
9/30/2004              8.45       (0.11)(c)         0.44         0.33             --            --
9/30/2003              6.26       (0.08)(c)         2.27         2.19             --            --
9/30/2002              8.72       (0.10)(c)        (2.36)       (2.46)            --            --
9/30/2001             26.74       (0.15)(c)       (16.90)      (17.05)            --         (0.97)
9/30/2000             16.65       (0.24)(c)        10.33        10.09             --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $25.75      $ 0.07(c)       $  2.25      $  2.32         $(0.02)       $(2.65)
9/30/2004             21.34        0.04(c)          4.97         5.01          (0.05)        (0.55)
9/30/2003             17.28        0.05(c)          4.01         4.06             --            --
9/30/2002             19.89        0.10(c)         (0.36)       (0.26)         (0.11)        (2.24)
9/30/2001             20.42        0.16(c)          0.60         0.76          (0.20)        (1.09)
9/30/2000             17.33        0.14(c)          3.36         3.50          (0.14)        (0.27)

RETAIL CLASS
3/31/2005(e)         $25.62      $ 0.04(c)       $  2.24      $  2.28         $   --        $(2.65)
9/30/2004             21.25       (0.02)(c)         4.95         4.93          (0.01)        (0.55)
9/30/2003             17.25        0.00(c)(f)       4.00         4.00             --            --
9/30/2002             19.85        0.05(c)         (0.35)       (0.30)         (0.06)        (2.24)
9/30/2001             20.38        0.11(c)          0.60         0.71          (0.15)        (1.09)
9/30/2000             17.28        0.10(c)          3.36         3.46          (0.09)        (0.27)

ADMIN CLASS
3/31/2005(e)         $25.43      $ 0.01(c)       $  2.22      $  2.23         $   --        $(2.65)
9/30/2004             21.13       (0.08)(c)         4.93         4.85             --         (0.55)
9/30/2003             17.20       (0.05)(c)         3.98         3.93             --            --
9/30/2002             19.80        0.00(c)(f)      (0.35)       (0.35)         (0.01)        (2.24)
9/30/2001             20.34        0.05(c)          0.60         0.65          (0.10)        (1.09)
9/30/2000             17.24        0.04(c)          3.37         3.41          (0.04)        (0.27)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year. (e) For the six months ended March 31, 2005 (Unaudited). (f) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS
--------------                                              --------------------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                          Net         Portfolio
    Total     Redemption end of the   Total     the period        Net           Gross         investment      turnover
distributions    fee       period   return/(a)/    (000)    expenses/(b)(d)/ expenses/(d)/ income (loss)/(d)/   rate
-----------------------------------------------------------------------------------------------------------------------

   $   --       $0.00(f)   $ 9.82       9.6%     $ 15,044        1.00%           1.58%           (0.90)%         186%
       --        0.00(f)     8.96       4.3        15,867        1.00            1.31            (0.95)          217
       --          --        8.59      35.3        22,519        1.00            1.19            (0.91)          190
       --          --        6.35     (28.1)       42,415        1.00            1.07            (0.90)          162
    (0.97)         --        8.83     (65.2)      124,479        0.99            0.99            (0.74)          140
       --          --       26.98      61.2       262,147        0.92            0.92            (0.62)          170

   $   --       $0.00(f)   $ 9.62       9.6      $  4,292        1.25            1.83            (1.17)          186
       --        0.00(f)     8.78       3.9        14,589        1.25            1.52            (1.19)          217
       --          --        8.45      35.0        30,345        1.25            1.43            (1.17)          190
       --          --        6.26     (28.2)       32,135        1.25            1.33            (1.15)          162
    (0.97)         --        8.72     (65.3)       50,197        1.25            1.26            (1.01)          140
       --          --       26.74      60.6        69,416        1.23            1.23            (0.92)          170


   $(2.67)      $0.00(f)   $25.40       9.3      $365,128        0.90            0.91             0.58            38
    (0.60)       0.00(f)    25.75      23.8       346,356        0.90            0.93             0.16            70
       --          --       21.34      23.5       289,945        0.90            0.94             0.26            74
    (2.35)         --       17.28      (2.6)      234,370        0.94            0.96             0.48            86
    (1.29)         --       19.89       3.9       215,439        0.98            0.98             0.76            98
    (0.41)         --       20.42      20.7       214,919        0.93            0.93             0.76           102

   $(2.65)      $0.00(f)   $25.25       9.1      $209,369        1.15            1.16             0.34            38
    (0.56)       0.00(f)    25.62      23.5       173,411        1.15            1.18            (0.08)           70
       --          --       21.25      23.2       140,152        1.15            1.20            (0.01)           74
    (2.30)         --       17.25      (2.8)       86,816        1.19            1.20             0.22            86
    (1.24)         --       19.85       3.6        97,544        1.22            1.22             0.51            98
    (0.36)         --       20.38      20.4        92,698        1.17            1.17             0.53           102

   $(2.65)      $0.00(f)   $25.01       9.0      $ 60,581        1.40            1.41             0.08            38
    (0.55)       0.00(f)    25.43      23.3        62,680        1.40            1.43            (0.33)           70
       --          --       21.13      22.9        37,411        1.40            1.47            (0.27)           74
    (2.25)         --       17.20      (3.0)       24,655        1.44            1.53            (0.01)           86
    (1.19)         --       19.80       3.3        16,471        1.50            1.59             0.23            98
    (0.31)         --       20.34      20.1        11,391        1.50            1.68             0.21           102

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                              -----------------------------------------  ----------------------------
                    Net asset
                     value,                   Net realized                 Dividends    Distributions
                    beginning      Net       and unrealized Total from        from        from net
                     of the    investment    gain (loss) on investment   net investment   realized
                     period   income (loss)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $ 8.49       $0.02(c)       $ 0.45       $ 0.47         $(0.03)       $   --
9/30/2004              7.66        0.05(c)         0.97         1.02          (0.19)           --
9/30/2003              6.78        0.06(c)         0.85         0.91          (0.03)           --
9/30/2002              7.67        0.06(c)        (0.81)       (0.75)         (0.14)           --
9/30/2001             11.16        0.12(c)        (1.60)       (1.48)         (0.09)        (1.92)
9/30/2000             13.46        0.12            2.43         2.55          (0.07)        (4.78)

VALUE FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $15.95       $0.10(c)       $ 1.46       $ 1.56         $(0.26)       $   --
9/30/2004             13.52        0.21(c)         2.39         2.60          (0.17)           --
9/30/2003             11.17        0.15(c)         2.29         2.44          (0.09)           --
9/30/2002             13.90        0.13(c)        (2.42)       (2.29)         (0.16)        (0.28)
9/30/2001             15.12        0.14(c)        (1.19)       (1.05)         (0.17)           --
9/30/2000             16.54        0.17            0.41         0.58          (0.15)        (1.85)

WORLDWIDE FUND

INSTITUTIONAL CLASS
3/31/2005(e)         $10.19       $0.11(c)       $ 0.82       $ 0.93         $(0.27)       $   --
9/30/2004              9.32        0.25(c)         0.96         1.21          (0.34)           --
9/30/2003              7.53        0.32(c)         1.74         2.06          (0.27)           --
9/30/2002*             8.48        0.35(c)        (0.55)       (0.20)         (0.75)           --
9/30/2001             13.93        0.65(c)        (2.44)       (1.79)         (0.35)        (3.31)
9/30/2000             10.28        0.58(c)         4.02         4.60          (0.48)        (0.47)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year. (e) For the six months ended March 31, 2005 (Unaudited) (f) Amount rounds to less than $0.01 per share. * As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS
--------------                                              --------------------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                          Net         Portfolio
    Total     Redemption end of the   Total     the period        Net           Gross         investment      turnover
distributions    fee       period   return/(a)/    (000)    expenses/(b)(d)/ expenses/(d)/ income (loss)/(d)/   rate
-----------------------------------------------------------------------------------------------------------------------

   $(0.03)      $  --      $ 8.93       5.5%      $ 7,855        0.65%           2.26%           0.50%            22%
    (0.19)         --        8.49      13.4         5,202        0.65            3.39            0.59             27
    (0.03)         --        7.66      13.5         2,490        0.65            1.82            0.81            200
    (0.14)         --        6.78     (10.1)       17,426        0.65            1.14            0.72            188
    (2.01)         --        7.67     (15.9)       19,211        0.65            1.05            1.29            300
    (4.85)         --       11.16      25.3        23,718        0.65            0.95            1.00            356


   $(0.26)      $  --      $17.25       9.8       $35,200        0.85            0.94            1.23             20
    (0.17)         --       15.95      19.4        33,563        0.85            0.93            1.38             47
    (0.09)         --       13.52      22.0        37,959        0.85            0.92            1.23             56
    (0.44)         --       11.17     (17.2)       33,025        0.85            0.90            0.90             66
    (0.17)         --       13.90      (7.1)       39,549        0.85            0.96            0.87             90
    (2.00)         --       15.12       3.6        38,792        0.85            0.89            0.87             73


   $(0.27)      $0.00(f)   $10.85       9.2       $20,770        1.00            1.69            2.00             60
    (0.34)         --       10.19      13.2        17,274        1.00            1.87            2.55             69
    (0.27)         --        9.32      28.0        10,499        1.00            2.23            3.81             94
    (0.75)         --        7.53      (3.0)        8,340        1.00            2.43            4.26            113
    (3.66)         --        8.48     (15.0)        8,528        1.00            2.58            6.85            160
    (0.95)         --       13.93      46.5         9,748        1.00            2.48            4.26            183

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")
Loomis Sayles Worldwide Fund (the "Worldwide Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Loomis Sayles Small Company Growth Fund was liquidated on March 31, 2005 and has ceased operations.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of March 31, 2005, approximately 16% of the market value of the investments for the Loomis Sayles Worldwide Fund were fair valued pursuant to procedures approved by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from real estate investment trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2005, there were no open forward foreign currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which

MARCH 31, 2005 (UNAUDITED)

may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions, gains realized from passive foreign investment companies and redemptions in kind. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2005, were as follows:

                          MARKET
                         VALUE ON     VALUE OF
FUND                       LOAN      COLLATERAL
----                   ------------ ------------
Aggressive Growth Fund $  6,007,604 $  6,144,079
Small Cap Growth Fund     4,928,110    5,054,684
Small Cap Value Fund    166,742,976  170,787,636
Worldwide Fund              494,033      510,197

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2005, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $ 84,031,039 $ 86,470,383
Small Cap Growth Fund     47,773,302   63,415,969
Small Cap Value Fund     236,712,302  230,575,312
Tax-Managed Equity Fund    3,601,533    1,412,758
Value Fund                 6,712,360    8,418,567
Worldwide Fund            13,245,637   10,846,234

For the six months ended March 31, 2005, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $495,601 and $123,672, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the six months ended March 31, 2005, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2006, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                    AVERAGE DAILY NET ASSETS
                        MANAGEMENT --------------------------------
FUND                       FEES    INSTITUTIONAL   RETAIL   ADMIN
----                    ---------- -------------   ------   -----
Aggressive Growth Fund    0.75%        1.00%       1.25%       --
Small Cap Growth Fund     0.75%        1.00%       1.25%       --
Small Cap Value Fund      0.75%        0.90%       1.15%    1.40%
Tax-Managed Equity Fund   0.50%        0.65%          --       --
Value Fund                0.50%        0.85%          --       --
Worldwide Fund            0.75%        1.00%          --       --

For the six months ended March 31, 2005, the management fees and waivers for each Fund were as follows:

                                                          PERCENTAGE OF
                          GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
-                       MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                       FEE        FEE        FEE         GROSS       NET
----                    ---------- ---------- ---------- ---------        -----
Aggressive Growth Fund  $  200,814  $46,595   $  154,219   0.75%        0.58%
Small Cap Growth Fund       97,007   74,598       22,409   0.75%        0.17%
Small Cap Value Fund     2,359,370   25,117    2,334,253   0.75%        0.74%
Tax-Managed Equity Fund     16,625   16,625           --   0.50%        0.00%
Value Fund                  85,805   15,526       70,279   0.50%        0.41%
Worldwide Fund              72,073   65,852        6,221   0.75%        0.06%

For the six months ended March 31, 2005, in addition to the waiver of management fees, expenses have been reimbursed as follows:

FUND                    AMOUNT
----                    -------
Tax-Managed Equity Fund $36,755

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE FEES. For the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services") formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Funds. Pursuant to an agreement among the Trusts, the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and IXIS Services (effective January 1/st/ IXIS Advisors), each Fund paid IXIS Services (or IXIS Advisors) its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2005, fees paid to IXIS Services and IXIS Advisors for accounting and administrative expenses were as follows:

                        ACCOUNTING AND
FUND                    ADMINISTRATIVE
----                    --------------
Aggressive Growth Fund     $ 17,435
Small Cap Growth Fund         8,422
Small Cap Value Fund        204,841
Tax-Managed Equity Fund       2,165
Value Fund                   11,174
Worldwide Fund                6,257

MARCH 31, 2005 (UNAUDITED)


C. TRANSFER AGENT FEES. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

During the period October 1, 2004 through December 31, 2004, Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund paid service fees to IXIS Services monthly representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% of the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Institutional Class, Retail Class and Admin Class, as applicable.

             or

             (2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000.

* No Load Retail Funds consist of Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Trusts and the CDC Nvest Funds Trusts.

Effective January 1, 2005 Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund pay service fees to IXIS Services monthly representing the higher amount based on the following calculations:

             (1)An aggregate annual minimum fee of approximately $1 million for all No Load Retail Funds and Load Funds--Class Y; or

             (2)An annual account based fee of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund, and $2.00 for each closed account (Equity and Fixed Income Funds), aggregated for all No Load Retail Funds and Load Funds--Class Y.

Each Class of shares is subject to a monthly minimum of $1,500.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                       TRANSFER
FUND                   AGENT FEE
----                   ---------
Aggressive Growth Fund  $16,000
Small Cap Growth Fund    16,000
Small Cap Value Fund     65,295
Tax-Managed Equity        8,000
Value Fund                8,000
Worldwide Fund            8,000

D. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Investment Grade Bond Fund--Class J.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin

Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an additional annual retainer of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. PUBLISHING SERVICES. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                         PUBLISHING
FUND                    SERVICES FEE
----                    ------------
Aggressive Growth Fund      $ 23
Small Cap Growth Fund         20
Small Cap Value Fund          69
Tax-Managed Equity Fund       14
Value Fund                   136
Worldwide Fund               207

G. REDEMPTION FEES. Shareholders of Small Cap Growth Fund, Small Cap Value Fund and Worldwide Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other Funds of the Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2005, the Funds had no borrowings under the agreement.

MARCH 31, 2005 (UNAUDITED)


6. SHAREHOLDERS. At March 31, 2005, Loomis Sayles owned 257,755 shares, equating to 30.1%, of Tax-Managed Equity Fund shares outstanding. At March 31, 2005, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   282,515        394,751
Small Cap Growth Fund    173,101        360,729
Small Cap Value Fund     384,376        591,839
Value Fund               481,499        403,400
Worldwide Fund           908,178        307,191

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                   AGGRESSIVE GROWTH FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares           46,393     $    791,758        187,450    $  2,792,212
Issued in connection with
  the reinvestment of distributions      16,185          277,892             --              --
Redeemed                               (270,277)      (4,512,235)      (305,139)     (4,700,924)
                                     ----------     ---------------  ------------  --------------
Net change                             (207,699)    $ (3,442,585)      (117,689)   $ (1,908,712)
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares          200,730     $  3,305,881        834,755    $ 12,658,043
Issued in connection with
  the reinvestment of distributions      12,860          216,942             --              --
Redeemed                               (283,332)      (4,657,374)    (1,602,142)    (23,696,327)
                                     ----------     ---------------  ------------  --------------
Net change                              (69,742)    $ (1,134,551)      (767,387)   $(11,038,284)
                                     ----------     ---------------  ------------  --------------

                                                    SMALL CAP GROWTH FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares           82,274     $    805,235        561,970    $  5,208,033
Issued in connection with
  the reinvestment of distributions          --               --             --              --
Redeemed                               (322,533)      (3,153,997)    (1,411,141)    (12,951,799)
                                     ----------     ---------------  ------------  --------------
Net change                             (240,259)    $ (2,348,762)      (849,171)   $ (7,743,766)
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares          139,025     $  1,311,218        876,244    $  8,100,386
Issued in connection with
  the reinvestment of distributions          --               --             --              --
Redeemed                             (1,354,372)     (12,994,444)    (2,807,828)    (26,294,928)
                                     ----------     ---------------  ------------  --------------
Net change                           (1,215,347)    $(11,683,226)    (1,931,584)   $(18,194,542)
                                     ----------     ---------------  ------------  --------------

                                                    SMALL CAP VALUE FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares        1,787,309     $ 45,771,924      2,569,944    $ 62,664,283
Issued in connection with
  the reinvestment of distributions   1,389,061       34,567,270        344,051       7,949,633
Redeemed                             (2,253,194)     (57,373,394)    (3,052,059)    (74,375,223)
                                     ----------     ---------------  ------------  --------------
Net change                              923,176     $ 22,965,800       (138,064)   $ (3,761,307)
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares        1,775,720     $ 45,399,594      2,508,851    $ 60,345,432
Issued in connection with
  the reinvestment of distributions     739,424       18,285,960        168,096       3,867,490
Redeemed                               (991,787)     (25,142,246)    (2,506,061)    (61,304,611)
                                     ----------     ---------------  ------------  --------------
Net change                            1,523,357     $ 38,543,308        170,886    $  2,908,311
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
ADMIN CLASS                          ----------     ------------     ----------    ------------
Issued from the sale of shares          603,035     $ 15,299,456      1,146,366    $ 27,558,818
Issued in connection with
  the reinvestment of distributions     263,038        6,449,687         46,216       1,056,963
Redeemed                               (908,613)     (22,994,640)      (498,189)    (11,994,975)
                                     ----------     ---------------  ------------  --------------
Net change                              (42,540)    $ (1,245,497)       694,393    $ 16,620,806
                                     ----------     ---------------  ------------  --------------

                                                   TAX-MANAGED EQUITY FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          269,469     $  2,376,120        308,699    $  2,572,021
Issued in connection with
  the reinvestment of distributions       2,602           23,491          7,563          62,319
Redeemed                                 (5,418)         (46,947)       (28,467)       (245,529)
                                     ----------     ---------------  ------------  --------------
Net change                              266,653     $  2,352,664        287,795    $  2,388,811
                                     ----------     ---------------  ------------  --------------

                                                         VALUE FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          111,403     $  1,891,662        183,031    $  2,766,965
Issued in connection with
  the reinvestment of distributions      30,355          515,433         26,133         376,057
Redeemed                               (205,378)      (3,385,099)      (458,838)     (6,884,071)
Redeemed in kind*                            --               --       (455,344)     (7,194,435)
                                     ----------     ---------------  ------------  --------------
Net change                              (63,620)    $   (978,004)      (705,018)   $(10,935,484)
                                     ----------     ---------------  ------------  --------------

*Redeemed in kind to a shareholder on June 25, 2004.

MARCH 31, 2005 (UNAUDITED)


                                                   WORLDWIDE FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------- -----------------------------

                                      Shares           Amount         Shares         Amount
INSTITUTIONAL CLASS                  --------       -----------      -------       ----------
Issued from the sale of shares        347,169       $ 3,799,075      569,127       $5,599,341
Issued in connection with
  the reinvestment of distributions    42,385           458,186       46,883          447,733
Redeemed                             (170,408)       (1,822,071)     (48,543)        (481,727)
                                     --------       ---------------  ------------  --------------
Net change                            219,146       $ 2,435,190      567,467       $5,565,347
                                     --------       ---------------  ------------  --------------

8. SUBSEQUENT EVENT. Effective May 1, 2005, the names of the CDC Nvest Funds Trusts changed as follows:

    CURRENT NAME                         NEW NAME
    ------------                         --------
    CDC Nvest Funds Trust I              IXIS Advisor Funds Trust I
    CDC Nvest Funds Trust II             IXIS Advisor Funds Trust II
    CDC Nvest Funds Trust III            IXIS Advisor Funds Trust III
    CDC Nvest Companies Trust I          IXIS Advisor Funds Trust IV
    CDC Nvest Cash Management Trust      IXIS Advisor Cash Management Trust

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Bond Fund
         Loomis Sayles Fixed Income Fund
         Loomis Sayles Global Bond Fund
         Loomis Sayles Institutional High Income Fund
         Loomis Sayles Intermediate Duration Fixed Income Fund
         Loomis Sayles Investment Grade Fixed Income Fund
         Loomis Sayles Inflation Protected Securities Fund


                    TABLE OF CONTENTS

                    Fund and Manager Reviews              1

                    Portfolio of Investments             18

                    Statements of Assets and Liabilities 63

                    Statements of Operations             65

                    Statements of Changes in Net Assets  67

                    Financial Highlights                 71

                    Notes to Financial Statements        77

         SEMI-ANNUAL REPORT
         MARCH 31, 2005 (Unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES BOND FUND

[PHOTO]

Daniel Fuss
                            Manager since May 1991

[PHOTO]

Kathleen Gaffney
                          Manager since November 1997

PORTFOLIO REVIEW
It was a tale of two quarters for the six-month period ended March 31, 2005. In the first three months of the fiscal period (the fourth calendar quarter of 2004), bond performance was strong across the board. But market performance turned negative during the first quarter of 2005.

For the Fund, strong performance in the last quarter of 2004 offset the moderate underperformance of the first three months of 2005. As a result, the Fund outperformed its Benchmark, the Lehman U.S. Government/Credit Index, for the period. Allocations to high-yield and non-U.S.-dollar-denominated debt accounted for the Fund's performance edge.

High-yielding corporate bonds were the Fund's best performers for the six-month period, as rising profits and declining default risk helped lower-quality sectors outperform in the fourth quarter of 2004. During the first quarter of 2005, increased concern regarding Federal Reserve Board's program of raising interest rates caused investors to reevaluate their exposure to risk, and the high-yield market struggled. But the influence on the Fund was not enough to offset the gains realized in the fourth quarter of 2004. Non-U.S.-dollar-denominated debt also performed well, due to the dollar's weakness during much of the period.

U.S. Treasury and agency securities were the only sectors posting negative results for the period. Treasuries performed poorly as interest rates increased, and agencies were mired in accounting probes. As of March 31, 2005, U.S. Treasury and agency securities accounted for approximately 28% of the Fund's assets.

In terms of industries, sovereigns performed the best, due to the economic strength of the underlying security's country of domicile and currency exposure away from the U.S. dollar. In addition, telecommunication wirelines performed well on solid revenue growth and the positive influence of 2004's regulatory changes. The Fund's supranational holdings also posted strong performance, due to exposure to resource-rich economies (mainly New Zealand) and high-quality issuers.

From a country perspective, Canada was the strongest-performing nation, due to the country's current account surplus and high oil reserves. The Fund's Latin American exposure, particularly in Brazil, also bolstered performance.

OUTLOOK
We believe the Federal Reserve Board will continue to raise rates at a moderate pace, matching the growth of the economy and inflation. The best opportunities may come from exposure to countries with a yield advantage to the U.S. and by swapping issue-specific risk for market risk. We are defensively positioned in the U.S. in anticipation of rising rates, and we will continue to shorten the Fund's duration as opportunities arise.

 FUND FACTS
 SYMBOL | Institutional: LSBDX;
 Retail: LSBRX; Admin: LBFAX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower rated fixed-income securities and up to 20% of its assets in preferred stocks.
 FUND INCEPTION DATE | 5/16/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 1/2/98
 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%
 TOTAL NET ASSETS | $3,391.5 million

High-yield and non-U.S. dollar-denominated debt remain the fund's largest sectors. Our high-yield allocation may rise or fall modestly as the market reacts to inflation concerns and rate hikes. We plan to focus on areas offering the best value, focusing primarily on bonds issued by companies we believe are likely to benefit from credit upgrades. As the Fed continues to increase interest rates and investors reevaluate their exposure to risk, the demand for U.S. dollars may increase, which would cause the value of the U.S. dollar to improve. In turn, this would negatively influence the fund's non-U.S. dollar allocation. However, longer-term we anticipate a steady decline in the strength of the U.S. dollar due to concerns about deficits.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES BOND: INSTITUTIONAL
                   4.70%    7.76%  10.65%  11.20%     11.50%
                 ----------------------------------------------

                 LOOMIS SAYLES BOND: RETAIL(c)
                   4.59     7.49   10.37   10.92      11.22
                 ----------------------------------------------

                 LOOMIS SAYLES BOND: ADMIN(c)
                   4.41     7.14   10.08   10.47      10.68
                 ----------------------------------------------

                 LIPPER BBB RATED FUNDS INDEX(d)
                   1.03     1.95    6.94    7.01       7.37
                 ----------------------------------------------

                 LEHMAN U.S. GOVERNMENT/CREDIT INDEX(d)
                   0.13     0.40    7.29    7.21       7.45
                 ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE(e)

 INCEPTION TO MARCH 31, 2005(b)


                                    [CHART]

                                                             Lehman U.S.
                 Loomis Sayles       Lipper BBB Rated        Government/
                  Bond Fund          Funds Index/(d)/     Credit Index/(d)/
                 -------------       ----------------     -----------------

     5/16/1991      25,000                25,000               25,000
     5/31/1991      24,900                25,000               25,000
     6/30/1991      24,524                24,937               24,973
     7/31/1991      25,125                25,209               25,286
     8/31/1991      26,150                25,817               25,869
     9/30/1991      26,200                26,378               26,409
    10/31/1991      26,928                26,620               26,645
    11/30/1991      26,648                26,834               26,911
    12/31/1991      27,218                27,842               27,819
     1/31/1992      27,643                27,504               27,406
     2/29/1992      28,334                27,656               27,552
     3/31/1992      28,121                27,563               27,401
     4/30/1992      28,523                27,706               27,564
     5/31/1992      29,365                28,269               28,099
     6/30/1992      29,474                28,683               28,511
     7/31/1992      30,429                29,472               29,240
     8/31/1992      30,705                29,743               29,501
     9/30/1992      30,871                30,103               29,904
    10/31/1992      30,513                29,574               29,448
    11/30/1992      30,824                29,609               29,424
    12/31/1992      31,105                30,100               29,928
     1/31/1993      32,184                30,757               30,579
     2/28/1993      32,815                31,483               31,213
     3/31/1993      33,475                31,678               31,319
     4/30/1993      33,983                31,915               31,560
     5/31/1993      34,531                31,991               31,543
     6/30/1993      35,263                32,710               32,259
     7/31/1993      36,119                33,015               32,465
     8/31/1993      36,770                33,784               33,211
     9/30/1993      36,832                33,882               33,326
    10/31/1993      37,388                34,117               33,463
    11/30/1993      37,545                33,724               33,085
    12/31/1993      38,011                33,952               33,229
     1/31/1994      39,516                34,540               33,729
     2/28/1994      38,848                33,788               32,996
     3/31/1994      37,446                32,825               32,189
     4/30/1994      36,607                32,429               31,922
     5/31/1994      36,472                32,346               31,863
     6/30/1994      36,370                32,212               31,788
     7/31/1994      36,922                32,763               32,424
     8/31/1994      37,476                32,892               32,437
     9/30/1994      37,026                32,438               31,946
    10/31/1994      36,856                32,334               31,910
    11/30/1994      36,362                32,248               31,853
    12/31/1994      36,468                32,409               32,063
     1/31/1995      37,230                32,932               32,679
     2/28/1995      38,317                33,684               33,437
     3/31/1995      39,152                33,949               33,661
     4/30/1995      40,581                34,559               34,130
     5/31/1995      42,757                36,050               35,561
     6/30/1995      43,347                36,322               35,845
     7/31/1995      43,225                36,237               35,707
     8/31/1995      44,124                36,770               36,164
     9/30/1995      45,210                37,201               36,531
    10/31/1995      45,657                37,697               37,068
    11/30/1995      47,027                38,315               37,678
    12/31/1995      48,118                38,947               38,233
     1/31/1996      49,095                39,262               38,471
     2/29/1996      47,607                38,436               37,655
     3/31/1996      47,645                38,153               37,338
     4/30/1996      47,259                37,909               37,082
     5/31/1996      47,775                37,883               37,020
     6/30/1996      48,410                38,317               37,514
     7/31/1996      48,386                38,412               37,602
     8/31/1996      48,792                38,393               37,509
     9/30/1996      50,310                39,162               38,176
    10/31/1996      51,990                40,102               39,067
    11/30/1996      54,012                40,996               39,786
    12/31/1996      53,067                40,599               39,343
     1/31/1997      53,025                40,728               39,389
     2/28/1997      53,799                40,960               39,473
     3/31/1997      52,944                40,328               39,003
     4/30/1997      53,632                40,924               39,574
     5/31/1997      54,812                41,392               39,943
     6/30/1997      56,034                42,009               40,423
     7/31/1997      58,914                43,462               41,659
     8/31/1997      57,624                42,886               41,192
     9/30/1997      59,491                43,641               41,839
    10/31/1997      59,289                44,084               42,510
    11/30/1997      59,603                44,299               42,733
    12/31/1997      59,800                44,775               43,182
     1/31/1998      60,547                45,346               43,790
     2/28/1998      61,201                45,329               43,701
     3/31/1998      62,088                45,560               43,836
     4/30/1998      62,324                45,755               44,056
     5/31/1998      62,324                46,146               44,530
     6/30/1998      62,374                46,485               44,983
     7/31/1998      61,707                46,448               45,019
     8/31/1998      57,276                46,111               45,899
     9/30/1998      59,252                47,061               47,211
    10/31/1998      59,080                46,481               46,878
    11/30/1998      62,690                47,340               47,157
    12/31/1998      62,615                47,458               47,272
     1/31/1999      63,767                47,871               47,608
     2/28/1999      62,613                46,835               46,477
     3/31/1999      64,867                47,357               46,707
     4/30/1999      67,105                47,697               46,823
     5/31/1999      65,555                47,053               46,340
     6/30/1999      65,129                46,806               46,196
     7/31/1999      64,139                46,570               46,068
     8/31/1999      63,542                46,398               46,031
     9/30/1999      63,758                46,796               46,446
    10/31/1999      63,809                46,888               46,566
    11/30/1999      64,422                47,002               46,540
    12/31/1999      65,440                46,926               46,257
     1/31/2000      65,328                46,788               46,244
     2/29/2000      67,314                47,364               46,824
     3/31/2000      68,223                47,800               47,501
     4/30/2000      66,381                47,220               47,269
     5/31/2000      65,458                46,861               47,226
     6/30/2000      67,540                48,047               48,190
     7/31/2000      67,830                48,253               48,701
     8/31/2000      69,363                49,133               49,388
     9/30/2000      68,066                49,273               49,574
    10/31/2000      66,297                49,114               49,885
    11/30/2000      65,998                49,569               50,738
    12/31/2000      68,295                50,607               51,739
     1/31/2001      70,269                51,831               52,607
     2/28/2001      70,451                52,343               53,150
     3/31/2001      68,592                52,310               53,394
     4/30/2001      67,768                52,023               52,994
     5/31/2001      68,649                52,493               53,299
     6/30/2001      68,224                52,554               53,554
     7/31/2001      69,322                53,746               54,889
     8/31/2001      70,674                54,391               55,593
     9/30/2001      68,264                53,926               56,105
    10/31/2001      69,971                55,069               57,528
    11/30/2001      70,565                54,713               56,584
    12/31/2001      70,107                54,379               56,138
     1/31/2002      70,647                54,676               56,551
     2/28/2002      71,049                54,937               57,031
     3/31/2002      71,007                54,217               55,874
     4/30/2002      72,853                55,047               56,956
     5/31/2002      74,222                55,482               57,482
     6/30/2002      73,317                55,221               57,970
     7/31/2002      71,154                54,944               58,669
     8/31/2002      73,943                56,055               59,984
     9/30/2002      73,403                56,560               61,274
    10/31/2002      74,402                56,156               60,689
    11/30/2002      76,820                56,966               60,725
    12/31/2002      79,470                58,292               62,334
     1/31/2003      81,854                58,678               62,332
     2/28/2003      83,950                59,665               63,442
     3/31/2003      84,881                59,768               63,359
     4/30/2003      88,778                60,974               64,036
     5/31/2003      93,119                62,571               65,856
     6/30/2003      94,292                62,652               65,593
     7/31/2003      90,709                60,517               62,843
     8/31/2003      91,607                60,995               63,258
     9/30/2003      96,114                62,873               65,261
    10/31/2003      97,325                62,624               64,435
    11/30/2003      99,603                63,054               64,606
    12/31/2003     102,650                63,973               65,244
     1/31/2004     103,656                64,555               65,836
     2/29/2004     103,967                65,126               66,642
     3/31/2004     105,017                65,573               67,253
     4/30/2004     101,121                63,903               65,189
     5/31/2004      99,877                63,417               64,855
     6/30/2004     101,316                63,791               65,122
     7/31/2004     102,501                64,458               65,810
     8/31/2004     105,433                65,767               67,202
     9/30/2004     108,089                66,175               67,437
    10/31/2004     110,413                66,829               68,021
    11/30/2004     112,666                66,607               67,265
    12/31/2004     114,254                67,366               67,980
     1/31/2005     113,592                67,723               68,452
     2/28/2005     114,830                67,613               68,001
     3/31/2005     113,169                66,853               67,522

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial investment minimum of $25,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indexes. Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES FIXED INCOME FUND

[PHOTO]

Daniel Fuss
                          Manager since January 1995

PORTFOLIO REVIEW
The Fund's strong performance in the beginning of the fiscal period trailed off toward the end, but it still outperformed its Benchmark, the Lehman U.S. Government/Credit Index. Allocations to high- yield and non-U.S.-dollar-denominated debt gave the Fund its performance edge for the six months ended March 31, 2005.

High-yielding corporate bonds were the Fund's strongest performers for the fiscal period, as rising profits and declining default risk helped lower-quality sectors outperform in the fourth quarter of 2004. During the first quarter of 2005, growing concerns regarding the Federal Reserve Board's program of raising interest rates caused investors to reevaluate their exposure to risk, and the high-yield market struggled. But the influence on the Fund was not enough to offset the gains realized in the fourth quarter of 2004. Non-U.S.-dollar-denominated debt also performed well, due to the dollar's weakness throughout much of the period.

U.S. Treasury and agency securities were the only sectors posting negative results for the period. Treasuries performed poorly as interest rates increased, and agencies were mired in accounting probes. Treasury and agency securities accounted for approximately 13% of the Fund's net assets as of March 31, 2005.

In terms of sectors, foreign local government securities were among the best performing. Our holdings in this sector contained most of our exposure to the Canadian dollar, which performed well during the period, as the U.S. dollar weakened, while the Canadian economy was strong and the country's exports were in high demand. The Fund's supranationals also performed well, due to exposure to resource-rich economies (New Zealand) and high-quality issuers. In addition, the sovereign sector posted strong results, due to the economic strength of the country of domicile of the underlying securities. As the U.S. raised interest rates and battled inflation, sovereigns from countries ahead of the U.S. in their tightening cycles outperformed.

From a country perspective, Canada was the Fund's strongest performer, primarily due to the country's current account surplus and high oil reserves. The Fund's Latin American exposure, particularly in Brazil, also bolstered performance.

OUTLOOK
We believe the Federal Reserve Board will continue to raise rates at a moderate pace, matching the growth of the economy and inflation. The best opportunities may come from exposure to countries with a yield advantage to the U.S. and by swapping issue-specific risk for market risk. We are defensively positioned in the U.S. in anticipation of rising interest rates, and we will continue to shorten the Fund's duration as opportunities arise.

High-yield and non-dollar-denominated debt remain the Fund's largest sectors. Our high-yield allocation may modestly rise or fall as the market reacts to inflation concerns and rate hikes. We plan to focus on areas offering the best value, focusing primarily on bonds issued by companies we feel are most likely to benefit from credit upgrades. As the Fed continues to increase interest rates and investors reevaluate their exposure to risk, the demand for U.S. dollars may increase, which would cause the value of the dollar to improve. In turn, this would negatively influence the Fund's non-U.S. dollar allocation. However, longer-term we anticipate a steady decline in the strength of the U.S. dollar due to concerns about deficits.

 FUND FACTS
 SYMBOL | LSFIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in fixed- income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks
 FUND INCEPTION DATE | 1/17/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $366.6 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                SINCE         SINCE
         6 MONTHS* 1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
         --------------------------------------------------------------

         LOOMIS SAYLES FIXED INCOME: INSTITUTIONAL
           5.15%    8.42%  11.02%  11.02%       9.66%         11.33%
         --------------------------------------------------------------

         LIPPER BBB RATED FUNDS INDEX(b)
           1.03     1.95    6.94    7.01        6.25           7.21
         --------------------------------------------------------------

         LEHMAN U.S. GOVERNMENT/CREDIT INDEX(b)
           0.13     0.40    7.29    7.21        6.87           7.40
         --------------------------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2005(c)

                                    [CHART]

                   Loomis Sayles                                Lehman
                  Fixed Income         Lipper BBB Rated     U.S. Government/
                      Fund             Funds Index/(b)/    Credit Index/(b)/
                      ----             ----------------    -----------------


   3/7/1997         3,000,000            3,000,000             3,000,000
  3/31/1997         2,973,000            2,953,678             2,964,347
  4/30/1997         3,004,810            2,997,311             3,007,699
  5/31/1997         3,078,217            3,031,640             3,035,766
  6/30/1997         3,144,284            3,076,838             3,072,204
  7/31/1997         3,287,715            3,183,224             3,166,196
  8/31/1997         3,222,908            3,141,058             3,130,654
  9/30/1997         3,317,626            3,196,312             3,179,874
 10/31/1997         3,325,104            3,228,775             3,230,813
 11/30/1997         3,350,030            3,244,554             3,247,817
 12/31/1997         3,351,865            3,279,365             3,281,901
  1/31/1998         3,391,800            3,321,218             3,328,168
  2/28/1998         3,421,085            3,320,000             3,321,403
  3/31/1998         3,471,669            3,336,851             3,331,643
  4/30/1998         3,484,981            3,351,142             3,348,386
  5/31/1998         3,487,643            3,379,801             3,384,376
  6/30/1998         3,490,306            3,404,600             3,418,796
  7/31/1998         3,460,085            3,401,952             3,421,524
  8/31/1998         3,224,595            3,377,229             3,488,383
  9/30/1998         3,336,988            3,446,853             3,588,130
 10/31/1998         3,302,200            3,404,340             3,562,792
 11/30/1998         3,478,817            3,467,282             3,584,019
 12/31/1998         3,475,914            3,475,903             3,592,802
  1/31/1999         3,534,333            3,506,149             3,618,327
  2/28/1999         3,464,230            3,430,289             3,532,333
  3/31/1999         3,578,147            3,468,512             3,549,861
  4/30/1999         3,689,142            3,493,388             3,558,681
  5/31/1999         3,607,356            3,446,257             3,521,944
  6/30/1999         3,586,909            3,428,157             3,510,956
  7/31/1999         3,534,333            3,410,857             3,501,240
  8/31/1999         3,505,123            3,398,236             3,498,437
  9/30/1999         3,531,412            3,427,440             3,529,979
 10/31/1999         3,540,174            3,434,173             3,539,135
 11/30/1999         3,563,542            3,442,484             3,537,154
 12/31/1999         3,606,315            3,436,926             3,515,628
  1/31/2000         3,593,793            3,426,846             3,514,656
  2/29/2000         3,703,360            3,468,999             3,558,718
  3/31/2000         3,744,056            3,500,964             3,610,143
  4/30/2000         3,643,880            3,458,490             3,592,540
  5/31/2000         3,587,532            3,432,181             3,589,289
  6/30/2000         3,700,229            3,519,026             3,662,576
  7/31/2000         3,719,012            3,534,106             3,701,369
  8/31/2000         3,794,144            3,598,576             3,753,616
  9/30/2000         3,740,925            3,608,822             3,767,742
 10/31/2000         3,647,011            3,597,158             3,791,362
 11/30/2000         3,628,228            3,630,502             3,856,203
 12/31/2000         3,744,764            3,706,526             3,932,293
  1/31/2001         3,880,199            3,796,186             3,998,256
  2/28/2001         3,886,971            3,833,677             4,039,515
  3/31/2001         3,795,552            3,831,290             4,058,052
  4/30/2001         3,751,536            3,810,278             4,027,631
  5/31/2001         3,819,253            3,844,647             4,050,802
  6/30/2001         3,802,324            3,849,140             4,070,235
  7/31/2001         3,876,813            3,936,445             4,171,664
  8/31/2001         3,947,916            3,983,648             4,225,219
  9/30/2001         3,802,324            3,949,606             4,264,086
 10/31/2001         3,903,900            4,033,352             4,372,280
 11/30/2001         3,951,302            4,007,245             4,300,525
 12/31/2001         3,920,736            3,982,774             4,266,628
  1/31/2002         3,946,677            4,004,551             4,297,983
  2/28/2002         3,961,500            4,023,698             4,334,459
  3/31/2002         3,976,323            3,970,945             4,246,521
  4/30/2002         4,091,203            4,031,699             4,328,778
  5/31/2002         4,146,790            4,063,576             4,368,729
  6/30/2002         4,083,791            4,044,471             4,405,877
  7/31/2002         3,972,617            4,024,217             4,458,946
  8/31/2002         4,117,143            4,105,564             4,558,918
  9/30/2002         4,057,851            4,142,537             4,656,983
 10/31/2002         4,087,497            4,112,979             4,612,473
 11/30/2002         4,235,729            4,172,245             4,615,201
 12/31/2002         4,372,299            4,269,378             4,737,483
  1/31/2003         4,493,192            4,297,661             4,737,334
  2/28/2003         4,606,025            4,369,988             4,821,721
  3/31/2003         4,654,383            4,377,472             4,815,442
  4/30/2003         4,904,228            4,465,808             4,866,904
  5/31/2003         5,170,193            4,582,770             5,005,220
  6/30/2003         5,238,699            4,588,720             4,985,188
  7/31/2003         5,029,151            4,432,351             4,776,201
  8/31/2003         5,085,568            4,467,340             4,807,706
  9/30/2003         5,335,413            4,604,916             4,959,999
 10/31/2003         5,387,800            4,586,679             4,897,214
 11/30/2003         5,520,783            4,618,189             4,910,219
 12/31/2003         5,690,714            4,685,504             4,958,654
  1/31/2004         5,738,136            4,728,143             5,003,688
  2/29/2004         5,764,003            4,769,917             5,064,904
  3/31/2004         5,824,359            4,802,695             5,111,395
  4/30/2004         5,578,571            4,680,325             4,954,468
  5/31/2004         5,518,323            4,644,737             4,929,092
  6/30/2004         5,599,994            4,672,147             4,949,386
  7/31/2004         5,673,354            4,720,979             5,001,670
  8/31/2004         5,845,824            4,816,889             5,107,509
  9/30/2004         6,005,415            4,846,745             5,125,373
 10/31/2004         6,143,539            4,894,639             5,169,771
 11/30/2004         6,277,469            4,878,393             5,112,255
 12/31/2004         6,386,697            4,933,968             5,166,595
  1/31/2005         6,357,956            4,960,128             5,202,510
  2/28/2005         6,438,702            4,952,106             5,168,239
  3/31/2005         6,315,054            4,896,450             5,131,838


 INCEPTION TO MARCH 31, 2005(c)

                                    [CHART]

                Loomis Sayles       Lipper BBB             Lehman U.S.
                Fixed Income        Rated Funds            Government/
                    Fund            Index/(b)/          Credit Index/(b)/
                    ----            ----------          -----------------

 1/17/1995       3,000,000           3,000,000             3,000,000
 1/31/1995       3,027,000           3,000,000             3,000,000
 2/28/1995       3,096,016           3,068,543             3,069,564
 3/31/1995       3,149,886           3,092,644             3,090,149
 4/30/1995       3,242,808           3,148,254             3,133,259
 5/31/1995       3,413,704           3,284,046             3,264,577
 6/30/1995       3,464,568           3,308,853             3,290,669
 7/31/1995       3,461,450           3,301,093             3,277,984
 8/31/1995       3,530,333           3,349,649             3,319,921
 9/30/1995       3,629,182           3,388,917             3,353,642
10/31/1995       3,641,158           3,434,063             3,402,892
11/30/1995       3,731,095           3,490,379             3,458,913
12/31/1995       3,806,090           3,547,988             3,509,879
 1/31/1996       3,897,817           3,576,674             3,531,727
 2/29/1996       3,787,119           3,501,430             3,456,792
 3/31/1996       3,768,183           3,475,600             3,427,765
 4/30/1996       3,733,516           3,453,413             3,404,246
 5/31/1996       3,768,238           3,451,048             3,398,513
 6/30/1996       3,815,717           3,490,593             3,443,881
 7/31/1996       3,809,231           3,499,241             3,451,916
 8/31/1996       3,859,894           3,497,505             3,443,430
 9/30/1996       3,979,936           3,567,498             3,504,642
10/31/1996       4,106,896           3,653,128             3,586,439
11/30/1996       4,262,548           3,734,576             3,652,482
12/31/1996       4,195,199           3,698,449             3,611,764
 1/31/1997       4,209,043           3,710,200             3,616,053
 2/28/1997       4,267,970           3,731,364             3,623,682
 3/31/1997       4,219,315           3,673,749             3,580,616
 4/30/1997       4,264,462           3,728,019             3,632,981
 5/31/1997       4,368,515           3,770,718             3,666,882
 6/30/1997       4,462,438           3,826,934             3,710,896
 7/31/1997       4,665,925           3,959,255             3,824,428
 8/31/1997       4,574,006           3,906,810             3,781,498
 9/30/1997       4,708,482           3,975,534             3,840,950
10/31/1997       4,719,312           4,015,911             3,902,478
11/30/1997       4,754,706           4,035,537             3,923,018
12/31/1997       4,757,084           4,078,834             3,964,187
 1/31/1998       4,813,693           4,130,891             4,020,073
 2/28/1998       4,855,091           4,129,376             4,011,902
 3/31/1998       4,926,946           4,150,335             4,024,271
 4/30/1998       4,945,669           4,168,110             4,044,495
 5/31/1998       4,949,625           4,203,756             4,087,967
 6/30/1998       4,953,585           4,234,601             4,129,542
 7/31/1998       4,910,489           4,231,308             4,132,838
 8/31/1998       4,576,084           4,200,557             4,213,597
 9/30/1998       4,735,790           4,287,155             4,334,081
10/31/1998       4,686,537           4,234,277             4,303,474
11/30/1998       4,937,267           4,312,564             4,329,115
12/31/1998       4,933,317           4,323,287             4,339,723
 1/31/1999       5,016,197           4,360,906             4,370,555
 2/28/1999       4,916,876           4,266,552             4,266,684
 3/31/1999       5,078,642           4,314,095             4,287,855
 4/30/1999       5,236,079           4,345,035             4,298,509
 5/31/1999       5,119,839           4,286,414             4,254,134
 6/30/1999       5,090,655           4,263,900             4,240,863
 7/31/1999       5,015,823           4,242,383             4,229,126
 8/31/1999       4,974,191           4,226,685             4,225,740
 9/30/1999       5,011,498           4,263,008             4,263,840
10/31/1999       5,024,027           4,271,382             4,274,900
11/30/1999       5,057,185           4,281,720             4,272,508
12/31/1999       5,117,871           4,274,806             4,246,506
 1/31/2000       5,099,959           4,262,269             4,245,332
 2/29/2000       5,255,508           4,314,699             4,298,555
 3/31/2000       5,313,318           4,354,457             4,360,670
 4/30/2000       5,170,921           4,301,627             4,339,408
 5/31/2000       5,090,772           4,268,904             4,335,481
 6/30/2000       5,250,622           4,376,922             4,424,004
 7/31/2000       5,277,400           4,395,678             4,470,862
 8/31/2000       5,384,004           4,475,865             4,533,970
 9/30/2000       5,308,628           4,488,608             4,551,034
10/31/2000       5,175,381           4,474,101             4,579,563
11/30/2000       5,148,469           4,515,574             4,657,885
12/31/2000       5,313,735           4,610,131             4,749,794
 1/31/2001       5,506,092           4,721,649             4,829,469
 2/28/2001       5,515,453           4,768,280             4,879,306
 3/31/2001       5,385,840           4,765,312             4,901,696
 4/30/2001       5,323,364           4,739,177             4,864,951
 5/31/2001       5,419,717           4,781,924             4,892,939
 6/30/2001       5,395,870           4,787,513             4,916,413
 7/31/2001       5,501,629           4,896,102             5,038,928
 8/31/2001       5,602,309           4,954,812             5,103,617
 9/30/2001       5,395,584           4,912,471             5,150,564
10/31/2001       5,539,646           5,016,634             5,281,250
11/30/2001       5,606,676           4,984,162             5,194,578
12/31/2001       5,563,504           4,953,725             5,153,634
 1/31/2002       5,600,223           4,980,811             5,191,508
 2/28/2002       5,621,504           5,004,626             5,235,566
 3/31/2002       5,642,304           4,939,012             5,129,347
 4/30/2002       5,805,366           5,014,577             5,228,705
 5/31/2002       5,884,319           5,054,226             5,276,962
 6/30/2002       5,794,878           5,030,464             5,321,833
 7/31/2002       5,637,257           5,005,272             5,385,934
 8/31/2002       5,842,453           5,106,450             5,506,689
 9/30/2002       5,758,322           5,152,437             5,625,142
10/31/2002       5,800,357           5,115,672             5,571,378
11/30/2002       6,010,910           5,189,387             5,574,673
12/31/2002       6,204,462           5,310,199             5,722,378
 1/31/2003       6,375,705           5,345,378             5,722,197
 2/28/2003       6,535,735           5,435,337             5,824,128
 3/31/2003       6,604,360           5,444,646             5,816,544
 4/30/2003       6,959,014           5,554,517             5,878,704
 5/31/2003       7,336,193           5,699,993             6,045,775
 6/30/2003       7,433,764           5,707,393             6,021,579
 7/31/2003       7,136,414           5,512,903             5,769,145
 8/31/2003       7,216,342           5,556,422             5,807,199
 9/30/2003       7,570,664           5,727,537             5,991,153
10/31/2003       7,644,857           5,704,854             5,915,314
11/30/2003       7,833,684           5,744,045             5,931,024
12/31/2003       8,074,962           5,827,772             5,989,528
 1/31/2004       8,141,984           5,880,805             6,043,924
 2/29/2004       8,178,623           5,932,764             6,117,866
 3/31/2004       8,264,499           5,973,533             6,174,023
 4/30/2004       7,915,737           5,821,330             5,984,472
 5/31/2004       7,830,247           5,777,066             5,953,820
 6/30/2004       7,946,134           5,811,159             5,978,332
 7/31/2004       8,050,229           5,871,895             6,041,486
 8/31/2004       8,294,956           5,991,186             6,169,328
 9/30/2004       8,521,408           6,028,321             6,190,906
10/31/2004       8,717,400           6,087,891             6,244,534
11/30/2004       8,907,440           6,067,684             6,175,061
12/31/2004       9,062,429           6,136,807             6,240,697
 1/31/2005       9,021,648           6,169,346             6,284,079
 2/28/2005       9,136,223           6,159,368             6,242,684
 3/31/2005       8,963,730           6,090,143             6,198,715



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES GLOBAL BOND FUND

[PHOTO]

Ken Buntrock
                         Manager since September 2000

[PHOTO]

David Rolley
                         Manager since September 2000

PORTFOLIO REVIEW
The Fund's performance during the six months ended March 31, 2005 was volatile, with a strong fourth quarter of 2004 offset by losses in the first quarter of 2005. U.S. dollar weakness was the primary contributor to strong returns in the fourth quarter. In turn, the U.S. dollar's rally in the first quarter erased some of these gains. Higher growth, higher yields and a tougher Federal Reserve Board all contributed to a firmer U.S. dollar. Our defensive, short-duration position in Japan and our yield curve positioning in the U.S. were partially responsible for the Fund's underperformance relative to its Benchmark, the Lehman Global Aggregate Bond Index.

Our currency strategy produced little gain versus the Benchmark during the period. We reduced the Fund's euro exposure, increased positions in Asian currencies, and overweighted the Swedish krona and British sterling. The Fund's top-performing currency was the Brazilian real, and its worst-performing currency was a new position in the Thai baht.

Our country strategy produced small gains versus the Benchmark. The euro market outperformed the U.S. Treasury market significantly during the period. The Fund's top-performing countries were Thailand and Hong Kong--both were Thai bank bonds. The Fund's worst performing major country was the U.S.

Within local markets, we maintained shorter durations as a defensive strategy, which was slightly advantageous as bond yields rose late in the first quarter. However, specific sector decisions hurt performance, including our underweight to mortgage-backed securities, which outperformed most other sectors of the bond market. Although we have increased quality and reduced exposure to corporate bonds and emerging markets, our remaining holdings in these sectors still underperformed in the first quarter of 2005, after helping performance slightly in the fourth quarter of 2004. The remainder of the Fund's underperformance was due to our yield curve positioning. We reduced our long-maturity positions and lagged the Benchmark when the seven- to 10-year portion of the yield curve sold off more than the long end.

OUTLOOK
On balance, we believe the higher oil price path we now see for 2005 is likely to slow the economy somewhat and modestly increase inflation. But we expect the inflation story to dominate yields and Federal Reserve policy for several more months. Accordingly, we are sticking to our forecast of a 4.0% federal Funds target rate and a 5.0% yield for the 10-year Treasury by the end of 2005.

The Fund is positioned to take advantage of a weaker dollar, with about 67% of the portfolio's total assets in non-U.S. dollar currencies. We are maintaining a defensive duration position and a high-quality profile, saving our "risk budget" for potentially lower entry prices for good quality bonds. Specific overweights include Sweden, which still looks attractively priced compared to past history and current Fundamentals, and the British sterling, which is benefiting from higher yields and a better-performing economy than the European Union. We still look for a material appreciation of the Asian

 FUND FACTS
 SYMBOL | Institutional: LSGBX;
 Retail: LSGLX
 OBJECTIVE | High total investment return through a combination of high current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities
 FUND INCEPTION DATE | 5/10/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91; Retail: 1/2/97 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%
 TOTAL NET ASSETS | $1,129.5 million
currencies as a group, but we do not see an imminent catalyst for such a move. Regarding credit quality, spreads have widened enough to present a few opportunities, but we are remaining patient with the market because we expect spreads to widen further over the course of the cycle.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES GLOBAL BOND: INSTITUTIONAL
                   4.18%    5.05%  10.60%  10.96%      9.18%
                 ----------------------------------------------

                 LOOMIS SAYLES GLOBAL BOND: RETAIL(b)
                   4.04     4.72   10.32   10.73       9.02
                 ----------------------------------------------

                 LIPPER GLOBAL INCOME FUNDS INDEX(c)
                   4.31     4.61    7.52    6.75       6.63
                 ----------------------------------------------

                 LEHMAN GLOBAL AGGREGATE BOND INDEX(c)
                   4.52     4.91    8.00    6.69       7.62
                 ----------------------------------------------

  * Not annualized


CUMULATIVE PERFORMANCE(d)

 INCEPTION TO MARCH 31, 2005(e)


                                    [CHART]

                     Loomis Sayles       Lipper Global     Lehman Brothers
                      Global Bond         Income Funds     Global Aggregate
                         Fund              Index/(c)/         Index/(c)/
                         ----              ----------         ----------

   5/10/1991           250,000             250,000             250,000
   5/31/1991           250,000             251,066             250,774
   6/30/1991           239,000             246,761             248,717
   7/31/1991           246,505             250,533             253,408
   8/31/1991           250,005             254,203             258,608
   9/30/1991           263,255             262,445             267,105
  10/31/1991           264,519             265,274             270,291
  11/30/1991           270,550             265,561             273,610
  12/31/1991           292,194             274,664             285,582
   1/31/1992           281,675             270,112             281,156
   2/29/1992           279,365             271,363             281,156
   3/31/1992           277,829             269,907             278,744
   4/30/1992           280,385             271,958             280,558
   5/31/1992           290,114             277,657             288,502
   6/30/1992           301,138             281,819             295,074
   7/31/1992           308,787             286,678             301,137
   8/31/1992           305,576             288,523             307,532
   9/30/1992           296,164             285,099             308,617
  10/31/1992           299,896             284,669             301,691
  11/30/1992           293,298             281,798             298,836
  12/31/1992           294,647             284,341             302,133
   1/31/1993           295,207             288,134             307,333
   2/28/1993           301,495             294,756             312,179
   3/31/1993           308,912             297,769             315,565
   4/30/1993           318,364             301,398             320,101
   5/31/1993           320,402             304,699             322,269
   6/30/1993           309,701             308,615             323,929
   7/31/1993           306,232             312,203             324,040
   8/31/1993           322,493             319,686             332,293
   9/30/1993           329,749             319,460             335,170
  10/31/1993           335,553             323,766             335,502
  11/30/1993           332,331             321,654             332,515
  12/31/1993           337,682             328,768             335,612
   1/31/1994           344,098             332,807             339,595
   2/28/1994           334,016             321,613             335,325
   3/31/1994           325,164             311,608             331,253
   4/30/1994           323,051             309,189             330,457
   5/31/1994           315,944             306,954             328,598
   6/30/1994           304,791             304,330             330,811
   7/31/1994           306,680             306,790             335,612
   8/31/1994           305,423             306,852             335,214
   9/30/1994           303,865             307,672             334,683
  10/31/1994           304,807             310,665             338,201
  11/30/1994           308,587             309,312             334,816
  12/31/1994           308,278             305,089             336,387
   1/31/1995           306,398             305,519             343,424
   2/28/1995           305,785             309,804             351,898
   3/31/1995           299,180             317,841             363,670
   4/30/1995           312,673             325,509             369,357
   5/31/1995           331,496             336,272             380,731
   6/30/1995           327,717             336,006             383,342
   7/31/1995           336,500             338,548             385,134
   8/31/1995           347,470             337,318             380,443
   9/30/1995           354,384             342,956             387,502
  10/31/1995           358,460             346,113             392,127
  11/30/1995           373,515             352,038             396,796
  12/31/1995           381,919             359,234             402,527
   1/31/1996           390,971             363,437             400,978
   2/29/1996           382,917             357,081             397,327
   3/31/1996           384,946             357,370             396,110
   4/30/1996           392,337             360,428             394,273
   5/31/1996           394,691             361,462             394,649
   6/30/1996           403,730             364,980             399,296
   7/31/1996           403,043             368,718             404,496
   8/31/1996           407,396             372,074             405,293
   9/30/1996           419,740             379,145             409,718
  10/31/1996           429,856             386,822             418,680
  11/30/1996           443,353             396,235             425,230
  12/31/1996           439,275             395,240             422,287
   1/31/1997           433,959             391,862             415,472
   2/28/1997           441,076             392,152             413,524
   3/31/1997           437,151             387,279             409,652
   4/30/1997           435,009             388,396             410,581
   5/31/1997           444,970             393,965             417,861
   6/30/1997           454,938             398,752             422,376
   7/31/1997           459,897             402,103             424,323
   8/31/1997           454,562             400,058             423,349
   9/30/1997           463,789             408,578             431,935
  10/31/1997           457,389             408,160             439,790
  11/30/1997           455,971             408,188             437,400
  12/31/1997           449,405             409,529             438,263
   1/31/1998           459,292             412,561             442,423
   2/28/1998           468,019             416,102             444,857
   3/31/1998           462,683             417,855             443,707
   4/30/1998           468,744             421,175             449,217
   5/31/1998           467,244             420,675             452,359
   6/30/1998           457,759             419,410             453,222
   7/31/1998           461,925             421,237             455,899
   8/31/1998           434,579             406,117             465,458
   9/30/1998           453,179             422,772             487,498
  10/31/1998           479,010             426,377             493,738
  11/30/1998           498,745             430,879             490,750
  12/31/1998           496,950             435,448             498,340
   1/31/1999           506,790             436,374             496,371
   2/28/1999           499,796             425,180             481,612
   3/31/1999           516,239             428,577             482,253
   4/30/1999           536,372             432,467             481,767
   5/31/1999           523,231             423,828             474,752
   6/30/1999           517,476             419,835             467,870
   7/31/1999           519,960             421,319             475,062
   8/31/1999           513,824             420,446             474,309
   9/30/1999           517,524             424,241             480,151
  10/31/1999           515,454             423,671             479,421
  11/30/1999           511,794             421,485             474,177
  12/31/1999           515,939             423,495             472,561
   1/31/2000           502,886             416,554             464,485
   2/29/2000           505,602             420,018             463,622
   3/31/2000           511,467             425,040             472,893
   4/30/2000           493,463             416,976             461,343
   5/31/2000           494,795             416,803             463,467
   6/30/2000           507,858             425,915             475,217
   7/31/2000           502,475             424,616             470,481
   8/31/2000           497,098             424,368             468,401
   9/30/2000           491,680             423,763             469,729
  10/31/2000           476,389             419,545             465,923
  11/30/2000           485,059             425,645             473,933
  12/31/2000           514,211             441,175             487,564
   1/31/2001           522,335             445,650             489,910
   2/28/2001           521,865             444,968             490,728
   3/31/2001           509,445             439,889             480,660
   4/30/2001           508,019             437,773             480,085
   5/31/2001           499,433             438,319             480,992
   6/30/2001           505,626             438,514             477,607
   7/31/2001           517,104             445,166             488,560
   8/31/2001           540,063             454,635             503,275
   9/30/2001           529,532             452,898             507,169
  10/31/2001           543,406             461,907             511,750
  11/30/2001           547,209             456,941             505,797
  12/31/2001           540,533             452,193             495,242
   1/31/2002           535,777             451,313             490,795
   2/28/2002           541,992             453,038             494,092
   3/31/2002           543,401             450,254             491,171
   4/30/2002           562,529             459,768             505,709
   5/31/2002           577,323             466,122             517,038
   6/30/2002           593,546             473,334             535,050
   7/31/2002           586,364             472,742             539,852
   8/31/2002           599,264             480,889             548,659
   9/30/2002           605,976             485,188             554,722
  10/31/2002           606,461             484,526             553,151
  11/30/2002           618,893             487,318             554,589
  12/31/2002           650,766             505,008             577,071
   1/31/2003           668,792             511,351             583,555
   2/28/2003           679,292             519,208             591,100
   3/31/2003           683,300             521,022             592,583
   4/30/2003           703,867             530,643             600,195
   5/31/2003           742,439             550,233             621,526
   6/30/2003           736,426             546,477             614,777
   7/31/2003           708,368             530,437             596,875
   8/31/2003           703,834             529,478             595,504
   9/30/2003           747,894             551,861             624,115
  10/31/2003           742,360             548,563             620,641
  11/30/2003           759,360             554,250             628,739
  12/31/2003           788,899             571,725             649,274
   1/31/2004           790,950             574,490             651,686
   2/29/2004           799,809             577,152             655,049
   3/31/2004           805,567             583,736             662,307
   4/30/2004           775,842             564,413             638,100
   5/31/2004           778,945             565,081             641,264
   6/30/2004           779,491             566,526             643,100
   7/31/2004           782,063             568,101             642,968
   8/31/2004           800,832             579,237             657,041
   9/30/2004           812,284             585,425             664,786
  10/31/2004           832,591             597,537             680,718
  11/30/2004           855,571             611,497             698,752
  12/31/2004           866,094             620,352             709,462
   1/31/2005           855,355             615,897             702,005
   2/28/2005           859,632             618,134             703,332
   3/31/2005           846,596             610,654             694,835


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indexes.
(d) Performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of these securities and that of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

[PHOTO]

Daniel Fuss
                          Manager since January 1996

PORTFOLIO REVIEW
Our strategy during the six months ended March 31, 2005 included taking advantage of buying opportunities in the U.S. high-yield market, limiting spread duration to strongly positive Fundamentals and taking advantage of emerging market opportunities. The Fund outperformed its Benchmark, the Lehman High Yield Index, for the six-month period primarily due to security selection and the Fund's exposure to emerging markets.

The high-yield rally began in May 2004, when heavy selling by leveraged investors temporarily widened spreads, making the market a more attractive place to invest. The rally gained new momentum in the fourth quarter of 2004, when the equity market finally caught fire in a post-election rebound. The BBB- through CCC-rated segments were the top-performing quality sectors. Favorable technical influences and improving credit Fundamentals, primarily during the fourth quarter, helped the emerging markets sector outperform other fixed-income asset classes during the period. New money poured into the asset class, as hedge Funds, dedicated emerging market Funds, and crossover investors looked for higher-yielding assets.

On the other hand, the Fund's convertible bond component had the greatest overall negative impact on its performance, returning just 1.28% for the six-month period. There were few opportunities in the convertible market, and prices on available securities were unattractive.

From an industry perspective, the Fund realized good performance from communication and chemicals. Within the communication segment, media cable was a strong contributor to performance, notably Charter Communications. Chemicals also contributed positively to performance, led by Borden Chemical.

Significant earnings pressure hit the automotive industry, leading to poor performance for the entire sector. In particular, fund holdings in auto parts companies, Delphi Corp. and Dana Corp., declined on negative earnings results. In addition, Delphi was impacted by ratings downgrades, production cuts by General Motors, high labor costs, and an under-funded pension plan.

OUTLOOK
We believe interest rates will continue to rise, with the 2.75% federal Funds rate potentially reaching 4% by year-end. As a result, yields on long-term bonds are likely to increase too, but at a slower pace.

We believe high-yield bonds will continue to do well, but we do not expect returns in 2005 to be as generous as they have been in recent years. We believe the recent spread widening represents a healthy correction, and we are expecting further widening as the year progresses and investors look ahead to higher interest rates and slower profit growth. Nevertheless, we do not regard the recent widening as a significant buying opportunity because we do not expect the market to return to its previous levels. At the same time, we do not view the widening as cause for concern.

Our strategy will be to continue featuring B-rated bonds. Currently, CCC-rated securities are offering little compensation on the heels of their recent gains.

 FUND FACTS
 SYMBOL | LSHIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income (including income-producing preferred and common stocks)
 FUND INCEPTION DATE | 6/5/96
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.75%
 TOTAL NET ASSETS | $94.2 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                            SINCE         SINCE
             6 MONTHS*  1 YEAR 5 YEARS REGISTRATION(a) INCEPTION(a)
             ------------------------------------------------------

             LOOMIS SAYLES INSTITUTIONAL HIGH INCOME: INSTITUTIONAL
               6.03%     9.69%  8.86%       7.71%          7.85%
             ------------------------------------------------------

             LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
               3.31      6.87   4.01        4.10           5.01
             ------------------------------------------------------

             LEHMAN HIGH YIELD INDEX(b)
               2.89      6.84   7.13        5.82           6.60
             ------------------------------------------------------

  * Not annualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2005(c)

                                     [CHART]
                  Loomis Sayles
                 Institutional High    Lipper High Current     Lehman High
                   Income Fund       Yield Funds Index/(b)/  Yield Index/(b)/
                   -----------       ----------------------  ----------------

      3/7/1997      3,000,000               3,000,000           3,000,000
     3/31/1997      2,961,300               2,935,019           2,956,675
     4/30/1997      3,000,093               2,960,015           2,985,600
     5/31/1997      3,089,196               3,038,341           3,051,777
     6/30/1997      3,148,508               3,090,391           3,094,100
     7/31/1997      3,305,934               3,172,824           3,179,060
     8/31/1997      3,302,958               3,180,038           3,171,860
     9/30/1997      3,404,029               3,257,060           3,234,719
    10/31/1997      3,302,929               3,244,290           3,237,599
    11/30/1997      3,317,792               3,267,845           3,268,527
    12/31/1997      3,287,601               3,306,367           3,297,202
     1/31/1998      3,333,298               3,370,604           3,356,554
     2/28/1998      3,398,631               3,402,372           3,376,213
     3/31/1998      3,506,707               3,451,685           3,407,893
     4/30/1998      3,496,889               3,462,458           3,421,354
     5/31/1998      3,401,773               3,458,631           3,433,249
     6/30/1998      3,323,192               3,464,701           3,445,583
     7/31/1998      3,282,649               3,488,336           3,465,180
     8/31/1998      2,784,015               3,222,514           3,273,974
     9/30/1998      2,777,333               3,203,193           3,288,812
    10/31/1998      2,774,000               3,130,474           3,221,383
    11/30/1998      3,041,414               3,314,300           3,355,052
    12/31/1998      2,995,185               3,303,951           3,358,746
     1/31/1999      3,068,567               3,363,790           3,408,645
     2/28/1999      3,049,235               3,350,254           3,388,547
     3/31/1999      3,191,939               3,409,321           3,420,853
     4/30/1999      3,392,712               3,497,486           3,487,155
     5/31/1999      3,296,359               3,431,058           3,439,949
     6/30/1999      3,346,463               3,431,561           3,432,623
     7/31/1999      3,319,357               3,432,623           3,446,397
     8/31/1999      3,249,982               3,397,795           3,408,331
     9/30/1999      3,242,183               3,371,317           3,383,789
    10/31/1999      3,319,346               3,361,592           3,361,313
    11/30/1999      3,396,687               3,420,818           3,400,568
    12/31/1999      3,474,132               3,461,999           3,439,072
     1/31/2000      3,461,277               3,444,984           3,424,234
     2/29/2000      3,568,577               3,469,424           3,430,870
     3/31/2000      3,572,859               3,409,362           3,358,746
     4/30/2000      3,538,560               3,394,490           3,364,130
     5/31/2000      3,457,173               3,334,061           3,329,633
     6/30/2000      3,555,702               3,395,777           3,397,437
     7/31/2000      3,551,436               3,401,865           3,423,357
     8/31/2000      3,671,474               3,419,649           3,446,773
     9/30/2000      3,572,711               3,369,326           3,416,658
    10/31/2000      3,414,083               3,254,168           3,307,219
    11/30/2000      3,182,608               3,072,498           3,176,242
    12/31/2000      3,275,222               3,125,800           3,237,598
     1/31/2001      3,553,616               3,333,190           3,480,143
     2/28/2001      3,548,641               3,343,728           3,526,473
     3/31/2001      3,404,566               3,232,797           3,443,454
     4/30/2001      3,337,496               3,190,415           3,400,568
     5/31/2001      3,399,907               3,224,914           3,461,799
     6/30/2001      3,323,069               3,129,947           3,364,693
     7/31/2001      3,327,722               3,148,290           3,414,216
     8/31/2001      3,351,681               3,162,241           3,454,473
     9/30/2001      3,121,086               2,938,954           3,222,322
    10/31/2001      3,159,475               3,006,177           3,302,022
    11/30/2001      3,289,013               3,101,659           3,422,480
    12/31/2001      3,282,435               3,093,281           3,408,519
     1/31/2002      3,282,435               3,100,728           3,432,247
     2/28/2002      3,176,085               3,045,930           3,384,352
     3/31/2002      3,310,433               3,106,216           3,465,805
     4/30/2002      3,366,379               3,138,694           3,521,213
     5/31/2002      3,332,715               3,107,195           3,501,680
     6/30/2002      3,131,086               2,932,255           3,243,483
     7/31/2002      2,996,763               2,836,135           3,101,801
     8/31/2002      3,058,496               2,884,966           3,190,266
     9/30/2002      2,932,792               2,844,823           3,148,381
    10/31/2002      2,957,134               2,826,824           3,120,896
    11/30/2002      3,213,222               2,989,777           3,314,230
    12/31/2002      3,275,879               3,018,826           3,360,560
     1/31/2003      3,440,001               3,085,588           3,472,441
     2/28/2003      3,502,953               3,126,937           3,515,265
     3/31/2003      3,616,449               3,204,996           3,616,378
     4/30/2003      3,900,340               3,362,352           3,830,936
     5/31/2003      4,045,433               3,402,342           3,870,505
     6/30/2003      4,159,109               3,494,011           3,981,822
     7/31/2003      4,108,784               3,467,076           3,938,059
     8/31/2003      4,153,159               3,513,632           3,983,325
     9/30/2003      4,361,647               3,598,950           4,092,200
    10/31/2003      4,512,997               3,679,708           4,174,843
    11/30/2003      4,645,679               3,722,340           4,238,140
    12/31/2003      4,848,695               3,814,498           4,334,119
     1/31/2004      4,951,487               3,875,711           4,416,824
     2/29/2004      4,924,254               3,868,130           4,405,743
     3/31/2004      4,979,406               3,882,885           4,435,669
     4/30/2004      4,821,559               3,874,065           4,405,492
     5/31/2004      4,690,894               3,814,199           4,330,863
     6/30/2004      4,821,301               3,867,564           4,392,971
     7/31/2004      4,869,514               3,898,393           4,452,699
     8/31/2004      5,013,652               3,962,011           4,540,038
     9/30/2004      5,152,845               4,017,006           4,605,964
    10/31/2004      5,262,601               4,088,474           4,689,171
    11/30/2004      5,386,272               4,146,505           4,745,706
    12/31/2004      5,538,165               4,209,046           4,816,454
     1/31/2005      5,530,965               4,198,679           4,810,193
     2/28/2005      5,650,434               4,262,841           4,880,940
     3/31/2005      5,463,793               4,149,770           4,739,007

 INCEPTION TO MARCH 31, 2005(c)

                                     [CHART]

                       Loomis Sayles      Lipper High      Lehman High
                    Institutional High   Current Yield        Yield
                        Income Fund       Index/(b)/        Index/(b)/
                        -----------       ----------        ----------

    6/5/1996              3,000,000         3,000,000        3,000,000
   6/30/1996              3,009,000         3,001,875        3,024,817
   7/31/1996              2,990,946         3,015,534        3,038,898
   8/31/1996              3,032,819         3,064,208        3,071,731
   9/30/1996              3,113,796         3,144,098        3,145,762
  10/31/1996              3,131,856         3,159,086        3,169,951
  11/30/1996              3,221,740         3,213,523        3,233,107
  12/31/1996              3,228,828         3,253,122        3,255,623
   1/31/1997              3,244,649         3,285,381        3,285,389
   2/28/1997              3,219,341         3,340,543        3,340,250
   3/31/1997              3,165,256         3,268,186        3,292,011
   4/30/1997              3,206,721         3,296,019        3,324,217
   5/31/1997              3,301,960         3,383,236        3,397,899
   6/30/1997              3,365,358         3,441,195        3,445,023
   7/31/1997              3,533,626         3,532,985        3,539,618
   8/31/1997              3,530,445         3,541,018        3,531,601
   9/30/1997              3,638,477         3,626,784        3,601,589
  10/31/1997              3,530,414         3,612,564        3,604,796
  11/30/1997              3,546,301         3,638,792        3,639,232
  12/31/1997              3,514,030         3,681,687        3,671,159
   1/31/1998              3,562,875         3,753,216        3,737,243
   2/28/1998              3,632,707         3,788,591        3,759,132
   3/31/1998              3,748,227         3,843,501        3,794,405
   4/30/1998              3,737,732         3,855,496        3,809,392
   5/31/1998              3,636,066         3,851,235        3,822,637
   6/30/1998              3,552,073         3,857,994        3,836,370
   7/31/1998              3,508,737         3,884,313        3,858,189
   8/31/1998              2,975,760         3,588,316        3,645,297
   9/30/1998              2,968,618         3,566,802        3,661,818
  10/31/1998              2,965,056         3,485,828        3,586,741
  11/30/1998              3,250,887         3,690,521        3,735,570
  12/31/1998              3,201,474         3,678,996        3,739,683
   1/31/1999              3,279,910         3,745,628        3,795,241
   2/28/1999              3,259,247         3,730,556        3,772,865
   3/31/1999              3,411,779         3,796,327        3,808,835
   4/30/1999              3,626,380         3,894,501        3,882,657
   5/31/1999              3,523,391         3,820,533        3,830,096
   6/30/1999              3,576,947         3,821,093        3,821,940
   7/31/1999              3,547,973         3,822,275        3,837,276
   8/31/1999              3,473,821         3,783,494        3,794,893
   9/30/1999              3,465,484         3,754,010        3,767,567
  10/31/1999              3,547,962         3,743,181        3,742,542
  11/30/1999              3,630,630         3,809,130        3,786,249
  12/31/1999              3,713,408         3,854,985        3,829,120
   1/31/2000              3,699,668         3,836,039        3,812,599
   2/29/2000              3,814,358         3,863,253        3,819,988
   3/31/2000              3,818,935         3,796,373        3,739,684
   4/30/2000              3,782,274         3,779,813        3,745,679
   5/31/2000              3,695,281         3,712,525        3,707,269
   6/30/2000              3,800,597         3,781,245        3,782,764
   7/31/2000              3,796,036         3,788,025        3,811,623
   8/31/2000              3,924,342         3,807,828        3,837,695
   9/30/2000              3,818,777         3,751,792        3,804,165
  10/31/2000              3,649,224         3,623,562        3,682,313
  11/30/2000              3,401,806         3,421,271        3,536,482
  12/31/2000              3,500,799         3,480,622        3,604,797
   1/31/2001              3,798,367         3,711,555        3,874,850
   2/28/2001              3,793,049         3,723,289        3,926,434
   3/31/2001              3,639,051         3,599,766        3,834,000
   4/30/2001              3,567,362         3,552,572        3,786,249
   5/31/2001              3,634,072         3,590,988        3,854,425
   6/30/2001              3,551,942         3,485,241        3,746,306
   7/31/2001              3,556,914         3,505,666        3,801,446
   8/31/2001              3,582,524         3,521,201        3,846,269
   9/30/2001              3,336,046         3,272,568        3,587,788
  10/31/2001              3,377,080         3,347,421        3,676,528
  11/30/2001              3,515,540         3,453,742        3,810,648
  12/31/2001              3,508,509         3,444,413        3,795,103
   1/31/2002              3,508,509         3,452,705        3,821,522
   2/28/2002              3,394,833         3,391,687        3,768,195
   3/31/2002              3,538,435         3,458,816        3,858,886
   4/30/2002              3,598,234         3,494,981        3,920,579
   5/31/2002              3,562,252         3,459,907        3,898,830
   6/30/2002              3,346,736         3,265,108        3,611,349
   7/31/2002              3,203,161         3,158,077        3,453,598
   8/31/2002              3,269,146         3,212,452        3,552,097
   9/30/2002              3,134,784         3,167,752        3,505,461
  10/31/2002              3,160,803         3,147,709        3,474,859
  11/30/2002              3,434,528         3,329,160        3,690,121
  12/31/2002              3,501,501         3,361,506        3,741,705
   1/31/2003              3,676,927         3,435,847        3,866,276
   2/28/2003              3,744,214         3,481,889        3,913,957
   3/31/2003              3,865,527         3,568,810        4,026,537
   4/30/2003              4,168,971         3,744,027        4,265,430
   5/31/2003              4,324,057         3,788,557        4,309,486
   6/30/2003              4,445,562         3,890,632        4,433,429
   7/31/2003              4,391,771         3,860,639        4,384,703
   8/31/2003              4,439,202         3,912,480        4,435,102
   9/30/2003              4,662,050         4,007,482        4,556,326
  10/31/2003              4,823,823         4,097,408        4,648,342
  11/30/2003              4,965,644         4,144,879        4,718,818
  12/31/2003              5,182,642         4,247,498        4,825,682
   1/31/2004              5,292,514         4,315,660        4,917,768
   2/29/2004              5,263,406         4,307,219        4,905,429
   3/31/2004              5,322,356         4,323,648        4,938,750
   4/30/2004              5,153,637         4,313,828        4,905,150
   5/31/2004              5,013,974         4,247,166        4,822,057
   6/30/2004              5,153,362         4,306,588        4,891,209
   7/31/2004              5,204,896         4,340,917        4,957,711
   8/31/2004              5,358,961         4,411,757        5,054,955
   9/30/2004              5,508,102         4,472,995        5,128,359
  10/31/2004              5,625,425         4,552,576        5,221,002
  11/30/2004              5,757,622         4,617,194        5,283,950
  12/31/2004              5,919,987         4,686,834        5,362,721
   1/31/2005              5,912,291         4,675,290        5,355,750
   2/28/2005              6,039,996         4,746,735        5,434,522
   3/31/2005              5,840,487         4,620,829        5,276,491



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

[PHOTO]

Steven Kaseta
                          Manager since November 2002

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the Lehman U.S. Government/Credit Intermediate Index, for the six months ended March 31, 2005, primarily due to our sector allocations and specific security selections. In particular, our allocations to the investment-grade credit, high-yield credit, and 15-year Federal National Mortgage Association (FNMA) securities sectors aided performance.

Strong issue selection benefited the Fund within the investment-grade and high-yield credit sectors. The tobacco and food and beverage industries had the most positive impact on Fund performance. Tobacco bonds performed well following a ruling by the U.S. Circuit Court of Appeals that limits the potential monetary damages the industry may have to pay in its lawsuit with the Justice Department. Improving fundamentals benefited the Fund's holdings in the food and beverage industry. For example, CIA Brasilia Bebidas was upgraded from BBB- to BBB in December, and Kraft Foods benefited from business and financial strength as well as the favorable tobacco-industry ruling. (Kraft is owned by Altria, which also owns Philip Morris.)

We avoided the U.S. agency sector, but this strategy detracted from relative performance. The Fund's exposure to asset-backed securities, which are not in the Benchmark, was also a negative influence on relative performance.

Because we expected rising interest rates to depress bond prices, we kept the Fund's duration slightly shorter than the Benchmark's as a defensive measure, but this hurt the Fund's relative return in the fourth quarter of 2004. (A short duration makes the Fund less sensitive to changing bond prices; a longer duration makes it more responsive.) Late in the quarter, we began moving the duration closer to the Benchmark's, in an effort to increase the Fund's yield.

From an industry perspective, the automobile group was negative. General Motors Acceptance Corp. (GMAC) was the largest detractor from performance. GMAC's lower-than-expected first-quarter 2004 earnings and its, 2005 profit warning, production cuts and reduced cash flow estimates depressed the price of the bonds. General Motors also lost market share and experienced eroding liquidity, which tarnished the company's credit rating. The Fund's position in Ford Motor Co. was also a negative, as the company experienced lower-than-expected fourth-quarter 2004 earnings and declining market share.

OUTLOOK
Our forecast is for moderate economic growth, inflation and yield increases for the remainder of 2005. Whereas tax cuts and mortgage refinancings helped fuel much of the economic growth to date, we expect future growth to come from other areas, such as capital spending gains, an upturn in net exports and inventory rebuilding.

Because of their yield advantages, we expect structured finance and corporate bonds to earn higher returns than Treasuries. Given their relatively high valuations, we have scaled back the Fund's holdings in the investment-grade and high-yield credit sectors.

We regard the increase in longer-term interest rates that occurred in the first quarter as a healthy correction, and we expect more spread waves to occur throughout 2005. We do not believe the recent moves represent a significant buying opportunity, because we do not believe spreads will return to their levels at the end of December. At the same time, our outlook remains supportive because we expect to see continued economic growth, improving profits and credit quality.

 FUND FACTS
 SYMBOL | LSDIX
 OBJECTIVE | Above-average total return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities. The Fund's weighted average duration generally is two to five years
 FUND INCEPTION DATE | 1/28/98
 EXPENSE RATIO | 0.45%
 TOTAL NET ASSETS | $36.3 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                          SINCE
                     6 MONTHS*    1 YEAR    5 YEARS    INCEPTION(a)
                     -------------------------------------------------

                     LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME:
                     INSTITUTIONAL
                       -0.28%     -0.33%     6.36%         5.56%
                     -------------------------------------------------

                     LIPPER INTERMEDIATE INVESTMENT GRADE INDEX(b)
                        0.72       1.24      6.81          5.77
                     -------------------------------------------------

                     LEHMAN U.S. GOV'T/CREDIT INTERMEDIATE INDEX(b)
                       -0.44      -0.32      6.71          5.91
                     -------------------------------------------------

  * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(c)


                                     [CHART]

                 Loomis Sayles        Lipper Intermediate     Lehman Government/
             Intermediate Duration        Investment         Credit Intermediate
              Fixed Income Fund        Grade Index/(b)/           Index/(b)/
              -----------------        ----------------           ----------

   1/28/1998      2,000,000               2,000,000              2,000,000
   1/31/1998      2,008,000               2,000,000              2,000,000
   2/28/1998      2,008,000               1,997,109              1,998,476
   3/31/1998      2,016,032               2,004,485              2,004,896
   4/30/1998      2,024,096               2,013,850              2,014,941
   5/31/1998      2,036,241               2,032,011              2,029,721
   6/30/1998      2,042,349               2,048,200              2,042,676
   7/31/1998      2,050,519               2,052,391              2,049,881
   8/31/1998      2,030,014               2,080,194              2,082,096
   9/30/1998      2,038,134               2,126,828              2,134,402
  10/31/1998      2,042,210               2,109,620              2,132,300
  11/30/1998      2,060,998               2,120,139              2,132,139
  12/31/1998      2,064,296               2,129,212              2,140,706
   1/31/1999      2,083,494               2,142,422              2,152,461
   2/28/1999      2,064,326               2,104,181              2,120,823
   3/31/1999      2,092,194               2,120,746              2,136,642
   4/30/1999      2,115,836               2,127,865              2,143,200
   5/31/1999      2,085,579               2,106,194              2,126,712
   6/30/1999      2,092,253               2,099,075              2,128,190
   7/31/1999      2,087,860               2,091,677              2,126,319
   8/31/1999      2,083,475               2,089,448              2,127,936
   9/30/1999      2,112,019               2,112,442              2,147,796
  10/31/1999      2,118,777               2,115,656              2,153,338
  11/30/1999      2,130,007               2,118,141              2,155,994
  12/31/1999      2,132,350               2,108,404              2,148,950
   1/31/2000      2,125,526               2,100,909              2,141,099
   2/29/2000      2,145,931               2,123,716              2,158,742
   3/31/2000      2,166,532               2,149,930              2,181,257
   4/30/2000      2,155,049               2,136,614              2,176,315
   5/31/2000      2,145,783               2,132,737              2,179,710
   6/30/2000      2,192,132               2,177,898              2,218,160
   7/31/2000      2,213,176               2,196,489              2,235,041
   8/31/2000      2,234,201               2,226,945              2,261,437
   9/30/2000      2,257,660               2,241,699              2,282,013
  10/31/2000      2,255,177               2,249,600              2,292,405
  11/30/2000      2,279,082               2,285,400              2,323,557
  12/31/2000      2,320,789               2,331,570              2,366,372
   1/31/2001      2,373,935               2,372,538              2,405,214
   2/28/2001      2,395,775               2,395,339              2,427,938
   3/31/2001      2,417,577               2,404,648              2,446,551
   4/30/2001      2,419,994               2,391,713              2,440,085
   5/31/2001      2,447,098               2,406,442              2,453,825
   6/30/2001      2,454,440               2,415,292              2,462,993
   7/31/2001      2,496,656               2,473,884              2,514,144
   8/31/2001      2,526,616               2,501,127              2,539,293
   9/30/2001      2,551,629               2,520,379              2,576,334
  10/31/2001      2,584,545               2,571,754              2,619,056
  11/30/2001      2,579,635               2,539,460              2,592,822
  12/31/2001      2,554,870               2,523,138              2,578,458
   1/31/2002      2,557,425               2,541,344              2,591,852
   2/28/2002      2,559,983               2,565,908              2,612,451
   3/31/2002      2,534,127               2,521,383              2,572,731
   4/30/2002      2,547,051               2,566,865              2,615,246
   5/31/2002      2,573,285               2,587,935              2,641,364
   6/30/2002      2,541,634               2,586,266              2,664,203
   7/31/2002      2,515,455               2,596,536              2,695,748
   8/31/2002      2,576,329               2,646,576              2,735,907
   9/30/2002      2,578,133               2,675,453              2,784,887
  10/31/2002      2,570,140               2,665,193              2,773,964
  11/30/2002      2,605,094               2,677,862              2,771,586
  12/31/2002      2,660,322               2,732,357              2,832,067
   1/31/2003      2,671,230               2,740,900              2,831,928
   2/28/2003      2,717,709               2,779,984              2,871,787
   3/31/2003      2,726,134               2,780,258              2,874,766
   4/30/2003      2,767,571               2,812,755              2,896,727
   5/31/2003      2,828,458               2,865,211              2,954,922
   6/30/2003      2,839,489               2,864,516              2,952,959
   7/31/2003      2,766,798               2,767,930              2,872,734
   8/31/2003      2,775,375               2,788,989              2,879,523
   9/30/2003      2,854,196               2,863,977              2,952,382
  10/31/2003      2,837,356               2,843,761              2,924,578
  11/30/2003      2,845,868               2,851,270              2,928,550
  12/31/2003      2,880,303               2,880,270              2,954,137
   1/31/2004      2,903,345               2,903,172              2,973,535
   2/29/2004      2,931,798               2,931,372              3,003,879
   3/31/2004      2,957,891               2,952,490              3,027,250
   4/30/2004      2,882,761               2,881,549              2,955,453
   5/31/2004      2,865,752               2,867,417              2,942,036
   6/30/2004      2,880,368               2,880,781              2,950,858
   7/31/2004      2,907,443               2,907,821              2,975,752
   8/31/2004      2,951,346               2,960,185              3,025,425
   9/30/2004      2,956,658               2,967,931              3,030,690
  10/31/2004      2,974,694               2,991,323              3,051,105
  11/30/2004      2,957,738               2,972,626              3,023,301
  12/31/2004      2,976,963               3,003,543              3,043,992
   1/31/2005      2,981,131               3,019,767              3,049,881
   2/28/2005      2,967,716               3,006,963              3,033,138
   3/31/2005      2,947,546               2,989,169              3,017,481


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

[PHOTO]

Daniel Fuss
                            Manager since July 1994

[PHOTO]

Steven Kaseta
                          Manager since February 2002


PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the Lehman U.S. Government/Credit Index, in the six months ended March 31, 2005. Our strategy during the period included reducing the Fund's duration by moving out of longer-maturity bonds into short-term bonds that are less-sensitive to interest rate moves. We also took advantage of global opportunities and invested in lower-quality bonds. The Fund's strongest performance relative to its Benchmark occurred in the fourth quarter of 2004, when exposure to lower-quality securities and foreign currencies had the most positive impact. The second half of the period was not as successful, but our exposure to foreign bonds continued to benefit the Fund.

From a sector standpoint, international and Canadian-dollar-denominated bonds were the Fund's strongest performers. Global bond markets outperformed the U.S. in local currency terms, because global yields rose less than domestic yields. Canadian bonds were the only major global bond sector to outperform the U.S. due to the relatively small decline in the Canadian dollar compared to the currencies of other countries.

Strength in global bond markets led to good relative performance for the Fund's sovereign, foreign local government, and supranational bonds. In addition, supranationals attracted new money at the end of 2004, which helped returns gain momentum. Bonds in the transportation industry also posted good results, primarily due to strong performance from Atlas Air.

On the downside, rising interest rates and investors' willingness to accept higher risk contributed to lackluster returns for Treasuries, but the impact on the Fund was minimal. In terms of sectors, the Fund's emphasis on consumer cyclicals had a negative impact. In particular, auto-industry bonds, including General Motors, Ford Motor, and Delphi (an auto parts company spun off from GM in 1999) dragged down performance. Profit warnings from GM, continued market share erosion at Ford, and accounting problems at Delphi took their toll.

OUTLOOK
We believe the Federal Reserve Board will continue to raise rates steadily, which should favor lower-quality and shorter-duration bonds. We expect the federal Funds rate (the only interest rate the Fed controls directly) to end the year near 4%, up from 2.75% at the end of March 2005. Long-term bonds also may move higher, but by a smaller amount. We continue to regard global government securities as an attractive alternative to domestic bonds. We also think structured finance and corporate bonds, particularly those rated BBB or lower, should continue to earn higher returns than Treasuries because of their yield advantages. In addition, we believe opportunities exist in emerging Asia, and Latin America, and resource-rich Canada, Australia and New Zealand.

We anticipate additional spread widening across most bond market sectors, as investors perceive higher risks in the market. In our opinion, this represents a healthy correction that should fall well within the range we anticipated for 2005. However, to date we have not regarded the widening as a significant buying opportunity because we do not expect the markets to return to their levels at the end of 2004. At the same time, we do not regard the widening as a reason to exit the spread sectors.



 FUND FACTS
 SYMBOL | LSIGX
 OBJECTIVE | Above-average total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks
 FUND INCEPTION DATE | 7/1/94
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.55%
 TOTAL NET ASSETS | $187.9 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                SINCE         SINCE
         6 MONTHS* 1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
         --------------------------------------------------------------

         LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME: INSTITUTIONAL
           3.63%    6.09%  11.85%  11.11%       9.83%         11.05%
         --------------------------------------------------------------

         LIPPER BBB RATED FUNDS INDEX(b)
           1.03     1.95    6.94    7.01        6.25           7.03
         --------------------------------------------------------------

         LEHMAN U.S. GOVERNMENT/CREDIT INDEX(b)
           0.13     0.40    7.29    7.21        6.87           7.26
         --------------------------------------------------------------

  * Not annualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2005(c)

                                    [CHART]

                Loomis Sayles          Lipper
               Investment Grade      BBB Rated          Lehman U.S.
                 Fixed Income          Funds        Government/Credit
                     Fund            Index/(b)/         Index/(b)/
               ----------------      ---------      ------------------

   3/7/1997        3,000,000         3,000,000          3,000,000
   3/31/1997       2,951,400         2,953,678          2,964,347
   4/30/1997       2,995,182         2,997,311          3,007,699
   5/31/1997       3,044,615         3,031,640          3,035,766
   6/30/1997       3,101,885         3,076,838          3,072,204
   7/31/1997       3,260,168         3,183,224          3,166,196
   8/31/1997       3,167,643         3,141,058          3,130,654
   9/30/1997       3,252,854         3,196,312          3,179,874
  10/31/1997       3,282,319         3,228,775          3,230,813
  11/30/1997       3,287,720         3,244,554          3,247,817
  12/31/1997       3,303,667         3,279,365          3,281,901
   1/31/1998       3,339,535         3,321,218          3,328,168
   2/28/1998       3,358,919         3,320,000          3,321,403
   3/31/1998       3,394,915         3,336,851          3,331,643
   4/30/1998       3,403,229         3,351,142          3,348,386
   5/31/1998       3,425,786         3,379,801          3,384,376
   6/30/1998       3,428,622         3,404,600          3,418,796
   7/31/1998       3,385,307         3,401,952          3,421,524
   8/31/1998       3,207,696         3,377,229          3,488,383
   9/30/1998       3,302,636         3,446,853          3,588,130
  10/31/1998       3,273,879         3,404,340          3,562,792
  11/30/1998       3,393,479         3,467,282          3,584,019
  12/31/1998       3,413,796         3,475,903          3,592,802
   1/31/1999       3,479,586         3,506,149          3,618,327
   2/28/1999       3,425,658         3,430,289          3,532,333
   3/31/1999       3,513,163         3,468,512          3,549,861
   4/30/1999       3,598,183         3,493,388          3,558,681
   5/31/1999       3,530,930         3,446,257          3,521,944
   6/30/1999       3,495,829         3,428,157          3,510,956
   7/31/1999       3,447,755         3,410,857          3,501,240
   8/31/1999       3,433,465         3,398,236          3,498,437
   9/30/1999       3,459,850         3,427,440          3,529,979
  10/31/1999       3,449,281         3,434,173          3,539,135
  11/30/1999       3,472,822         3,442,484          3,537,154
  12/31/1999       3,498,594         3,436,926          3,515,628
   1/31/2000       3,496,968         3,426,846          3,514,656
   2/29/2000       3,598,718         3,468,999          3,558,718
   3/31/2000       3,652,339         3,500,964          3,610,143
   4/30/2000       3,562,283         3,458,490          3,592,540
   5/31/2000       3,537,856         3,432,181          3,589,289
   6/30/2000       3,639,156         3,519,026          3,662,576
   7/31/2000       3,684,125         3,534,106          3,701,369
   8/31/2000       3,756,093         3,598,576          3,753,616
   9/30/2000       3,727,519         3,608,822          3,767,742
  10/31/2000       3,661,359         3,597,158          3,791,362
  11/30/2000       3,717,629         3,630,502          3,856,203
  12/31/2000       3,814,737         3,706,526          3,932,293
   1/31/2001       3,903,195         3,796,186          3,998,256
   2/28/2001       3,943,552         3,833,677          4,039,515
   3/31/2001       3,903,044         3,831,290          4,058,052
   4/30/2001       3,890,926         3,810,278          4,027,631
   5/31/2001       3,949,478         3,844,647          4,050,802
   6/30/2001       3,965,059         3,849,140          4,070,235
   7/31/2001       4,067,298         3,936,445          4,171,664
   8/31/2001       4,173,705         3,983,648          4,225,219
   9/30/2001       4,063,598         3,949,606          4,264,086
  10/31/2001       4,196,838         4,033,352          4,372,280
  11/30/2001       4,199,181         4,007,245          4,300,525
  12/31/2001       4,166,308         3,982,774          4,266,628
   1/31/2002       4,203,690         4,004,551          4,297,983
   2/28/2002       4,233,646         4,023,698          4,334,459
   3/31/2002       4,203,591         3,970,945          4,246,521
   4/30/2002       4,332,135         4,031,699          4,328,778
   5/31/2002       4,431,033         4,063,576          4,368,729
   6/30/2002       4,434,635         4,044,471          4,405,877
   7/31/2002       4,350,266         4,024,217          4,458,946
   8/31/2002       4,465,725         4,105,564          4,558,918
   9/30/2002       4,484,990         4,142,537          4,656,983
  10/31/2002       4,415,310         4,112,979          4,612,473
  11/30/2002       4,532,220         4,172,245          4,615,201
  12/31/2002       4,688,978         4,269,378          4,737,483
   1/31/2003       4,785,046         4,297,661          4,737,334
   2/28/2003       4,917,907         4,369,988          4,821,721
   3/31/2003       4,922,214         4,377,472          4,815,442
   4/30/2003       5,141,371         4,465,808          4,866,904
   5/31/2003       5,467,047         4,582,770          5,005,220
   6/30/2003       5,511,827         4,588,720          4,985,188
   7/31/2003       5,224,202         4,432,351          4,776,201
   8/31/2003       5,269,649         4,467,340          4,807,706
   9/30/2003       5,550,869         4,604,916          4,959,999
  10/31/2003       5,563,237         4,586,679          4,897,214
  11/30/2003       5,704,832         4,618,189          4,910,219
  12/31/2003       5,851,914         4,685,504          4,958,654
   1/31/2004       5,893,220         4,728,143          5,003,688
   2/29/2004       5,956,281         4,769,917          5,064,904
   3/31/2004       6,026,545         4,802,695          5,111,395
   4/30/2004       5,776,443         4,680,325          4,954,468
   5/31/2004       5,748,716         4,644,737          4,929,092
   6/30/2004       5,809,653         4,672,147          4,949,386
   7/31/2004       5,880,530         4,720,979          5,001,670
   8/31/2004       6,044,009         4,816,889          5,107,509
   9/30/2004       6,169,724         4,846,745          5,125,373
  10/31/2004       6,283,247         4,894,639          5,169,771
  11/30/2004       6,373,726         4,878,393          5,112,255
  12/31/2004       6,452,760         4,933,968          5,166,595
   1/31/2005       6,426,304         4,960,128          5,202,510
   2/28/2005       6,461,649         4,952,106          5,168,239
   3/31/2005       6,393,358         4,896,450          5,131,838


 INCEPTION TO MARCH 31, 2005(c)

                                    [CHART]
               Loomis Sayles
                Investment
                Grade Fixed       Lipper BBB Rated     Lehman Govt./Credit
                Income Fund        Funds Index/(b)/  Intermediate Index/(b)/
                -----------       ----------------   -----------------------

   7/1/1994      3,000,000            3,000,000              3,000,000
  7/31/1994      3,036,000            3,051,324              3,059,957
  8/31/1994      3,093,077            3,063,344              3,061,210
  9/30/1994      3,023,483            3,021,035              3,014,850
 10/31/1994      2,996,271            3,011,419              3,011,509
 11/30/1994      2,974,698            3,003,366              3,006,126
 12/31/1994      2,992,249            3,018,390              3,025,941
  1/31/1995      3,045,810            3,067,070              3,084,042
  2/28/1995      3,171,907            3,137,145              3,155,555
  3/31/1995      3,225,829            3,161,786              3,176,716
  4/30/1995      3,315,184            3,218,639              3,221,034
  5/31/1995      3,485,253            3,357,467              3,356,031
  6/30/1995      3,546,594            3,382,828              3,382,854
  7/31/1995      3,523,541            3,374,895              3,369,814
  8/31/1995      3,589,079            3,424,537              3,412,926
  9/30/1995      3,680,959            3,464,682              3,447,591
 10/31/1995      3,730,652            3,510,838              3,498,221
 11/30/1995      3,826,903            3,568,413              3,555,811
 12/31/1995      3,896,935            3,627,309              3,608,204
  1/31/1996      3,964,352            3,656,637              3,630,665
  2/29/1996      3,872,776            3,579,711              3,553,630
  3/31/1996      3,872,776            3,553,303              3,523,791
  4/30/1996      3,841,794            3,530,620              3,499,613
  5/31/1996      3,862,155            3,528,202              3,493,719
  6/30/1996      3,921,246            3,568,631              3,540,358
  7/31/1996      3,931,833            3,577,472              3,548,618
  8/31/1996      3,955,818            3,575,697              3,539,893
  9/30/1996      4,079,239            3,647,255              3,602,821
 10/31/1996      4,249,751            3,734,800              3,686,909
 11/30/1996      4,399,343            3,818,069              3,754,802
 12/31/1996      4,321,474            3,781,134              3,712,943
  1/31/1997      4,314,560            3,793,148              3,717,352
  2/28/1997      4,358,568            3,814,785              3,725,195
  3/31/1997      4,269,654            3,755,882              3,680,923
  4/30/1997      4,332,844            3,811,365              3,734,754
  5/31/1997      4,404,336            3,855,019              3,769,606
  6/30/1997      4,487,138            3,912,492              3,814,852
  7/31/1997      4,715,982            4,047,771              3,931,565
  8/31/1997      4,582,048            3,994,153              3,887,432
  9/30/1997      4,705,305            4,064,414              3,948,549
 10/31/1997      4,748,123            4,105,694              4,011,802
 11/30/1997      4,755,720            4,125,758              4,032,917
 12/31/1997      4,779,024            4,170,023              4,075,239
  1/31/1998      4,831,115            4,223,244              4,132,691
  2/28/1998      4,859,135            4,221,695              4,124,291
  3/31/1998      4,911,128            4,243,123              4,137,007
  4/30/1998      4,922,915            4,261,294              4,157,797
  5/31/1998      4,955,406            4,297,737              4,202,487
  6/30/1998      4,959,370            4,329,272              4,245,227
  7/31/1998      4,896,882            4,325,905              4,248,615
  8/31/1998      4,639,796            4,294,467              4,331,636
  9/30/1998      4,777,134            4,383,000              4,455,495
 10/31/1998      4,735,573            4,328,941              4,424,032
 11/30/1998      4,908,421            4,408,978              4,450,391
 12/31/1998      4,937,872            4,419,940              4,461,296
  1/31/1999      5,033,173            4,458,400              4,492,992
  2/28/1999      4,955,159            4,361,937              4,386,210
  3/31/1999      5,081,515            4,410,543              4,407,975
  4/30/1999      5,204,488            4,442,175              4,418,927
  5/31/1999      5,107,164            4,382,243              4,373,309
  6/30/1999      5,056,603            4,359,227              4,359,666
  7/31/1999      4,986,822            4,337,228              4,347,600
  8/31/1999      4,966,376            4,321,180              4,344,120
  9/30/1999      5,004,617            4,358,314              4,383,287
 10/31/1999      4,989,103            4,366,876              4,394,656
 11/30/1999      5,023,028            4,377,445              4,392,197
 12/31/1999      5,060,199            4,370,377              4,365,467
  1/31/2000      5,057,669            4,357,560              4,364,260
  2/29/2000      5,204,847            4,411,161              4,418,974
  3/31/2000      5,282,399            4,451,808              4,482,829
  4/30/2000      5,151,924            4,397,798              4,460,972
  5/31/2000      5,116,376            4,364,343              4,456,934
  6/30/2000      5,262,704            4,474,775              4,547,938
  7/31/2000      5,327,962            4,493,951              4,596,108
  8/31/2000      5,431,857            4,575,930              4,660,984
  9/30/2000      5,390,575            4,588,958              4,678,526
 10/31/2000      5,295,161            4,574,126              4,707,855
 11/30/2000      5,376,707            4,616,527              4,788,370
 12/31/2000      5,517,039            4,713,198              4,882,854
  1/31/2001      5,645,034            4,827,209              4,964,762
  2/28/2001      5,703,178            4,874,883              5,015,995
  3/31/2001      5,644,435            4,871,848              5,039,012
  4/30/2001      5,626,938            4,845,129              5,001,237
  5/31/2001      5,711,342            4,888,832              5,030,009
  6/30/2001      5,733,616            4,894,546              5,054,141
  7/31/2001      5,881,543            5,005,563              5,180,088
  8/31/2001      6,035,640            5,065,585              5,246,589
  9/30/2001      5,876,299            5,022,297              5,294,852
 10/31/2001      6,069,041            5,128,789              5,429,199
 11/30/2001      6,072,683            5,095,591              5,340,098
 12/31/2001      6,025,316            5,064,474              5,298,007
  1/31/2002      6,079,544            5,092,165              5,336,942
  2/28/2002      6,122,709            5,116,512              5,382,235
  3/31/2002      6,079,237            5,049,431              5,273,041
  4/30/2002      6,265,262            5,126,686              5,375,182
  5/31/2002      6,408,110            5,167,222              5,424,790
  6/30/2002      6,413,236            5,142,928              5,470,918
  7/31/2002      6,291,385            5,117,173              5,536,816
  8/31/2002      6,458,107            5,220,613              5,660,953
  9/30/2002      6,485,877            5,267,628              5,782,724
 10/31/2002      6,385,345            5,230,042              5,727,454
 11/30/2002      6,554,557            5,305,405              5,730,842
 12/31/2002      6,781,345            5,428,918              5,882,684
  1/31/2003      6,920,362            5,464,883              5,882,499
  2/28/2003      7,112,748            5,556,853              5,987,285
  3/31/2003      7,119,150            5,566,370              5,979,488
  4/30/2003      7,435,952            5,678,697              6,043,390
  5/31/2003      7,906,648            5,827,426              6,215,141
  6/30/2003      7,971,482            5,834,991              6,190,267
  7/31/2003      7,555,371            5,636,153              5,930,762
  8/31/2003      7,621,103            5,680,645              5,969,882
  9/30/2003      8,028,070            5,855,587              6,158,989
 10/31/2003      8,045,731            5,832,396              6,081,026
 11/30/2003      8,250,897            5,872,464              6,097,176
 12/31/2003      8,463,771            5,958,062              6,157,319
  1/31/2004      8,523,863            6,012,281              6,213,239
  2/29/2004      8,615,069            6,065,401              6,289,253
  3/31/2004      8,716,727            6,107,081              6,346,983
  4/30/2004      8,354,982            5,951,476              6,152,121
  5/31/2004      8,314,878            5,906,222              6,120,611
  6/30/2004      8,403,016            5,941,077              6,145,810
  7/31/2004      8,505,533            6,003,171              6,210,733
  8/31/2004      8,741,987            6,125,129              6,342,157
  9/30/2004      8,923,820            6,163,094              6,364,339
 10/31/2004      9,088,018            6,223,996              6,419,470
 11/30/2004      9,218,886            6,203,338              6,348,051
 12/31/2004      9,333,200            6,274,006              6,415,526
  1/31/2005      9,294,934            6,307,272              6,460,122
  2/28/2005      9,346,056            6,297,071              6,417,567
  3/31/2005      9,249,720            6,226,299              6,372,367


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

[PHOTO]

John Hyll
                          Manager since January 2003

[PHOTO]

Cliff Rowe
                          Manager since January 2003

PORTFOLIO REVIEW
Effective December 15, 2004, the Fund changed its investment strategy and its name changed from Loomis Sayles U.S. Government Securities Fund to Loomis Sayles Inflation Protected Securities Fund to reflect its new strategy. The Fund now invests at least 80% of its assets in inflation-protected securities and it has a new Benchmark, the Lehman U.S. TIPS (Treasury Inflation-Protected Securities) Index. Prior to December 15, 2004, the Fund's Benchmark was the Lehman U.S. Government Bond Index.

As the Fund was in transition during the six-months ended March 31, 2005, it slightly outperformed the Lehman U.S. Government Index and underperformed the Lehman U.S. TIPS Index. The TIPS market performed exceptionally well during the fourth quarter of 2004, when the Fund still was managed under the U.S. government strategy. The significant outperformance of the TIPS sector and the portfolio strategy employed until December 15, 2004, accounts for the Fund's underperformance relative to the TIPS index for the six-month period. The Fund's outperformance relative to the Lehman U.S. Government Index during this period reflects the fact that the Fund had a longer duration than the index and was building its position in TIPS.

The yield curve flattened considerably during the fiscal period. For example, the yield on two-year Treasuries increased by 118 basis points, while the yield on 30-year Treasuries declined by 14 basis points. The Fund's longer duration relative to the Lehman U.S. Government Index gave it an edge because it took advantage of declining long-term interest rates, which caused bond prices to rise. The Fund's position in TIPS also boosted performance relative to the Lehman U.S. Government Index, as break-even points widened throughout the period, and yields on long-term TIPS declined the most. In addition to extending the Fund's duration, we purchased some corporate bonds to enhance its yield and diversification. Attractive valuations among corporate bonds late in the six-month period prompted our purchases. As of March 31, 2005, corporate bonds accounted for about 6% of the Fund's total net assets, and 7% was in mortgage-backed securities. The new benchmark, on the other hand, is composed entirely of U.S. TIPS.

OUTLOOK
Looking ahead, we plan to reduce the Fund's duration, because we expect interest rates to continue to rise, flattening the yield curve still further. We also expect long-term interest rates to rise, which represents a change from the interest rate environment of the last six months.

As additional attractive opportunities emerge in the corporate sector, we may continue to increase the Portfolio's position in higher-yielding bonds. We also believe TIPS should continue to perform well, as inflationary pressures build and the Federal Reserve Board continues to raise interest rates. We believe oil prices may remain high, which should also have a positive impact on TIPS.



 FUND FACTS
 SYMBOL | LSGSX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation.
 STRATEGY | invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury
 FUND INCEPTION DATE | 5/21/91
 EXPENSE RATIO | 0.50%
 TOTAL NET ASSETS | $10.4 million

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                                 SINCE
                 6 MONTHS*    1 YEAR    5 YEARS    10 YEARS   INCEPTION(a)
                 -----------------------------------------------------------

                 LOOMIS SAYLES INFLATION PROTECTED SECURITIES: INSTITUTIONAL
                   0.51%       0.83%     7.29%       7.64%        8.25%
                 -----------------------------------------------------------

                 LIPPER TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                   2.46        3.07       N/A         N/A          N/A
                 -----------------------------------------------------------

                 LEHMAN US TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                   2.18        2.82      9.84         N/A          N/A
                 -----------------------------------------------------------

                 LEHMAN US GOVERNMENT BOND INDEX(b)
                   0.07        0.11      6.68        6.92         7.17
                 -----------------------------------------------------------

  * Not annualized
On December 15, 2004, the Fund's Benchmark was changed from the Lehman U.S. Government Bond Index to the Lehman U.S. Treasury Inflation Protected Securities Index. Return data for the Fund's new Benchmark is not available prior to March 31, 1997.


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005(c)


                                    [CHART]

                    Loomis         Lehman                      Lipper Treasury
                    Sayles       US Treasury                      Inflation
                   Inflation      Inflation                       Protected
                   Protected      Protected         Lehman        Securities
                   Securities     Securities     US Government      Funds
                     Fund         Index/(b)/    Bond Index/(b)/   Index/(b)/
                     ----         ----------    ---------------   ----------


   5/21/1991       250,000           250,000       250,000      250,000
   5/31/1991       250,750           250,000       250,000      250,000
   6/30/1991       249,998           249,650       249,650      249,650
   7/31/1991       253,748           252,621       252,621      252,621
   8/31/1991       260,751           258,482       258,482      258,482
   9/30/1991       268,000           263,910       263,910      263,910
  10/31/1991       270,037           266,232       266,232      266,232
  11/30/1991       272,818           268,894       268,894      268,894
  12/31/1991       288,205           278,064       278,064      278,064
   1/31/1992       278,291           273,726       273,726      273,726
   2/29/1992       282,298           274,796       274,796      274,796
   3/31/1992       278,544           273,191       273,191      273,191
   4/30/1992       277,207           274,908       274,908      274,908
   5/31/1992       285,634           279,982       279,982      279,982
   6/30/1992       290,518           283,993       283,993      283,993
   7/31/1992       301,674           291,153       291,153      291,153
   8/31/1992       304,449           293,866       293,866      293,866
   9/30/1992       310,812           298,021       298,021      298,021
  10/31/1992       303,322           293,721       293,721      293,721
  11/30/1992       304,444           293,210       293,210      293,210
  12/31/1992       313,395           298,148       298,148      298,148
   1/31/1993       320,603           304,485       304,485      304,485
   2/28/1993       331,087           310,582       310,582      310,582
   3/31/1993       331,385           311,619       311,619      311,619
   4/30/1993       334,003           314,017       314,017      314,017
   5/31/1993       334,604           313,674       313,674      313,674
   6/30/1993       346,783           320,631       320,631      320,631
   7/31/1993       352,054           322,588       322,588      322,588
   8/31/1993       364,728           329,788       329,788      329,788
   9/30/1993       365,968           331,051       331,051      331,051
  10/31/1993       366,554           332,301       332,301      332,301
  11/30/1993       361,239           328,658       328,658      328,658
  12/31/1993       362,684           329,929       329,929      329,929
   1/31/1994       371,969           334,443       334,443      334,443
   2/28/1994       358,875           327,361       327,361      327,361
   3/31/1994       343,731           320,002       320,002      320,002
   4/30/1994       338,128           317,482       317,482      317,482
   5/31/1994       336,032           317,077       317,077      317,077
   6/30/1994       334,284           316,345       316,345      316,345
   7/31/1994       344,279           322,163       322,163      322,163
   8/31/1994       343,935           322,222       322,222      322,222
   9/30/1994       333,961           317,684       317,684      317,684
  10/31/1994       332,224           317,447       317,447      317,447
  11/30/1994       333,686           316,863       316,863      316,863
  12/31/1994       340,026           318,794       318,794      318,794
   1/31/1995       348,867           324,726       324,726      324,726
   2/28/1995       356,612           331,717       331,717      331,717
   3/31/1995       359,179           333,797       333,797      333,797
   4/30/1995       363,992           338,158       338,158      338,158
   5/31/1995       382,374           351,795       351,795      351,795
   6/30/1995       385,356           354,496       354,496      354,496
   7/31/1995       383,738           353,193       353,193      353,193
   8/31/1995       391,336           357,342       357,342      357,342
   9/30/1995       397,049           360,783       360,783      360,783
  10/31/1995       402,807           366,276       366,276      366,276
  11/30/1995       410,138           371,988       371,988      371,988
  12/31/1995       418,258           377,259       377,259      377,259
   1/31/1996       418,635           379,577       379,577      379,577
   2/29/1996       404,108           371,842       371,842      371,842
   3/31/1996       398,612           368,739       368,739      368,739
   4/30/1996       393,550           366,384       366,384      366,384
   5/31/1996       391,543           365,770       365,770      365,770
   6/30/1996       398,747           370,493       370,493      370,493
   7/31/1996       399,704           371,406       371,406      371,406
   8/31/1996       394,828           370,576       370,576      370,576
   9/30/1996       405,804           376,728       376,728      376,728
  10/31/1996       420,575           385,015       385,015      385,015
  11/30/1996       432,141           391,715       391,715      391,715
  12/31/1996       423,801           387,716       387,716      387,716
   1/31/1997       422,529           388,146       388,146      388,146
   2/28/1997       422,529           388,680       388,680      388,680
   3/31/1997       413,276           383,340       384,565      384,565
   4/30/1997       423,484           385,692       390,116      390,116
   5/31/1997       428,185           387,782       393,481      393,481
   6/30/1997       435,036           386,556       397,898      397,898
   7/31/1997       455,265           390,234       409,193      409,193
   8/31/1997       447,434           391,420       405,145      405,145
   9/30/1997       457,412           392,192       411,239      411,239
  10/31/1997       466,560           396,216       418,353      418,353
  11/30/1997       471,832           398,449       420,495      420,495
  12/31/1997       477,683           396,775       424,891      424,891
   1/31/1998       484,848           398,719       431,249      431,249
   2/28/1998       483,054           398,360       430,078      430,078
   3/31/1998       483,924           398,161       431,298      431,298
   4/30/1998       487,021           399,647       433,236      433,236
   5/31/1998       492,914           402,503       437,685      437,685
   6/30/1998       498,780           403,476       442,664      442,664
   7/31/1998       499,478           405,347       443,348      443,348
   8/31/1998       510,966           406,267       454,883      454,883
   9/30/1998       523,331           414,453       467,143      467,143
  10/31/1998       519,354           415,351       465,551      465,551
  11/30/1998       523,041           414,922       465,709      465,709
  12/31/1998       521,943           412,435       466,748      466,748
   1/31/1999       526,640           417,237       469,460      469,460
   2/28/1999       511,579           414,322       458,295      458,295
   3/31/1999       511,579           414,262       460,093      460,093
   4/30/1999       514,239           417,004       461,135      461,135
   5/31/1999       508,016           419,876       457,093      457,093
   6/30/1999       503,241           420,146       456,160      456,160
   7/31/1999       500,574           419,926       455,497      455,497
   8/31/1999       499,122           420,687       455,493      455,493
   9/30/1999       504,962           422,326       459,192      459,192
  10/31/1999       506,780           423,152       459,928      459,928
  11/30/1999       504,297           425,736       459,294      459,294
  12/31/1999       498,598           422,317       456,322      456,322
   1/31/2000       501,091           424,196       456,960      456,960
   2/29/2000       513,117           428,031       463,464      463,464
   3/31/2000       527,125           440,538       471,601      471,601
   4/30/2000       524,753           446,413       470,296      470,296
   5/31/2000       522,707           445,256       470,599      470,599
   6/30/2000       534,938           450,868       478,991      478,991
   7/31/2000       540,287           454,750       483,631      483,631
   8/31/2000       551,201           458,132       490,780      490,780
   9/30/2000       550,705           460,510       492,179      492,179
  10/31/2000       558,525           466,065       496,887      496,887
  11/30/2000       573,773           472,833       506,658      506,658
  12/31/2000       586,625           477,955       516,757      516,757
   1/31/2001       589,265           487,930       521,958      521,958
   2/28/2001       596,749           496,162       527,894      527,894
   3/31/2001       594,422           500,908       529,744      529,744
   4/30/2001       583,068           503,732       524,336      524,336
   5/31/2001       584,701           509,696       526,068      526,068
   6/30/2001       587,332           509,067       528,490      528,490
   7/31/2001       605,950           517,555       541,179      541,179
   8/31/2001       613,646           518,278       547,897      547,897
   9/30/2001       621,562           521,296       557,434      557,434
  10/31/2001       647,108           533,649       571,816      571,816
  11/30/2001       622,647           521,767       558,988      558,988
  12/31/2001       614,055           515,685       554,126      554,126
   1/31/2002       620,810           518,737       557,714      557,714
   2/28/2002       629,253           526,598       562,862      562,862
   3/31/2002       613,270           523,347       550,620      550,620
   4/30/2002       630,380           537,623       563,740      563,740
   5/31/2002       636,053           546,173       567,120      567,120
   6/30/2002       644,894           553,905       575,056      575,056
   7/31/2002       659,920           563,064       587,681      587,681
   8/31/2002       679,586           583,227       599,326      599,326
   9/30/2002       698,682           597,942       613,379      613,379
  10/31/2002       688,761           581,981       608,448      608,448
  11/30/2002       682,769           581,569       603,209      603,209
  12/31/2002       701,272           601,115       617,824      617,824
   1/31/2003       701,903           605,645       616,275      616,275
   2/28/2003       717,766           628,330       626,218      626,218
   3/31/2003       713,172           618,148       624,431      624,431
   4/30/2003       713,814           616,559       627,325      627,325
   5/31/2003       734,229           645,809       643,609      643,609
   6/30/2003       729,824           639,210       640,238      640,238
   7/31/2003       696,836           609,704       613,773      607,842
   8/31/2003       704,292           620,636       617,207      619,270
   9/30/2003       728,660           641,179       635,148      641,625
  10/31/2003       714,816           644,659       626,106      644,448
  11/30/2003       716,246           645,044       626,828      645,480
  12/31/2003       722,262           651,619       632,381      652,709
   1/31/2004       728,835           659,098       637,618      660,607
   2/29/2004       738,018           674,309       645,255      676,329
   3/31/2004       743,258           685,111       650,936      686,880
   4/30/2004       712,115           651,870       631,349      651,712
   5/31/2004       716,103           663,613       629,014      663,508
   6/30/2004       719,684           663,898       631,565      663,972
   7/31/2004       727,025           670,100       637,447      670,745
   8/31/2004       743,746           688,027       649,862      689,458
   9/30/2004       745,605           689,385       651,183      691,044
  10/31/2004       750,377           696,281       656,368      698,093
  11/30/2004       742,949           694,617       648,568      696,208
  12/31/2004       753,944           706,736       654,369      709,784
   1/31/2005       753,944           706,790       658,473      710,139
   2/28/2005       750,551           703,771       653,822      707,085
   3/31/2005       750,077           704,400       651,644      708,004



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment in the Fund's previous benchmark through March 31, 2005. The performance of the new Benchmark was linked to the former Benchmark at its inception date of March 31, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities Funds Index prior to July 31, 2003. For illustrative purposes, the chart above reflects the growth of a hypothetical investment in the Lehman U.S. Government Bond Index up until July 31, 2003, after which the hypothetical growth represents the performance of the Lipper Treasury Inflation Protected Securities Funds Index.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW

Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

Effective December 15, 2004, the Fund's name and investment strategy changed. The Fund is now named the Loomis Sayles Inflation Protected Securities Fund, and its strategy emphasizes inflation-protected debt securities issued by the U.S. Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the U.S. government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper BBB Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.
Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper Intermediate Investment Grade Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.
Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.
Source: Lipper, Inc.

Lehman U.S. Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. Lehman U.S. Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. Lehman Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
Lehman U.S. Government Bond Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.
Lehman U.S. Treasury Inflated Protected Securities Index measures the performance of the inflation protected securities issued by the U.S. Treasury.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2004 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2004 through March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES BOND FUND

                                                                            Beginning      Ending       Expenses Paid
                                                                          Account Value Account Value  During Period*
Institutional Class                                                          10/1/04       3/31/05    10/1/04 - 3/31/05
-------------------                                                       ------------- ------------- -----------------
Actual Fund Return                                                          $1,000.00     $1,047.00         $3.83
Hypothetical 5% Fund Return                                                 $1,000.00     $1,021.19         $3.78
Annualized Expense Ratios

Retail Class
------------
Actual Fund Return                                                          $1,000.00     $1,045.90         $5.10
Hypothetical 5% Fund Return                                                 $1,000.00     $1,019.95         $5.04
Annualized Expense Ratios

Admin Class
-----------
Actual Fund Return                                                          $1,000.00     $1,044.10         $6.37
Hypothetical 5% Fund Return                                                 $1,000.00     $1,018.70         $6.29
Annualized Expense Ratios
*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.00% and 1.25% for the Institutional, Retail and
 Admin Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES FIXED INCOME FUND

                                                     Beginning               Ending                Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   10/1/04                3/31/05             10/1/04 - 3/31/05
               -------------------                 -------------          -------------          -----------------
Actual                                               $1,000.00              $1,051.50                  $3.32
Hypothetical (5% return before expenses)             $1,000.00              $1,021.69                  $3.28
*Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES GLOBAL BOND FUND

                                             Beginning                    Ending                    Expenses Paid
                                           Account Value               Account Value               During Period*
Institutional Class                           10/1/04                     3/31/05                 10/1/04 - 3/31/05
           -------------------             -------------               -------------              -----------------
Actual Fund Return                           $1,000.00                   $1,041.80                      $3.82
Hypothetical 5% Fund Return                  $1,000.00                   $1,021.19                      $3.78
Annualized Expense Ratios

Retail Class
------------
Actual Fund Return                           $1,000.00                   $1,040.40                      $5.09
Hypothetical 5% Fund Return                  $1,000.00                   $1,019.95                      $5.04
Annualized Expense Ratios
*Expenses are equal to the Fund's annualized expense ratio of 0.75% and 1.00% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                           Beginning                  Ending                   Expenses Paid
                                         Account Value             Account Value              During Period*
Institutional Class                         10/1/04                   3/31/05                10/1/04 - 3/31/05
          -------------------            -------------             -------------             -----------------
Actual Fund Return                         $1,000.00                 $1,060.30                     $3.85
Hypothetical 5% Fund Return                $1,000.00                 $1,021.19                     $3.78
Annualized Expense Ratios
*Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                           Beginning                  Ending                   Expenses Paid
                                         Account Value             Account Value              During Period*
Institutional Class                         10/1/04                   3/31/05                10/1/04 - 3/31/05
          -------------------            -------------             -------------             -----------------
Actual Fund Return                         $1,000.00                 $  997.20                     $2.24
Hypothetical 5% Fund Return                $1,000.00                 $1,022.69                     $2.27
Annualized Expense Ratios
*Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                           Beginning                  Ending                   Expenses Paid
                                         Account Value             Account Value              During Period*
Institutional Class                         10/1/04                   3/31/05                10/1/04 - 3/31/05
          -------------------            -------------             -------------             -----------------
Actual Fund Return                         $1,000.00                 $1,036.30                     $2.79
Hypothetical 5% Fund Return                $1,000.00                 $1,022.19                     $2.77
Annualized Expense Ratios
*Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                           Beginning                  Ending                   Expenses Paid
                                         Account Value             Account Value              During Period*
Institutional Class                         10/1/04                   3/31/05                10/1/04 - 3/31/05
          -------------------            -------------             -------------             -----------------
Actual Fund Return                         $1,000.00                 $1,005.10                     $2.51
Hypothetical 5% Fund Return                $1,000.00                 $1,022.43                     $2.52
Annualized Expense Ratios
*Expenses are equal to the Fund's annualized expense ratio of 0.50% for the Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES BOND FUND

                                                        PRINCIPAL AMOUNT   VALUE (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - 94.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 90.8%

AIRLINES - 1.1%
American Airlines, Inc., 6.978%, 4/01/2011          USD        2,917,977 $ 2,953,008
American Airlines, Inc., Series 1999-1,
 7.024%, 10/15/2009                                            1,000,000   1,014,313
Continental Airlines, Inc., 6.703%, 12/15/2022                 4,557,147   4,358,822
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                             2,919,817   2,865,015
Continental Airlines, Inc., Series 1997-4B,
 6.900%, 1/02/2017                                               380,011     307,947
Continental Airlines, Inc., Series 1998-1, Class B,
 6.748%, 3/15/2017                                             2,123,998   1,733,510
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                             7,148,484   6,784,519
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                             4,365,912   4,256,818
Continental Airlines, Inc., Series 1999-1B,
 6.795%, 8/02/2018                                               160,467     136,581
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                             1,754,393   1,441,136
Continental Airlines, Inc., Series 1999-2, Class B,
 7.566%, 3/15/2020                                             1,968,737   1,655,401
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/2012                                               825,000     818,676
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                            5,354,574   5,234,743
Continental Airlines, Inc., Series 2000-2,
 8.307%, 10/02/2019                                            3,410,926   2,930,108
US Airways, 6.850%, 1/30/2018                                  1,224,081   1,222,993
                                                                         -----------
                                                                          37,713,590
                                                                         -----------
AUTOMOTIVE - 1.7%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                    3,000,000   3,030,000
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029                                             8,135,000   6,464,315
Ford Motor Co., 6.375%, 2/01/2029                              1,500,000   1,233,935
Ford Motor Co., 6.625%, 10/01/2028                             1,500,000   1,258,206
Ford Motor Credit Co., 7.375%, 10/28/2009(g)                     500,000     502,185
General Motors Acceptance Canada,
 6.625%, 12/17/2010                                 GBP          500,000     835,585
General Motors Acceptance Corp.,
 3.610%, 7/16/2007                                  USD        7,500,000   7,065,862
General Motors Acceptance Corp.,
 3.700%, 3/20/2007(g)                                         26,650,000  25,351,479
General Motors Acceptance Corp.,
 5.625%, 5/15/2009(g)                                          2,040,000   1,861,037
General Motors Acceptance Corp.,
 6.375%, 12/07/2007                                 GBP          500,000     881,177
General Motors Acceptance Corp.,
 6.875%, 8/28/2012(g)                               USD          200,000     178,199
General Motors Acceptance Corp.,
 7.000%, 12/07/2005                                 GBP        4,315,000   8,068,085
General Motors Corp., 6.750%, 5/01/2028(g)          USD          500,000     376,298
General Motors Nova Finance, 8.875%, 7/10/2023      GBP          200,000     317,167
                                                                         -----------
                                                                          57,423,530
                                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                    PRINCIPAL AMOUNT    VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BANKING - 3.1%
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB      917,000,000 $ 22,934,376
Barclays Financial LLC, 4.160%, 2/22/2010, 144A        2,816,000,000   70,702,331
CIT Group, Inc., 5.500%, 12/01/2014             GBP        6,750,000   12,615,027
                                                                     ------------
                                                                      106,251,734
                                                                     ------------
BROKERAGE - 0.3%
Morgan Stanley, 5.375%, 11/14/2013                         5,000,000    9,490,626
                                                                     ------------
CHEMICALS - 1.2%
Borden, Inc., 7.875%, 2/15/2023                 USD       20,379,000   18,544,890
Borden, Inc., 9.200%, 3/15/2021                            2,925,000    2,954,250
IMC Global, Inc., 6.875%, 7/15/2007                        5,990,000    6,139,750
IMC Global, Inc., 7.300%, 1/15/2028                        5,860,000    5,947,900
IMC Global, Inc., 7.375%, 8/01/2018                        7,525,000    7,750,750
                                                                     ------------
                                                                       41,337,540
                                                                     ------------
CONSTRUCTION MACHINERY - 0.1%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013(g)                                     2,825,000    2,344,750
United Rentals North America, Inc.,
 7.000%, 2/15/2014                                           500,000      457,500
                                                                     ------------
                                                                        2,802,250
                                                                     ------------
CONSUMER PRODUCTS - 0.4%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                    12,705,000   13,624,613
                                                                     ------------
ELECTRIC - 2.8%
AES Corp., 7.750%, 3/01/2014(g)                            4,875,000    5,033,438
AES Corp., 8.375%, 3/01/2011                    GBP        1,990,000    3,775,706
AES Corp., 8.875%, 2/15/2011(g)                 USD          315,000      340,987
AES Corp., 8.875%, 11/01/2027                             11,665,000   12,364,900
Calpine Canada Energy Finance,
 8.750%, 10/15/2007                             CAD          500,000      322,381
Calpine Corp., 7.750%, 4/15/2009(g)             USD       14,550,000   10,039,500
Calpine Corp., 7.875%, 4/01/2008(g)                        1,000,000      725,000
Calpine Corp., 8.500%, 2/15/2011(g)                       20,635,000   14,547,675
Calpine Corp., 8.625%, 8/15/2010(g)                        7,173,000    5,003,167
Commonwealth Edison Co., 4.750%, 12/01/2011                  537,000      521,717
Edison Mission Energy, 7.730%, 6/15/2009                   1,835,000    1,912,988
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                        11,581,000   12,545,836
Enersis SA, 7.375%, 1/15/2014                              3,435,000    3,575,866
Enersis SA, 7.400%, 12/01/2016                             7,650,000    7,954,386
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                   3,372,510    3,470,010
Quezon Power Philippines Co.,
 8.860%, 6/15/2017                                         7,146,563    6,646,303
Salton Sea Funding Corp., Series E,
 8.300%, 5/30/2011                                         1,972,775    2,151,690
Salton Sea Funding Corp., Series F,
 7.475%, 11/30/2018                                          225,819      242,104
Southern California Edison Co.,
 7.625%, 1/15/2010                                         2,000,000    2,237,470
Texas-New Mexico Power Co., 6.250%, 1/15/2009              1,000,000    1,041,606
                                                                     ------------
                                                                       94,452,730
                                                                     ------------

                                                     PRINCIPAL AMOUNT    VALUE (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN AGENCY - 0.3%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022(g)                            USD        1,580,000 $  1,795,275
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023, 144A                                   6,485,000    7,344,262
                                                                      ------------
                                                                         9,139,537
                                                                      ------------
FOREIGN LOCAL GOVERNMENTS - 7.8%
Milit-Air, Inc., 5.750%, 6/30/2019               CAD        5,890,379    5,219,370
Ontario Hydro, Zero Coupon Bond, 11/27/2020                 1,507,000      546,506
Province of Alberta, 5.930%, 9/16/2016                     24,377,191   21,883,554
Province of British Columbia, 5.250%, 12/01/2006           26,460,000   22,590,355
Province of British Columbia, 6.000%, 6/09/2008            66,745,000   59,163,739
Province of Manitoba, 4.450%, 12/01/2008                    1,640,000    1,390,018
Province of Manitoba, 5.750%, 6/02/2008                    74,125,000   65,177,305
Province of Ontario, 3.500%, 9/08/2006                     52,020,000   43,200,143
Province of Ontario, 5.700%, 12/01/2008                    25,000,000   22,047,117
Province of Ontario, 5.900%, 3/08/2006                      8,755,000    7,425,412
Province of Saskatchewan, 5.500%, 6/02/2008                   775,000      676,600
Province of Saskatchewan, 6.000%, 6/01/2006                16,570,000   14,153,430
                                                                      ------------
                                                                       263,473,549
                                                                      ------------
GOVERNMENT AGENCIES - 7.7%
Federal Home Loan Mortgage Corp.,
  2.875%, 5/15/2007(g)                           USD       35,000,000   34,216,385
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                               SGD        9,250,000    5,697,085
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                              USD          550,197      540,230
Federal Home Loan Mortgage Corp.,
 5.500%, 9/15/2011(g)                                      15,000,000   15,694,065
Federal National Mortgage Association,
 5.500%, 3/15/2011(g)                                       5,000,000    5,222,595
Federal National Mortgage Association, Zero
 Coupon Bond, 10/29/2007                         NZD      103,925,000   62,344,339
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD      145,900,000   86,848,899
Federal National Mortgage Association,
 2.375%, 2/15/2007                               USD       10,000,000    9,715,000
Federal National Mortgage Association,
 5.250%, 1/15/2009                                         31,665,000   32,635,944
Federal National Mortgage Association,
 5.375%, 11/15/2011                                         7,700,000    7,992,392
                                                                      ------------
                                                                       260,906,934
                                                                      ------------
HEALTHCARE - 0.9%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                         7,325,000    6,993,390
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                         4,500,000    4,666,482
Columbia/HCA Healthcare Corp.,
 7.500%, 12/15/2023                                         1,965,000    1,991,183
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                          1,300,000    1,322,173
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                          5,000,000    5,141,450

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                      PRINCIPAL AMOUNT   VALUE (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HEALTHCARE - CONTINUED
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                USD        1,000,000 $ 1,027,860
HCA, Inc., 5.750%, 3/15/2014(g)                              2,750,000   2,624,886
HCA, Inc., 6.250%, 2/15/2013                                 3,000,000   2,976,618
HCA, Inc., 6.300%, 10/01/2012                                2,500,000   2,497,615
HCA, Inc., 7.500%, 11/06/2033                                1,000,000   1,018,201
                                                                       -----------
                                                                        30,259,858
                                                                       -----------
HOME CONSTRUCTION - 0.0%
Pulte Corp., 7.300%, 10/24/2005                              1,000,000   1,016,652
                                                                       -----------
INTEGRATED/ENERGY - 1.6%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                   38,955,000  36,228,150
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A           16,708,000  15,705,520
Phillips 66 Capital Trust II, 8.000%, 1/15/2037              1,000,000   1,064,380
                                                                       -----------
                                                                        52,998,050
                                                                       -----------
LIFE INSURANCE - 0.7%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD       38,400,000  22,754,041
                                                                       -----------
MEDIA CABLE - 1.2%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009(g)                            USD       27,080,000  21,190,100
Charter Communications Holdings LLC,
 10.000%, 4/01/2009(g)                                         500,000     405,000
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                          1,100,000     844,250
Comcast Corp., 5.500%, 3/15/2011                             3,000,000   3,055,233
CSC Holdings, Inc., 7.875%, 2/15/2018                        1,550,000   1,643,000
NTL Cable Plc, 9.750%, 4/15/2014, 144A            GBP        5,805,000  11,288,039
Shaw Communications, Inc., 7.500%, 11/20/2013     CAD          930,000     832,176
                                                                       -----------
                                                                        39,257,798
                                                                       -----------
METALS & MINING - 0.5%
AK Steel Corp., 7.750%, 6/15/2012                 USD        4,980,000   4,793,250
Vale Overseas Ltd., 8.250%, 1/17/2034                       10,730,000  11,159,200
                                                                       -----------
                                                                        15,952,450
                                                                       -----------
NON-CAPTIVE DIVERSIFIED - 0.9%
General Electric Capital Corp., 6.125%, 5/17/2012 GBP       14,715,000  29,303,710
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD        4,250,000   2,498,768
                                                                       -----------
                                                                        31,802,478
                                                                       -----------
OIL FIELD SERVICES - 0.2%
Pecom Energia SA, 8.125%, 7/15/2010, 144A         USD        5,640,000   5,640,000
                                                                       -----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018                      4,315,000   4,390,513
                                                                       -----------
PAPER - 1.3%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028(g)             3,750,000   3,178,125
Fort James Corp., 7.750%, 11/15/2023                         2,500,000   2,800,000
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028(g)                                        5,165,000   5,319,950

                                                     PRINCIPAL AMOUNT   VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - CONTINUED
Georgia-Pacific Group, 7.375%, 12/01/2025        USD       15,885,000 $16,599,825
Georgia-Pacific Group, 7.750%, 11/15/2029                  13,855,000  15,101,950
International Paper Co., 4.250%, 1/15/2009                  2,000,000   1,972,842
                                                                      -----------
                                                                       44,972,692
                                                                      -----------
PHARMACEUTICALS - 0.4%
Elan Financial Plc, 7.750%, 11/15/2011, 144A(g)               840,000     627,900
Pharma Services Intermediate Holding Corp.,
 Zero Coupon Bond, (step to 11.500% on
 4/01/09), 4/01/2014, 144A(e)                              17,500,000  12,337,500
                                                                      -----------
                                                                       12,965,400
                                                                      -----------
PIPELINES - 1.3%
Coastal Corp., 6.375%, 2/01/2009                            2,350,000   2,256,000
Coastal Corp., 6.950%, 6/01/2028                            8,279,000   7,202,730
El Paso Corp., 7.000%, 5/15/2011                              440,000     422,400
El Paso Corp., 7.750%, 1/15/2032(g)                         1,500,000   1,413,750
El Paso Energy, 7.800%, 8/01/2031                           1,000,000     940,000
Southern Natural Gas Co., 7.350%, 2/15/2031                 1,500,000   1,532,085
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028             14,625,000  14,350,386
Williams Cos., Inc., 7.500%, 1/15/2031(g)                  13,985,000  14,684,250
                                                                      -----------
                                                                       42,801,601
                                                                      -----------
RAILROADS - 0.3%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045            7,346,000   5,959,442
TFM SA de CV, 11.750%, 6/15/2009                            5,475,000   5,475,000
                                                                      -----------
                                                                       11,434,442
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Highwoods Realty LP, 7.500%, 4/15/2018                      5,640,000   6,181,079
Istar Financial, Inc., Series REGS,
 5.700%, 3/01/2014                                          5,855,000   5,776,362
                                                                      -----------
                                                                       11,957,441
                                                                      -----------
RESTAURANTS - 0.1%
McDonald's Corp., 3.627%, 10/10/2010             SGD        3,750,000   2,316,564
                                                                      -----------
RETAILERS - 0.9%
Dillard's, Inc., 6.625%, 1/15/2018               USD        1,920,000   1,900,800
Dillard's, Inc., 7.000%, 12/01/2028                         3,125,000   3,031,250
Dillard's, Inc., 7.750%, 7/15/2026                          7,182,000   7,577,010
Dillard's, Inc., 7.750%, 5/15/2027                          1,000,000   1,045,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023(g)                3,386,000   3,352,140
Wal-Mart Stores, Inc., 4.750%, 1/29/2013         GBP        4,945,000   9,107,923
Woolworth Corp., 8.500%, 1/15/2022               USD        4,475,000   4,855,375
                                                                      -----------
                                                                       30,869,498
                                                                      -----------
SOVEREIGNS - 13.7%
Canadian Government, 4.250%, 9/01/2008           CAD       69,120,000  58,392,759
Canadian Government, 4.500%, 9/01/2007                     69,350,000  58,862,227
Canadian Government, 6.000%, 9/01/2005                    104,590,000  87,616,982
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                         52,500,000  46,609,671
Dominican Republic, 9.040%, 1/23/2013, 144A      USD        5,295,000   4,831,688
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012     MXN    1,199,900,000  99,208,349

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                    PRINCIPAL AMOUNT    VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                        USD        2,481,300 $  2,497,106
Republic of Argentina, 8.875%, 3/01/2029(d)                1,000,000      256,080
Republic of Brazil C Bond, 8.000%, 4/15/2014               3,230,879    3,202,770
Republic of Brazil, 8.250%, 1/20/2034(g)                  37,005,000   32,860,440
Republic of Brazil, 8.875%, 4/15/2024(g)                  32,625,000   30,944,812
Republic of Brazil, 10.125%, 5/15/2027(g)                  6,181,000    6,490,050
Republic of Peru, 4.500%, 3/07/2017(f)                     3,044,250    2,808,321
Republic of South Africa, 12.500%, 12/21/2006   ZAR        5,690,000      971,597
Republic of Uruguay, 7.500%, 3/15/2015          USD        4,356,000    3,985,740
Republic of Uruguay, 7.875%, 1/15/2033                     5,061,432    4,365,485
Republic of Venezuela, 9.250%, 9/15/2027(g)               19,635,000   19,468,102
SP Powerassets Ltd., 3.730%, 10/22/2010         SGD        1,000,000      625,145
United Mexican States, 8.375%, 1/14/2011        USD        1,000,000    1,137,500
                                                                     ------------
                                                                      465,134,824
                                                                     ------------
SOVEREIGNS NON-CALLABLE - 2.7%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                              SEK      394,045,000   61,813,166
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                        10,000,000    1,559,632
Kingdom of Norway, 5.500%, 5/15/2009            NOK       84,935,000   14,494,359
Kingdom of Norway, 6.750%, 1/15/2007                      91,305,000   15,414,150
                                                                     ------------
                                                                       93,281,307
                                                                     ------------
SUPRANATIONAL - 5.1%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                                BRL      297,000,000   59,477,836
International Bank for Reconstruction &
 Development, Zero Coupon Bond, 8/20/2007       NZD      152,375,000   92,670,447
International Bank for Reconstruction &
 Development, 5.500%, 11/03/2008                           8,460,000    5,917,675
International Bank for Reconstruction &
 Development, 8.000%, 5/23/2007                           19,000,000   13,879,912
International Finance Corp., 6.750%, 7/15/2009             1,010,000      724,640
                                                                     ------------
                                                                      172,670,510
                                                                     ------------
TECHNOLOGY - 4.3%
Amkor Technology, Inc., 7.125%, 3/15/2011(g)    USD        8,285,000    6,980,113
Amkor Technology, Inc., 10.500%, 5/01/2009                 1,075,000      962,125
Arrow Electronics, Inc., 6.875%, 7/01/2013                17,380,000   18,646,776
Corning Glass, 8.875%, 3/15/2016                             825,000      969,882
Corning, Inc., 5.900%, 3/15/2014                           9,330,000    9,300,163
Corning, Inc., 6.200%, 3/15/2016                           5,155,000    5,176,702
Corning, Inc., 6.750%, 9/15/2013                          13,600,000   14,404,957
Corning, Inc., 6.850%, 3/01/2029                           3,095,000    3,071,001
Lucent Technologies, Inc., 6.450%, 3/15/2029(g)           50,120,000   43,228,500
Lucent Technologies, Inc., 6.500%, 1/15/2028(g)              500,000      428,750
Motorola, Inc., 5.800%, 10/15/2008                           450,000      465,233
Motorola, Inc., 7.625%, 11/15/2010                           600,000      674,194
Nortel Networks Corp., 6.875%, 9/01/2023                   9,607,000    8,862,457
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026(g)                                      1,900,000    1,909,500
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                  5,400,000    6,088,916
Xerox Capital Trust I, 8.000%, 2/01/2027                  25,440,000   25,440,000
Xerox Corp., 7.200%, 4/01/2016                               615,000      633,450
                                                                     ------------
                                                                      147,242,719
                                                                     ------------

                                                       PRINCIPAL AMOUNT    VALUE (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TEXTILE - 0.1%
Kellwood Co., 7.625%, 10/15/2017                   USD        2,500,000 $  2,614,825
                                                                        ------------
TOBACCO - 0.3%
Altria Group, Inc., 7.000%, 11/04/2013(g)                    11,000,000   11,803,374
                                                                        ------------
TRANSPORTATION SERVICES - 2.7%
American President Cos. Ltd., 8.000%, 1/15/2024              19,104,000   20,059,200
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                            4,504,712    4,472,282
Atlas Air, Inc., 9.057%, 7/02/2017                            2,753,358    2,523,755
Atlas Air, Inc., Series 1999-1A, 6.880%, 7/02/2009            1,685,249    1,619,131
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015           14,583,603   11,818,438
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011              249,713      131,979
Atlas Air, Inc., Series 2000-1, Class A,
 8.707%, 1/02/2019                                            2,472,293    2,536,919
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                 18,162,156   17,965,641
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                 33,710,259   27,715,901
Bombardier, Inc., 7.350%, 12/22/2026               CAD        5,185,000    3,621,849
                                                                        ------------
                                                                          92,465,095
                                                                        ------------
TREASURIES - 20.8%
U.S. Treasury Notes, 1.625%, 9/30/2005(g)          USD        2,325,000    2,308,106
U.S. Treasury Notes, 1.625%, 10/31/2005(g)                   35,000,000   34,689,655
U.S. Treasury Notes, 1.625%, 2/28/2006(g)                    75,000,000   73,804,650
U.S. Treasury Notes, 1.875%, 12/31/2005(g)                   16,850,000   16,674,912
U.S. Treasury Notes, 2.375%, 8/15/2006(g)                     2,500,000    2,458,105
U.S. Treasury Notes, 2.500%, 5/31/2006(g)                   217,600,000  214,999,027
U.S. Treasury Notes, 2.625%, 5/15/2008(g)                    99,465,000   95,548,566
U.S. Treasury Notes, 2.750%, 6/30/2006(g)                    57,400,000   56,821,523
U.S. Treasury Notes, 2.750%, 7/31/2006                      103,755,000  102,591,803
U.S. Treasury Notes, 3.000%, 2/15/2008(g)                   100,535,000   97,986,237
U.S. Treasury Notes, 6.500%, 10/15/2006(g)                    9,000,000    9,375,822
                                                                        ------------
                                                                         707,258,406
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
Rogers Wireless, Inc., 6.375%, 3/01/2014                      1,895,000    1,838,150
Rogers Wireless, Inc., 7.625%, 12/15/2011          CAD       28,500,000   24,500,930
                                                                        ------------
                                                                          26,339,080
                                                                        ------------
WIRELINES - 3.1%
Colt Telecom Group Plc, 7.625%, 12/15/2009         EUR        1,500,000    1,905,928
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                 USD       13,019,000   12,628,430
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                             925,000    1,068,375
Qwest Capital Funding, Inc., 6.375%, 7/15/2008                  919,000      856,967
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(g)                                         3,990,000    3,740,625
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(g)                                           825,000      769,313
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                5,170,000    4,368,650
Qwest Capital Funding, Inc., 7.750%, 2/15/2031               14,185,000   11,986,325
Qwest Capital Funding, Inc.,
 7.900%, 8/15/2010(g)                                         2,000,000    1,915,000
Qwest Corp., 7.250%, 9/15/2025(g)                             7,300,000    6,825,500

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                     PRINCIPAL AMOUNT      VALUE (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - CONTINUED
US West Capital Funding, Inc.,
 6.500%, 11/15/2018                              USD       17,025,000 $   13,534,875
US West Capital Funding, Inc.,
 6.875%, 7/15/2028                                         57,225,000     44,349,375
                                                                      --------------
                                                                         103,949,363
                                                                      --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $2,892,515,013)                                      3,080,765,614
                                                                      --------------

CONVERTIBLE BONDS - 3.4%

INDEPENDENT/ENERGY - 0.1%
Devon Energy Corp., 4.900%, 8/15/2008                       1,400,000      1,606,500
Devon Energy Corp., 4.950%, 8/15/2008                       2,600,000      2,983,500
                                                                      --------------
                                                                           4,590,000
                                                                      --------------
MEDIA CABLE - 0.2%
Rogers Communications, Inc., 2.000%, 11/26/2005             6,775,000      6,639,500
                                                                      --------------
PHARMACEUTICALS - 1.0%
Chiron Corp., 1.625%, 8/01/2033                             3,650,000      3,380,813
Elan Capital Corp., 6.500%, 11/10/2008                      2,140,000      1,547,575
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024               5,622,000      4,216,500
Nektar Therapeutics, 3.500%, 10/17/2007                     1,000,000        950,000
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                         6,312,000      5,791,260
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                          2,950,000      2,828,313
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013(g)                                      3,580,000      3,441,275
Vertex Pharmaceuticals, Inc.,
 5.750%, 2/15/2011, 144A                                   12,778,000     11,867,567
                                                                      --------------
                                                                          34,023,303
                                                                      --------------
TECHNOLOGY - 0.9%
Amkor Technology, Inc., 5.000%, 3/15/2007(g)                4,100,000      3,592,625
Corning, Inc., 3.500%, 11/01/2008                           4,048,000      4,619,780
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                         2,980,000      2,231,275
Maxtor Corp., 5.750%, 3/01/2012                             7,470,000      6,498,900
Nortel Networks Corp., 4.250%, 9/01/2008                   11,510,000     10,646,750
Richardson Electronics Ltd.,
 7.750%, 12/15/2011, 144A                                     395,000        388,088
SCI Systems, Inc., 3.000%, 3/15/2007                        1,750,000      1,686,563
                                                                      --------------
                                                                          29,663,981
                                                                      --------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                          230,000        223,100
                                                                      --------------
TOBACCO - 1.1%
Loews Corp., 3.125%, 9/15/2007(g)                          35,029,000     35,291,717
                                                                      --------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)                                       1,000,000            100
Preston Corp., 7.000%, 5/01/2011                              750,000        699,375
                                                                      --------------
                                                                             699,475
                                                                      --------------

                                                 PRINCIPAL AMOUNT      VALUE (a)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELESS - 0.1%
Nextel Communications, Inc.,
 5.250%, 1/15/2010(g)                        USD        3,505,000 $    3,592,625
                                                                  --------------
WIRELINES - 0.0%
Telus Corp., 6.750%, 6/15/2010               CAD        1,500,000      1,264,724
                                                                  --------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $111,163,239)                                      115,988,425
                                                                  --------------

TOTAL BONDS AND NOTES
 (Identified Cost $3,003,678,252)                                  3,196,754,039
                                                                  --------------

                                                           SHARES
--------------------------------------------------------------------------------

COMMON STOCKS - 0.1% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 0.1%
Corning, Inc.,(c)(g)                                      212,093      2,360,595
                                                                  --------------

TOTAL COMMON STOCKS
 (Identified Cost $1,707,061)                                          2,360,595
                                                                  --------------

PREFERRED STOCKS - 1.9% OF TOTAL NET ASSETS
NON-CONVERTIBLE PREFERRED STOCKS - 0.1%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                               14,000        619,500
                                                                  --------------
ELECTRIC - 0.1%
Central Maine Power Co., 3.500%                             2,230        138,051
Connecticut Light & Power Co., 1.900%                       2,925        100,912
Entergy Arkansas, Inc., 4.320%                                100          7,105
Entergy Louisiana, Inc., 4.160%                             2,824        189,208
Entergy Mississippi, Inc., 4.360%                           5,000        350,000
Entergy New Orleans, Inc., 4.360%                             665         47,215
Entergy New Orleans, Inc., 4.750%                             200         15,510
MDU Resources Group, Inc., 5.100%                           2,515        251,500
Public Service Co., 4.000%                                    360         26,134
Southern California Edison Co., 4.780%                     50,100      1,091,178
Xcel Energy, Inc., 3.600%                                   1,100         73,700
                                                                  --------------
                                                                       2,290,513
                                                                  --------------
PIPELINES - 0.0%
El Paso Tennessee Pipeline Co., 8.250%(g)                  22,500      1,136,954
                                                                  --------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $3,249,482)                                          4,046,967
                                                                  --------------

CONVERTIBLE PREFERRED STOCKS - 1.8%
AUTOMOTIVE - 0.1%
Cummins Capital Trust I, 7.000%(c)                         58,500      4,482,562
                                                                  --------------
CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                          130,000      5,980,000
                                                                  --------------
ELECTRIC UTILITIES - 0.1%
AES Trust III, 6.750%(g)                                   30,325      1,440,438
CMS Energy Trust I, 7.750%                                 10,000        507,500
                                                                  --------------
                                                                       1,947,938
                                                                  --------------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                                    SHARES    VALUE (a)
---------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

LODGING - 0.1%
Felcor Lodging, Series A(g)                                         37,900 $    937,646
Host Marriott Financial Trust, 7.750%                               60,500    3,342,625
                                                                           ------------
                                                                              4,280,271
                                                                           ------------
PACKAGING - 0.2%
Owens-Illinois, Inc., 4.750%                                       191,200    7,944,360
                                                                           ------------
PIPELINES - 0.1%
Williams Cos., Inc.(c)(g)                                           25,000    2,268,750
                                                                           ------------
TECHNOLOGY - 0.3%
Lucent Technologies Capital Trust, 7.750%(g)                         9,975   10,364,025
                                                                           ------------
WIRELINES - 0.7%
Philippine Long Distance Telephone Co., $3.50 GDS                  448,725   21,987,525
                                                                           ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $44,920,696)                                               59,255,431
                                                                           ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $48,170,178)                                               63,302,398
                                                                           ------------

MUTUAL FUNDS - 0.1% OF TOTAL NET ASSETS

BOND MUTUAL FUNDS - 0.1%
CIM High Yield Securities Fund, Inc.                               117,835      472,518
High Income Opportunity Fund, Inc.                                 214,625    1,354,284
Morgan Stanley Emerging Markets Debt Fund, Inc.                    201,929    1,859,766
Senior High Income Portfolio, Inc.                                  27,475      159,905
                                                                           ------------
                                                                              3,846,473
                                                                           ------------

TOTAL MUTUAL FUNDS
 (Identified Cost $3,709,898)                                                 3,846,473
                                                                           ------------

                                                          PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 28.9% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.250% to be repurchased at $182,335,331
on 4/01/05 collateralized by $75,530,000 U.S. Treasury
Bond, 6.250% due 8/15/23 with a value of
$88,424,633; $55,235,000 U.S. Treasury Bond,
6.000% due 2/15/26 with a value of $63,551,955;
$100,000 U.S. Treasury Bond, 5.500% due 8/15/28
with a value of $109,215; and $25,000,000 U.S.
Treasury Bond, 7.625% due 2/15/26 with a value of
$33,891,850                                                  $ 182,329,000  182,329,000

                                                                     SHARES       VALUE (a)
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED
State Street Navigator Securities Lending Prime Portfolio(h)    798,930,849 $  798,930,849
                                                                            --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $981,259,849)                                                981,259,849
                                                                            --------------

TOTAL INVESTMENTS - 125.2%
 (Identified Cost $4,038,525,238)(b)                                         4,247,523,354
 Other Assets Less Liabilities--(25.2)%                                       (856,064,816)
                                                                            --------------

TOTAL NET ASSETS - 100%                                                     $3,391,458,538
                                                                            --------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information: At March 31, 2005, the net unrealized appreciation on investments based on cost of $4,050,813,371 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
   for all securities in which there is an
   excess of value over tax cost                  $ 227,216,713
   Aggregate gross unrealized depreciation
   for all securities in which there is an
   excess of tax cost over value                   (30,506,730)
                                                  -------------
   Net unrealized appreciation                    $ 196,709,983
                                                  -------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $128,266,517 of which $23,727,492 expires on September 30, 2010 and $104,539,025 expires on September 30, 2011. These amounts may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(f)Variable rate security. The Rate as of March 31, 2005 is disclosed.
(g)All or a portion of this security was on loan to brokers at March 31, 2005.
(h)Represents investment of securities lending collateral .
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $234,705,494 or 6.92% of total net assets.
GDSGlobal Depositary Shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: Great British Pound; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; THB: Thailand Baht; USD: United States Dollar; ZAR: South African Rand

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                        Treasuries                20.8%
                        Sovereigns                13.7
                        Foreign Local Governments  7.8
                        Government Agencies        7.7
                        Technology                 5.5
                        Supranational              5.1
                        Wirelines                  3.8
                        Banking                    3.1
                        Electric                   2.9
                        Sovereigns Non-Callable    2.8
                        Transportation Services    2.7
                        Other, less than 2% each  20.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES FIXED INCOME FUND


                                                      PRINCIPAL AMOUNT   VALUE (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - 95.7% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 93.3%

AIRLINES - 2.1%
American Airlines, Inc., 6.978%, 4/01/2011        USD          601,645 $   608,868
Continental Airlines, Inc., 6.703%, 12/15/2022                 604,931     578,605
Continental Airlines, Inc., 8.000%, 12/15/2005(f)              750,000     738,750
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                             202,765     198,959
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                             911,691     865,272
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                           1,688,702   1,646,505
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                            411,890     402,673
Northwest Airlines Corp., 7.875%, 3/15/2008                    325,000     201,500
Northwest Airlines Corp., 8.875%, 6/01/2006                    535,000     452,075
US Airways, 6.850%, 1/30/2018                                1,836,121   1,834,489
                                                                       -----------
                                                                         7,527,696
                                                                       -----------
ASSET-BACKED SECURITIES - 0.2%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                   725,000     673,673
                                                                       -----------
AUTOMOTIVE - 3.8%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                  2,350,000   2,373,500
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029                                           3,380,000   2,685,850
Ford Motor Co., 6.375%, 2/01/2029                              725,000     596,402
Ford Motor Co., 6.625%, 10/01/2028                           3,650,000   3,061,634
General Motors Acceptance Corp.,
 3.610%, 7/16/2007                                             500,000     471,058
General Motors Acceptance Corp.,
 3.700%, 3/20/2007                                           2,750,000   2,616,006
General Motors Acceptance Corp.,
 5.625%, 5/15/2009(f)                                        1,500,000   1,368,409
General Motors Acceptance Corp.,
 6.375%, 12/07/2007                               GBP          300,000     528,706
General Motors Acceptance Corp.,
 6.875%, 8/28/2012(f)                             USD          200,000     178,199
General Motors Nova Finance, 8.875%, 7/10/2023    GBP          100,000     158,584
                                                                       -----------
                                                                        14,038,348
                                                                       -----------
BANKING - 3.5%
Barclays Financial LLC, 4.100%, 3/22/2010, 144A   THB      192,000,000   4,801,963
Barclays Financial LLC, 4.160%, 2/22/2010, 144A            175,000,000   4,393,788
CIT Group, Inc., 5.500%, 12/01/2014               GBP        2,000,000   3,737,786
                                                                       -----------
                                                                        12,933,537
                                                                       -----------
BROKERAGE - 0.3%
Morgan Stanley, 5.375%, 11/14/2013                             500,000     949,063
                                                                       -----------
CHEMICALS - 0.9%
Borden, Inc., 7.875%, 2/15/2023                   USD        2,625,000   2,388,750
Borden, Inc., 9.200%, 3/15/2021                                750,000     757,500
                                                                       -----------
                                                                         3,146,250
                                                                       -----------
CONSUMER PRODUCTS - 0.4%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                       1,250,000   1,340,478
                                                                       -----------

                                                    PRINCIPAL AMOUNT   VALUE (a)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - 3.7%
AES Corp., 7.750%, 3/01/2014                    USD          480,000 $   495,600
AES Corp., 8.875%, 11/01/2027                              1,300,000   1,378,000
AES Corp., 9.375%, 9/15/2010(f)                              100,000     110,250
Calpine Corp., 7.750%, 4/15/2009                             250,000     172,500
Calpine Corp., 7.875%, 4/01/2008(f)                          550,000     398,750
Calpine Corp., 8.500%, 2/15/2011(f)                        1,116,000     786,780
Calpine Corp., 8.625%, 8/15/2010(f)                          500,000     348,750
Calpine Corp., 8.750%, 7/15/2013, 144A(f)                     15,000      11,325
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                         1,589,000   1,721,383
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 8.350%, 8/01/2013                           500,000     560,507
Enersis SA, 7.400%, 12/01/2016                             4,000,000   4,159,156
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                   1,415,039   1,455,948
Quezon Power Philippines Co.,
 8.860%, 6/15/2017                                         1,651,650   1,536,035
Tiverton Power Associates Ltd.,
 9.000%, 7/15/2018, 144A                                     456,952     342,714
                                                                     -----------
                                                                      13,477,698
                                                                     -----------
FOREIGN AGENCY - 0.6%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022(f)                                        250,000     284,062
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023, 144A                                  1,400,000   1,585,500
Pemex Project Funding Master Trust,
 9.250%, 3/30/2018, 144A                                     400,000     480,000
                                                                     -----------
                                                                       2,349,562
                                                                     -----------
FOREIGN LOCAL GOVERNMENTS - 17.2%
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012    MXN      132,000,000  10,913,828
Province of Alberta, 5.930%, 9/16/2016          CAD        1,223,372   1,098,229
Province of British Columbia, Zero Coupon Bond,
 8/23/2013                                                11,700,000   6,585,656
Province of British Columbia,
 5.250%, 12/01/2006                                        1,615,000   1,378,814
Province of British Columbia, 6.000%, 6/09/2008            1,000,000     886,415
Province of British Columbia,
 6.250%, 12/01/2009                                        7,025,000   6,382,109
Province of Manitoba, 5.750%, 6/02/2008                   14,515,000  12,762,882
Province of Ontario, 3.500%, 9/08/2006                       940,000     780,625
Province of Ontario, 5.900%, 3/08/2006                    18,885,000  16,017,009
Province of Saskatchewan, 5.500%, 6/02/2008                6,960,000   6,076,300
                                                                     -----------
                                                                      62,881,867
                                                                     -----------
GOVERNMENT AGENCIES - 4.2%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007(f)                           USD        1,000,000     977,611
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                              SGD        1,500,000     923,851
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                             USD          275,098     270,115
Federal National Mortgage Association, Zero
 Coupon Bond, 10/29/2007                        NZD        5,950,000   3,569,390

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                      PRINCIPAL AMOUNT   VALUE (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

GOVERNMENT AGENCIES - CONTINUED
Federal National Mortgage Association,
 2.290%, 2/19/2009                                SGD       16,000,000 $ 9,524,211
                                                                       -----------
                                                                        15,265,178
                                                                       -----------
HEALTHCARE - 2.1%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                               USD        2,750,000   2,625,505
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                           2,100,000   2,135,817
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                           1,000,000   1,028,290
HCA, Inc., 6.250%, 2/15/2013                                 1,000,000     992,206
HCA, Inc., 7.500%, 11/06/2033                                1,000,000   1,018,201
                                                                       -----------
                                                                         7,800,019
                                                                       -----------
INDEPENDENT/ENERGY - 0.1%
Chesapeake Energy Corp.,
 6.375%, 6/15/2015, 144A                                       150,000     148,125
Chesapeake Energy Corp., 6.875%, 1/15/2016                     325,000     328,250
                                                                       -----------
                                                                           476,375
                                                                       -----------
INTEGRATED/ENERGY - 1.5%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                    4,650,000   4,324,500
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A            1,425,000   1,339,500
                                                                       -----------
                                                                         5,664,000
                                                                       -----------
LIFE INSURANCE - 2.7%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD       17,000,000  10,073,404
                                                                       -----------
MEDIA CABLE - 1.2%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                               USD        3,550,000   2,777,875
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                            500,000     383,750
NTL Cable Plc, 9.750%, 4/15/2014, 144A            GBP          250,000     486,134
TCI Communications, Inc., 7.875%, 2/15/2026       USD          550,000     670,986
                                                                       -----------
                                                                         4,318,745
                                                                       -----------
METALS & MINING - 0.2%
AK Steel Corp., 7.750%, 6/15/2012                              250,000     240,625
Murrin Murrin Holdings Property Ltd.,
 9.375%, 8/31/2007(d)                                          200,000           0
Vale Overseas Ltd., 8.250%, 1/17/2034                          520,000     540,800
                                                                       -----------
                                                                           781,425
                                                                       -----------
NON-CAPTIVE DIVERSIFIED - 0.6%
General Electric Capital Corp., 6.125%, 5/17/2012 GBP        1,000,000   1,991,418
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD          250,000     146,986
                                                                       -----------
                                                                         2,138,404
                                                                       -----------
OIL FIELD SERVICES - 0.4%
Pecom Energia SA, 8.125%, 7/15/2010, 144A         USD        1,472,000   1,472,000
                                                                       -----------

                                                     PRINCIPAL AMOUNT   VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 3.7%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028    USD          500,000 $   423,750
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A                 1,000,000   1,015,930
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                          2,000,000   2,060,000
Georgia-Pacific Group, 7.375%, 12/01/2025                   3,000,000   3,135,000
Georgia-Pacific Group, 7.750%, 11/15/2029                   5,515,000   6,011,350
International Paper Co., 4.250%, 1/15/2009                    700,000     690,495
Mead Corp., 6.840%, 3/01/2037                                 100,000     111,004
                                                                      -----------
                                                                       13,447,529
                                                                      -----------
PHARMACEUTICALS - 0.3%
Elan Financial Plc, 7.750%, 11/15/2011, 144A(f)               120,000      89,700
Pharma Services Intermediate Holding Corp.,
 Zero Coupon Bond, (step to 11.500% on
 4/01/09), 4/01/2014, 144A(e)                               1,500,000   1,057,500
                                                                      -----------
                                                                        1,147,200
                                                                      -----------
PIPELINES - 2.6%
Coastal Corp., 6.375%, 2/01/2009                            1,330,000   1,276,800
Coastal Corp., 6.950%, 6/01/2028                              600,000     522,000
El Paso Corp., 7.000%, 5/15/2011                              750,000     720,000
El Paso Energy, 7.800%, 8/01/2031                             250,000     235,000
Southern Natural Gas Co., 7.350%, 2/15/2031                 3,250,000   3,319,517
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028              2,465,000   2,418,715
Williams Cos., Inc., 7.500%, 1/15/2031                      1,000,000   1,050,000
                                                                      -----------
                                                                        9,542,032
                                                                      -----------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045              500,000     405,625
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 0.9%
EOP Operating LP, 7.250%, 2/15/2018                         2,000,000   2,241,652
Highwoods Realty LP, 7.500%, 4/15/2018                        475,000     520,570
Spieker Properties, Inc., 7.350%, 12/01/2017                  500,000     562,987
                                                                      -----------
                                                                        3,325,209
                                                                      -----------
REFINING - 0.3%
Merey Sweeny LP, 8.850%, 12/18/2019, 144A                     852,638     983,168
                                                                      -----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.627%, 10/10/2010             SGD        1,000,000     617,750
                                                                      -----------
RETAILERS - 1.1%
Dillard's, Inc., 7.750%, 7/15/2026               USD        1,025,000   1,081,375
J.C. Penney Co., Inc., 7.125%, 11/15/2023(f)                1,045,000   1,034,550
Woolworth Corp., 8.500%, 1/15/2022                          1,855,000   2,012,675
                                                                      -----------
                                                                        4,128,600
                                                                      -----------
SOVEREIGNS - 11.3%
Canadian Government, 4.500%, 9/01/2007           CAD       16,520,000  14,021,687
Canadian Government, 6.000%, 9/01/2005                      6,235,000   5,223,175
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                            800,000     710,243
Dominican Republic, 9.040%, 1/23/2013, 144A      USD          200,000     182,500
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                                    2,067,750   2,080,922
Republic of Argentina, 8.875%, 3/01/2029(d)                 1,500,000     384,120

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                       PRINCIPAL AMOUNT   VALUE (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Republic of Brazil C Bond, 8.000%, 4/15/2014       USD          417,787 $   414,152
Republic of Brazil, 8.250%, 1/20/2034(f)                      7,370,000   6,544,560
Republic of Brazil, 10.125%, 5/15/2027(f)                     4,877,000   5,120,850
Republic of Brazil, 11.000%, 8/17/2040                          575,000     639,975
Republic of South Africa, 12.500%, 12/21/2006      ZAR        3,020,000     515,681
Republic of Uruguay, 7.875%, 1/15/2033             USD        1,469,894   1,267,784
Republic of Venezuela, 9.250%, 9/15/2027                      4,250,000   4,213,875
SP Powerassets Ltd., 3.730%, 10/22/2010            SGD          250,000     156,286
                                                                        -----------
                                                                         41,475,810
                                                                        -----------
SOVEREIGNS NON-CALLABLE - 1.6%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                 SEK        5,000,000     784,341
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                           10,000,000   1,559,632
Kingdom of Norway, 5.500%, 5/15/2009               NOK       20,000,000   3,413,047
                                                                        -----------
                                                                          5,757,020
                                                                        -----------
SUPRANATIONAL - 7.1%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                                   BRL       30,000,000   6,007,862
International Bank for Reconstruction &
 Development, Zero Coupon Bond, 8/20/2007          NZD       20,850,000  12,680,419
International Bank for Reconstruction &
 Development, 5.500%, 11/03/2008                              9,250,000   6,470,271
International Bank for Reconstruction &
 Development, 8.000%, 5/23/2007                               1,000,000     730,522
                                                                        -----------
                                                                         25,889,074
                                                                        -----------
TECHNOLOGY - 3.1%
Amkor Technology, Inc., 7.125%, 3/15/2011                       625,000     526,563
Arrow Electronics, Inc., 6.875%, 7/01/2013                    3,500,000   3,755,104
Corning, Inc., 6.200%, 3/15/2016                                250,000     251,052
Corning, Inc., 6.850%, 3/01/2029                                250,000     248,062
Lucent Technologies, Inc., 6.450%, 3/15/2029                  4,095,000   3,531,937
Lucent Technologies, Inc., 6.500%, 1/15/2028                    200,000     171,500
Nortel Networks Corp., 6.875%, 9/01/2023                        250,000     230,625
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                              150,000     150,750
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                     1,158,000   1,305,734
Xerox Capital Trust I, 8.000%, 2/01/2027                      1,200,000   1,200,000
                                                                        -----------
                                                                         11,371,327
                                                                        -----------
TEXTILE - 0.7%
Kellwood Co., 7.625%, 10/15/2017                   USD        2,500,000   2,614,825
                                                                        -----------
TRANSPORTATION SERVICES - 1.8%
American President Cos. Ltd., 8.000%, 1/15/2024               2,500,000   2,625,000
Atlas Air, Inc., 9.057%, 7/02/2017                              394,351     361,466
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015            1,326,184   1,074,729
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                  1,490,097   1,473,974
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                  1,500,291   1,233,510
                                                                        -----------
                                                                          6,768,679
                                                                        -----------

                                                           PRINCIPAL AMOUNT    VALUE (a)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TREASURIES - 9.2%
U.S. Treasury Notes, 2.625%, 5/15/2008(f)          USD           17,405,000 $ 16,719,678
U.S. Treasury Notes, 3.000%, 2/15/2008(f)                        17,595,000   17,148,932
                                                                            ------------
                                                                              33,868,610
                                                                            ------------
WIRELINES - 3.6%
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                                3,914,000    3,796,580
Qwest Capital Funding, Inc., 7.000%, 8/03/2009(f)                   825,000      773,437
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                      350,000      295,750
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                      775,000      654,875
Qwest Capital Funding, Inc., 7.900%, 8/15/2010(f)                    50,000       47,875
US West Capital Funding, Inc., 6.500%, 11/15/2018                 2,575,000    2,047,125
US West Capital Funding, Inc., 6.875%, 7/15/2028                  7,200,000    5,580,000
                                                                            ------------
                                                                              13,195,642
                                                                            ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $312,792,214)                                              341,845,822
                                                                            ------------

CONVERTIBLE BONDS - 2.4%

INDEPENDENT/ENERGY - 1.0%
Devon Energy Corp., 4.900%, 8/15/2008                             1,300,000    1,491,750
Devon Energy Corp., 4.950%, 8/15/2008                             1,900,000    2,180,250
                                                                            ------------
                                                                               3,672,000
                                                                            ------------
MEDIA CABLE - 0.1%
Rogers Communications, Inc., 2.000%, 11/26/2005                     500,000      490,000
                                                                            ------------
PHARMACEUTICALS - 0.4%
Chiron Corp., 1.625%, 8/01/2033                                   1,175,000    1,088,344
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                                 200,000      183,500
                                                                            ------------
                                                                               1,271,844
                                                                            ------------
TECHNOLOGY - 0.9%
Amkor Technology, Inc., 5.000%, 3/15/2007(f)                        900,000      788,625
Corning, Inc., 3.500%, 11/01/2008                                 1,317,000    1,503,026
Maxtor Corp., 5.750%, 3/01/2012                                     287,000      249,690
Nortel Networks Corp., 4.250%, 9/01/2008                            400,000      370,000
Richardson Electronics, 7.750%, 12/15/2011, 144A                    263,000      258,398
SCI Systems, Inc., 3.000%, 3/15/2007                                200,000      192,750
                                                                            ------------
                                                                               3,362,489
                                                                            ------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                                119,000      115,430
                                                                            ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $7,872,177)                                                  8,911,763
                                                                            ------------

TOTAL BONDS AND NOTES
 (Identified Cost $320,664,391)                                              350,757,585
                                                                            ------------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                         SHARES  VALUE (a)
--------------------------------------------------------------------------

COMMON STOCKS - 0.3% OF TOTAL NET ASSETS

ELECTRONICS - 0.2%
Corning, Inc.(c)                                         69,043 $  768,449
                                                                ----------
OIL & GAS - 0.1%
Pogo Producing Co.                                        8,652    426,024
                                                                ----------

TOTAL COMMON STOCKS
 (Identified Cost $874,563)                                      1,194,473
                                                                ----------

PREFERRED STOCKS - 2.0% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.5%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                              3,000    132,750
                                                                ----------
ELECTRIC - 0.5%
Del Marva Power & Light Co., 4.000%                         434     29,512
Entergy Louisiana, Inc., 4.440%(f)                          830     57,270
Entergy New Orleans, Inc., 4.360%                            90      6,390
Entergy New Orleans, Inc., 4.750%                         2,876    223,034
MDU Resources Group, Inc., 5.100%                           585     58,500
Pacific Gas & Electric Co., 6.570%                       29,750    752,675
Public Service Electric & Gas Co., 4.180%                 1,950    156,000
Union Electric Co., 4.500%                                6,500    546,000
Xcel Energy, Inc., 4.110%                                   100      7,700
                                                                ----------
                                                                 1,837,081
                                                                ----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $1,273,113)                                    1,969,831
                                                                ----------

CONVERTIBLE PREFERRED STOCKS - 1.5%

CONSUMER PRODUCTS - 0.3%
Newell Financial Trust I, 5.250%                         22,500  1,035,000
                                                                ----------
ELECTRIC UTILITIES - 0.0%
AES Trust III, 6.750%                                     3,000    142,500
                                                                ----------
LODGING - 0.1%
Host Marriott Financial Trust, 7.750%                     5,000    276,250
                                                                ----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 4.750%                              4,250    176,587
                                                                ----------
TECHNOLOGY - 0.4%
Lucent Technologies Capital Trust, 7.750%(f)              1,500  1,558,500
                                                                ----------
WIRELINES - 0.6%
Philippine Long Distance Telephone Co., $3.50, GDS       47,750  2,339,750
                                                                ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $4,116,097)                                    5,528,587
                                                                ----------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,389,210)                                    7,498,418
                                                                ----------

                                                          PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 15.5% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp., dated
3/31/05 at 1.250% to be repurchased at $2,717,094
on 4/1/05 collateralized by $2,410,000 U.S. Treasury
Bond, 6.000% due 2/15/26 with a value of
$2,772,883                                                     $ 2,717,000 $2,717,000

                                                        SHARES
----------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                        54,048,126    54,048,126
                                                               -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $56,765,126)                                    56,765,126
                                                               -------------

TOTAL INVESTMENTS - 113.5%
 (Identified Cost $383,693,290)(b)                               416,215,602
 Other Assets Less Liabilities--(13.5)%                         (49,597,582)
                                                               -------------

TOTAL NET ASSETS - 100%                                        $ 366,618,020
                                                               -------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $385,045,920 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
   for all securities in which there is an
   excess of value over tax cost                                                      $ 35,992,312
   Aggregate gross unrealized depreciation
   for all securities in which there is an
   excess of tax cost over value                                                       (4,822,630)
                                                                                      ------------
   Net unrealized appreciation                                                        $ 31,169,682
                                                                                      ------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $19,564,019 which expires on September 30, 2011. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(f)All or a portion of this security was on loan to brokers at March 31, 2005.
(g)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $37,888,753 or 10.33% of total net assets.
GDSGlobal Depository Share is a certificate issued by a custodian bank representing the right to receive securities of a foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
   BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: Great British Pound; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar;
   SEK: Swedish Krona; SGD: Singapore Dollar; THB: Thai Baht; USD: United States Dollar; ZAR: South African Rand

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Foreign Local Governments 17.2%
Sovereigns                11.3
Treasuries                 9.2
Supranational              7.1
Technology                 4.4
Wirelines                  4.2
Electric                   4.2
Government Agencies        4.2
Automotive                 3.8
Paper                      3.7
Banking                    3.5
Life Insurance             2.7
Pipelines                  2.6
Healthcare                 2.1
Airlines                   2.1
Other, less than 2% each  15.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES GLOBAL BOND FUND


                                                  PRINCIPAL AMOUNT   VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - 96.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 96.1%

AUSTRALIA - 3.0%
Queensland Treasury Corp., 6.000%, 7/14/2009  AUD       25,080,000 $19,532,833
Queensland Treasury Corp., 8.000%, 9/14/2007            17,965,000  14,598,678
                                                                   -----------
                                                                    34,131,511
                                                                   -----------
AUSTRIA - 1.0%
Republic of Austria, 3.250%, 1/27/2006        CHF        5,795,000   4,936,638
Republic of Austria, 4.500%, 9/28/2005        JPY      160,000,000   1,524,241
Republic of Austria, 5.000%, 7/15/2012        EUR        3,360,000   4,803,704
                                                                   -----------
                                                                    11,264,583
                                                                   -----------
BELGIUM - 1.7%
Kingdom of Belgium, 3.750%, 3/28/2009                   14,705,000  19,667,436
                                                                   -----------
BRAZIL - 1.2%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013  USD        2,500,000   2,862,500
Republic of Brazil C Bond, 8.000%, 4/15/2014             3,860,467   3,826,881
Republic of Brazil, 8.250%, 1/20/2034(c)                 4,200,000   3,729,600
Republic of Brazil, 8.750%, 2/04/2025(c)                 2,800,000   2,618,000
                                                                   -----------
                                                                    13,036,981
                                                                   -----------
CANADA - 3.9%
Abitibi-Consolidated, Inc., 7.750%, 6/15/2011            4,100,000   4,018,000
Avenor, Inc., 10.850%, 11/30/2014             CAD        4,375,000   4,348,094
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                                 5,490,000   4,658,297
Government of Quebec, 5.625%, 6/21/2011       EUR        3,500,000   5,103,929
Province of Ontario, 5.700%, 12/01/2008       CAD       10,705,000   9,440,575
Province of Ontario, 6.250%, 12/03/2008       NZD        6,025,000   4,201,117
Province of Saskatchewan, 5.750%, 3/05/2029   CAD        2,820,000   2,525,331
Rogers Cable, Inc., 5.500%, 3/15/2014         USD        1,125,000   1,032,188
Rogers Wireless, Inc., 6.375%, 3/01/2014                 1,855,000   1,799,350
Rogers Wireless, Inc., 7.625%, 12/15/2011     CAD        3,410,000   2,931,515
Shaw Communications, Inc., 7.500%, 11/20/2013            3,875,000   3,467,400
Teck Cominco Ltd., 7.000%, 9/15/2012          USD          927,000   1,008,256
                                                                   -----------
                                                                    44,534,052
                                                                   -----------
CAYMAN ISLAND - 0.8%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A              3,110,000   3,159,542
Enersis SA, 7.400%, 12/01/2016                             400,000     415,916
Hutchison Whampoa International Ltd.,
 7.450%, 11/24/2033, 144A                                1,575,000   1,733,880
Vale Overseas Ltd., 8.250%, 1/17/2034                    3,465,000   3,603,600
                                                                   -----------
                                                                     8,912,938
                                                                   -----------
CHILE - 0.3%
Empresa Nacional de Electricidad SA (Endesa-
 Chile), 7.875%, 2/01/2027                               2,900,000   3,141,605
Empresa Nacional de Electricidad SA (Endesa-
 Chile), 8.350%, 8/01/2013                                 450,000     504,457
                                                                   -----------
                                                                     3,646,062
                                                                   -----------
COLOMBIA - 0.8%
Bavaria SA, 8.875%, 11/01/2010, 144A                     4,755,000   5,182,950
Republic of Colombia, 8.125%, 5/21/2024(c)               2,000,000   1,820,000
Republic of Columbia, 11.750%, 3/01/2010      COP    3,775,000,000   1,584,016
                                                                   -----------
                                                                     8,586,966
                                                                   -----------

                                                    PRINCIPAL AMOUNT    VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

DENMARK - 0.5%
Kingdom of Denmark, 4.000%, 8/15/2008           DKK       32,000,000 $  5,783,245
                                                                     ------------
FINLAND - 1.4%
Republic of Finland, 5.000%, 7/04/2007          EUR       11,720,000   16,002,975
                                                                     ------------
GERMANY - 13.0%
Bundesobligation, 4.000%, 2/16/2007                       35,275,000   46,978,786
Eurohypo AG - Europaeische Hypothekenbank
 der Deutschen Bank, 4.000%, 2/01/2007                     3,465,000    4,609,799
Hypothekenbank in Essen AG,
 5.250%, 1/22/2008                                         5,455,000    7,540,492
Kreditanstalt Wiederauf, 5.250%, 1/04/2010                 8,925,000   12,684,391
Munchener Hypothekenbank eG,
 5.000%, 1/16/2012                                         8,435,000   11,985,194
Republic of Germany, 3.250%, 4/17/2009                    31,270,000   41,049,036
Republic of Germany, 5.000%, 1/04/2012                    15,100,000   21,588,839
                                                                     ------------
                                                                      146,436,537
                                                                     ------------
IRELAND - 2.5%
Depfa ACS Bank, 0.750%, 9/22/2008               JPY    1,590,000,000   15,050,428
Republic of Ireland, 4.600%, 4/18/2016          EUR        9,195,000   12,901,741
                                                                     ------------
                                                                       27,952,169
                                                                     ------------
ITALY - 4.1%
Republic of Italy, 0.375%, 10/10/2006           JPY    4,232,000,000   39,663,241
Republic of Italy, 3.625%, 1/10/2006            CHF        2,600,000    2,218,006
Republic of Italy, 3.800%, 3/27/2008            JPY      399,000,000    4,111,120
                                                                     ------------
                                                                       45,992,367
                                                                     ------------

LUXEMBOURG - 0.4%
Telecom Italia Capital, 4.950%, 9/30/2014, 144A USD        5,040,000    4,827,846
                                                                     ------------
MEXICO - 2.1%
America Movil SA de CV, 4.125%, 3/01/2009                  3,385,000    3,255,419
Government of Mexico, 6.750%, 6/06/2006         JPY      924,000,000    9,252,498
Innova S de RL, 9.375%, 9/19/2013               USD        4,265,000    4,723,487
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012    MXN       60,000,000    4,960,831
United Mexican States, 5.375%, 6/10/2013        EUR          800,000    1,073,543
United Mexican States, 8.375%, 1/14/2011        USD          750,000      853,125
                                                                     ------------
                                                                       24,118,903
                                                                     ------------
NETHERLANDS - 3.3%
Deutsche Telekom AG, 5.250%, 5/20/2008          EUR        1,675,000    2,309,624
Diageo Capital BV, 3.875%, 1/06/2009                       1,545,000    2,055,005
E. On International Finance, Series EMTN,
 5.750%, 5/29/2009                                           965,000    1,373,271
Kingdom of Netherlands, 5.500%, 1/15/2028                 16,545,000   25,890,156
RWE Finance BV, 6.125%, 10/26/2012                         1,410,000    2,119,252
Volkswagen International Finance NV,
 4.875%, 5/22/2013                                         2,500,000    3,430,673
                                                                     ------------
                                                                       37,177,981
                                                                     ------------
NORWAY - 1.7%
Eksportfinans ASA, 2.500%, 12/28/2005           CHF        4,030,000    3,408,614
Kingdom of Norway, 5.500%, 5/15/2009            NOK       92,400,000   15,768,279
                                                                     ------------
                                                                       19,176,893
                                                                     ------------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                 PRINCIPAL AMOUNT   VALUE (a)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

POLAND - 1.0%
Republic of Poland, Series 2BR,
 1.020%, 6/09/2009                           JPY    1,200,000,000 $11,389,394
                                                                  -----------
REPUBLIC OF SOUTH KOREA - 0.0%
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                    USD          500,000     563,788
                                                                  -----------
SINGAPORE - 3.0%
Government of Singapore, 3.625%, 7/01/2011   SGD       18,075,000  11,441,620
Government of Singapore, 4.625%, 7/01/2010             27,975,000  18,516,217
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                          EUR        1,395,000   2,047,873
SP Powerassets Ltd., 3.730%, 10/22/2010      SGD        2,340,000   1,462,839
                                                                  -----------
                                                                   33,468,549
                                                                  -----------
SOUTH AFRICA - 0.1%
Republic of South Africa, 5.250%, 5/16/2013  EUR          800,000   1,077,069
                                                                  -----------
SPAIN - 3.8%
Government of Spain, 3.600%, 1/31/2009                 22,300,000  29,657,157
Kingdom of Spain, 3.100%, 9/20/2006          JPY    1,390,000,000  13,537,670
                                                                  -----------
                                                                   43,194,827
                                                                  -----------
SUPRANATIONAL - 1.2%
European Investment Bank, 2.125%, 9/20/2007           240,000,000   2,346,847
European Investment Bank, 3.000%, 9/20/2006           465,000,000   4,517,225
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                             BRL       27,100,000   5,427,102
Nordic Investment Bank, 5.250%, 4/20/2006    SEK        6,000,000     873,851
                                                                  -----------
                                                                   13,165,025
                                                                  -----------
SWEDEN - 4.2%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                    150,570,000  23,619,658
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                    110,875,000  17,292,417
Stena AB, 7.000%, 12/01/2016                 USD        2,610,000   2,414,250
Stena AB, 7.500%, 11/01/2013                            2,855,000   2,826,450
Volvo Treasury AB, 6.000%, 2/09/2007         EUR          620,000     850,467
                                                                  -----------
                                                                   47,003,242
                                                                  -----------
UNITED KINGDOM - 7.4%
MBNA Europe Funding Plc, 6.500%, 3/27/2007   EUR        3,725,000   5,167,982
NGG Finance Plc, 6.125%, 8/23/2011                      1,325,000   1,952,087
Pearson Plc, 6.125%, 2/01/2007                            640,000     878,950
Permanent Finance Plc, 5.100%, 6/10/2009                3,011,000   4,095,299
Scottish Power UK Plc, Series EMTN,
 6.625%, 1/14/2010                           GBP        1,860,000   3,709,820
Standard Chartered Bank, 6.750%, 4/27/2009                800,000   1,593,935
United Kingdom Treasury, 5.000%, 3/07/2012             19,310,000  37,133,423
United Kingdom Treasury, 5.000%, 3/07/2025              7,300,000  14,421,431
United Kingdom Treasury, 6.250%, 11/25/2010             5,995,000  12,213,575
WPP Group Plc, 6.000%, 6/18/2008             EUR        1,465,000   2,065,633
                                                                  -----------
                                                                   83,232,135
                                                                  -----------

                                                     PRINCIPAL AMOUNT   VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - 33.5%
Agco Corp., 6.875%, 4/15/2014                    EUR        3,115,000 $ 4,240,689
American Standard, Inc., 7.125%, 6/01/2006                    325,000     442,447
American Standard, Inc., 8.250%, 6/01/2009       GBP          325,000     664,187
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                         SGD       16,300,000   9,658,616
Barclays Financial LLC, 4.100%, 3/22/2010, 144A  THB      179,000,000   4,476,830
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           179,000,000   4,494,218
Carolina Power & Light Co., 5.150%, 4/01/2015    USD        4,150,000   4,128,856
CIT Group, Inc., 5.500%, 12/01/2014              GBP        2,785,000   5,204,867
Citi Credit Card Issuance Trust,
 5.375%, 4/10/2013                               EUR        4,068,000   5,840,497
Corning, Inc., 5.900%, 3/15/2014                 USD        1,675,000   1,669,644
Corning, Inc., 6.200%, 3/15/2016                            3,110,000   3,123,093
Corning, Inc., 6.750%, 9/15/2013                              400,000     423,675
Couche-Tard US/Finance, 7.500%, 12/15/2013                  3,500,000   3,675,000
Daimlerchrysler Auto Trust, Series 2005-A, Class
 A4, 3.740%, 2/08/2010                                      9,300,000   9,159,421
Del Monte Corp., 6.750%, 2/15/2015, 144A                    4,390,000   4,280,250
EOP Operating LP, 4.650%, 10/01/2010                        8,135,000   7,951,962
Equistar Chemicals LP, 6.500%, 2/15/2006                    2,590,000   2,615,900
Federal Farm Credit Bank, 2.125%, 7/17/2006                10,000,000   9,784,870
Federal Farm Credit Bank, 3.375%, 7/15/2008                16,120,000  15,670,961
Federal Farm Credit Bank, 4.125%, 4/15/2009                 9,185,000   9,093,729
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                               SGD        4,500,000   2,771,555
Federal National Mortgage Association,
 1.750%, 3/26/2008                               JPY    3,280,000,000  31,927,536
Federal National Mortgage Association,
 2.125%, 10/09/2007                                       360,000,000   3,518,148
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD       15,500,000   9,226,579
First Industrial LP, 6.875%, 4/15/2012           USD        1,650,000   1,791,149
Ford Motor Credit Co., 5.700%, 1/15/2010(c)                   825,000     777,114
General Electric Capital Corp.,
 0.100%, 12/20/2005                              JPY    1,608,000,000  14,997,695
General Electric Capital Corp., Series EMTN,
 1.400%, 11/02/2006                                       713,000,000   6,775,672
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                               SGD        2,250,000   1,322,877
General Motors Acceptance Corp.,
 8.000%, 11/01/2031                              USD        1,650,000   1,436,891
HCA, Inc., 5.250%, 11/06/2008                               3,040,000   3,036,808
HCA, Inc., 7.500%, 11/06/2033                               3,015,000   3,069,876
Honda Auto Receivables Owner Trust, Series
 2005-1, Class A4, 3.820%, 5/21/2010                        8,850,000   8,698,902
John Deere Capital Corp., 3.900%, 1/15/2008                 2,535,000   2,497,018
Lear Corp., 8.125%, 4/01/2008                    EUR        2,504,000   3,571,216
Lehman Brothers Holdings, Inc.,
 4.000%, 1/22/2008(c)                                       2,175,000   2,146,762
Lubrizol Corp., 4.625%, 10/01/2009               USD        5,295,000   5,216,004
McDonald's Corp., 3.627%, 10/10/2010             SGD          500,000     308,875
Morgan Stanley, 5.375%, 11/14/2013               GBP        1,960,000   3,720,325
News America Holdings, Inc., 8.625%, 2/07/2014   AUD        1,240,000     951,115
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                               USD        5,600,000   6,053,600
Phillips-Van Heusen Corp., 7.250%, 2/15/2011                4,060,000   4,120,900

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                        PRINCIPAL AMOUNT      VALUE (a)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Premcor Refining Group, Inc., 6.750%, 2/01/2011     USD        2,010,000 $    2,055,225
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(c)                                          1,035,000        965,138
Qwest Corp., 7.875%, 9/01/2011, 144A                           2,340,000      2,410,200
Russell Corp., 9.250%, 5/01/2010                               3,790,000      4,026,875
Smithfield Foods, Inc., 7.000%, 8/01/2011                      4,990,000      5,108,512
U.S. Treasury Notes, 1.875%, 12/31/2005(c)                     9,000,000      8,906,481
U.S. Treasury Notes, 2.500%, 10/31/2006(c)                    28,285,000     27,767,922
U.S. Treasury Notes, 2.625%, 11/15/2006(c)                     8,600,000      8,453,869
U.S. Treasury Notes, 2.875%, 11/30/2006(c)                     1,180,000      1,163,959
U.S. Treasury Notes, 4.000%, 2/15/2015                        20,395,000     19,595,128
U.S. Treasury Notes, 5.750%, 8/15/2010(c)                     36,565,000     39,238,816
U.S. Treasury Notes, 6.875%, 5/15/2006(c)                     21,880,000     22,677,416
Union Oil Company of California,
 5.050%, 10/01/2012                                            2,165,000      2,178,287
Union Pacific Corp., 3.875%, 2/15/2009                         2,175,000      2,111,742
Valeant Pharmaceuticals International,
 7.000%, 12/15/2011                                            1,450,000      1,464,500
Williams Cos., Inc., 7.875%, 9/01/2021                         2,705,000      2,948,450
Xerox Corp., 6.875%, 8/15/2011                                 2,230,000      2,271,813
                                                                         --------------
                                                                            377,880,662
                                                                         --------------
VENEZUELA - 0.1%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A             1,310,000      1,218,300
                                                                         --------------
VIRGIN ISLANDS - 0.1%
First Citizens St. Lucia, 5.125%, 2/14/2011, 144A              1,515,000      1,491,124
                                                                         --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $1,066,416,194)                                         1,084,933,560
                                                                         --------------

TOTAL BONDS AND NOTES
 (Identified Cost $1,066,416,194)                                         1,084,933,560
                                                                         --------------

SHORT-TERM INVESTMENTS - 4.8% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 3/31/05 at 1.250% to be repurchased at
$25,744,894 on 4/01/05 collateralized by
$22,430,000 U.S. Treasury Bond,
6.250% due 8/15/23 with a value of $26,259,294                25,744,000     25,744,000
                                                                         --------------

                                                                  SHARES
---------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(d)                                                 28,625,148     28,625,148
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $54,369,148)                                               54,369,148
                                                                         --------------

TOTAL INVESTMENTS - 100.9%
 (Identified Cost $1,120,785,342)(b)                                      1,139,302,708
 Other Assets Less Liabilities--(0.9)%                                      (9,794,339)
                                                                         --------------

TOTAL NET ASSETS - 100%                                                  $1,129,508,369
                                                                         --------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information: At March 31, 2005, the net unrealized appreciation on investments based on cost of $1,125,828,150 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
   for all securities in which there is an
   excess of value over tax cost                                                      $  25,277,088
   Aggregate gross unrealized depreciation
   for all securities in which there is an
   excess of tax cost over value                                                       (11,802,530)
                                                                                      -------------
   Net unrealized appreciation                                                        $  13,474,558
                                                                                      -------------

(c)All or a portion of this security was on loan to brokers at March 31, 2005.
(d)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $48,155,841 or 4.26% of total net assets.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; CHF: Swiss Franc; COP: Colombian Peso; DKK: Danish Krone;
   EUR: Euro; GBP: Great British Pound; JPY: Japanese Yen; MXN: Mexican Peso;
   NOK: Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD:
   Singapore Dollar; THB Thailand Bhat; USD: United States Dollar

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

  Sovereigns                                                             34.7%
  Treasuries                                                             11.3
  Sovereigns Non-Callable                                                 8.0
  Government Agencies                                                     7.3
  Foreign Local Governments                                               4.9
  Pfandbriefe Jumbo Oeffenliche (German Collateralized Loan Obligations)  2.1
  Non-Captive Diversified                                                 2.0
  Banking                                                                 2.0
  Other, less than 2% each                                               23.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND


                                                    PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - 88.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 81.6%

AIRLINES - 1.8%
American Airlines, Inc., 6.978%, 4/01/2011      USD          105,288 $  106,552
Continental Airlines, Inc., 8.000%, 12/15/2005               150,000    147,750
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                           352,244    334,310
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                           308,909    301,190
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                          494,268    483,207
Continental Airlines, Inc., Series 2000-2,
 8.307%, 10/02/2019                                          203,031    174,411
Northwest Airlines Corp., Series 992 B,
 7.950%, 3/01/2015                                           218,318    177,793
                                                                     ----------
                                                                      1,725,213
                                                                     ----------
AUTOMOTIVE - 1.2%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                  350,000    353,500
Dana Corp., 5.850%, 1/15/2015, 144A                           10,000      8,809
Dana Corp., 7.000%, 3/01/2029(g)                              30,000     26,346
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029                                           900,000    715,167
GMAC Canada Ltd., 6.625%, 12/17/2010            GBP           25,000     41,779
                                                                     ----------
                                                                      1,145,601
                                                                     ----------
BANKING - 2.7%
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB       52,000,000  1,300,532
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           50,000,000  1,255,368
                                                                     ----------
                                                                      2,555,900
                                                                     ----------
CHEMICALS - 5.3%
Borden, Inc., 7.875%, 2/15/2023                              999,000    909,090
Borden, Inc., 9.200%, 3/15/2021                            2,231,000  2,253,310
IMC Global, Inc., 7.300%, 1/15/2028                        1,405,000  1,426,075
IMC Global, Inc., 7.375%, 8/01/2018                          400,000    412,000
                                                                     ----------
                                                                      5,000,475
                                                                     ----------
CONSTRUCTION MACHINERY - 0.6%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013(g)                                       200,000    166,000
United Rentals North America, Inc.,
 7.000%, 2/15/2014                                           395,000    361,425
                                                                     ----------
                                                                        527,425
                                                                     ----------
ELECTRIC - 5.6%
AES Corp., 7.750%, 3/01/2014                               1,185,000  1,223,512
AES Corp., 8.375%, 3/01/2011                    GBP          405,000    768,423
AES Corp., 8.875%, 11/01/2027                   USD          700,000    742,000
Calpine Canada Energy Finance,
 8.750%, 10/15/2007                             CAD          510,000    328,828
Calpine Corp., 7.625%, 4/15/2006                USD           65,000     63,050
Calpine Corp., 7.750%, 4/15/2009                             355,000    244,950
Calpine Corp., 7.875%, 4/01/2008                             350,000    253,750
Calpine Corp., 8.500%, 2/15/2011(g)                        1,260,000    888,300
Calpine Corp., 8.625%, 8/15/2010                             200,000    139,500

                                                      PRINCIPAL AMOUNT  VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - CONTINUED
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                USD          225,000 $  243,745
Quezon Power Philippines Co., 8.860%, 6/15/2017                453,750    421,988
                                                                       ----------
                                                                        5,318,046
                                                                       ----------
FOOD - 0.2%
Friendly Ice Cream Corp., 8.375%, 6/15/2012(g)                 200,000    190,000
                                                                       ----------
FOREIGN AGENCY - 0.3%
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023, 144A                                      275,000    311,437
                                                                       ----------
GOVERNMENT AGENCIES - 1.4%
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                SGD          250,000    153,975
Federal National Mortgage Association,
 2.290%, 2/19/2009                                           2,000,000  1,190,527
                                                                       ----------
                                                                        1,344,502
                                                                       ----------
INTEGRATED/ENERGY - 2.9%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                         USD        1,450,000  1,348,500
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A            1,435,000  1,348,900
                                                                       ----------
                                                                        2,697,400
                                                                       ----------
LIFE INSURANCE - 2.3%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD        3,700,000  2,192,447
                                                                       ----------
MEDIA CABLE - 2.9%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                               USD        1,000,000    782,500
Charter Communications Holdings LLC,
 10.000%, 4/01/2009(g)                                         100,000     81,000
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                            800,000    614,000
NTL Cable Plc, 9.750%, 4/15/2014, 144A            GBP          650,000  1,263,949
                                                                       ----------
                                                                        2,741,449
                                                                       ----------
METALS & MINING - 1.4%
AK Steel Corp., 7.750%, 6/15/2012                 USD          800,000    770,000
Murrin Murrin Holdings Property Ltd.,
 9.375%, 8/31/2007(c)                                          825,000          0
Vale Overseas Ltd., 8.250%, 1/17/2034                          500,000    520,000
                                                                       ----------
                                                                        1,290,000
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 0.5%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD          750,000    440,959
                                                                       ----------
OIL FIELD SERVICES - 0.6%
Pecom Energia SA, 8.125%, 7/15/2010, 144A         USD          600,000    600,000
                                                                       ----------
PACKAGING - 1.0%
Owens-Illinois, Inc., 7.800%, 5/15/2018                        650,000    661,375
Solo Cup Co., 8.500%, 2/15/2014(g)                             250,000    250,000
                                                                       ----------
                                                                          911,375
                                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                     PRINCIPAL AMOUNT   VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 2.2%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008    USD          200,000 $   187,000
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                 250,000     216,250
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                            925,000     952,750
Georgia-Pacific Corp., 7.750%, 11/15/2029                     500,000     545,000
Pope & Talbot, Inc., 8.375%, 6/01/2013                        200,000     210,000
                                                                      -----------
                                                                        2,111,000
                                                                      -----------
PHARMACEUTICALS - 0.5%
Elan Financial Plc, 7.750%, 11/15/2011, 144A(g)               100,000      74,750
Pharma Services Intermediate Holding Corp.,
 Zero Coupon Bond (step up to 11.500% on
 4/01/09), 4/01/2014, 144A(g)                                 500,000     352,500
                                                                      -----------
                                                                          427,250
                                                                      -----------
PIPELINES - 6.7%
Coastal Corp., 6.375%, 2/01/2009                              485,000     465,600
El Paso Corp., 7.000%, 5/15/2011                 EUR          690,000     662,400
El Paso Energy, 7.800%, 8/01/2031                USD          500,000     470,000
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028                850,000     834,040
Williams Cos., Inc., 7.500%, 1/15/2031                      3,725,000   3,911,250
                                                                      -----------
                                                                        6,343,290
                                                                      -----------
RAILROADS - 0.5%
Missouri Pacific Railroad Co.,
 4.750%, 1/01/2020(g)                                          30,000      25,646
Missouri Pacific Railroad Co., 5.000%, 1/01/2045              314,000     254,732
TFM SA de CV, 12.500%, 6/15/2012                              125,000     142,500
                                                                      -----------
                                                                          422,878
                                                                      -----------
RESTAURANTS - 0.5%
McDonald's Corp., 3.627%, 10/10/2010             SGD          750,000     463,313
                                                                      -----------
RETAILERS - 4.2%
Dillard's, Inc., 6.625%, 1/15/2018               USD          500,000     495,000
Dillard's, Inc., 7.000%, 12/01/2028                           350,000     339,500
Dillard's, Inc., 7.130%, 8/01/2018                            500,000     505,000
Dillard's, Inc., 7.750%, 7/15/2026                          1,500,000   1,582,500
Woolworth Corp., 8.500%, 1/15/2022                            910,000     987,350
                                                                      -----------
                                                                        3,909,350
                                                                      -----------
SOVEREIGNS - 12.7%
Dominican Republic, 9.040%, 1/23/2013, 144A                   710,000     647,875
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012     MXN       36,500,000   3,017,839
Republic of Argentina, 8.875%, 3/01/2029(c)      USD          700,000     179,256
Republic of Brazil, 8.250%, 1/20/2034(g)                    2,525,000   2,242,200
Republic of Brazil, 10.125%, 5/15/2027(g)                     675,000     708,750
Republic of Brazil, 10.250%, 6/17/2013                        700,000     761,250
Republic of Brazil C Bond, 8.000%, 4/15/2014                   27,849      27,607
Republic of Peru, 4.500%, 3/07/2017                           272,250     251,151
Republic of South Africa, 12.500%, 12/21/2006    ZAR          455,000      77,693
Republic of Uruguay, 7.500%, 3/15/2015           USD        1,133,000   1,036,695
Republic of Uruguay, 7.875%, 1/15/2033                      1,031,579     889,737
Republic of Venezuela, 9.250%, 9/15/2027                    2,125,000   2,106,937
                                                                      -----------
                                                                       11,946,990
                                                                      -----------

                                                        PRINCIPAL AMOUNT   VALUE (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SUPRANATIONAL - 2.3%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                                    BRL       11,000,000 $ 2,202,883
                                                                         -----------
TECHNOLOGY - 9.5%
Amkor Technology, Inc., 7.125%, 3/15/2011           USD          250,000     210,625
Amkor Technology, Inc., 7.750%, 5/15/2013(g)                     775,000     651,000
Corning, Inc., 5.900%, 3/15/2014                                 500,000     498,401
Corning, Inc., 6.200%, 3/15/2016                                 400,000     401,684
Corning, Inc., 6.850%, 3/01/2029                                 701,000     695,564
Lucent Technologies, Inc., 6.450%, 3/15/2029(g)                3,415,000   2,945,438
Nortel Networks Corp., 6.875%, 9/01/2023                       1,000,000     922,500
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                             1,975,000   1,984,875
Xerox Corp., 7.200%, 4/01/2026                                   640,000     659,200
                                                                         -----------
                                                                           8,969,287
                                                                         -----------
TRANSPORTATION SERVICES - 6.6%
American President Cos. Ltd., 8.000%, 1/15/2024                2,485,000   2,609,250
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                               915,761     909,169
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015               397,855     322,419
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011               149,828      79,187
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                     434,257     429,558
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                   1,564,590   1,286,374
Bombardier, Inc., 7.350%, 12/22/2026                CAD          600,000     419,115
Bombardier, Inc., 7.450%, 5/01/2034, 144A(g)        USD          250,000     203,750
                                                                         -----------
                                                                           6,258,822
                                                                         -----------
WIRELINES - 5.2%
AT&T Corp., 6.500%, 3/15/2029(g)                                 127,000     130,654
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                             1,100,000   1,067,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                   200,000     169,000
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                 1,400,000   1,183,000
Qwest Capital Funding, Inc.,
 7.900%, 8/15/2010(g)                                            800,000     766,000
Qwest Communications International, Inc.,
 Series B, 7.250%, 11/01/2008                                     25,000      23,375
Qwest Corp., 7.250%, 10/15/2035                                  225,000     201,937
US West Capital Funding, Inc.,
 6.500%, 11/15/2018                                              894,000     710,730
US West Capital Funding, Inc.,
 6.875%, 7/15/2028                                               775,000     600,625
                                                                         -----------
                                                                           4,852,321
                                                                         -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $67,547,723)                                            76,899,613
                                                                         -----------

CONVERTIBLE BONDS - 6.5%

PHARMACEUTICALS - 2.8%
EPIX Pharmaceuticals, Inc., 3.000%, 6/15/2024                    130,000      97,500
Nektar Therapeutics, 3.500%, 10/17/2007                          850,000     807,500
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                              665,000     610,137

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   PRINCIPAL AMOUNT   VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - CONTINUED
Vertex Pharmaceuticals, Inc.,
 5.750%, 2/15/2011, 144A                      USD         1,200,000 $ 1,114,500
                                                                    -----------
                                                                      2,629,637
                                                                    -----------
TECHNOLOGY - 3.7%
Amkor Technology, Inc., 5.000%, 3/15/2007(g)                805,000     705,381
Corning, Inc., 3.500%, 11/01/2008                           448,000     511,280
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                         325,000     243,344
Maxtor Corp., 5.750%, 3/01/2012                           1,655,000   1,439,850
Nortel Networks Corp., 4.250%, 9/01/2008                    425,000     393,125
Richardson Electronics Ltd.,
 7.750%, 12/15/2011, 144A                                   132,000     129,690
                                                                    -----------
                                                                      3,422,670
                                                                    -----------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                         32,000      31,040
                                                                    -----------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(c)                                        75,000           8
                                                                    -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $5,585,626)                                         6,083,355
                                                                    -----------

TOTAL BONDS AND NOTES
 (Identified Cost $73,150,734)                                       82,982,968
                                                                    -----------

                                                             SHARES
-------------------------------------------------------------------------------

COMMON STOCKS - 1.4% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 0.3%
Corning, Inc.(e)                                             23,462     261,132
                                                                    -----------
METALS & MINING - 0.2%
Companhia Vale do Rio Doce, ADR                               5,450     172,274
                                                                    -----------
OIL & GAS - 0.2%
Pogo Producing Co.                                            4,148     204,248
                                                                    -----------
REAL ESTATE - 0.7%
Associated Estates Realty Corp.(g)                           37,750     376,367
Developers Diversified Realty Corp.                           7,125     283,219
                                                                    -----------
                                                                        659,586
                                                                    -----------

TOTAL COMMON STOCKS
 (Identified Cost $1,073,764)                                         1,297,240
                                                                    -----------

PREFERRED STOCKS - 9.0% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.6%

AUTO COMPONENTS - 0.0%
Delphi Trust I, 8.250%(g)                                     2,000      37,200
                                                                    -----------
CONSTRUCTION MACHINERY - 0.3%
United Rentals Trust, 6.500%                                  7,000     309,750
                                                                    -----------

                                                                    SHARES    VALUE (a)
---------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

PIPELINES - 0.3%
El Paso Tennessee Pipeline Co., 8.250%                               5,000 $    252,657
                                                                           ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $526,990)                                                     599,607
                                                                           ------------

CONVERTIBLE PREFERRED STOCKS - 8.4%

AUTOMOTIVE - 2.4%
Cummins Capital Trust I, 7.000%                                     29,500    2,260,437
                                                                           ------------
ELECTRIC UTILITIES - 0.3%
AES Trust III, 6.750%                                                5,000      237,500
CMS Energy Trust I, 7.750%                                             500       25,375
                                                                           ------------
                                                                                262,875
                                                                           ------------
LODGING - 0.4%
Felcor Lodging Trust Inc., $1.95, Series A                             850       21,029
Host Marriott Financial Trust, 7.750%                                6,000      331,500
                                                                           ------------
                                                                                352,529
                                                                           ------------
PACKAGING - 1.2%
Owens-Illinois, Inc., 4.750%                                        28,600    1,188,330
                                                                           ------------
TECHNOLOGY - 0.9%
Lucent Technologies Capital Trust, 7.750%                              800      831,200
                                                                           ------------
WIRELINES - 3.2%
Philippine Long Distance Telephone Co., $3.50 GDS                   61,950    3,035,550
                                                                           ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,085,721)                                                 7,930,921
                                                                           ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,612,711)                                                 8,530,528
                                                                           ------------

                                                          PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 7.7% OF TOTAL NET ASSETS
State Street Navigator Securities Lending Prime
Portfolio(f)                                                     7,245,048    7,245,048
                                                                           ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $7,245,048)                                                 7,245,048
                                                                           ------------

TOTAL INVESTMENTS - 106.2%
 (Identified Cost $87,064,872)(b)                                           100,055,784
 Other Assets Less Liabilities--(6.2)%                                      (5,847,437)
                                                                           ------------

TOTAL NET ASSETS - 100%                                                    $ 94,208,347
                                                                           ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized appreciation on investments based on cost of $87,082,257 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
for all securities in which there is an
excess of value over tax cost                                                            $13,891,350
   Aggregate gross unrealized depreciation
for all securities in which there is an
excess of tax cost over value                                                              (917,823)
                                                                                         -----------
   Net unrealized appreciation                                                           $12,973,527
                                                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

   At September 30, 2004, the Fund had a capital loss carryover of approximately $11,036,989 of which $590,889 expires on September 30, 2009, $3,709,395 expires on September 30, 2010 and $1,736,665 expires on September 30, 2011. These amounts may be available to offset future realized gains, if any, to the extent provided by regulations.
(c)Non-income producing security due to default or bankruptcy filing.
(d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(e)Non-income producing security
(f)Represents investment of securities lending collateral.
(g)All or a portion of this security was on loan to brokers at March 31, 2005. 144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $12,153,007 or 12.90% of total net assets.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading exchanges not located in the United States.
GDSGlobal Depositary Shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: Great British Pound; MXN: Mexican Peso; SGD: Singapore Dollar; USD:
   THB: Thailand Baht; USD: United States Dollar, ZAR: South African Rand

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Technology               14.0%
Sovereigns               12.7
Wirelines                 8.4
Pipelines                 7.0
Transportation Services   6.6
Electric                  5.7
Chemicals                 5.3
Retailers                 4.2
Automotive                3.6
Pharmaceuticals           3.3
Integrated/Energy         2.9
Media Cable               2.9
Banking                   2.7
Life Insurance            2.3
Supranational             2.3
Packaging                 2.2
Paper                     2.2
Other, less than 2% each 10.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


                                                             PRINCIPAL AMOUNT  VALUE (a)
----------------------------------------------------------------------------------------

BONDS AND NOTES - 94.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 94.2%

ASSET-BACKED SECURITIES - 2.3%
Community Program Loan Trust, Series 1987-A,
 Class A4, 4.500%, 10/01/2018                                         300,001 $  299,169
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A2, 3.872%, 3/25/2020                          120,000    118,453
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A3, 4.615%, 2/25/2035                          135,000    132,470
Navistar Financial Corp. Owner Trust,
 Series 2004-B, Class A4, 3.530%, 10/15/2012                          280,000    272,446
                                                                              ----------
                                                                                 822,538
                                                                              ----------
AUTOMOTIVE - 1.5%
Ford Motor Credit Co., 7.000%, 10/01/2013(d)                          200,000    193,743
General Motors Acceptance Corp.,
 5.625%, 5/15/2009                                                    200,000    182,454
General Motors Acceptance Corp.,
 6.875%, 8/28/2012                                                    200,000    178,199
                                                                              ----------
                                                                                 554,396
                                                                              ----------
AUTO LOAN - 5.3%
Americredit Automobile Receivables Trust,
 Series 2004-DF, Class A4, 3.430%, 7/06/2011                          130,000    125,708
Capital Auto Receivables Asset Trust, Series 2004-2,
 Class A3, 3.580%, 1/15/2009                                          365,000    358,950
Capital Auto Receivables Asset Trust, Series 2004-2,
 Class A4, 3.750%, 7/15/2009                                           25,000     24,522
DaimlerChrysler Auto Trust, Series 2004-C,
 Class A4, 3.280%, 12/08/2009                                         250,000    243,663
Honda Auto Receivables Owner Trust, Series 2004-3,
 Class A4, 3.280%, 2/18/2010                                          285,000    275,543
USAA Auto Owner Trust, Series 2004-3, Class A4,
 3.530%, 6/15/2011                                                    415,000    405,728
WFS Financial Owner Trust, Series 2004-2,
 Class A4, 3.540%, 11/21/2011                                         500,000    493,195
                                                                              ----------
                                                                               1,927,309
                                                                              ----------
BANKING - 3.0%
Citigroup, Inc., 3.500%, 2/01/2008                                    115,000    112,290
J.P. Morgan Chase & Co., 3.625%, 5/01/2008                            500,000    487,793
MBNA Corp., 4.625%, 9/15/2008                                         500,000    497,745
                                                                              ----------
                                                                               1,097,828
                                                                              ----------
BEVERAGES - 1.1%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                          350,000    400,750
                                                                              ----------
BROKERAGE - 1.4%
Goldman Sachs Group, Inc., 4.125%, 1/15/2008(d)                       500,000    495,786
                                                                              ----------
CHEMICALS - 1.0%
Lubrizol Corp., 4.625%, 10/01/2009                                    360,000    354,629
                                                                              ----------
CONSTRUCTION MACHINERY - 0.6%
Caterpillar Financial Services Corp.,
 3.100%, 5/15/2007                                                    235,000    229,536
                                                                              ----------
CONSUMER PRODUCTS - 0.7%
Bausch & Lomb, Inc., 6.500%, 8/01/2005                                250,000    252,248
                                                                              ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                            PRINCIPAL AMOUNT  VALUE (a)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - 11.2%
American Electric Power Co., Inc., Series A,
 6.125%, 5/15/2006                                                   400,000 $  408,895
Dominion Resources, Inc., 4.125%, 2/15/2008                          540,000    533,868
Duke Energy Co., 5.625%, 11/30/2012                                  450,000    462,887
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                                   600,000    672,609
Exelon Generation Co. LLC, 6.950%, 6/15/2011                         400,000    440,045
FirstEnergy Corp., Series B, 6.450%, 11/15/2011                      550,000    580,275
Pacific Gas & Electric Co., 3.600%, 3/01/2009                        500,000    481,154
Public Service New Mexico, 4.400%, 9/15/2008                         500,000    494,959
                                                                             ----------
                                                                              4,074,692
                                                                             ----------
ELECTRICAL EQUIPMENT - 1.2%
TXU Corp., 5.550%, 11/15/2014, 144A                                  440,000    417,477
                                                                             ----------
ELECTRONICS - 3.3%
Arrow Electronics, Inc., 7.000%, 1/15/2007                           350,000    363,095
Motorola, Inc., 5.800%, 10/15/2008                                   200,000    206,770
Motorola, Inc., 8.000%, 11/01/2011                                   550,000    636,563
                                                                             ----------
                                                                              1,206,428
                                                                             ----------
ENTERTAINMENT - 1.9%
AOL Time Warner, Inc., 6.125%, 4/15/2006                             150,000    153,065
AOL Time Warner, Inc., 6.150%, 5/01/2007                             500,000    516,099
                                                                             ----------
                                                                                669,164
                                                                             ----------
FOOD & BEVERAGE - 1.4%
Kraft Food, Inc., 5.250%, 6/01/2007                                  500,000    509,028
                                                                             ----------
FOREIGN AGENCY - 1.1%
Pemex Project Funding Master Trust,
 6.125%, 8/15/2008                                                   400,000    410,000
                                                                             ----------
HEALTHCARE - 1.3%
HCA, Inc., 5.250%, 11/06/2008                                        400,000    399,580
WellPoint, Inc., 3.750%, 12/14/2007, 144A                             55,000     53,978
                                                                             ----------
                                                                                453,558
                                                                             ----------
INDEPENDENT/ENERGY - 0.6%
Pioneer Natural Resources Co., 6.500%, 1/15/2008                     200,000    209,458
                                                                             ----------
INDUSTRIAL OTHER - 0.7%
IDEX Corp., 6.875%, 2/15/2008                                        250,000    262,569
                                                                             ----------
INTEGRATED/ENERGY - 0.7%
Phillips Petroleum Co., 6.375%, 3/30/2009                            250,000    266,750
                                                                             ----------
MEDIA CABLE - 1.5%
Comcast Cable Communications,
 6.200%, 11/15/2008                                                  500,000    522,319
                                                                             ----------
MEDIA NON-CABLE - 2.2%
Clear Channel Communications, Inc.,
 3.125%, 2/01/2007                                                   150,000    145,525
Clear Channel Communications, Inc.,
 4.625%, 1/15/2008                                                   125,000    123,563
News America, Inc., 6.625%, 1/09/2008                                500,000    525,290
                                                                             ----------
                                                                                794,378
                                                                             ----------

                                                          PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - 8.2%
Federal Home Loan Mortgage Corp.,
 5.500%, 3/01/2013                                                  29,999 $   30,663
Federal Home Loan Mortgage Corp.,
 6.000%, 11/01/2012                                                 56,125     57,997
Federal National Mortgage Association,
 5.000%, 1/01/2019                                                 604,080    604,409
Federal National Mortgage Association,
 5.000%, 2/01/2019                                                 886,587    886,558
Federal National Mortgage Association,
 5.500%, 1/01/2017                                                 110,592    112,821
Federal National Mortgage Association,
 5.500%, 1/01/2017                                                 135,774    138,501
Federal National Mortgage Association,
 5.500%, 2/01/2017                                                  66,354     67,692
Federal National Mortgage Association,
 5.500%, 9/01/2017                                                 333,087    339,776
Federal National Mortgage Association,
 5.500%, 12/01/2018                                                570,804    582,334
Nomura Asset Securities Corp., 6.280%, 3/15/2030                   155,387    159,365
                                                                           ----------
                                                                            2,980,116
                                                                           ----------
NON-CAPTIVE CONSUMER - 3.2%
American General Finance Corp.,
 2.750%, 6/15/2008                                                 350,000    331,259
Capital One Bank, 4.875%, 5/15/2008                                400,000    402,875
Capital One Bank, 6.875%, 2/01/2006                                225,000    230,354
Countrywide Home Loans, Inc., 3.250%, 5/21/2008                    200,000    191,442
                                                                           ----------
                                                                            1,155,930
                                                                           ----------
NON-CAPTIVE DIVERSIFIED - 3.0%
CIT Group, Inc., 3.375%, 4/01/2009                                 450,000    426,806
General Electric Capital Corp., 2.800%, 1/15/2007                  450,000    439,901
General Electric Capital Corp.,
 3.500%, 8/15/2007(d)                                              100,000     98,207
International Lease Finance Corp.,
 5.750%, 2/15/2007                                                 125,000    128,301
                                                                           ----------
                                                                            1,093,215
                                                                           ----------
OIL FIELD SERVICES - 2.0%
Halliburton Co., 5.625%, 12/01/2008                                150,000    154,728
Halliburton Co., 6.000%, 8/01/2006                                 550,000    561,105
                                                                           ----------
                                                                              715,833
                                                                           ----------
PAPER - 4.1%
International Paper Co., 4.000%, 4/01/2010                         600,000    577,118
MacMillan Bloedel Ltd., 6.750%, 2/15/2006                          150,000    153,561
Westvaco Corp., 7.100%, 11/15/2009                                 350,000    382,637
Weyerhaeuser Co., 6.000%, 8/01/2006                                350,000    358,742
                                                                           ----------
                                                                            1,472,058
                                                                           ----------
PHARMACEUTICALS - 0.5%
Caremark RX, Inc., 7.375%, 10/01/2006                              180,000    187,263
                                                                           ----------
RAILROADS - 1.3%
Union Pacific Corp., 3.875%, 2/15/2009(d)                          500,000    485,458
                                                                           ----------
REAL ESTATE INVESTMENT TRUSTS - 4.8%
American Health Properties, Inc.,
 7.500%, 1/15/2007                                                 275,000    287,240

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                         PRINCIPAL AMOUNT   VALUE (a)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Colonial Reality LP, 4.750%, 2/01/2010                             55,000 $    54,077
EOP Operating LP, 6.800%, 1/15/2009                               500,000     533,900
iStar Financial, Inc., Series B, 4.875%, 1/15/2009                350,000     345,582
Simon Property Group LP, 3.750%, 1/30/2009                        550,000     527,867
                                                                          -----------
                                                                            1,748,666
                                                                          -----------
RETAILERS - 1.8%
J.C. Penney Co., Inc., 7.600%, 4/01/2007                          350,000     360,500
May Department Stores Co., 3.950%, 7/15/2007                      300,000     295,894
                                                                          -----------
                                                                              656,394
                                                                          -----------
SOVEREIGNS - 2.5%
Republic of South Africa, 8.375%, 10/17/2006                      400,000     421,500
United Mexican States, 4.625%, 10/08/2008                         500,000     493,750
                                                                          -----------
                                                                              915,250
                                                                          -----------
TECHNOLOGY - 1.0%
Jabil Circuit, Inc., 5.875%, 7/15/2010                            350,000     361,398
                                                                          -----------
TOBACCO - 1.0%
Altria Group, Inc., 5.625%, 11/04/2008(d)                         350,000     360,067
                                                                          -----------
TRANSPORTATION SERVICES - 1.2%
ERAC USA Finance Co., 6.800%, 2/15/2008, 144A                     200,000     211,665
ERAC USA Finance Co., 7.350%, 6/15/2008, 144A                     200,000     215,916
                                                                          -----------
                                                                              427,581
                                                                          -----------
TREASURIES - 10.6%
U.S. Treasury Notes, 2.000%, 7/15/2014(c)                         333,835     340,987
U.S. Treasury Notes, 2.875%, 11/30/2006                           900,000     887,765
U.S. Treasury Notes, 3.125%, 4/15/2009                            160,000     154,294
U.S. Treasury Notes, 3.375%, 1/15/2007(c)                         902,670     947,629
U.S. Treasury Notes, 3.375%, 9/15/2009                            240,000     232,603
U.S. Treasury Notes, 3.500%, 11/15/2006                         1,000,000     996,875
U.S. Treasury Notes, 3.500%, 2/15/2010                            250,000     242,646
U.S. Treasury Notes, 4.000%, 2/15/2015                             50,000      48,039
                                                                          -----------
                                                                            3,850,838
                                                                          -----------
WIRELESS - 0.9%
America Movil SA de CV, 4.125%, 3/01/2009                         220,000     211,578
AT&T Wireless Services, Inc., 7.500%, 5/01/2007                   100,000     106,330
                                                                          -----------
                                                                              317,908
                                                                          -----------
WIRELINES - 4.1%
Qwest Corp., 5.625%, 11/15/2008                                   150,000     148,875
Sprint Capital Corp., 6.375%, 5/01/2009(d)                        330,000     348,555
Telecom Italia Capital, 4.000%, 11/15/2008                        350,000     340,848
Telus Corp., 8.000%, 6/01/2011                                    550,000     636,919
                                                                          -----------
                                                                            1,475,197
                                                                          -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $34,214,177)                                             34,134,013
                                                                          -----------

TOTAL BONDS AND NOTES
 (Identified Cost $34,214,177)                                             34,134,013
                                                                          -----------

                                                           PRINCIPAL AMOUNT    VALUE (a)
----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 10.3% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 03/31/2005 at 1.25% to be repurchased at
$1,703,059 on 4/1/04 collateralized by $1,510,000
U.S. Treasury Bond, 6.000% due 2/15/26 with value
of $1,737,366                                                    $1,703,000 $  1,703,000
                                                                            ------------

                                                                     SHARES
----------------------------------------------------------------------------------------

State Street Navigator Securities Lending Prime
 Portfolio(e)                                                     2,032,670    2,032,670
                                                                            ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $3,735,670)                                                  3,735,670
                                                                            ------------

TOTAL INVESTMENTS - 104.5%
 (Identified Cost $37,949,847)(b)                                             37,869,683
 Other Assets Less Liabilities--(4.5)%                                       (1,615,554)
                                                                            ------------

TOTAL NET ASSETS - 100%                                                     $ 36,254,129
                                                                            ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At March 31, 2005, the net unrealized depreciation on investments based on cost of $38,149,879 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there is an excess of
   value over tax cost                                  $  467,856
   Aggregate gross unrealized depreciation for
   all investments in which there is an excess
   tax cost over value                                   (748,052)
                                                        ----------
   Net unrealized depreciation                          $(280,196)
                                                        ----------

(c)Treasury Inflation Protected Security (TIPS).
(d)All or a portion of this security was on loan to brokers at March 31, 2005.
(e)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $899,036 or 2.48% of total net assets.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                      Electric                      11.2%
                      Treasuries                    10.6
                      Mortgage Related               8.2
                      Auto Loan                      5.3
                      Real Estate Investment Trusts  4.8
                      Wirelines                      4.1
                      Paper                          4.1
                      Electronics                    3.3
                      Non-Captive Consumer           3.2
                      Banking                        3.0
                      Non-Captive Diversified        3.0
                      Sovereigns                     2.5
                      Asset-Backed Securities        2.3
                      Media Non-Cable                2.2
                      Oil Field Services             2.0
                      Other, less than 2% each      24.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                    PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - 94.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 93.5%

AIRLINES - 1.0%
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                              USD          538,726 $  511,297
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                           823,757    803,173
US Airways, 6.850%, 1/30/2018                                612,040    611,497
                                                                     ----------
                                                                      1,925,967
                                                                     ----------
ASSET-BACKED SECURITIES - 1.2%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                               2,500,000  2,323,011
                                                                     ----------
AUTOMOTIVE - 4.7%
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029                                         2,500,000  1,986,575
Ford Motor Co., 6.375%, 2/01/2029                          3,350,000  2,755,787
Ford Motor Credit Co., 7.375%, 10/28/2009                    150,000    150,656
General Motors Acceptance Corp.,
 5.625%, 5/15/2009                                         2,500,000  2,280,682
General Motors Acceptance Corp.,
 6.625%, 10/15/2005                                          150,000    151,126
General Motors Acceptance Corp.,
 7.500%, 12/01/2006                             NZD        1,500,000  1,045,381
General Motors Corp., 6.750%, 5/01/2028         USD          700,000    526,817
                                                                     ----------
                                                                      8,897,024
                                                                     ----------
BANKING - 4.9%
Bank of America Corp., 7.200%, 4/15/2006                     150,000    154,423
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB       71,000,000  1,775,726
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           70,000,000  1,757,515
CIT Group, Inc., 5.500%, 12/01/2014             GBP        1,000,000  1,868,893
Citigroup, Inc., 3.500%, 2/01/2008              USD        2,000,000  1,952,870
Commercial Credit Co., 6.500%, 6/01/2005                     150,000    150,760
FleetBoston Financial Corp., 7.375%, 12/01/2009              175,000    193,400
J.P. Morgan Chase & Co., 4.000%, 2/01/2008                 1,000,000    988,464
Wachovia Corp., 3.500%, 8/15/2008                            150,000    145,579
Wells Fargo & Co., 6.375%, 8/01/2011                         175,000    189,793
                                                                     ----------
                                                                      9,177,423
                                                                     ----------
BEVERAGES - 0.6%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013               1,025,000  1,173,625
                                                                     ----------
BROKERAGE - 1.0%
Morgan Stanley, 3.625%, 4/01/2008                          1,000,000    976,540
Morgan Stanley, 5.375%, 11/14/2013              GBP          500,000    949,063
                                                                     ----------
                                                                      1,925,603
                                                                     ----------
CONSUMER PRODUCTS - 0.7%
Bausch & Lomb, Inc., 7.125%, 8/01/2028          USD        1,250,000  1,340,478
                                                                     ----------
ELECTRIC - 2.5%
Commonwealth Edison Co., 4.750%, 12/01/2011                   81,000     78,695
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                         1,000,000  1,083,312
Enersis SA, 7.400%, 12/01/2016                             3,300,000  3,431,303
                                                                     ----------
                                                                      4,593,310
                                                                     ----------

                                                      PRINCIPAL AMOUNT   VALUE (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN AGENCY - 0.3%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022(f)                             USD          500,000 $   568,125
                                                                       -----------
FOREIGN LOCAL GOVERNMENTS - 11.1%
Milit-Air, Inc., 5.750%, 6/30/2019                CAD        1,525,567   1,351,780
Province of Alberta, 5.000%, 12/16/2008                      2,000,000   1,727,034
Province of Alberta, 5.930%, 9/16/2016                         555,594     498,760
Province of British Columbia, 5.250%, 12/01/2006               600,000     512,253
Province of British Columbia, 6.000%, 6/09/2008              3,175,000   2,814,366
Province of British Columbia, 6.250%, 12/01/2009               290,000     263,461
Province of Manitoba, 5.750%, 6/02/2008                      5,575,000   4,902,037
Province of Ontario, 5.900%, 3/08/2006                       3,530,000   2,993,913
Province of Saskatchewan, 6.000%, 6/01/2006                  6,765,000   5,778,392
                                                                       -----------
                                                                        20,841,996
                                                                       -----------
GOVERNMENT AGENCIES - 6.1%
Federal Home Loan Mortgage Corp.,
 4.625%, 2/15/2007                                EUR        1,600,000   2,151,583
Federal National Mortgage Association, Zero
 Coupon Bond, 10/29/2007                          NZD        6,850,000   4,109,297
Federal National Mortgage Association,
 2.290%, 2/19/2009                                SGD        8,000,000   4,762,106
Federal National Mortgage Association,
 5.000%, 2/01/2018                                USD          193,038     193,211
Federal National Mortgage Association,
 5.500%, 9/01/2016                                             161,861     165,125
Federal National Mortgage Association,
 6.000%, 10/01/2028                                             41,681      42,743
Federal National Mortgage Association,
 6.500%, 2/01/2011                                              19,712      20,551
                                                                       -----------
                                                                        11,444,616
                                                                       -----------
HEALTHCARE - 2.1%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                            100,000      95,473
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                             250,000     256,965
HCA, Inc., 5.750%, 3/15/2014                                 1,000,000     954,504
HCA, Inc., 6.250%, 2/15/2013                                   150,000     148,831
HCA, Inc., 6.300%, 10/01/2012                                2,450,000   2,447,662
                                                                       -----------
                                                                         3,903,435
                                                                       -----------
HOME CONSTRUCTION - 0.1%
Pulte Corp., 7.300%, 10/24/2005                                200,000     203,330
                                                                       -----------
INTEGRATED/ENERGY - 0.7%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                      500,000     465,000
Conoco, Inc., 6.350%, 4/15/2009,                               175,000     186,405
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A              700,000     658,000
                                                                       -----------
                                                                         1,309,405
                                                                       -----------
LIFE INSURANCE - 1.3%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD        4,200,000   2,488,723
                                                                       -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                     PRINCIPAL AMOUNT  VALUE (a)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEDIA NON-CABLE - 0.1%
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                               USD          250,000 $  246,043
                                                                      ----------
METALS & MINING - 0.1%
Teck Cominco Ltd., 7.000%, 9/15/2012                          100,000    108,766
                                                                      ----------
NON-CAPTIVE DIVERSIFIED - 0.1%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                               SGD          250,000    146,986
                                                                      ----------
OIL FIELD SERVICES - 0.2%
Pecom Energia SA, 8.125%, 7/15/2010, 144A        USD          332,000    332,000
                                                                      ----------
PAPER - 1.8%
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                          1,500,000  1,545,000
International Paper Co., 4.000%, 4/01/2010                    500,000    480,932
International Paper Co., 4.250%, 1/15/2009                  1,000,000    986,421
MacMillan Bloedel Ltd., 7.700%, 2/15/2026                     305,000    363,504
                                                                      ----------
                                                                       3,375,857
                                                                      ----------
PIPELINES - 0.9%
Coastal Corp., 6.375%, 2/01/2009                              125,000    120,000
Coastal Corp., 6.950%, 6/01/2028                              350,000    304,500
El Paso Corp., 7.000%, 5/15/2011                            1,125,000  1,080,000
El Paso Energy Corp., 6.750%, 5/15/2009                       250,000    243,750
                                                                      ----------
                                                                       1,748,250
                                                                      ----------
PROPERTY & CASUALTY INSURANCE - 0.1%
Progressive Corp., 7.000%, 10/01/2013                         150,000    168,284
                                                                      ----------
RAILROADS - 0.5%
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                         CAD        1,000,000    848,506
Missouri Pacific Railroad Co., 5.000%, 1/01/2045 USD          175,000    141,969
                                                                      ----------
                                                                         990,475
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 0.7%
EOP Operating LP, 6.750%, 2/15/2012                           250,000    271,190
Highwoods Realty LP, 7.500%, 4/15/2018                      1,000,000  1,095,936
                                                                      ----------
                                                                       1,367,126
                                                                      ----------
REFINING - 0.3%
Merey Sweeny LP, 8.850%, 12/18/2019, 144A                     487,222    561,810
                                                                      ----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.627%, 10/10/2010             SGD          500,000    308,875
                                                                      ----------
RETAILERS - 0.2%
Target Corp., 5.875%, 3/01/2012,                 USD          150,000    158,352
Wal-Mart Stores, Inc., 6.875%, 8/10/2009                      200,000    217,881
                                                                      ----------
                                                                         376,233
                                                                      ----------
SOVEREIGNS - 16.3%
Canadian Government, 4.250%, 9/01/2008           CAD        3,600,000  3,041,289
Canadian Government, 4.500%, 9/01/2007                      4,070,000  3,454,496
Canadian Government, 6.000%, 9/01/2005                      6,870,000  5,755,126

                                                    PRINCIPAL AMOUNT   VALUE (a)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Canadian Government, Series WH31,
 6.000%, 6/01/2008                              CAD          500,000 $   443,902
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                              SEK       35,315,000   5,539,804
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                        12,225,000   1,906,650
Kingdom of Norway, 5.500%, 5/15/2009            NOK       10,000,000   1,706,524
Kingdom of Norway, 6.750%, 1/15/2007                       5,710,000     963,964
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012    MXN       60,000,000   4,960,831
Republic of Brazil C Bond, 8.000%, 4/15/2014    USD          557,065     552,218
Republic of South Africa, 12.500%, 12/21/2006   ZAR        5,840,000     997,210
SP Powerassets Ltd., 3.730%, 10/22/2010         SGD          500,000     312,573
United Mexican States 7.500%, 1/14/2012(f)      USD          905,000     999,120
                                                                     -----------
                                                                      30,633,707
                                                                     -----------
SUPRANATIONAL - 5.0%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                                BRL        9,000,000   1,802,359
International Bank for Reconstruction &
 Development, Zero Coupon Bond, 8/20/2007       NZD        9,650,000   5,868,875
International Bank for Reconstruction &
 Development, 8.000%, 5/23/2007                            1,505,000   1,099,435
International Finance Corp., 6.750%, 7/15/2009               970,000     695,941
                                                                     -----------
                                                                       9,466,610
                                                                     -----------
TECHNOLOGY - 0.6%
Hewlett-Packard Co., 3.625%, 3/15/2008          USD          150,000     147,069
Motorola, Inc., 5.800%, 10/15/2008                           200,000     206,770
Motorola, Inc., 7.625%, 11/15/2010                           250,000     280,914
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                    500,000     563,789
                                                                     -----------
                                                                       1,198,542
                                                                     -----------
TEXTILE - 0.6%
Kellwood Co., 7.625%, 10/15/2017                           1,000,000   1,045,930
                                                                     -----------
TRANSPORTATION SERVICES - 1.7%
American President Cos. Ltd., 8.000%, 1/15/2024              100,000     105,000
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                           203,133     201,670
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(c)            3,429,237   2,819,450
                                                                     -----------
                                                                       3,126,120
                                                                     -----------
TREASURIES - 25.3%
U.S. Treasury Notes, 1.875%, 12/31/2005(f)                13,500,000  13,359,721
U.S. Treasury Notes, 2.500%, 5/31/2006(f)                  9,495,000   9,381,506
U.S. Treasury Notes, 2.500%, 9/30/2006(f)                  3,000,000   2,948,907
U.S. Treasury Notes, 2.625%, 5/15/2008(f)                  9,945,000   9,553,416
U.S. Treasury Notes, 2.750%, 6/30/2006(f)                  2,505,000   2,479,755
U.S. Treasury Notes, 3.000%, 2/15/2008(f)                 10,055,000   9,800,086
                                                                     -----------
                                                                      47,523,391
                                                                     -----------
WIRELESS - 0.3%
America Movil SA de CV, 4.125%, 3/01/2009                    500,000     480,860
                                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                 PRINCIPAL AMOUNT    VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED
WIRELINES - 0.2%
US West Capital Funding, Inc.,
 6.500%, 11/15/2018                          USD          500,000 $    397,500
                                                                  ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $165,764,420)                                    175,719,436
                                                                  ------------

CONVERTIBLE BONDS - 1.1%

INDEPENDENT/ENERGY - 0.4%
Devon Energy Corp., 4.900%, 8/15/2008                     200,000      229,500
Devon Energy Corp., 4.950%, 8/15/2008                     500,000      573,750
                                                                  ------------
                                                                       803,250
                                                                  ------------
PHARMACEUTICALS - 0.5%
Chiron Corp., 1.625%, 8/01/2033                         1,000,000      926,250
                                                                  ------------
TECHNOLOGY - 0.0%
Maxtor Corp., 5.750%, 3/01/2012                            70,000       60,900
Richardson Electronics Ltd.,
 7.750%, 12/15/2011, 144A                                  44,000       43,230
                                                                  ------------
                                                                       104,130
                                                                  ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 6.500%, 5/01/2011(c)(d)                                  129,000           13
                                                                  ------------
WIRELINES - 0.2%
Telus Corp., 6.750%, 6/15/2010               CAD          350,000      295,102
                                                                  ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $2,086,012)                                        2,128,745
                                                                  ------------

TOTAL BONDS AND NOTES
 (Identified Cost $167,850,432)                                    177,848,181
                                                                  ------------

                                                           SHARES
------------------------------------------------------------------------------

PREFERRED STOCKS - 1.0% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.4%

ELECTRIC - 0.4%
Central Illinois Light Co., 4.500%                            100        7,900
Connecticut Light & Power Co., 2.200%                         263       10,504
Dayton Power & Light Co., 3.750%                              701       46,266
Del Marva Power & Light Co., 4.000%                           350       23,800
Duquesne Light Co., 4.000%                                    300       10,275
MDU Resources Group, Inc., 5.100%                             585       58,500
Northern Indiana Public Service Co., 4.250%                 2,410      178,340
Pacific Gas & Electric Co., 5.500%                            100        2,350
PSI Energy, Inc., 4.320%                                      200        4,460
Public Service Electric & Gas Co., 4.080%                     400       32,100
San Diego Gas & Electric Co., 4.500%                          100        1,800
Union Electric Co., 4.500%                                  4,410      370,440
                                                                  ------------
                                                                       746,735
                                                                  ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $529,768)                                            746,735
                                                                  ------------

                                                                SHARES     VALUE (a)
------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

CONVERTIBLE PREFERRED STOCKS - 0.6%

CONSUMER PRODUCTS - 0.6%
Newell Financial Trust I, 5.250%                                22,000 $  1,012,000
                                                                       ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $827,153)                                               1,012,000
                                                                       ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $1,356,921)                                             1,758,735
                                                                       ------------

                                                      PRINCIPAL AMOUNT
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 28.7% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 03/31/05 at 1.250% to be repurchased at
$5,856,203 on 4/1/05 collateralized by
$4,340,000 U.S. Treasury Bond, 6.250% due
8/15/23 with value of $5,976,536                           $ 5,856,000    5,856,000
                                                                       ------------

                                                                SHARES
------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(e)                                                48,132,360   48,132,360
                                                                       ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $53,988,360)                                           53,988,360
                                                                       ------------

TOTAL INVESTMENTS - 124.3%
 (Identified Cost $223,195,713)(b)                                      233,595,276
 Other Assets Less Liabilities--(24.3)%                                 (45,661,726)
                                                                       ------------

TOTAL NET ASSETS - 100%                                                $187,933,550
                                                                       ------------

(a)See Note 2a of Notes to Financial Statements
(b)Federal Tax Information: At March 31, 2005, the net unrealized appreciation on investments based on cost of $223,528,807 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
   for all securities in which there is an
   excess of value over tax cost                                                      $12,775,474
   Aggregate gross unrealized depreciation
   for all securities in which there is an
   excess of tax cost over value                                                       (2,709,005)
                                                                                      -----------
   Net unrealized appreciation                                                        $10,066,469
                                                                                      -----------

(c)Non-income producing security due to default or bankruptcy filing.
(d)Security in bankruptcy filing.
(e)Represents investment of securities lending collateral.
(f)All or a portion of this security was on loan to brokers at March 31, 2005. 144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $9,494,299 or 5.05% of total net assets.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: Great British Pound; MXN: Mexican Peso; NZD: New Zealand Dollar; NOK:
   Norwegian Krone; SGD: Singapore Dollar; SEK: Swedish Krona; THB: Thailand Baht; USD: United States Dollar; ZAR: South Africa Rand.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Treasuries                25.3% Banking                   4.9%
Sovereigns                16.3  Automotive                4.7
Foreign Local Governments 11.1  Electric                  2.8
Government Agencies        6.1  Healthcare                2.1
Supranational              5.0  Other, less than 2% each 17.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                                          PRINCIPAL AMOUNT   VALUE (a)
--------------------------------------------------------------------------------------

BONDS AND NOTES - 97.1% OF TOTAL NET ASSETS

AUTOMOTIVE - 1.5%
DaimlerChrysler NA Holding Corp.,
 6.500%, 11/15/2013                                                 75,000 $    77,998
Dana Corp., 6.500%, 3/01/2009                                       80,000      78,439
                                                                           -----------
                                                                               156,437
                                                                           -----------
FOOD & BEVERAGE - 1.0%
Dean Foods Co., 6.900%, 10/15/2017                                  75,000      75,375
Smithfield Foods, Inc., Series B, 7.750%, 5/15/2013                 25,000      26,500
                                                                           -----------
                                                                               101,875
                                                                           -----------
GAMING - 0.7%
MGM MIRAGE, 5.875%, 2/27/2014                                       80,000      75,500
                                                                           -----------
HEALTHCARE - 0.7%
HCA, Inc., 6.300%, 10/01/2012                                       75,000      74,928
                                                                           -----------
GOVERNMENT AGENCIES - 6.8%
Federal National Mortgage Association,
 4.000%, 5/01/2019                                                 435,000     416,682
Federal National Mortgage Association,
 5.500%, 2/01/2034                                                 104,142     104,487
Federal National Mortgage Association,
 6.500%, 11/01/2031                                                175,374     182,404
                                                                           -----------
                                                                               703,573
                                                                           -----------
PAPER - 0.7%
Georgia-Pacific Corp., 7.700%, 6/15/2015                            70,000      76,738
                                                                           -----------
REAL ESTATE - 0.8%
iStar Financial, Inc., 5.150%, 3/01/2012                            80,000      77,393
                                                                           -----------
TREASURY INFLATION PROTECTED SECURITIES - 84.2%
U.S. Treasury Bonds, 2.375%, 1/15/2025                             526,042     565,828
U.S. Treasury Bonds, 3.375%, 4/15/2032                           1,273,034   1,689,431
U.S. Treasury Notes, 0.875%, 4/15/2010                             307,001     300,303
U.S. Treasury Notes, 1.625%, 1/15/2015                             284,615     280,413
U.S. Treasury Notes, 1.875%, 7/15/2013                             576,223     586,270
U.S. Treasury Notes, 2.000%, 1/15/2014                             655,320     670,762
U.S. Treasury Notes, 2.000%, 7/15/2014                           1,239,235   1,265,785
U.S. Treasury Notes, 3.000%, 7/15/2012                             699,963     770,372
U.S. Treasury Notes, 3.375%, 1/15/2012                             193,302     216,946
U.S. Treasury Notes, 3.500%, 1/15/2011                             328,686     367,174
U.S. Treasury Notes, 3.625%, 1/15/2008                           1,038,682   1,117,082
U.S. Treasury Notes, 3.875%, 1/15/2009                             476,719     525,727
U.S. Treasury Notes, 4.250%, 1/15/2010                             334,350     380,606
                                                                           -----------
                                                                             8,736,699
                                                                           -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
Rogers Wireless, Inc., 6.375%, 3/01/2014                            75,000      72,750
                                                                           -----------

TOTAL BONDS AND NOTES
 (Identified Cost $10,124,982)                                              10,075,893
                                                                           -----------

                                                             PRINCIPAL AMOUNT   VALUE (a)
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.8% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp., dated
03/31/05 at 1.250% to be repurchased at $393,014
on 4/1/04 collateralized by $370,000 U.S. Treasury
Bond, 5.500% due 8/15/28 with value of $404,097                     $ 393,000 $   393,000
                                                                              -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $393,000)                                                       393,000
                                                                              -----------

TOTAL INVESTMENTS - 100.9%
 (Identified Cost $10,517,982)(b)                                              10,468,893
 Other Assets Less Liabilities--(0.9)%                                           (88,529)
                                                                              -----------

TOTAL NET ASSETS - 100%                                                       $10,380,364
                                                                              -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information: At March 31, 2005, the net unrealized depreciation on investments based on cost of $10,543,411 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value
                                                                         -
   Net unrealized depreciation
                                                                         -

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $   44,333
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value        (118,851)
                                                            ----------
   Net unrealized depreciation                              $ (74,518)
                                                            ----------

   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and premium amortization accruals.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Treasury Inflation Protected Securities 84.2%
                 Government Agencies                      6.8
                 Other, less than 2% each                 6.1

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2005 (UNAUDITED)

                                                                                                         FIXED
                                                                                     BOND FUND        INCOME FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                              $  4,038,525,238  $    383,693,290
Net unrealized appreciation (depreciation)                                            208,998,116        32,522,312
                                                                                 ----------------  ----------------
Investments at value (including securities on loan of $782,724,699, $52,966,660,
  $28,051,736, $7,097,658, $1,991,206, $47,158,778 and $0)                          4,247,523,354       416,215,602
Cash                                                                                          383               228
Foreign cash at value (identified cost of $2,770,366, $115,589, $1,284,856,
  $14,449, $0, $251,216, $0)                                                            2,751,443           113,706
Receivable for Fund shares sold                                                        11,246,635                --
Receivable for securities sold                                                                 --                --
Receivable for forward foreign currency exchange contracts                                     --                --
Dividends and interest receivable                                                      43,036,037         4,948,878
Securities lending income receivable                                                       20,320             1,873
Receivable from investment adviser                                                         11,331                --
                                                                                 ----------------  ----------------
    TOTAL ASSETS                                                                    4,304,589,503       421,280,287
                                                                                 ----------------  ----------------

LIABILITIES
Collateral on securities loaned, at value                                             798,930,849        54,048,126
Payable for securities purchased                                                      109,260,264           305,675
Payable for forward commitments                                                                --                --
Payable for Fund shares redeemed                                                        2,369,457                --
Foreign taxes payable                                                                      69,336             7,373
Management fees payable                                                                 1,723,411           179,341
Deferred Trustees' fees                                                                   111,731             1,308
Trustees' fees payable                                                                      2,339            22,352
Service and distribution fees payable                                                       3,542                --
Transfer agent fees payable                                                                54,651             9,457
Accounting and administrative fees payable                                                370,191            60,931
Other accounts payable and accrued expenses                                               235,194            27,704
                                                                                 ----------------  ----------------
    TOTAL LIABILITIES                                                                 913,130,965        54,662,267
                                                                                 ----------------  ----------------
NET ASSETS                                                                       $  3,391,458,538  $    366,618,020
                                                                                 ----------------  ----------------
Net Assets consist of:
 Paid in capital                                                                 $  3,278,426,178  $    338,645,171
 Undistributed (overdistributed) net investment
   income (loss)                                                                       (6,117,722)        4,266,027
 Accumulated net realized gain (loss) on investments                                  (90,010,945)       (8,827,076)
 Net unrealized appreciation (depreciation)
   of investments                                                                     209,161,027        32,533,898
                                                                                 ----------------  ----------------
NET ASSETS                                                                       $  3,391,458,538  $    366,618,020
                                                                                 ----------------  ----------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS:
 Net assets                                                                      $  2,916,665,366  $    366,618,020
                                                                                 ----------------  ----------------
 Shares of beneficial interest                                                        215,592,258        27,617,088
                                                                                 ----------------  ----------------
 Net asset value and redemption price per share                                  $          13.53  $          13.28
                                                                                 ----------------  ----------------
RETAIL CLASS:
 Net assets                                                                      $    428,455,279  $             --
                                                                                 ----------------  ----------------
 Shares of beneficial interest                                                         31,717,669                --
                                                                                 ----------------  ----------------
 Net asset value and redemption price per share                                  $          13.51  $             --
                                                                                 ----------------  ----------------
ADMIN CLASS:
 Net assets                                                                      $     46,337,893  $             --
                                                                                 ----------------  ----------------
 Shares of beneficial interest                                                          3,436,652                --
                                                                                 ----------------  ----------------
 Net asset value and redemption price per share                                  $          13.48  $             --
                                                                                 ----------------  ----------------

                See accompanying notes to financial statements.

    GLOBAL       INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE   INFLATION PROTECTED
   BOND FUND        INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND    SECURITIES FUND
---------------------------------------------------------------------------------------------------
$  1,120,785,342   $     87,064,872       $     37,949,847   $    223,195,713     $     10,517,982
      18,517,366         12,990,912                (80,164)        10,399,563              (49,089)
---------------------------------------------------------------------------------------------------

   1,139,302,708        100,055,784             37,869,683        233,595,276           10,468,893
             850            126,088                    595                602                  647

       1,280,476             14,213                     --            247,345                   --
       6,893,313             27,437                     --                 --               38,455
         341,752                 --                     --                 --                   --
         791,457                 --                     --                 --                   --
      14,972,798          1,424,029                439,413          2,337,012               71,296
           7,324                354                     37              1,070                   --
          49,770             12,541                 14,875              5,472                8,821
---------------------------------------------------------------------------------------------------
   1,163,640,448        101,660,446             38,324,603        236,186,777           10,588,112
---------------------------------------------------------------------------------------------------

      28,625,148          7,245,048              2,032,670         48,132,360                   --
       2,296,939            100,394                     --                 --              168,217
              --                 --                     --                 --                   --
       2,485,386              2,923                     --                 --               15,546
              --              9,566                     --                 --                   --
         565,822             49,162                  9,208             63,685                2,616
          31,144             11,530                    929             14,424                8,319
             643              1,065                  9,277              1,125                  916
           4,510                 --                     --                 --                   --
          23,404                867                  1,289              1,688                1,821
          76,979             13,229                  5,890             25,047                1,791
          22,104             18,315                 11,211             14,898                8,522
---------------------------------------------------------------------------------------------------
      34,132,079          7,452,099              2,070,474         48,253,227              207,748
---------------------------------------------------------------------------------------------------
$  1,129,508,369   $     94,208,347       $     36,254,129   $    187,933,550     $     10,380,364
---------------------------------------------------------------------------------------------------
$  1,095,638,334   $     88,888,553       $     36,503,387   $    171,729,146     $     10,406,685

       5,790,050          1,410,174                (76,389)          (602,314)             (37,295)
       8,787,742         (9,081,044)               (92,705)         6,399,955               60,063

      19,292,243         12,990,664                (80,164)        10,406,763              (49,089)
---------------------------------------------------------------------------------------------------
$  1,129,508,369   $     94,208,347       $     36,254,129   $    187,933,550     $     10,380,364
---------------------------------------------------------------------------------------------------

$    468,237,336   $     94,208,347       $     36,254,129   $    187,933,550     $     10,380,364
---------------------------------------------------------------------------------------------------
      29,755,138         12,865,418              3,755,721         14,217,697              951,694
---------------------------------------------------------------------------------------------------
$          15.74   $           7.32       $           9.65   $          13.22     $          10.91
---------------------------------------------------------------------------------------------------
$    661,271,033   $             --       $             --   $             --     $             --
---------------------------------------------------------------------------------------------------
      42,362,923                 --                     --                 --                   --
---------------------------------------------------------------------------------------------------
$          15.61   $             --       $             --   $             --     $             --
---------------------------------------------------------------------------------------------------
$             --   $             --       $             --   $             --     $             --
---------------------------------------------------------------------------------------------------
              --                 --                     --                 --                   --
---------------------------------------------------------------------------------------------------
$             --   $             --       $             --   $             --     $             --
---------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                                                 FIXED
                                                                               BOND FUND      INCOME FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                   $    2,340,439  $      261,374
Interest                                                                        84,084,872      11,538,029
Securities lending income                                                           20,320           1,873
Less foreign taxes withheld                                                       (152,622)             --
                                                                            --------------  --------------
                                                                                86,293,009      11,801,276
                                                                            --------------  --------------

EXPENSES
Management fees                                                                  9,142,504         922,603
Distribution fees--Retail Class                                                    432,351              --
Distribution fees--Admin Class                                                      90,397              --
Trustees' fees and expenses                                                         75,374          15,057
Accounting and administrative                                                      992,190         120,151
Custodian                                                                          466,459          81,408
Transfer agent fees--Institutional Class, Retail Class,
  Admin Class                                                                      418,299          22,397
Audit and tax services                                                              26,701          13,717
Registration                                                                        93,116          12,881
Shareholder reporting                                                              233,450           2,156
Legal                                                                               81,197          11,635
Miscellaneous                                                                       90,561          11,374
                                                                            --------------  --------------
Total expenses                                                                  12,142,599       1,213,379
Less reimbursement/waiver                                                         (192,955)        (13,995)
                                                                            --------------  --------------
Net expenses                                                                    11,949,644       1,199,384
                                                                            --------------  --------------
Net investment income                                                           74,343,365      10,601,892
                                                                            --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net                                                                45,535,475      11,554,845
Foreign currency transactions--net                                                 961,248          49,976

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                 5,333,006      (3,829,131)
Foreign currency translations--net                                                (132,374)        (25,576)
                                                                            --------------  --------------
Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                  51,697,355       7,750,114
                                                                            --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $  126,040,720  $   18,352,006
                                                                            --------------  --------------

                See accompanying notes to financial statements.

    GLOBAL      INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE   INFLATION PROTECTED
   BOND FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND    SECURITIES FUND
--------------------------------------------------------------------------------------------------
$           --      $      306,951         $           --     $       59,305       $           --
    16,539,226           3,624,338                809,100          4,382,399              108,981
         7,324                 354                     37              1,070                   --
            --             (20,610)                    --               (965)                  --
--------------------------------------------------------------------------------------------------
    16,546,550           3,911,033                809,137          4,441,809              108,981
--------------------------------------------------------------------------------------------------

     2,779,196             295,928                 52,978            366,978               12,676
       676,992                  --                     --                 --                   --
            --                  --                     --                 --                   --
        28,139               8,496                  6,901             10,472                6,264
       301,612              32,116                 11,499             59,739                2,751
       204,384              32,158                 22,129             52,734               16,447

       132,122               7,791                  8,081              9,850                8,720
        14,136              14,398                 10,891             12,722                9,477
        51,587              11,275                 11,581              5,523                9,597
        65,169               2,182                  2,096              1,792                2,404
        19,914               2,823                  1,039              5,247                  235
        28,182               4,387                  2,440              6,802                1,523
--------------------------------------------------------------------------------------------------
     4,301,433             411,554                129,635            531,859               70,094
      (150,447)            (43,244)               (50,168)           (27,264)             (48,885)
--------------------------------------------------------------------------------------------------
     4,150,986             368,310                 79,467            504,595               21,209
--------------------------------------------------------------------------------------------------
    12,395,564           3,542,723                729,670          3,937,214               87,772
--------------------------------------------------------------------------------------------------



    14,602,886           1,874,965                 57,844          7,110,794              144,935
    (2,068,565)            217,661                     --             61,551                   --

       (80,382)            253,976               (906,789)        (4,707,557)            (202,440)
     1,015,061              (3,974)                    --            (19,353)                  --
--------------------------------------------------------------------------------------------------

    13,469,000           2,342,628               (848,945)         2,445,435              (57,505)
--------------------------------------------------------------------------------------------------

$   25,864,564      $    5,885,351         $     (119,275)    $    6,382,649       $       30,267
--------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

BOND FUND

                                                                           SIX MONTHS ENDED
                                                                            MARCH 31, 2005      YEAR ENDED
                                                                             (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $   74,343,365    $  128,128,011
Net realized gain (loss) on investments and foreign currency transactions       46,496,723       124,191,911
Change in unrealized appreciation (depreciation) of investments                  5,200,632         2,656,229
                                                                           ---------------- ------------------
Increase (decrease) in net assets resulting from operations                    126,040,720       254,976,151
                                                                           ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                           (109,721,797)     (122,491,180)
Retail Class                                                                   (14,065,196)      (12,266,630)
Admin Class                                                                     (1,482,977)       (1,087,236)
                                                                           ---------------- ------------------
Total distributions                                                           (125,269,970)     (135,845,046)
                                                                           ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     722,735,548       662,426,985
                                                                           ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                 92,840           116,091
Retail Class                                                                        11,924            12,649
Admin Class                                                                          1,239             1,085
                                                                           ---------------- ------------------
Total increase (decrease) in net assets                                        723,612,301       781,687,915
NET ASSETS
Beginning of period                                                          2,667,846,237     1,886,158,322
                                                                           ---------------- ------------------
End of period                                                               $3,391,458,538    $2,667,846,237
                                                                           ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                $   (6,117,722)   $   44,808,883
                                                                           ---------------- ------------------

FIXED INCOME FUND

                                                                           SIX MONTHS ENDED
                                                                            MARCH 31, 2005      YEAR ENDED
                                                                             (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $ 10,601,892      $ 24,294,687
Net realized gain (loss) on investments and foreign currency transactions      11,604,821        21,531,723
Change in unrealized appreciation (depreciation) of investments                (3,854,707)       (1,811,313)
                                                                           ---------------- ------------------
Increase (decrease) in net assets resulting from operations                    18,352,006        44,015,097
                                                                           ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                           (34,745,920)      (28,854,737)
                                                                           ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     24,360,236       (69,029,922)
                                                                           ---------------- ------------------
Total increase (decrease) in net assets                                         7,966,322       (53,869,562)
NET ASSETS
Beginning of period                                                           358,651,698       412,521,260
                                                                           ---------------- ------------------
End of period                                                                $366,618,020      $358,651,698
                                                                           ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                          $  4,266,027      $ 28,410,055
                                                                           ---------------- ------------------


                See accompanying notes to financial statements.

GLOBAL BOND FUND

                                                                           SIX MONTHS ENDED
                                                                            MARCH 31, 2005      YEAR ENDED
                                                                             (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $   12,395,564     $ 12,874,532
Net realized gain (loss) on investments and foreign currency transactions       12,534,321        6,728,126
Change in unrealized appreciation (depreciation) of investments                    934,679        7,875,375
                                                                           ---------------- ------------------
Increase (decrease) in net assets resulting from operations                     25,864,564       27,478,033
                                                                           ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (10,875,668)      (4,387,120)
Retail Class                                                                   (13,960,466)      (4,027,328)
CAPITAL GAINS:
Institutional Class                                                             (1,047,126)              --
Retail Class                                                                    (1,522,631)              --
                                                                           ---------------- ------------------
Total distributions                                                            (27,405,891)      (8,414,448)
                                                                           ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     429,521,089      543,523,250
                                                                           ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                 19,367           34,242
Retail Class                                                                        27,132           48,665
                                                                           ---------------- ------------------
Total increase (decrease) in net assets                                        428,026,261      562,669,742
NET ASSETS
Beginning of period                                                            701,482,108      138,812,366
                                                                           ---------------- ------------------
End of period                                                               $1,129,508,369     $701,482,108
                                                                           ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $    5,790,050     $ 18,230,620
                                                                           ---------------- ------------------

INSTITUTIONAL HIGH INCOME FUND

                                                                           SIX MONTHS ENDED
                                                                            MARCH 31, 2005      YEAR ENDED
                                                                             (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $ 3,542,723       $ 7,034,954
Net realized gain (loss) on investments and foreign currency transactions      2,092,626         8,348,544
Change in unrealized appreciation (depreciation) of investments                  250,002           290,554
                                                                           ---------------- ------------------
Increase (decrease) in net assets resulting from operations                    5,885,351        15,674,052
                                                                           ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                           (8,125,448)       (7,853,152)
                                                                           ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      (660,391)        3,146,903
                                                                           ---------------- ------------------
Total increase (decrease) in net assets                                       (2,900,488)       10,967,803
NET ASSETS
Beginning of period                                                           97,108,835        86,141,032
                                                                           ---------------- ------------------
End of period                                                                $94,208,347       $97,108,835
                                                                           ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                          $ 1,410,174       $ 5,992,899
                                                                           ---------------- ------------------


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


INTERMEDIATE DURATION FIXED INCOME FUND

                                                                           SIX MONTHS ENDED
                                                                            MARCH 31, 2005      YEAR ENDED
                                                                             (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $   729,670       $ 1,475,248
Net realized gain (loss) on investments and foreign currency transactions         57,844           663,256
Change in unrealized appreciation (depreciation) of investments                 (906,789)       (1,053,312)
                                                                           ---------------- ------------------
Increase (decrease) in net assets resulting from operations                     (119,275)        1,085,192
                                                                           ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (823,787)       (1,737,677)
CAPITAL GAINS:
Institutional Class                                                              (64,658)               --
                                                                           ---------------- ------------------
Total distributions                                                             (888,445)       (1,737,677)
                                                                           ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     6,210,379        (5,398,608)
                                                                           ---------------- ------------------
Total increase (decrease) in net assets                                        5,202,659        (6,051,093)
NET ASSETS
Beginning of period                                                           31,051,470        37,102,563
                                                                           ---------------- ------------------
End of period                                                                $36,254,129       $31,051,470
                                                                           ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                 $   (76,389)      $    17,728
                                                                           ---------------- ------------------

INVESTMENT GRADE FIXED INCOME FUND

                                                                           SIX MONTHS ENDED
                                                                            MARCH 31, 2005      YEAR ENDED
                                                                             (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $  3,937,214      $  8,197,650
Net realized gain (loss) on investments and foreign currency transactions       7,172,345         6,333,927
Change in unrealized appreciation (depreciation) of investments                (4,726,910)        2,700,774
                                                                           ---------------- ------------------
Increase (decrease) in net assets resulting from operations                     6,382,649        17,232,351
                                                                           ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (7,313,952)      (10,687,184)
CAPITAL GAINS:
Institutional Class                                                            (3,607,797)       (4,492,034)
                                                                           ---------------- ------------------
Total distributions                                                           (10,921,749)      (15,179,218)
                                                                           ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     15,378,490        32,770,001
                                                                           ---------------- ------------------
Total increase (decrease) in net assets                                        10,839,390        34,823,134
NET ASSETS
Beginning of period                                                           177,094,160       142,271,026
                                                                           ---------------- ------------------
End of period                                                                $187,933,550      $177,094,160
                                                                           ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                 $   (602,314)     $  2,774,424
                                                                           ---------------- ------------------


                See accompanying notes to financial statements.

INFLATION PROTECTED SECURITIES FUND

                                                                           SIX MONTHS ENDED
                                                                            MARCH 31, 2005      YEAR ENDED
                                                                             (UNAUDITED)    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $    87,772       $   273,611
Net realized gain (loss) on investments and foreign currency transactions        144,935            31,119
Change in unrealized appreciation (depreciation) of investments                 (202,440)         (138,586)
                                                                           ---------------- ------------------
Increase (decrease) in net assets resulting from operations                       30,267           166,144
                                                                           ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (123,194)         (391,926)
CAPITAL GAINS:
Institutional Class                                                                   --          (224,515)
                                                                           ---------------- ------------------
Total distributions                                                             (123,194)         (616,441)
                                                                           ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     3,083,280        (1,708,646)
                                                                           ---------------- ------------------
Total increase (decrease) in net assets                                        2,990,353        (2,158,943)
NET ASSETS
Beginning of period                                                            7,390,011         9,548,954
                                                                           ---------------- ------------------
End of period                                                                $10,380,364       $ 7,390,011
                                                                           ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                 $   (37,295)      $    (1,873)
                                                                           ---------------- ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period   income      investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------

BOND FUND

INSTITUTIONAL CLASS
3/31/2005(e)          $13.46     $0.34(d)       $ 0.29        $ 0.63          $(0.56)         $--
9/30/2004              12.66      0.72(d)         0.82          1.54           (0.74)          --
9/30/2003              10.33      0.78(d)         2.34          3.12           (0.79)          --
9/30/2002+             10.39      0.82(d)        (0.06)         0.76           (0.82)          --
9/30/2001              11.53      0.94(d)        (0.91)         0.03           (1.17)          --
9/30/2000              11.70      0.96           (0.20)         0.76           (0.93)          --

RETAIL CLASS
3/31/2005(e)          $13.44     $0.32(d)       $ 0.30        $ 0.62          $(0.55)         $--
9/30/2004              12.65      0.69(d)         0.82          1.51           (0.72)          --
9/30/2003              10.33      0.75(d)         2.34          3.09           (0.77)          --
9/30/2002+             10.39      0.79(d)        (0.05)         0.74           (0.80)          --
9/30/2001              11.52      0.91(d)        (0.91)         0.00           (1.13)          --
9/30/2000              11.69      0.92           (0.19)         0.73           (0.90)          --

ADMIN CLASS
3/31/2005(e)          $13.42     $0.30(d)       $ 0.29        $ 0.59          $(0.53)         $--
9/30/2004              12.64      0.65(d)         0.82          1.47           (0.69)          --
9/30/2003              10.32      0.72(d)         2.34          3.06           (0.74)          --
9/30/2002+             10.38      0.76(d)        (0.05)         0.71           (0.77)          --
9/30/2001              11.52      0.88(d)        (0.92)        (0.04)          (1.10)          --
9/30/2000              11.69      0.86           (0.16)         0.70           (0.87)          --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Computed on an annualized basis for periods less than one year. (d) Per share net investment income
(loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e) For the six months ended March 31, 2005 (Unaudited). (f) Amount rounds to less than $0.01 per share. + As required October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                 RATIOS TO AVERAGE NET ASSETS
--------------                                            --------------------------------------------

                         Net asset            Net assets,
                           value,               end of                                                Portfolio
    Total     Redemption end of the   Total   the period       Net          Gross     Net investment  turnover
distributions    fees      period   return(a)    (000)    expenses(b)(c) expenses(c) income (loss)(c)   rate
---------------------------------------------------------------------------------------------------------------


   $(0.56)      $0.00(f)   $13.53      4.7%   $2,916,665       0.75%        0.76%          4.92%          8%
    (0.74)       0.00(f)    13.46     12.5     2,365,199       0.75         0.79           5.48          42
    (0.79)         --       12.66     30.9     1,730,165       0.75         0.78           6.64          35
    (0.82)         --       10.33      7.5     1,172,286       0.75         0.79           7.76          22
    (1.17)         --       10.39      0.3     1,383,951       0.75         0.78           8.52          20
    (0.93)         --       11.53      6.7     1,670,825       0.75         0.76           8.32          17

   $(0.55)      $0.00(f)   $13.51      4.6    $  428,455       1.00         1.01           4.63           8
    (0.72)       0.00(f)    13.44     12.2       275,349       1.00         1.04           5.24          42
    (0.77)         --       12.65     30.6       143,932       1.00         1.07           6.35          35
    (0.80)         --       10.33      7.3        61,845       1.00         1.14           7.51          22
    (1.13)         --       10.39      0.1        77,035       1.00         1.13           8.28          20
    (0.90)         --       11.52      6.5        78,039       1.00         1.08           8.10          17

   $(0.53)      $0.00(f)   $13.48      4.4    $   46,338       1.25         1.27           4.36           8
    (0.69)       0.00(f)    13.42     11.9        27,299       1.25         1.29           4.99          42
    (0.74)         --       12.64     30.4        12,061       1.25         1.40           6.13          35
    (0.77)         --       10.32      7.0         6,383       1.25         1.68           7.22          22
    (1.10)         --       10.38     (0.3)        5,498       1.25         1.71           8.02          20
    (0.87)         --       11.52      6.2         3,736       1.25         1.98           7.90          17

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period income(a)     investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
3/31/2005(e)          $13.93     $0.40          $ 0.33        $ 0.73          $(1.38)       $   --
9/30/2004              13.24      0.82            0.79          1.61           (0.92)           --
9/30/2003              10.95      0.84            2.40          3.24           (0.95)           --
9/30/2002+             11.23      0.87           (0.15)         0.72           (1.00)           --
9/30/2001              11.95      0.96           (0.78)         0.18           (0.90)           --
9/30/2000              12.09      0.99           (0.30)         0.69           (0.83)           --

GLOBAL BOND FUND

INSTITUTIONAL CLASS
3/31/2005(e)          $15.59     $0.22          $ 0.44        $ 0.66          $(0.46)       $(0.05)
9/30/2004              14.93      0.48            0.78          1.26           (0.60)           --
9/30/2003              12.68      0.62            2.25          2.87           (0.62)           --
9/30/2002+/+/          11.08      0.68            0.92          1.60              --            --
9/30/2001              10.93      0.72            0.07          0.79           (0.60)        (0.04)
9/30/2000              12.60      0.76           (1.33)        (0.57)          (0.67)        (0.43)

RETAIL CLASS
3/31/2005(e)          $15.46     $0.20          $ 0.43        $ 0.63          $(0.43)       $(0.05)
9/30/2004              14.83      0.43            0.79          1.22           (0.59)           --
9/30/2003              12.62      0.58            2.24          2.82           (0.61)           --
9/30/2002+/+/          11.06      0.65            0.91          1.56              --            --
9/30/2001              10.91      0.69            0.07          0.76           (0.57)        (0.04)
9/30/2000              12.57      0.73           (1.32)        (0.59)          (0.64)        (0.43)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (c) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher. (d) Computed on an annualized basis for periods less than one year. (e) For the six months ended March 31, 2005 (Unaudited). (f) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Funds's net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, and increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                 RATIOS TO AVERAGE NET ASSETS
--------------                                            --------------------------------------------

                         Net asset            Net assets,
                           value,               end of                                                Portfolio
    Total     Redemption end of the   Total   the period       Net          Gross     Net investment  turnover
distributions    fees      period   return(b)    (000)    expenses(c)(d) expenses(d) income (loss)(d)   rate
---------------------------------------------------------------------------------------------------------------

   $(1.38)      $  --      $13.28      5.2%    $366,618        0.65%        0.66%          5.75%          17%
    (0.92)         --       13.93     12.6      358,652        0.65         0.66           6.17           35
    (0.95)         --       13.24     31.5      412,521        0.65         0.67           7.03           33
    (1.00)         --       10.95      6.7      372,141        0.65         0.70           7.87           21
    (0.90)         --       11.23      1.6      420,091        0.65         0.68           8.39           24
    (0.83)         --       11.95      5.9      427,730        0.63         0.63           8.34           19


   $(0.51)      $0.00(f)   $15.74      4.2     $468,237        0.75         0.78           2.82           31
    (0.60)       0.00(f)    15.59      8.6      287,830        0.80         0.85           3.15           61
    (0.62)         --       14.93     23.4       83,325        0.90         0.94           4.50          107
       --          --       12.68     14.4       44,810        0.90         1.07           5.78           65
    (0.64)         --       11.08      7.7       37,681        0.90         1.09           6.65           58
    (1.10)         --       10.93     (5.0)      37,035        0.90         1.12           6.64           17

   $(0.48)      $0.00(f)   $15.61      4.0     $661,271        1.00         1.03           2.57           31
    (0.59)       0.00(f)    15.46      8.4      413,652        1.04         1.10           2.88           61
    (0.61)         --       14.83     23.1       55,487        1.15         1.21           4.13          107
       --          --       12.62     14.1       12,103        1.15         1.47           5.53           65
    (0.61)         --       11.06      7.4       10,375        1.15         1.47           6.42           58
    (1.07)         --       10.91     (5.2)      11,721        1.15         1.51           6.41           17

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period   income      investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
INSTITUTIONAL HIGH INCOME FUND

INSTITUTIONAL CLASS
3/31/2005(e)          $ 7.50     $0.27(d)       $ 0.19        $ 0.46          $(0.64)       $   --
9/30/2004               6.91      0.55(d)         0.66          1.21           (0.62)           --
9/30/2003               4.81      0.59(d)         1.69          2.28           (0.18)           --
9/30/2002+              6.50      0.68(d)        (0.96)        (0.28)          (1.41)           --
9/30/2001               8.33      0.91(d)        (1.93)        (1.02)          (0.81)           --
9/30/2000               8.40      0.94(d)        (0.11)         0.83           (0.90)           --

INTERMEDIATE DURATION FIXED INCOME FUND

INSTITUTIONAL CLASS
3/31/2005(e)          $ 9.92     $0.20(d)       $(0.22)       $(0.02)         $(0.23)       $(0.02)
9/30/2004              10.10      0.45(d)        (0.10)         0.35           (0.53)           --
9/30/2003               9.62      0.51(d)         0.49          1.00           (0.52)           --
9/30/2002++            10.13      0.60(d)        (0.50)         0.10           (0.60)        (0.01)
9/30/2001               9.55      0.64(d)         0.57          1.21           (0.63)           --
9/30/2000               9.53      0.62            0.01          0.63           (0.61)           --

INVESTMENT GRADE FIXED INCOME FUND

INSTITUTIONAL CLASS
3/31/2005(e)          $13.54     $0.29(d)       $ 0.20        $ 0.49          $(0.54)       $(0.27)
9/30/2004              13.38      0.67(d)         0.75          1.42           (0.88)        (0.38)
9/30/2003              11.56      0.77(d)         1.87          2.64           (0.78)        (0.04)
9/30/2002+++           11.16      0.77(d)         0.35          1.12           (0.66)        (0.06)
9/30/2001              11.00      0.81(d)         0.15          0.96           (0.79)        (0.01)
9/30/2000              11.02      0.82            0.00(f)       0.82           (0.79)        (0.05)

INFLATION PROTECTED SECURITIES FUND

INSTITUTIONAL CLASS
3/31/2005(e)          $11.02     $0.11(d)       $(0.05)       $ 0.06          $(0.17)       $   --
9/30/2004              11.60      0.37(d)        (0.12)         0.25           (0.54)        (0.29)
9/30/2003              11.94      0.43(d)         0.05          0.48           (0.53)        (0.29)
9/30/2002++++          11.19      0.51(d)         0.83          1.34           (0.59)           --
9/30/2001              10.62      0.62(d)         0.70          1.32           (0.75)           --
9/30/2000              10.38      0.68            0.22          0.90           (0.66)           --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher. (c) Computed on an annualized basis for periods less than one year. (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e) For the six months ended March 31, 2005 (Unaudited). (f) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. +++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investment by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                 RATIOS TO AVERAGE NET ASSETS
--------------                                            --------------------------------------------

                         Net asset            Net assets,
                           value,               end of                                                Portfolio
    Total     Redemption end of the   Total   the period       Net          Gross     Net investment  turnover
distributions    fees      period   return(a)    (000)    expenses(b)(c) expenses(c) income (loss)(c)   rate
---------------------------------------------------------------------------------------------------------------

   $(0.64)      $  --      $ 7.32       6.0%   $ 94,208        0.75%        0.83%          7.22%           9%
    (0.62)         --        7.50      18.1      97,109        0.75         0.88           7.66           59
    (0.18)       0.00(f)     6.91      48.7      86,141        0.75         0.91          10.01           53
    (1.41)         --        4.81      (6.0)     57,055        0.75         1.10          11.61           32
    (0.81)         --        6.50     (12.6)     31,972        0.75         1.03          12.64           43
    (0.90)         --        8.33      10.2      39,619        0.75         1.03          11.22           28


   $(0.25)      $  --      $ 9.65      (0.3)   $ 36,254        0.45         0.73           4.13           12
    (0.53)         --        9.92       3.6      31,051        0.45         0.76           4.48           48
    (0.52)         --       10.10      10.7      37,103        0.45         0.74           5.15           63
    (0.61)         --        9.62       1.0      40,734        0.45         0.83           6.13           24
    (0.63)         --       10.13      13.0      23,568        0.48         0.89           6.48           19
    (0.61)         --        9.55       6.9      20,580        0.55         0.99           6.65           20


   $(0.81)      $  --      $13.22       3.6    $187,934        0.55         0.58           4.29           17
    (1.26)         --       13.54      11.1     177,094        0.55         0.60           5.03           34
    (0.82)         --       13.38      23.8     142,271        0.55         0.62           6.22           32
    (0.72)         --       11.56      10.4     136,042        0.55         0.64           6.76           20
    (0.80)         --       11.16       9.0     148,168        0.55         0.62           7.25           14
    (0.84)         --       11.00       7.7     153,412        0.55         0.58           7.45           18


   $(0.17)      $  --      $10.91       0.5    $ 10,380        0.50         1.66           2.08          101
    (0.83)         --       11.02       2.3       7,390        0.50         1.73           3.33           99
    (0.82)         --       11.60       4.3       9,549        0.50         1.28           3.68           60
    (0.59)         --       11.94      12.4      13,492        0.50         1.16           4.58          101
    (0.75)         --       11.19      12.9      15,018        0.50         1.25           5.63          124
    (0.66)         --       10.62       9.1      11,495        0.50         1.24           6.17           86

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of certain Funds in the Trust were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust, the financial statements for the equity funds are presented in a separate report. The following Funds are included in this report:

Loomis Sayles Bond Fund (the "Bond Fund")
Loomis Sayles Fixed Income Fund (the "Fixed Income Fund")
Loomis Sayles Global Bond Fund (the "Global Bond Fund")
Loomis Sayles Institutional High Income Fund (the "Institutional High Income Fund")
Loomis Sayles Intermediate Duration Fixed Income Fund (the "Intermediate Duration Fixed Income Fund")
Loomis Sayles Investment Grade Fixed Income Fund (the "Investment Grade Fixed Income Fund")
Loomis Sayles Inflation Protected Securities Fund (the "Inflation Protected Securities Fund"), formerly the Loomis Sayles U.S. Government Securities Fund.

On December 15, 2004, the Loomis Sayles U.S. Government Securities Fund changed its name and investment strategy. The Fund is now named the Inflation Protected Securities Fund, and its strategy emphasizes inflation-protected debt securities issued by the U.S. Treasury (TIPS).

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other investment companies are valued at the net assets values each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except Inflation Protected Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2005, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                       LOCAL     AGGREGATE
                           DELIVERY   CURRENCY     FACE        TOTAL     UNREALIZED
                             DATE      AMOUNT     AMOUNT       VALUE    APPRECIATION
------------------------------------------------------------------------------------
 Australian Dollar (sell) 06/01/2005 9,580,000  $ 7,469,718 $ 7,373,840   $ 95,878
 Euro (sell)              06/09/2005 28,715,000 37,992,817  37,297,238    695,879
                                                                        ------------
                                                                          $791,457
                                                                        ------------

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)


E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemptions in-kind, foreign currency transactions, defaulted bond interest, premium amortization accruals, distributions from real estate investment trusts and reclassification of paydown gains and losses. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals, corporate action adjustments, mark-to-market on forward currency contracts and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

I. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the portfolio, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2005, were as follows:

       FUND                                    MARKET VALUE  COLLATERAL
       ----                                    ------------ ------------
       Bond Fund                               $782,724,699 $798,930,849
       Fixed Income Fund                         52,966,660   54,048,126
       Global Bond Fund                          28,051,736   28,625,148
       Institutional High Income Fund             7,097,658    7,245,048
       Intermediate Duration Fixed Income Fund    1,991,206    2,032,670
       Investment Grade Fixed Income Fund        47,158,778   48,132,360
       Inflation Protected Securities Fund               --           --

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2005, purchases and sales of securities (excluding short-term investments) were as follows:

                                        U.S. GOVERNMENT/AGENCIES     OTHER SECURITIES
                                        ------------------------ -------------------------
FUND                                     PURCHASES      SALES     PURCHASES      SALES
----                                    ------------ ----------- ------------ ------------
Bond Fund                               $572,243,466 $        -- $397,138,240 $216,523,905
Fixed Income Fund                         34,332,057   3,272,291   28,616,932   57,112,444
Global Bond Fund                         160,617,614  48,141,151  520,689,566  223,321,069
Institutional High Income Fund               745,841     745,902    7,835,694   11,903,512
Intermediate Duration Fixed Income Fund    2,937,444     283,037    7,873,109    3,853,569
Investment Grade Fixed Income Fund        34,505,802          --   11,086,546   28,800,289
Inflation Protected Securities Fund       12,162,494   8,651,916      652,444           --

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the six months ended March 31, 2005, provided for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2006, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                                    AVERAGE DAILY NET ASSETS
                                                   --------------------------------
                                        MANAGEMENT INSTITUTIONAL   RETAIL   ADMIN
FUND                                       FEES        CLASS       CLASS    CLASS
----                                    ---------- -------------   ------   -----
Bond Fund                                 0.60%        0.75%       1.00%    1.25%
Fixed Income Fund                         0.50%        0.65%        --       --
Global Bond Fund                          0.60%        0.75%       1.00%     --
Institutional High Income Fund            0.60%        0.75%        --       --
Intermediate Duration Fixed Income Fund   0.30%        0.45%        --       --
Investment Grade Fixed Income Fund        0.40%        0.55%        --       --
Inflation Protected Securities Fund       0.30%        0.50%        --       --

For the six months ended March 31, 2005, the management fees and waivers of management fees for each Fund were as follows:

                                                                         PERCENTAGE OF
                                          GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                                        MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                                       FEE        FEE        FEE     GROSS         NET
----                                    ---------- ---------- ---------- -----           -----
Bond Fund                               $9,142,504  $192,955  $8,949,549 0.60%        0.60%
Fixed Income Fund                          922,603    13,995     908,608 0.50%        0.49%
Global Bond Fund                         2,779,196   150,447   2,628,749 0.60%        0.57%
Institutional High Income Fund             295,928    43,244     252,684 0.60%        0.51%
Intermediate Duration Fixed Income Fund     52,978    50,168       2,810 0.30%        0.01%
Investment Grade Fixed Income Fund         366,978    27,264     339,714 0.40%        0.37%
Inflation Protected Securities Fund         12,676    12,676          -- 0.30%        0.00%

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)


For the six months ended March 31, 2005, in addition to the waiver of management fees, the Inflation Protected Securities Fund had Class level expenses of $36,209 reimbursed.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P. IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse Nationales des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as Caisses d' Epargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. For the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Funds. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds II), the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and IXIS Services (effective January 1st IXIS Advisors), each Fund paid IXIS Services (or IXIS Advisors) its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest
                Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2005, fees paid to IXIS Services and IXIS Advisors for accounting and administrative expense were as follows:

                                        ACCOUNTING AND
FUND                                    ADMINISTRATIVE
----                                    --------------
Bond Fund                                  $992,190
Fixed Income Fund                           120,151
Global Bond Fund                            301,612
Institutional High Income Fund               32,116
Intermediate Duration Fixed Income Fund      11,499
Investment Grade Fixed Income Fund           59,739
Inflation Protected Securities Fund           2,751

C. TRANSFER AGENT FEES. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

During the period October 1, 2004 through December 31, 2004, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and Inflation Protected Securities Fund paid service fees monthly to IXIS Services representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.01% to the eligible average daily net assets. Eligible assets are the average daily net assets of all Institutional Funds*.

             Each Class is subject to a monthly minimum fee of $1,000 allocated based on the combined net assets of Institutional Class, Retail Class and Admin Class as applicable.

             or

             (2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $100,000.

* Institutional Funds consist of Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and Inflation Protected Securities Fund.

During the period October 1, 2004 through December 31, 2004, Bond Fund and Global Bond Fund paid service fees monthly to IXIS Services representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Institutional Class, Retail Class and Admin Class as applicable.

             or

             (2)An allocated portion, based on eligible assets of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004 of $650,000.

* No Load Retail Funds consist of Bond Fund, Global Bond Fund, Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts.

Effective January 1, 2005, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and Inflation Protected Securities Fund pay fees to IXIS Services representing a pro rata portion of the greater of:

             (1)An aggregate annual minimum fee of $180,000 for all
                Institutional Funds;

             or

             (2)An annual account based fee of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund, and $2.00 for each closed account (Equity and Fixed Income Funds), aggregated for all Institutional Funds.

Effective January 1, 2005, Bond Fund and Global Bond Fund pay fees to IXIS Services representing a pro rata portion of the greater of:

             (1)An aggregate annual minimum fee of approximately $1 million for all No-Load Retail Funds and Load Funds--Class Y; or

             (2)An annual account based fee of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund, and $2.00 for each closed account (Equity and Fixed Income Funds), aggregated for all No-Load Retail Funds and Load Funds--Class Y.

Each Class of shares is subject to a monthly minimum of $1,500.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)


For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                                        TRANSFER
FUND                                    AGENT FEE
----                                    ---------
Bond Fund                               $346,682
Fixed Income Fund                         15,171
Global Bond Fund                         101,658
Institutional High Income Fund             7,000
Intermediate Duration Fixed Income Fund    7,000
Investment Grade Fixed Income Fund         8,992
Inflation Protected Securities Fund        7,000

D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the various Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund and Global Bond Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay a shareholder service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. The co-chairmen of the Board each receive an additional annual retainer of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. PUBLISHING SERVICES. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the six months ended March 31, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                                         PUBLISHING
FUND                                    SERVICES FEE
----                                    ------------
Bond Fund                                   $376
Fixed Income Fund                             57
Global Bond Fund                             130
Institutional High Income Fund                89
Intermediate Duration Fixed Income Fund       67
Investment Grade Fixed Income Fund            50
Inflation Protected Securities Fund          514

G. REDEMPTION FEES. Shareholders of the Bond Fund and Global Bond Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Bond Fund, Global Bond Fund and Inflation Protected Securities Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2005, the Funds had no borrowings under the agreement.

6. SHAREHOLDERS. At March 31, 2005, the Loomis Sayles Funded Pension Plan and Trust ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                     PROFIT SHARING
FUND                                    PENSION PLAN RETIREMENT PLAN
----                                    ------------ ---------------
Bond Fund                                 $909,192     $1,104,060
Global Bond Fund                           669,137        326,775
Institutional High Income Fund             463,135        542,182
Intermediate Duration Fixed Income Fund         --         71,553
Inflation Protected Securities Fund             --        197,692

At March 31, 2005, Loomis Sayles owned 227,496 shares, equating to 23.90% of Inflation Protected Securities Fund shares outstanding. In addition, two individuals affiliated with Institutional High Income Fund held approximately 16.48% of the Fund's total outstanding shares.

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)


7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                            BOND FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ---------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   --------------
Issued from the sale of shares        50,373,924    $ 694,863,946     83,292,406   $1,104,544,259
Issued in connection with
  the reinvestment of distributions    6,851,432       93,365,891      8,109,317      106,866,203
Redeemed                             (17,393,103)    (239,452,758)   (52,330,944)    (684,571,795)
                                     -----------    ---------------  -----------   --------------
Net change                            39,832,253    $ 548,777,079     39,070,779   $  526,838,667
                                     -----------    ---------------  -----------   --------------

                                        Shares          Amount          Shares         Amount
RETAIL CLASS                         -----------    -------------    -----------   --------------
Issued from the sale of shares        13,163,827    $ 181,312,144     14,981,168   $  197,751,341
Issued in connection with
  the reinvestment of distributions      885,514       12,045,874        818,810       10,777,230
Redeemed                              (2,820,504)     (38,735,621)    (6,689,612)     (87,290,333)
                                     -----------    ---------------  -----------   --------------
Net change                            11,228,837    $ 154,622,397      9,110,366   $  121,238,238
                                     -----------    ---------------  -----------   --------------

                                        Shares          Amount          Shares         Amount
ADMIN CLASS                          -----------    -------------    -----------   --------------
Issued from the sale of shares         1,784,781    $  24,608,189      1,732,050   $   22,859,859
Issued in connection with
  the reinvestment of distributions       80,127        1,088,419         55,426          730,228
Redeemed                                (462,887)      (6,360,536)      (707,119)      (9,240,007)
                                     -----------    ---------------  -----------   --------------
Net change                             1,402,021    $  19,336,072      1,080,357   $   14,350,080
                                     -----------    ---------------  -----------   --------------

                                                        FIXED INCOME FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ---------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   --------------
Issued from the sale of shares             7,050    $      94,873      1,007,726   $   13,816,868
Issued in connection with the
  reinvestment of distributions        2,602,690       34,745,908      2,195,946       28,854,728
Redeemed                                (738,627)     (10,480,545)    (8,613,412)    (111,701,518)
                                     -----------    ---------------  -----------   --------------
Net change                             1,871,113    $  24,360,236     (5,409,740)  $  (69,029,922)
                                     -----------    ---------------  -----------   --------------

                                                         GLOBAL BOND FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ---------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   --------------
Issued from the sale of shares        12,180,910    $ 195,532,864     14,284,726   $  216,397,662
Issued in connection with
  the reinvestment of distributions      627,540       10,021,422        221,015        3,315,228
Redeemed                              (1,516,281)     (24,135,015)    (1,624,910)     (24,571,286)
                                     -----------    ---------------  -----------   --------------
Net change                            11,292,169    $ 181,419,271     12,880,831   $  195,141,604
                                     -----------    ---------------  -----------   --------------

                                        Shares          Amount          Shares         Amount
RETAIL CLASS                         -----------    -------------    -----------   --------------
Issued from the sale of shares        18,664,450    $ 296,407,389     27,817,273   $  420,172,110
Issued in connection with
  the reinvestment of distributions      907,875       14,388,945        253,905        3,783,184
Redeemed                              (3,962,761)     (62,694,516)    (5,059,529)     (75,573,648)
                                     -----------    ---------------  -----------   --------------
Net change                            15,609,564    $ 248,101,818     23,011,649   $  348,381,646
                                     -----------    ---------------  -----------   --------------

                                               INSTITUTIONAL HIGH INCOME FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares        1,106,915     $  8,429,817      2,969,710    $ 21,254,761
Issued in connection with
  the reinvestment of distributions     790,983        5,853,273        818,610       5,763,013
Redeemed                             (1,973,378)     (14,943,481)    (3,305,132)    (23,870,871)
                                     ----------     ---------------  ------------  --------------
Net change                              (75,480)    $   (660,391)       483,188    $  3,146,903
                                     ----------     ---------------  ------------  --------------

                                           INTERMEDIATE DURATION FIXED INCOME FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          656,099     $  6,512,689        311,432    $  3,115,510
Issued in connection with
  the reinvestment of distributions      64,663          634,394        106,401       1,059,666
Redeemed                                (94,865)        (936,704)      (961,946)     (9,573,784)
                                     ----------     ---------------  ------------  --------------
Net change                              625,897     $  6,210,379       (544,113)   $ (5,398,608)
                                     ----------     ---------------  ------------  --------------

                                             INVESTMENT GRADE FIXED INCOME FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          461,461     $  6,265,257      1,938,481    $ 26,097,555
Issued in connection with
  the reinvestment of distributions     722,841        9,719,105      1,002,824      13,326,409
Issued from subscriptions-in-kind*           --               --        372,856       5,000,000
Redeemed                                (44,964)        (605,872)      (868,554)    (11,653,963)
                                     ----------     ---------------  ------------  --------------
Net change                            1,139,338     $ 15,378,490      2,445,607    $ 32,770,002
                                     ----------     ---------------  ------------  --------------
*Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles
 Investment Grade Fixed Income Fund to shareholders thereof contributed to the Fund in-kind by such shareholders on January 5, 2004. Contribution includes $4,039,173 of securities, $958,148 in cash and $2,679 in receivables.

                                             INFLATION PROTECTED SECURITIES FUND

                                     Six Months Ended March 31, 2005 Year Ended September 30, 2004
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          356,072     $  3,913,353         84,353    $    933,352
Issued in connection with
  the reinvestment of distributions       9,782          106,904         46,319         512,598
Redeemed                                (84,928)        (936,977)      (283,167)     (3,154,595)
                                     ----------     ---------------  ------------  --------------
Net change                              280,926     $  3,083,280       (152,495)   $ (1,708,645)
                                     ----------     ---------------  ------------  --------------

8. SUBSEQUENT EVENT. Effective May 1, 2005, the names of the CDC Nvest Funds Trusts changed as follows:

CURRENT NAME                    NEW NAME
------------                    --------
CDC Nvest Funds Trust I         IXIS Advisor Funds Trust I
CDC Nvest Funds Trust II        IXIS Advisor Funds Trust II
CDC Nvest Funds Trust III       IXIS Advisor Funds Trust III
CDC Nvest Companies Trust I     IXIS Advisor Funds Trust IV
CDC Nvest Cash Management Trust IXIS Advisor Cash Management Trust

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles High Income Opportunities Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review              1

                    Portfolio of Investments             4

                    Statement of Assets and Liabilities  9

                    Statement of Operations             10

                    Statement of Changes in Net Assets  11

                    Financial Highlights                13

                    Notes to Financial Statements       15

         SEMI-ANNUAL REPORT
         MARCH 31, 2005 (Unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

[PHOTO]


                                 MATTHEW EAGAN
                           Manager Since April 2004

[PHOTO]

Kathleen Gaffney
                               KATHLEEN GAFFNEY
                           Manager Since April 2004

[PHOTO]

Daniel Fuss
                                   DAN FUSS
                           Manager Since April 2004

[PHOTO]


                                 ELAINE STOKES
                           Manager Since April 2004


PORTFOLIO REVIEW
Our strategy during the period included taking advantage of buying opportunities in the U.S. high-yield market, limiting spread duration to credits with strongly positive fundamentals and taking advantage of emerging-market opportunities. Security selection helped the Fund outperform its Benchmark, the Lehman High Yield Index, for the six-months ended March 31, 2005. During the fourth quarter of 2004, lower-quality segments of the market benefited from continued demand for yield in a low interest-rate environment, moderate economic growth, declining default rates, and a strong rebound in the equity markets. Because of their high yields, bonds with ratings of BBB through CCC were the top-performing quality sectors during this period.

The Fund's communication holdings posted the strongest relative performance for the period, due to solid results from wirelines and wireless companies. Specifically, investments in Rogers Cable, Philippine Long Distance, and Charter Communications were strong drivers of performance. In addition, the utilities sector contributed positively to performance, with the electric and natural gas segments both generating strong results. For example, the Fund's position in Williams Companies, a diversified energy company that benefited from outstanding execution of its restructuring plan, enhanced performance. Chemicals also contributed to positive performance, with Borden Chemical leading the way.

Significant earnings pressure hit the automotive industry, leading to poor performance for the entire sector. In particular, Fund holdings in Delphi Corp. and Dana Corp, two auto parts makers, were impacted by negative earnings reports. Delphi, which was spun off by General Motors in 1999, was also affected by GM's ratings downgrades, production cuts, high labor costs, and an under-funded pension plan.

OUTLOOK
Looking ahead, we believe interest rates will continue to rise, with the 2.75% (as of March 31) federal funds rate potentially moving up toward 4% by year-end. As a result, yields on long-term bonds are likely to increase too, but at a slower pace.

We believe high-yield bonds will continue to do well, but we do not expect returns in 2005 to be as generous as they have been in recent years. We believe the recent widening in the spread - or difference in yields between higher- and lower-quality bonds - represents a healthy correction. We expect to see more widening as the year progresses and investors look ahead to higher interest rates and slower profit growth. Nevertheless, we do not regard the recent widening as a significant buying opportunity because we do not expect the market to return to its previous levels. At the same time, we do not view the widening as cause for concern.


 KEY FUND FACTS
 Symbol | LSIOX
 OBJECTIVE | High current income. Capital appreciation is the Fund's secondary objective.
 STRATEGY | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.
 FUND INCEPTION DATE | 4/01/04
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/13/04
 EXPENSE RATIO | 0.00%*
 TOTAL NET ASSETS | $9.3 million
*All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Asset Management Advisors, L.P.

We expect to continue favoring B-rated bonds. Currently, CCC-rated securities are offering little compensation on the heels of their recent gains.


 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2005

                                                     SINCE
                             6 MONTHS*            INCEPTION(a)
                             --------------------------------------------

                             LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
                               4.87%                 11.45%
                             --------------------------------------------

                             LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
                               3.31                   6.87
                             --------------------------------------------

                             LEHMAN HIGH YIELD INDEX(b)
                               2.89                   6.84
                             --------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2005
                                     [CHART]

               Loomis Sayles    Lipper High
                High Income    Current Yield    Lehman High
            Opportunities Fund  Funds Index/b/  Yield Index/b/
            ------------------  -------------- ---------------
  4/12/2004        $10,000       $10,000        $10,000
  4/30/2004          9,850         9,977          9,932
  5/31/2004          9,681         9,823          9,764
  6/30/2004          9,901         9,961          9,904
  7/31/2004         10,071        10,040         10,038
  8/31/2004         10,389        10,204         10,235
  9/30/2004         10,590        10,345         10,384
 10/31/2004         10,852        10,529         10,572
 11/30/2004         10,992        10,679         10,699
 12/31/2004         11,273        10,840         10,858
  1/31/2005         11,305        10,813         10,844
  2/28/2005         11,580        10,979         11,004
  3/31/2005         11,107        10,687         10,684



Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund's inception date.

(a) Since Index performance data is not available coincident with the Fund's inception date, the beginning value of the Index is the value as of the month-end closest to the Fund's inception date.
(b) See page 3 for a description of the Indices.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by U.S. government agencies are not issued by, and may not be guaranteed by the U.S. government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Source: Lipper, Inc.

Lehman High Yield Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. It is not possible to invest directly in an index.

PROXY VOTING INFORMATION
A description of the Fund's proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Fund's website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2004 is available on (i) the Fund's website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Fund is unlike other mutual funds; it does not charge any fees or expenses.

You should be aware that shares in the Fund are available only to institutional investment advisory clients of Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in "wrap-fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors, in turn, pay a fee to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap fee brochure provided to them by their program's sponsor and the fees paid by such sponsor to IXIS Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Fund. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Fund through a reduction in its net asset value.

The first line in the table below shows the actual account values and actual Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from October 1, 2004 through March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period
Institutional Class                         10/1/04       3/31/05    10/1/04-3/31/05
-------------------                      ------------- ------------- ---------------

Actual                                      $1,000        $1,049          $0.00

Hypothetical (5% return before expenses)    $1,000        $1,025          $0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% for the Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND


                                                               PRINCIPAL AMOUNT   VALUE(A)
------------------------------------------------------------------------------------------

BONDS AND NOTES - 97.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 94.2%

AIRLINES - 1.8%
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017     $  73,411     $   59,490
Continental Airlines, Inc., Series 1999-1A, 6.545%, 2/02/2019        53,544         52,206
Continental Airlines, Inc., Series 2001-1B, 7.373%, 12/15/2015       38,982         32,603
Northwest Airlines Corp., Series 992 B, 7.950%, 3/01/2015            26,198         21,335
                                                                                ----------
                                                                                   165,634
                                                                                ----------
AUTOMOTIVE - 5.0%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                         150,000        151,500
Dana Corp., 5.850%, 1/15/2015, 144A                                   5,000          4,404
Dana Corp., 7.000%, 3/01/2029                                        15,000         13,173
Delphi Automotive Systems Corp., 7.125%, 5/01/2029                   85,000         67,544
General Motors Acceptance Corp., 3.700%, 3/20/2007                  185,000        175,986
Navistar International Corp., 7.500%, 6/15/2011                      40,000         40,300
Tenneco Automotive, Inc., 8.625%, 11/15/2014, 144A                   10,000          9,725
                                                                                ----------
                                                                                   462,632
                                                                                ----------
CHEMICALS - 3.1%
Borden, Inc., 7.875%, 2/15/2023                                      65,000         59,150
Borden, Inc., 8.375%, 4/15/2016                                     175,000        168,000
Hercules, Inc., 6.500%, 6/30/2029                                    30,000         24,000
Nalco Finance Holdings LLC, Zero Coupon Bond, 2/01/2014
 (step to 9.000% on 2/01/09)(c)                                      43,000         32,465
                                                                                ----------
                                                                                   283,615
                                                                                ----------
CONSTRUCTION MACHINERY - 2.1%
Case Credit Corp., 6.750%, 10/21/2007                               100,000         99,000
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013                  35,000         29,050
United Rentals North America, Inc., 7.000%, 2/15/2014                75,000         68,625
                                                                                ----------
                                                                                   196,675
                                                                                ----------
CONSUMER CYCLICAL SERVICES - 0.3%
Alderwoods Group, Inc., 7.750%, 9/15/2012, 144A                      25,000         25,563
                                                                                ----------
CONSUMER NON-CYCLICAL SERVICES - 0.3%
Jostens IH Corp., 7.625%, 10/01/2012                                 25,000         24,750
                                                                                ----------
ELECTRIC - 12.3%
AES Corp., 7.750%, 3/01/2014                                        100,000        103,250
AES Corp., 8.875%, 11/01/2027                                       120,000        127,200
Allegheny Energy Supply Co. LLC, 7.800%, 3/15/2011                   40,000         41,500
Calpine Corp., 8.500%, 2/15/2011                                    187,000        131,835
Calpine Corp., 8.750%, 7/15/2013, 144A                               50,000         37,750
Edison Mission Energy, 7.730%, 6/15/2009                            210,000        218,925
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                                   45,000         48,749
Enersis SA, 7.375%, 1/15/2014                                        50,000         52,051
Enersis SA, 7.400%, 12/01/2016                                      175,000        181,963
TECO Energy, Inc., 7.200%, 5/01/2011                                125,000        131,719
Texas Genco LLC, 6.875%, 12/15/2014, 144A                            65,000         65,162
                                                                                ----------
                                                                                 1,140,104
                                                                                ----------

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                   PRINCIPAL AMOUNT VALUE(A)
----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRONICS - 10.6%
Amkor Technology, Inc., 7.750%, 5/15/2013             $  40,000     $ 33,600
Amkor Technology, Inc., 10.500%, 5/01/2009               25,000       22,375
Celestica, Inc., 7.875%, 7/01/2011                       40,000       40,500
Corning, Inc., 5.900%, 3/15/2014                        305,000      304,025
Lucent Technologies, Inc., 6.450%, 3/15/2029            385,000      332,062
Nortel Networks Corp., 6.875%, 9/01/2023                100,000       92,250
Northern Telecom Capital Corp., 7.875%, 6/15/2026       160,000      160,800
                                                                    --------
                                                                     985,612
                                                                    --------
FOOD - 0.3%
Friendly Ice Cream Corp., 8.375%, 6/15/2012              25,000       23,750
                                                                    --------
HEALTHCARE - 0.2%
HCA, Inc., 5.500%, 12/01/2009                            20,000       19,776
                                                                    --------
HOME CONSTRUCTION - 2.1%
Hovnanian K Enterprises, Inc., 6.375%, 12/15/2014        90,000       86,850
Hovnanian K Enterprises, Inc., 6.500%, 1/15/2014        115,000      112,412
                                                                    --------
                                                                     199,262
                                                                    --------
INDEPENDENT/ENERGY - 2.4%
Chesapeake Energy Corp., 6.375%, 6/15/2015, 144A         50,000       49,375
Chesapeake Energy Corp., 6.875%, 1/15/2016              150,000      151,500
Swift Energy Co., 7.625%, 7/15/2011                      20,000       20,700
                                                                    --------
                                                                     221,575
                                                                    --------
INFORMATION/DATA TECHNOLOGY - 3.0%
Xerox Capital Trust I, 8.000%, 2/01/2027                280,000      280,000
                                                                    --------
INTEGRATED/ENERGY - 1.7%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A       70,000       65,100
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A        95,000       89,300
                                                                    --------
                                                                     154,400
                                                                    --------
LODGING - 0.4%
Louisiana Quinta Property, Inc., 7.000%, 8/15/2012       35,000       35,438
                                                                    --------
MEDIA CABLE - 4.5%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                                     145,000      113,462
CSC Holdings, Inc., 6.750%, 4/15/2012, 144A             215,000      213,387
PanAmSat Corp., 6.875%, 1/15/2028                        25,000       22,750
Rogers Cable, Inc., 5.500%, 3/15/2014                    75,000       68,813
                                                                    --------
                                                                     418,412
                                                                    --------
MEDIA NON-CABLE - 0.3%
Dex Media, Inc., 8.000%, 11/15/2013                      30,000       31,050
                                                                    --------
METALS & MINING - 5.9%
AK Steel Corp., 7.750%, 6/15/2012                       150,000      144,375
Glencore Funding LLC, 6.000%, 4/15/2014, 144A           155,000      147,404
International Steel Group, Inc., 6.500%, 4/15/2014       75,000       76,500
Vale Overseas Ltd., 8.250%, 1/17/2034                   175,000      182,000
                                                                    --------
                                                                     550,279
                                                                    --------

                See accompanying notes to financial statements.

                                                        PRINCIPAL AMOUNT VALUE(A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

OIL FIELD SERVICES - 1.6%
North America Energy Partners, Inc., 8.750%, 12/01/2011     $ 25,000     $ 22,500
Pecom Energia SA, 8.125%, 7/15/2010, 144A                     40,000       40,000
Pride International, Inc., 7.375%, 7/15/2014                  85,000       90,100
                                                                         --------
                                                                          152,600
                                                                         --------

PACKAGING - 1.7%
Owens-Illinois, Inc., 7.500%, 5/15/2010                       80,000       82,400
Owens-Illinois, Inc., 7.800%, 5/15/2018                       55,000       55,963
Solo Cup Co., 8.500%, 2/15/2014                               20,000       20,000
                                                                         --------
                                                                          158,363
                                                                         --------
PAPER - 6.0%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                 75,000       64,875
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                145,000      122,887
Bowater, Inc., 6.500%, 6/15/2013                             155,000      147,638
Georgia-Pacific Group, 7.375%, 12/01/2025                    210,000      219,450
                                                                         --------
                                                                          554,850
                                                                         --------
PHARMACEUTICALS - 1.1%
Elan Financial Plc, 7.750%, 11/15/2011, 144A                  20,000       14,950
Pharma Services Intermediate Holding Corp., Zero Coupon
 Bond, 4/01/2014 (step to 11.500% on 4/01/09), 144A(c)       125,000       88,125
                                                                         --------
                                                                          103,075
                                                                         --------
PIPELINES - 7.0%
Coastal Corp., 6.375%, 2/01/2009                             100,000       96,000
Coastal Corp., 6.950%, 6/01/2028                              95,000       82,650
Southern Natural Gas Co., 7.350%, 2/15/2031                  100,000      102,139
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028                35,000       34,343
Williams Cos., Inc., 7.500%, 1/15/2031                       235,000      246,750
Williams Cos., Inc., 7.750%, 6/15/2031                        85,000       91,800
                                                                         --------
                                                                          653,682
                                                                         --------
REAL ESTATE INVESTMENT TRUSTS - 1.9%
Host Marriott LP, Series M, 7.000%, 8/15/2012                175,000      173,250
                                                                         --------
RETAILERS - 2.3%
Dillard's, Inc., 6.625%, 1/15/2018                           155,000      153,450
Dillard's, Inc., 7.130%, 8/01/2018                            25,000       25,250
Rite Aid Corp., 6.875%, 12/15/2028                            50,000       38,750
                                                                         --------
                                                                          217,450
                                                                         --------
SOVEREIGNS - 3.8%
Hanaro Telecom, Inc., 7.000%, 2/01/2012, 144A                 95,000       91,965
Republic of Brazil, 8.250%, 1/20/2034                        165,000      146,520
Republic of Brazil C Bond, 8.000%, 4/15/2014                  27,853       27,611
Republic of Colombia, 8.125%, 5/21/2024                      100,000       91,000
                                                                         --------
                                                                          357,096
                                                                         --------
SUPERMARKETS - 0.5%
Couche-Tard US/Finance, 7.500%, 12/15/2013                    40,000       42,000
                                                                         --------
TEXTILE - 0.2%
INVISTA, 9.250%, 5/01/2012, 144A                              20,000       22,000
                                                                         --------

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2005 (UNAUDITED)

                                                           PRINCIPAL AMOUNT   VALUE(A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 1.7%
American President Cos. Ltd., 8.000%, 1/15/2024               $  25,000     $   26,250
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/2019            20,813         20,663
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                     42,574         42,114
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                     34,292         28,194
Stena AB, 7.500%, 11/01/2013                                     45,000         44,550
                                                                            ----------
                                                                               161,771
                                                                            ----------

WIRELESS TELECOMMUNICATION SERVICES - 4.1%
American Tower Corp., 7.125%, 10/15/2012                         45,000         44,775
Citizens Communications Co., 9.000%, 8/15/2031                   20,000         20,800
Citizens Communications Co., 7.000%, 11/01/2025                  15,000         13,125
MCI, Inc., 8.735%, 5/01/2014                                     45,000         49,500
Rogers Wireless, Inc., 6.375%, 3/01/2014                        205,000        198,850
Rogers Wireless, Inc., 7.250%, 12/15/2012                        50,000         51,000
                                                                            ----------
                                                                               378,050
                                                                            ----------
WIRELINES - 6.0%
AT&T Corp., 9.750%, 11/15/2031                                   45,000         54,900
Philippine Long Distance Telephone Co., 8.350%, 3/06/2017       150,000        145,500
Qwest Capital Funding, Inc., 6.375%, 7/15/2008                   25,000         23,313
Qwest Capital Funding, Inc., 7.000%, 8/03/2009                  135,000        126,562
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                  140,000        118,300
US West Capital Funding, Inc., 6.875%, 7/15/2028                115,000         89,125
                                                                            ----------
                                                                               557,700
                                                                            ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $8,433,915)                                                8,750,414
                                                                            ----------

CONVERTIBLE BONDS - 3.0%

ELECTRONIC COMPONENTS - 0.1%
Sanmina-SCI Corp., Zero Coupon Bond, 9/12/2020                   20,000         10,775
                                                                            ----------
ELECTRONICS - 0.6%
Amkor Technology, Inc., 5.000%, 3/15/2007                        65,000         56,956
                                                                            ----------
INFORMATION/DATA TECHNOLOGY - 0.6%
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008             50,000         37,438
Maxtor Corp., 5.750%, 3/01/2012                                  25,000         21,750
                                                                            ----------
                                                                                59,188
                                                                            ----------
INFORMATION TECHNOLOGY - CONSULTING & SERVICES - 0.2%
SCI Systems, Inc., 3.000%, 3/15/2007                             15,000         14,456
                                                                            ----------
PAPER - 0.2%
Boise Cascade LLC, 5.535%, 10/15/2012, 144A                      20,000         20,400
                                                                            ----------
PHARMACEUTICALS - 1.3%
EPIX Pharmaceuticals, Inc., 3.000%, 6/15/2024                    10,000          7,500
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008              40,000         36,700
Valeant Pharmaceuticals International, 4.000%, 11/15/2013        80,000         76,900
                                                                            ----------
                                                                               121,100
                                                                            ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $289,389)                                                    282,875
                                                                            ----------

TOTAL BONDS AND NOTES
 (Identified Cost $8,723,304)                                                9,033,289
                                                                            ----------

                See accompanying notes to financial statements.

                                                                                SHARES                            VALUE(A)
--------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS - 0.8% OF TOTAL NET ASSETS

CONVERTIBLE PREFERRED STOCKS - 0.8%

WIRELINES - 0.8%
Philippine Long Distance Telephone Co., $3.50 GDS                                1,500                          $   73,500
                                                                                                                ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $70,313)                                                                                          73,500
                                                                                                                ----------

TOTAL INVESTMENTS - 98.0%
 (Identified Cost $8,793,617)(b)                                                                                 9,106,789
 Other Assets Less Liabilities--2.0%                                                                               185,549
                                                                                                                ----------

TOTAL NET ASSETS - 100%                                                                                         $9,292,338
                                                                                                                ----------

(a)See Note 2a of Notes to Financial Statements.

(b)Federal Tax Information: At March 31, 2005 the net unrealized appreciation on investments based on cost of
   $8,793,776 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  410,5
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value    (97,509)
                                                                                                                ----------
   Net unrealized appreciation                                                                                  $  313,013
                                                                                                                ----------

(c)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these amounted to $984,610 or 10.60% of total net assets.
GDSGlobal Depository Shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2005 AS A PERCENTAGE OF NET ASSETS

                   Electric                            12.3%
                   Electronics                         11.2
                   Pipelines                            7.0
                   Wirelines                            6.8
                   Paper                                6.2
                   Metals & Mining                      5.9
                   Automotive                           5.0
                   Media Cable                          4.5
                   Wireless Telecommunication Services  4.1
                   Sovereigns                           3.8
                   Information/Data Technology          3.6
                   Chemicals                            3.1
                   Pharmaceuticals                      2.4
                   Independent/Energy                   2.4
                   Retailers                            2.3
                   Home Construction                    2.1
                   Construction Machinery               2.1
                   Other, less than 2% each            13.2

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005 (UNAUDITED)

      ASSETS
       Investments at cost                                      $8,793,617
       Net unrealized appreciation                                 313,172
                                                                ----------
         Investments at value                                    9,106,789
       Cash                                                         34,439
       Dividends and interest receivable                           168,490
                                                                ----------
          TOTAL ASSETS                                           9,309,718
                                                                ----------

      LIABILITIES
       Payable for securities purchased                             17,148
       Payable for foreign taxes                                       232
                                                                ----------
          TOTAL LIABILITIES                                         17,380
                                                                ----------
      NET ASSETS                                                $9,292,338
                                                                ----------
      Net Assets consist of:
       Paid in capital                                          $8,887,706
       Undistributed net investment income                          58,679
       Accumulated net realized gain on investments                 32,781
       Net unrealized appreciation on investments                  313,172
                                                                ----------
      NET ASSETS                                                $9,292,338
                                                                ----------

      NET ASSET VALUE AND OFFERING PRICE
      INSTITUTIONAL SHARES:
       Net assets                                               $9,292,338
                                                                ----------
       Shares of beneficial interest                               890,904
                                                                ----------
       Net asset value, offering and redemption price per share $    10.43
                                                                ----------

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

        INVESTMENT INCOME
        Dividends                                             $   3,088
        Interest                                                347,269
        Less foreign taxes withheld                                (463)
                                                              ---------
        Net investment income                                   349,894
                                                              ---------

        REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Realized gain on investments--net                        38,297
        Change in unrealized appreciation on investments--net    56,278
                                                              ---------
        Net realized and unrealized gain on investments          94,575
                                                              ---------

        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $ 444,469
                                                              ---------

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                 FOR THE PERIOD FROM
                                                                SIX MONTHS ENDED   APRIL 13, 2004*
                                                                 MARCH 31, 2005        THROUGH
                                                                  (UNAUDITED)    SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income                                             $  349,894        $  277,366
 Net realized gain (loss) on investments                               38,297            (5,391)
 Change in unrealized appreciation on investments                      56,278           256,894
                                                                ---------------- -------------------
 Increase in net assets resulting from operations                     444,469           528,869
                                                                ---------------- -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
   Institutional Class                                               (347,901)         (220,805)
                                                                ---------------- -------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS       116,901         8,770,805
                                                                ---------------- -------------------
 Total increase in net assets                                         213,469         9,078,869

NET ASSETS
 Beginning of period                                                9,078,869                --
                                                                ---------------- -------------------
 End of period                                                     $9,292,338        $9,078,869
                                                                ---------------- -------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                $   58,679        $   56,686
                                                                ---------------- -------------------

*Commencement of operations.

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                                   INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                  -------------------------------------  ----------------------------
                      Net asset               Net realized                 Dividends    Distributions
                       value,        Net     and unrealized Total from        from        from net
                      beginning   investment    gain on     investment   net investment   realized
                    of the period income(e)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
3/31/2005(f)           $10.32       $0.39        $0.11        $0.50          $(0.39)         $--
9/30/2004(a)            10.00        0.33         0.25         0.58           (0.26)          --





(a) For the period April 13, 2004 (inception) through September 30, 2004. (b) Periods less than one year are not annualized. (c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operating of the Fund. (d) Annualized for periods less than one year. (e) Per share net investment income has been calculated using the average shares outstanding during the period. (f) For the six months ended March 31, 2005 (Unaudited).

                See accompanying notes to financial statements.

                                                    RATIOS TO AVERAGE NET ASSETS
--------------                                 ---------------------------------------
              Net asset            Net assets,
                value,             end of the                          Net investment Portfolio
    Total     end of the   Total     period        Net        Gross        income     turnover
distributions   period   return(b)    (000)    expenses(c) expenses(c)   (loss)(d)      rate
-----------------------------------------------------------------------------------------------

   $(0.39)      $10.43      4.9%     $9,292        --          --           7.42%        15%
    (0.26)       10.32      5.9       9,079        --          --           7.03         45

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)


1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (each such series is a "Fund"). Information presented in these financial statements pertains to Loomis Sayles High Income Opportunities Fund. The Fund offers Institutional Class shares. The Fund's shares are offered exclusively to investors in "wrap fee" programs approved by IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formerly CDC IXIS Asset Management Advisers, L.P. and/or Loomis, Sayles & Company, L.P. ("Loomis Sayles") and to institutional advisory clients of IXIS Advisors or Loomis Sayles that, in each case, meet the Fund's policies as established by Loomis Sayles. The financial statements of the other Funds of the Trust are presented in separate reports.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures pursuant to the procedures approved by the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. At March 31, 2005, there were no open foreign currency exchange contracts.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2005, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax and excise taxes have been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization accruals. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2005, purchases and sales of securities (excluding short-term investments were $1,816,087 and $1,346,100, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940
Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent registered public accounting firm retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to the Fund. Under the terms of the management agreement, Loomis Sayles does not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Fund does not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Espargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE FEES. During the period October 1, 2004 to December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Fund and subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Effective January 1, 2005, IXIS Advisors, a wholly owned subsidiary of IXIS North America, assumed responsibility for providing accounting and administrative services to the Fund. State Street Bank continues to serve as sub-administrator. For these services, Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to IXIS Services or IXIS Advisors for services to the Fund under each agreement.

C. TRANSFER AGENT FEES. IXIS Services serves as transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For these services, Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to IXIS Services for services to the Fund under this agreement.

D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Fund. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemptions of Fund shares.

E. TRUSTEES FEES AND EXPENSES. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, Loomis Sayles Distributors, L.P., IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts (Loomis Sayles Funds I and Loomis Sayles Funds II) and the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I), receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an additional annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to reimburse the Trustees for the Fund's pro-rata portion of its Trustees fees.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

F. PUBLISHING SERVICES. IXIS Services performs certain desktop publishing services for the Fund. Loomis Sayles has agreed to reimburse IXIS Services to the extent that IXIS Services incurs expenses in connection with such services.

5. LINE OF CREDIT. The Fund, together with certain other funds of the Loomis Sayles Funds Trusts, participates in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2005, the Fund had no borrowings under the agreement. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, such fees to State Street Bank.

6. CAPITAL SHARES. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:


                                       Six Months Ended March 31, 2005 Period Ended September 30, 2004(a)
                                       ------------------------------- ----------------------------------

                                        Shares          Amount         Shares            Amount
                                       -------        ---------        -------         ----------
  Issued from the sale of shares            --        $      --        857,271         $8,550,000
  Issued in connection with
    the reinvestment of distributions   32,901          347,901         22,382            220,805
  Redeemed                             (21,650)        (231,000)            --                 --
                                       -------        ---------------  --------------- ------------------
  Net change                            11,251        $ 116,901        879,653         $8,770,805
                                       -------        ---------------  --------------- ------------------
  (a)From April 13, 2004,
     commencement of operations.

7. SUBSEQUENT EVENT. Effective May 1, 2005, the names of the CDC Nvest Funds Trusts changed as follows:

CURRENT NAME                    NEW NAME
------------                    --------
CDC Nvest Funds Trust I         IXIS Advisor Funds Trust I
CDC Nvest Funds Trust II        IXIS Advisor Funds Trust II
CDC Nvest Funds Trust III       IXIS Advisor Funds Trust III
CDC Nvest Companies Trust I     IXIS Advisor Funds Trust IV
CDC Nvest Cash Management Trust IXIS Advisor Cash Management Trust

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees.

Item 11. Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

     (a)(1) Not applicable
     (a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively
     (a)(3) Not applicable.
     (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)(1) and (b)(2), respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Loomis Sayles Funds I


                                    By: /s/ Robert J. Blanding
                                        ----------------------------------------
                                    Name: Robert J. Blanding
                                    Title: President and Chief Executive Officer
                                    Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                    By: /s/ Robert J. Blanding
                                        ----------------------------------------
                                    Name: Robert J. Blanding
                                    Title: President and Chief Executive Officer
                                    Date: May 23, 2005


                                    By: /s/ Michael C. Kardok
                                        ----------------------------------------
                                    Name: Michael C. Kardok
                                    Title: Treasurer
                                    Date: May 23, 2005